Filed pursuant to Rule 497(b)
File No. 333-240012
TOUCHSTONE ANTI-BENCHMARK® US CORE EQUITY FUND
a series of
TOUCHSTONE FUNDS GROUP TRUST
303 Broadway, Suite 1100
Cincinnati, Ohio 45202
(800) 543-0407
August 21, 2020
Dear Shareholder:

We have important information concerning your investment in the Touchstone Anti-Benchmark® US Core Equity Fund (the “Target Fund”), a series of Touchstone Funds Group Trust (the “Target Trust”). As a shareholder of the Target Fund, we wish to inform you that the Board of Trustees of the Target Trust has approved the reorganization of the Target Fund into the Touchstone Dynamic Equity Fund (to be known as Touchstone Anti-Benchmark® US Core Equity Fund) (the “Acquiring Fund”, and together with the Target Fund, the “Funds”), a series of Touchstone Strategic Trust (the “Acquiring Trust”) (the “Reorganization”).

The Reorganization has the potential to provide efficiencies and economies of scale for the combined Fund.

Pursuant to an Agreement and Plan of Reorganization, the Target Fund will transfer all of its assets and liabilities to the Acquiring Fund. As a result of the Reorganization, you will receive shares of the Acquiring Fund that will have a total value equal to the total value of your shares in the Target Fund as of the close of business on the closing date of the Reorganization. The Target Fund will then cease operations and liquidate. The Reorganization is expected to be completed on or about October 2, 2020.

The following table shows the share class of the Acquiring Fund that will be issued to each corresponding share class of the Target Fund. The Acquiring Fund also offers Class A and Class C shares, which are not relevant to the Reorganization.

Target Fund and Share Classes	Acquiring Fund and Share Classes
Touchstone Anti-Benchmark® US Core Equity Fund, a series of the Target Trust	Touchstone Dynamic Equity Fund, a series of the Acquiring Trust (to be known as Touchstone Anti-Benchmark® US Core Equity Fund)
Class Y Institutional Class	Class Y Institutional Class

In addition, effective as of October 3, 2020, TOBAM S.A.S. (“TOBAM”) will serve as sub-advisor to the Acquiring Fund. The enclosed document also provides information about TOBAM and the new sub-advisory agreement for the Acquiring Fund between TOBAM and Touchstone Advisors, Inc. (“Touchstone Advisors”) and the termination of the existing sub-advisory agreement between Touchstone Advisors and Wells Capital Management, Inc. (“Wells Capital”).

Shareholder approval is not required to effect the Reorganization. We have enclosed a Prospectus/Information Statement that describes the Reorganization proposal in greater detail, as well as important information about the Acquiring Fund.

Sincerely,

Jill T. McGruder
President
Touchstone Funds Group Trust

QUESTIONS & ANSWERS

We recommend that you read the enclosed Prospectus/Information Statement. In addition to the detailed information in the Prospectus/Information Statement, the following questions and answers provide an overview of key features of the Reorganization.
Q.    Why are we sending you the Prospectus/Information Statement?

A.
On May 21, 2020, the Board of Trustees of the Target Trust (the “Target Trust Board”) approved the Reorganization of the Target Fund into the Acquiring Fund. The Reorganization does not require approval by shareholders. The Prospectus/Information Statement provides important information regarding the Reorganization and the Acquiring Fund that you should consider carefully.

On May 21, 2020, the Board of Trustees of the Acquiring Trust (the “Acquiring Trust Board”) also approved the appointment of TOBAM to serve as sub-advisor to the Acquiring Fund, effective October 3, 2020. In addition, the Acquiring Trust Board approved changes with regard to the Acquiring Fund’s name, investment goal, principal investment strategies and risks, non-fundamental investment limitations, and benchmark following the appointment of TOBAM as sub-advisor to the Acquiring Fund, as well as amendments to the Acquiring Fund’s expense limitation agreement and investment advisory agreement to reduce the Acquiring Fund’s advisory fee and expense levels. The U.S. Securities and Exchange Commission (“SEC”) has issued an exemptive order that permits Touchstone Advisors, the investment adviser to the Acquiring Fund, under certain conditions, to select or change unaffiliated sub-advisors, enter into new sub-advisory agreements or amend existing sub-advisory agreements without shareholder approval. For additional information regarding the new sub-advisory agreement, see the section titled “Other Information Regarding Change in Sub-Advisor of the Acquiring Fund.” For additional information regarding the changes to the Acquiring Fund’s name, investment goal, principal investment strategies and risks, non-fundamental investment limitations, benchmark, expense limitation agreement, investment advisory agreement, and sub-advisory agreement, see the sections titled “Summary—Reorganization—How do the Funds’ investment goals and principal investment strategies compare?,” “Summary—Reorganization—How do the Funds’ fees and expenses compare?,” “Summary—Reorganization—How do the Funds’ performance records compare?,” and “The Funds’ Management—Expense Limitation Agreement.”

Q.    What will happen to my existing shares?

A.
Immediately after the Reorganization, you will own shares of the Acquiring Fund that are equal in total value to the shares of the Target Fund that you hold as of the close of business on the date of the Reorganization (although the number of shares and the net asset value per share may be different).

Q.	How do the fees and expenses of the Funds compare?

A.
Although the Acquiring Fund’s advisory fee rate is currently higher than the Target Fund’s advisory fee rate at all asset levels, on May 21, 2020, the Acquiring Trust Board approved an amendment to the Acquiring Fund’s investment advisory agreement to reduce the Acquiring Fund’s advisory fee rate. Effective September 12, 2020 (prior to the Reorganization), the advisory fee rate of the Acquiring Fund will be reduced. The Acquiring Fund’s advisory fee rate as of September 12, 2020 will be lower than the Acquiring Fund’s current advisory fee, and will be equal to the advisory fee currently paid by the Target Fund. Class Y and Institutional Class shares of each Fund are not subject to any Rule 12b-1 fees or sales charges.

In addition, each Fund has entered into an expense limitation agreement with Touchstone Advisors, each Fund’s investment advisor. Touchstone Advisors has contractually agreed to waive a portion of its fees and reimburse certain Fund expenses in order to limit annual fund operating expenses for each Fund. The expense limitation for each share class of the Acquiring Fund is currently higher than the expense limitation for the corresponding share class of the Target Fund. The current expense limitation agreements are

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effective through January 29, 2021 for the Target Fund and April 30, 2021 for the Acquiring Fund. Effective September 12, 2020, the expense limitation for each share class of the Acquiring Fund will be reduced. The amended expense limitation agreement will be effective through October 2, 2021. In addition, the annual fund operating expenses after fee waiver and/or expense reimbursement of Class Y and Institutional Class shares of the combined Fund after the Reorganization, as a percentage of average net assets, will be equal to or lower than the annual fund operating expenses after fee waiver and/or expense reimbursement of the corresponding class of shares of the Target Fund.
The section titled “Summary—Reorganization—How do the Funds’ fees and expenses compare?” of the Prospectus/Information Statement compares the fees and expenses of the Funds in detail and the section titled “The Funds’ Management—Expense Limitation Agreement” provides additional information regarding the expense limitation agreements.

Q.	How do the Funds’ investment goals and principal investment strategies compare?

A.
Although the Target Fund is currently managed by TOBAM and the Acquiring Fund is currently managed by Wells Capital, the current investment goals and principal investment strategies of the Funds are similar. Both Funds invest primarily in U.S. equity securities using quantitative investment processes. The Acquiring Fund’s investment strategy incorporates a long/short equity model as well as an option writing strategy that seeks to reduce the overall portfolio’s risk. The Target Fund’s strategy seeks to maximize the diversification of the portfolio while reducing the risk concentrations inherent in traditional market cap weighted indexes. Effective October 3, 2020, the Acquiring Fund will be managed by TOBAM and changes will be made to the Acquiring Fund’s investment goal and principal investment strategies to reflect the current investment goal and principal investment strategies of the Target Fund. The section of the Prospectus/Information Statement titled “Summary—Reorganization—How do the Funds’ investment goals and principal investment strategies compare?” describes the investment goal and principal investment strategies of the Target Fund and the investment goal and principal investment strategies of the Acquiring Fund prior to and following the appointment of TOBAM as sub-advisor to the Acquiring Fund.

Q.    Will I have to pay federal income taxes as a result of the Reorganization?

A.
You are not expected to recognize any gain or loss for federal income tax purposes on the exchange of your shares of the Target Fund for shares of the Acquiring Fund. The Reorganization is intended to qualify as a tax-free reorganization for federal income tax purposes. The sections of the Prospectus/Information Statement titled “Summary—Reorganization—What will be the primary federal income tax consequences of the Reorganization?” and “Information About the Reorganization—Material Federal Income Tax Consequences” provide additional information regarding the federal income tax consequences of the Reorganization.

Prior to the Reorganization, none of the securities of the Target Fund are expected to be sold in connection with the Reorganization.

In connection with the appointment of TOBAM as the sub-advisor to the Acquiring Fund, which is separate from the Reorganization and, which also does not require shareholder approval, it is expected that the Acquiring Fund will reposition its entire portfolio. If such transition had occurred as of December 31, 2019, the Acquiring Fund would have sold approximately $43 million of long positions (or 118% of its investment portfolio) and closed positions sold short and written options of approximately $8 million (or 22% of its investment portfolio).

It is estimated that the portfolio repositioning of the Acquiring Fund, following consummation of the Reorganization and the appointment of TOBAM as sub-advisor to the Acquiring Fund, would have resulted in brokerage commissions or other transaction costs of approximately $292,000 for the Acquiring Fund, based on average commission rates, if such sales occurred on December 31, 2019, and no realized gains if the sales occurred on December 31, 2019 (because gains are offset by the Acquiring Fund's capital loss

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carryforwards). These transaction costs represent expenses of the Acquiring Fund that are not subject to the Fund’s expense cap and will be borne by the Fund and indirectly borne by the Fund’s shareholders (including Target Fund shareholders who receive shares in the Reorganization). The Acquiring Fund may realize gains as a result of such repositioning, which may increase the net investment income and net capital gains to be distributed by the Acquiring Fund as a taxable dividend to its shareholders following the Reorganization. This repositioning will occur whether or not the Reorganization is consummated.

For more information, please see the sections of the Prospectus/Information Statement titled “Summary—Reorganization—What will be the primary federal income tax consequences of the Reorganization?,” “Summary—Reorganization—Will there be any repositioning costs?” and “Information About the Reorganization—Material Federal Income Tax Consequences.”

Q.    Who will manage the Acquiring Fund after the Reorganization?

A.
Both Funds are currently managed by Touchstone Advisors, the investment advisor. The Acquiring Fund has been managed by Analytic Investors, LLC, which was acquired by Wells Capital in 2016, since and prior to the time of its acquisition by Touchstone on April 12, 2012, the sub-advisor; and Harindra de Silva, Ph.D., CFA, Dennis Bein, CFA, Ryan Brown, CFA, and Megan Miller, CFA, the portfolio managers. The Target Fund is currently managed by TOBAM, the sub-advisor; and Tarik Allouache, Ayaaz Allymun, Mara Maccagnan, and Guillaume Toison, the portfolio managers. Effective October 3, 2020, TOBAM will become the sub-advisor to the Acquiring Fund and Tarik Allouache, Ayaaz Allymun, Mara Maccagnan and Guillaume Toison will serve as portfolio managers. Wells Capital will no longer serve as sub-advisor to the Acquiring Fund and will not manage any portion of the Acquiring Fund as of that date. For more information please see the sections of the Prospectus/Information Statement titled “Summary—Reorganization—Who will be the Advisor, Sub-Advisor, and Portfolio Managers of my Fund after the Reorganization?,” “The Funds’ Management—Investment Advisor,” “The Funds’ Management—Sub-Advisor and Portfolio Managers” and “Other Information Regarding Change in Sub-Advisor of the Acquiring Fund.”

Q.	Will I have to pay any sales load, commission, or other similar fee in connection with the Reorganization?

A.
No, you will not pay any sales load, commission, or other similar fee in connection with the shares of the Acquiring Fund you will receive in the Reorganization, and any contingent deferred sales charge (“CDSC”) holding period on your shares of the Target Fund will carry over to the shares of the Acquiring Fund that you receive in the Reorganization. However, following the Reorganization, additional purchases, exchanges and redemptions of shares of the Acquiring Fund will be subject to any applicable sales loads, commissions, and other similar fees.

Q.	Who will pay the costs of the Reorganization?

A.
Touchstone Advisors, and not the Funds, will bear 100% of the Reorganization expenses (which do not include brokerage transaction costs associated with portfolio repositioning), which are estimated to be approximately $85,000 or 0.30% of the Target Fund’s net assets (as of June 30, 2020), whether or not the Reorganization is completed. For a discussion of brokerage transaction costs associated with portfolio repositioning, please see the sections of the Prospectus/Information Statement titled “Summary—Reorganization—Will there be any repositioning costs?”

Q.    What if I redeem my shares before the Reorganization takes place?

A.	If you choose to redeem your shares before the Reorganization takes place, then the redemption will be treated as a normal sale of shares and, generally, will be a taxable transaction.

Q.	Why is no shareholder action necessary?

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A.
The Target Trust’s Declaration of Trust provides that any series may be reorganized into another series by a vote of a majority of the trustees of the Target Trust without the approval of shareholders. In addition, the Reorganization of the Target Fund into the Acquiring Fund satisfies the requisite conditions of Rule 17a-8 under the Investment Company Act of 1940, as amended (the “1940 Act”), such that shareholder approval is not required by the 1940 Act “, because (i) no policy of the Target Fund that may not be changed without a vote of a majority of the Fund’s shareholders, is materially different from a policy of the Acquiring Fund, (ii) no advisory contract between the Acquiring Fund and Touchstone Advisors is materially different from the advisory contract between the Target Fund and Touchstone Advisors, (iii) the trustees of the Board of the Target Fund who are not “interested persons,” as such term is defined in the 1940 Act, and who were elected by the Target Fund’s shareholders will comprise a majority of the trustees of the Board of the Acquiring Trust who are not “interested persons,” as such term is defined in the 1940 Act, and (iv) the distribution fees paid by the Acquiring Fund pursuant to a plan adopted in accordance with Rule 12b-1 of the 1940 Act are no greater than the distribution fees authorized to be paid by the Target Fund pursuant to such a plan. In addition, the Board, including those trustees who are not “interested persons,” as such term is defined in the 1940 Act, determined that the Reorganization was in the best interests of the Target Fund and that the interests of existing shareholders of the Target Fund will not be diluted as a result of the Reorganization.”

Q.	When will the Reorganization occur?

A.	The Reorganization is expected to be completed on or about October 2, 2020.

Q.	Who should I contact for more information?

A.	You can contact Shareholder Services at (800) 543-0407 for more information.

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PROSPECTUS/INFORMATION STATEMENT

AUGUST 21, 2020

TOUCHSTONE ANTI-BENCHMARK® US CORE EQUITY FUND
a series of
TOUCHSTONE FUNDS GROUP TRUST
303 Broadway, Suite 1100
Cincinnati, Ohio 45202
(800) 543-0407

TOUCHSTONE DYNAMIC EQUITY FUND
a series of
TOUCHSTONE STRATEGIC TRUST
303 Broadway, Suite 1100
Cincinnati, Ohio 45202
(800) 543-0407

This Prospectus/Information Statement is being furnished to shareholders of the Touchstone Anti-Benchmark® US Core Equity Fund (the “Target Fund”), a series of Touchstone Funds Group Trust (the “Target Trust”), in connection with an Agreement and Plan of Reorganization (the “Plan”) between the Target Fund and the Touchstone Dynamic Equity Fund (to be known as Touchstone Anti-Benchmark® US Core Equity Fund) (the “Acquiring Fund”), a series of the Touchstone Strategic Trust (the “Acquiring Trust”), providing for (i) the transfer of all the assets of the Target Fund to the Acquiring Fund in exchange solely for Class Y and Institutional Class shares of the Acquiring Fund and the assumption by the Acquiring Fund of all the liabilities of the Target Fund; and (ii) the pro rata (or proportionate) distribution by class of the Acquiring Fund’s shares to the Target Fund’s shareholders in complete liquidation and termination of the Target Fund (the “Reorganization”).
The Board of Trustees of the Target Trust (the “Board”) has approved the proposed Reorganization. In the Reorganization, you will receive shares of the Acquiring Fund in an amount equal in value to the shares of the Target Fund that you hold as of the close of business on the date of the Reorganization (although the number of shares and the net asset value per share may be different). The Reorganization is expected to be completed on or about October 2, 2020.
Each of the Target Fund and the Acquiring Fund is a series of a registered open-end investment company (mutual fund). The Target Fund and the Acquiring Fund are sometimes referred to in this Prospectus/Information Statement individually as a “Fund” and collectively as the “Funds.”
This Prospectus/Information Statement, which you should read carefully and retain for future reference, concisely presents the information that you should know about the Funds and the Reorganization. This document also serves as a prospectus for the offering and issuance of shares of the Acquiring Fund to be issued in the Reorganization. A Statement of Additional Information (“SAI”) dated August 21, 2020 relating to this Prospectus/Information Statement and the Reorganization has been filed with the SEC and is incorporated by reference into this Prospectus/Information Statement (meaning it is legally a part of this Prospectus/Information Statement).
This Prospectus/Information Statement is first being sent to shareholders of the Target Fund on or about August 24, 2020.

THIS IS NOT A PROXY STATEMENT. WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

Additional information concerning the Target Fund and the Acquiring Fund is contained in the documents described below, all of which have been filed with the SEC.

Information About the Target Fund and the Acquiring Fund:	How to Obtain this Information:
Prospectus
1.    Prospectus relating to the Touchstone Anti-Benchmark® US Core Equity Fund dated January 30, 2020, as supplemented through the date of this Prospectus/Information Statement (File No. 033-70958).
2.    Prospectus relating to the Touchstone Dynamic Equity Fund dated April 30, 2020, as supplemented through the date of this Prospectus/Information Statement (File No. 002-80859).

Statement of Additional Information
1.    SAI relating to the Touchstone Anti-Benchmark® US Core Equity Fund dated January 30, 2020, as supplemented through the date of this Prospectus/Information Statement (File No. 033-70958).
2.    SAI relating to the Touchstone Dynamic Equity Fund dated April 30, 2020, as supplemented through the date of this Prospectus/Information Statement (File No. 002-80859).

Annual Report
1.    Annual Report relating to the Touchstone Anti-Benchmark® US Core Equity Fund for the fiscal year ended September 30, 2019 (File No. 811-08104).
2.    Annual Report relating to the Touchstone Dynamic Equity Fund for the fiscal year ended December 31, 2019 (File No. 811-03651).

Semiannual Report
1.    Semiannual Report relating to the Touchstone Anti-Benchmark® US Core Equity Fund for the semiannual period ended March 31, 2020 (File No. 811-08104).

Copies are available upon request and without charge if you:

·    Write to Touchstone Strategic Trust or Touchstone Funds Group Trust, P.O. Box 9878, Providence, Rhode Island 02940; or

·    Call (800) 543-0407 toll-free; or

·    Download a copy from TouchstoneInvestments.com/Resources.

You can also obtain copies of any of the above-referenced documents without charge on the EDGAR database on the SEC’s Internet site at http://www.sec.gov. Copies are available for a fee by electronic request at the following e-mail address: publicinfo@sec.gov.
This Prospectus/Information Statement sets forth the information shareholders of the Target Fund should know before the Reorganization (in effect, investing in shares of the Acquiring Fund) and constitutes an offering of shares of beneficial interest, no par value per share, of the Acquiring Fund. Please read this Prospectus/Information Statement carefully and retain it for future reference.
THE SEC HAS NOT DETERMINED THAT THE INFORMATION IN THIS PROSPECTUS/ INFORMATION STATEMENT IS ACCURATE OR ADEQUATE, NOR HAS IT APPROVED OR DISAPPROVED THESE SECURITIES. ANYONE WHO TELLS YOU OTHERWISE IS COMMITTING A CRIMINAL OFFENSE.

An investment in the Acquiring Fund:

•	is not a deposit of, or guaranteed by, any bank

•	is not insured by the FDIC, the Federal Reserve Board or any other government agency

•	is not endorsed by any bank or government agency

•	involves investment risk, including possible loss of your original investment

SUMMARY
This section summarizes the primary features of the Reorganization. It may not contain all of the information that is important to you. To understand the Reorganization, you should read this entire Prospectus/Information Statement and the exhibits. This summary is qualified in its entirety by reference to the additional information contained elsewhere in this Prospectus/Information Statement, the SAI, and the Plan, a form of which is attached to this Prospectus/Information Statement as Exhibit A.

Background
The inception date of the Target Fund was November 19, 2018 and the inception date of the Acquiring Fund was July 1, 1978. As of March 31, 2020, the Target Fund had net assets of $23.5 million and the Acquiring Fund had net assets of $27.1 million.

Wells Capital is currently the sub-advisor to the Acquiring Fund. At a meeting on May 21, 2020, the Acquiring Trust Board approved the appointment of TOBAM to serve as sub-advisor to the Acquiring Fund effective as of October 3, 2020. The sub-advisory agreement with Wells Capital will terminate on October 2, 2020. Touchstone Advisors recommended, and the Acquiring Trust Board approved, the appointment of a new sub-advisor based on their regular evaluation of the nature and quality of services, including performance, consistency of investment style, organizational structure, compliance and other factors. See the section titled “Other Information Regarding Change in Sub-Advisor of the Acquiring Fund.”

Reorganization
What are the Reasons for the Reorganization?
The Target Fund and the Acquiring Fund currently have similar investment goals and principal investment strategies. In addition, immediately following the Reorganization, the Acquiring Fund will be managed by the same sub-advisor that currently manages the Target Fund. The Reorganization has the potential to provide efficiencies and economies of scale for the combined Fund. At a meeting on May 21, 2020, the Target Trust Board, including those trustees who are not “interested persons,” as such term is defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Trustees”), determined that the Reorganization was in the best interests of the Funds and that the interests of existing shareholders of the Funds will not be diluted as a result of the Reorganization. The Target Trust Board approved the Reorganization. The Target Trust Board considered the following factors, among others: the investment goals, principal investment strategies, sub-advisor and portfolio managers of the Funds; the historical investment performance record of the Funds; the advice and recommendation of Touchstone Advisors, including its opinion that the Reorganization would be in the best interests of the Funds and that the combined Fund would have a greater opportunity to achieve economies of scale than either Fund operating individually; and the investment advisory fee and other fees paid by the Funds, the expense ratios of the Funds and the contractual limitations on the Funds’ expenses.
For more information, please see the section titled “Information About the Reorganization—Reasons for the Reorganization.”

What are the key features of the Reorganization?
The Plan sets forth the key features of the Reorganization. The Plan provides for the following:
• the transfer of all the assets of the Target Fund to the Acquiring Fund in exchange solely for Class Y and Institutional Class shares of the Acquiring Fund and the assumption by the Acquiring Fund of all the liabilities of the Target Fund;
• the pro rata (or proportionate) distribution by class of the Acquiring Fund's shares to the Target Fund shareholders in complete liquidation and termination of the Target Fund; and

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• the receipt of an opinion of counsel that the Reorganization qualifies as a tax-free reorganization for federal income tax purposes.
The Reorganization is expected to be completed on or about October 2, 2020.

After the Reorganization, what shares of the Acquiring Fund will I own?
Each Fund is a series of a registered open-end management investment company (i.e., a mutual fund). In the Reorganization, you will receive the same class of shares in the Acquiring Fund as you currently own in the Target Fund. The Acquiring Fund shares you receive will have the same total value as your shares of the Target Fund, in each case measured as of the close of business on the date of the Reorganization.
How do the Funds’ fees and expenses compare?
Comparative Fee Tables. The following tables allow you to compare the various fees and expenses that you may pay for buying and holding shares of each Fund. Pro forma expenses project anticipated expenses of the Acquiring Fund following the Reorganization. Actual expenses may be greater or less than those shown. If you purchase Class Y shares through a broker acting solely as an agent on behalf of its customers, that broker may charge you a commission. Such commissions, if any, are not charged by the Fund and are not reflected in the fee table or expense example below. Expense ratios reflect annual fund operating expenses for the twelve months ended December 31, 2019 for the Acquiring Fund and March 31, 2020 for the Target Fund. Pro forma numbers are estimated as if the Reorganization had been completed as of December 31, 2019 and do not include the estimated costs of the Reorganization, which will be borne by Touchstone Advisors and not the Funds, or the costs of portfolio repositioning.

	Touchstone Anti-Benchmark® US Core Equity Fund Class Y	Touchstone Dynamic Equity Fund Class Y	Touchstone Dynamic Equity Fund (to be known as Touchstone Anti-Benchmark® US Core Equity Fund) after Reorganization (pro forma) Class Y
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of original purchase price or the amount redeemed, whichever is less)	None	None	None
Wire Redemption Fee	Up to $15	Up to $15	Up to $15
Annual Fund Operating Expenses (expenses that you pay each year as a % of the value of your investment)
Management Fees	0.35%	0.85%	0.35%(1)
Distribution and/or Shareholder Service (12b-1) Fees	None	None	None
Other Expenses
Dividend and Interest Expenses on Securities Sold Short	0.00%	0.54%	0.00%(2)
Liquidity Provider Expenses	0.00%	0.01%	0.00%(2)
Other Operating Expenses	23.18%	0.50%	0.44%(2)
Total Other Expenses	23.18%	1.05%	0.44%
Total Annual Fund Operating Expenses	23.53%	1.90%	0.79%
Fee Waiver or Expense Reimbursement	(22.99%)(3)	(0.05%)(3)	(0.25%)(4)
Total Annual Fund Operating Expenses After Fee Waiver or Expense Reimbursement	0.54%(3)	1.85%(3)	0.54%(4)

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	Touchstone Anti-Benchmark® US Core Equity Fund Institutional Class	Touchstone Dynamic Equity Fund Institutional Class	Touchstone Dynamic Equity Fund (to be known as Touchstone Anti-Benchmark® US Core Equity Fund) after Reorganization (pro forma) Institutional Class
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of original purchase price or the amount redeemed, whichever is less)	None	None	None
Wire Redemption Fee	Up to $15	Up to $15	Up to $15
Annual Fund Operating Expenses (expenses that you pay each year as a % of the value of your investment)
Management Fees	0.35%	0.85%	0.35%(1)
Distribution and/or Shareholder Service (12b-1) Fees	None	None	None
Other Expenses
Dividend and Interest Expenses on Securities Sold Short	0.00%	0.54%	0.00%(2)
Liquidity Provider Expenses	0.00%	0.01%	0.00%(2)
Other Operating Expenses	0.48%	0.73%	0.36%(2)
Total Other Expenses	0.48%	1.28%	0.36%
Total Annual Fund Operating Expenses	0.83%	2.13%	0.71%
Fee Waiver or Expense Reimbursement	(0.39%)(3)	(0.33%)(3)	(0.27%)(4)
Total Annual Fund Operating Expenses After Fee Waiver or Expense Reimbursement	0.44%(3)	1.80%(3)	0.44%(4)
(1) Management Fees have been restated to reflect contractual changes to the Fund's Investment Advisory Agreement effective September 12, 2020.
(2) Dividend and Interest Expenses on Securities Sold Short, Liquidity Provider Expenses and Other Expenses are estimated based on fees and expenses of the Acquiring and Target Funds assuming the Reorganization and Repositioning had been consummated as of the beginning of the twelve-month period ended December 31, 2019.
(3) Touchstone Advisors and the Trusts have each entered into a contractual expense limitation agreement whereby Touchstone Advisors will waive a portion of its fees or reimburse certain Fund expenses (excluding dividend and interest expenses relating to short sales; interest; taxes; brokerage commissions and other transaction costs; portfolio transaction and investment related expenses, including expenses associated with the Fund's liquidity providers; other expenditures which are capitalized in accordance with U.S. generally accepted accounting principles; the cost of “Acquired Fund Fees and Expenses,” if any; and other extraordinary expenses not incurred in the ordinary course of business) in order to limit annual Fund operating expenses to 1.30%, and 1.25% of average daily net assets for Class Y and Institutional Class shares of the Acquiring Fund, respectively, and 0.54% and 0.44% of average daily net assets for Class Y and Institutional Class shares of the Target Fund, respectively. This contractual expense limitation is effective through April 30, 2021 and January 29, 2021, respectively, but can be terminated by a vote of the applicable Board if it deems the termination to be beneficial to the Fund’s shareholders. The terms of the contractual expense limitation agreement provide that Touchstone Advisors is entitled to recoup, subject to approval by the applicable Board, such amounts waived or reimbursed for a period of up to three years from the date on which the Advisor reduced its compensation or assumed expenses for the Fund. The Fund will make repayments to the Advisor only if such repayment does not cause the annual Fund operating expenses (after the repayment is taken into account) to exceed both (1) the expense cap in place when such amounts were waived or reimbursed and (2) the Fund’s current expense limitation. Target Fund fees waived and expenses reimbursed by Touchstone Advisors prior to the closing of the Reorganization may not be recouped by Touchstone Advisors following the closing of the Reorganization.
(4) Effective September 12, 2020, Touchstone Advisors has contractually agreed to waive fees and/or reimburse certain expenses in order to limit total annual fund operating expenses of the Acquiring Fund to 0.54% and 0.44% of average daily net assets for Class Y and Institutional Class shares, respectively. The contractual expense limitation agreement will have the terms described above in Footnote 3, including recoupment provisions, and is effective through October 2, 2021. Additional information regarding the expense limit is provided under the section entitled “The Funds’ Management—Expense Limitation Agreement.”

Expense Example. The example is intended to help you compare the cost of investing in each Fund and the Acquiring Fund (pro forma), assuming the Reorganization takes place. The example assumes that you invest $10,000 for the time periods indicated and redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, that the operating expenses remain as shown above and that the contractual expense limitation agreement for the Acquiring Fund after the Reorganization (pro forma) and after the appointment of TOBAM as sub-advisor to the Acquiring Fund (pro forma) is in place for the first year. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

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	Assuming Redemption at End of Period
Classes	1 Year	3 Years	5 Years	10 Years
Class Y
Touchstone Anti-Benchmark® US Core Equity Fund	$55	$4,102	$6,789	$10,188
Touchstone Dynamic Equity Fund	$188	$592	$1,022	$2,218
Touchstone Dynamic Equity Fund (to be known as Touchstone Anti-Benchmark® US Core Equity Fund) after Reorganization (Pro Forma)	$55	$227	$414	$955
Institutional Class
Touchstone Anti-Benchmark® US Core Equity Fund	$45	$226	$422	$989
Touchstone Dynamic Equity Fund	$183	$635	$1,114	$2,436
Touchstone Dynamic Equity Fund (to be known as Touchstone Anti-Benchmark® US Core Equity Fund) after Reorganization (Pro Forma)	$45	$200	$368	$857

Portfolio Turnover. Each Fund pays transaction costs, such as brokerage commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the Example, affect the Funds’ performance. For the period from the inception of the Target Fund (November 19, 2018) to September 30, 2019, the portfolio turnover rate for the Target Fund was 137%. As of its most recent fiscal year end, the portfolio turnover rate for the Acquiring Fund was 229%.
How do the Funds’ performance records compare?

The bar charts and performance tables below illustrate some indication of the risks and volatility of an investment in each Fund by showing changes in each Fund’s performance from calendar year to calendar year and by showing how the Target Fund’s average annual total returns for one year and since inception compare with the Russell 1000 Index, and how the Acquiring Fund’s average annual total returns for one year, five years, and ten years compare with the S&P 500 Index and FTSE 3-Month T-Bill Index. The Funds’ past performance (before and after taxes) does not indicate how the Funds will perform in the future. Updated performance is available at no cost by visiting TouchstoneInvestments.com or by calling (800) 543-0407.

In connection with the Reorganization, the Acquiring Fund's primary benchmark will be changed from the S&P 500 Index and the FTSE 3-Month T-Bill Index to the Russell 1000 Index, effective October 3, 2020.

Touchstone Anti-Benchmark® US Core Equity Fund — Class Y Total Return as of December 31
Best Quarter: First Quarter 2019 10.99% Worst Quarter: Third Quarter 2019 0.95%

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After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your after-tax returns may differ from those shown and depend on your tax situation. The after-tax returns do not apply to shares held in an IRA, 401(k), or other tax-advantaged account.  After-tax returns are only shown for Class Y shares and after-tax returns for other classes will vary.
Average Annual Total Returns
For the periods ended December 31, 2019

	1 Year	Since Inception (11-18-18)
Touchstone Anti-Benchmark® US Core Equity Fund—Class Y
Return Before Taxes	25.91%	13.59%
Return After Taxes on Distributions	25.42%	12.98%
Return After Taxes on Distributions and Sale of Fund Shares	15.65%	10.27%
Touchstone Anti-Benchmark® US Core Equity Fund—Institutional Class
Return Before Taxes	25.96%	13.64%
Russell 1000® Index (reflects no deduction for fees, expenses or taxes)	31.43%	18.31%
Touchstone Dynamic Equity Fund (to be known as Touchstone Anti-Benchmark® US Core Equity Fund) – Class Y Total Return as of December 31

Best Quarter: Fourth Quarter 2011 10.89% Worst Quarter: Fourth Quarter 2018 (12.03)%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your after-tax returns may differ from those shown and depend on your tax situation. The after-tax returns do not apply to shares held in an IRA, 401(k), or other tax-advantaged account.  After-tax returns are only shown for Class Y shares and after-tax returns for other classes will vary.

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Average Annual Total Returns
For the periods ended December 31, 2019

	1 Year	5 Years	10 Years
Touchstone Dynamic Equity Fund (to be known as Touchstone Anti-Benchmark® US Core Equity Fund) - Class Y
Return Before Taxes	12.45%	4.19%	6.47%
Return After Taxes on Distributions	6.75%	2.93%	5.80%
Return After Taxes on Distributions and Sale of Fund Shares	9.84%	3.07%	5.13%
Touchstone Dynamic Equity Fund (to be known as Touchstone Anti-Benchmark® US Core Equity Fund) - Institutional Class
Return Before Taxes	12.56%	4.21%	6.49%
S&P 500® Index (reflects no deduction for fees, expenses or taxes)	31.49%	11.70%	13.56%
FTSE 3-Month T-Bill Index (reflects no deduction for fees, expenses or taxes)	2.25%	1.05%	0.56%
Will I be able to purchase, redeem, and exchange shares the same way?
Yes, after the Reorganization you will be able to purchase, redeem, and exchange shares of the Acquiring Fund the same way that you purchase, redeem, and exchange shares of the Target Fund. For more information, see the sections titled “Choosing a Class of Shares—Buying and Selling Fund Shares” and “Choosing a Class of Shares—Exchange Privileges of the Funds.”

Will I be able to receive distributions the same way?
Like the Target Fund, the Acquiring Fund intends to distribute to its shareholders substantially all of its net investment income and capital gains. Each Fund declares and pays any net investment income dividends annually. After the Reorganization, the Acquiring Fund expects to declare and pay any net investment income dividends annually. Each Fund makes distributions of capital gains, if any, at least annually. After the Reorganization, any income and capital gains will be reinvested in the class of shares of the Acquiring Fund you receive in the Reorganization or, if you have so elected, distributed in cash. Each Fund intends to make distributions that may be taxed as ordinary income or capital gains except when shares are held through a tax-advantaged account, such as a 401(k) plan or an IRA. Withdrawals from a tax-advantaged account, however, may be taxable. For more information, see the section titled “Distribution and Shareholder Servicing Arrangements—Distribution Policy.”
Who will be the Advisor, Sub-Advisor, and Portfolio Managers of my Fund after the Reorganization?
For each Fund, Touchstone Advisors serves as the investment advisor.
TOBAM currently serves as sub-advisor to the Target Fund, with Tarik Allouache, Ayaaz Allymun, Mara Maccagnan and Guillaume Toison serving as portfolio managers.
Tarik Allouache, Portfolio Manager. Mr. Allouache joined TOBAM in December 2016 as Risk Manager. Mr. Allouache transitioned to the Portfolio Management team at TOBAM in January 2019. Prior to TOBAM, Mr. Allouache was a quantitative analyst at Société Générale where he was responsible for valuations and risk analysis of structured products and derivatives. He worked with the trading desk and portfolio managers to build models to optimize and manage risk of their portfolios. He holds an Engineering degree from ESILV Paris in Mathematics and Computer science and Master of Quantitative Finance from UTS Sydney.
Ayaaz Allymun, Portfolio Manager. Mr. Allymun joined TOBAM in June 2008 as a portfolio manager and researcher. From 2004 he was a portfolio manager at Credit Agricole Asset Management (“CAAM”) in Paris where he managed index funds, enhanced index funds, and multi-strategy funds based on a core/satellite approach. Prior to this, he joined Credit Lyonnais Asset Management (“CLAM”) as a quantitative

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analyst. Mr. Allymun achieved a DESS (equivalent to MSc) of Applied Mathematics with Honors from Pierre & Marie Curie University (Paris VI).
Mara Maccagnan, Portfolio Manager. Ms. Maccagnan is a portfolio manager with more than 7 years' experience in the investment industry. She started her career in 2011 in the structuring department of Banca IMI. She moved to the structured fund team of ANIMA Asset Management Ltd in Dublin in 2012. From 2014 to 2018 she was a portfolio manager of a group of flexible absolute return funds called Smart Volatility and based on a proprietary quantitative risk control model. She joined TOBAM in 2018 as portfolio manager in the equity team. Ms. Maccagnan graduated in Economics from University of Udine and obtained a post MSc diploma in Mathematical Finance from University of Bologna (Faculty of Mathematical, Physical and Natural Science).
Guillaume Toison, Portfolio Manager. Mr. Toison joined TOBAM in December 2006 as equity portfolio manager. Prior to joining the team, he was quantitative analyst for CAAM in Paris, and part of the team that pioneered development of the company’s statistical arbitrage strategies. Mr. Toison graduated from ENST Paris in Mathematics, Computer Science and Telecommunications.
Wells Capital currently serves as sub-advisor to the Acquiring Fund, with Harindra de Silva, Ph.D., CFA, Dennis Bein, CFA, Ryan Brown, CFA, and Megan Miller, CFA serving as portfolio managers.
Harindra de Silva, Ph.D., CFA, serves as President and Portfolio Manager, positions he has held since 1995. Dr. de Silva is responsible for Wells Capital’s strategic direction and the ongoing development of its investment processes. Dr. de Silva focuses on the ongoing research and portfolio management efforts for the firm’s U.S. equity strategies and Tactical Asset Allocation strategies.
Dennis Bein, CFA, serves as Chief Investment Officer and Portfolio Manager, positions he has held since 2004. Mr. Bein is responsible for the ongoing research for Wells Capital’s U.S. equity strategies as well as the day-to-day portfolio management and trading of those accounts.
Ryan Brown, CFA, serves as Portfolio Manager, a position he has held since April 2010. Mr. Brown served as a Portfolio Analyst with Wells Capital from January 2007 to April 2010. Mr. Brown is responsible for the ongoing research efforts for U.S. equity-based investment strategies.
Megan Miller, CFA, serves as Portfolio Manager, a position she has held since March 2020. Ms. Miller is responsible for portfolio management and trading support for derivatives-based investment strategies. Ms. Miller is involved in both research and the portfolio construction of the client portfolios. Ms. Miller joined the firm in 2008 and has 11 years investment experience.
For additional information regarding Touchstone Advisors, the sub-advisor, and the portfolio managers, please see the section titled “The Funds’ Management—Investment Advisor” and “The Funds’ Management—Sub-Advisor and Portfolio Managers.”

After the Reorganization, Touchstone Advisors will continue to serve as investment advisor to the Acquiring Fund. On May 21, 2020, the Acquiring Trust Board approved the appointment of TOBAM to serve as sub-advisor to the Acquiring Fund, effective October 3, 2020, with Tarik Allouache, Ayaaz Allymun, Mara Maccagnan and Guillaume Toison serving as portfolio managers. For additional information regarding TOBAM and the portfolio managers, please see the section titled “Other Information Regarding Change in Sub-Advisor of the Acquiring Fund.”
What will be the primary federal income tax consequences of the Reorganization?
The Reorganization is expected to qualify as a tax-free reorganization for federal income tax purposes. If the Reorganization so qualifies, then generally no gain or loss will be recognized for federal income tax purposes by the Funds or their respective shareholders as a direct result of the Reorganization. As a condition to the closing of the Reorganization, the Funds will each receive an opinion from the law firm of K&L Gates LLP that the Reorganization qualifies as a tax-free reorganization within the meaning of Section 368(a) of the United States

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Internal Revenue Code of 1986, as amended (the “Code”). The opinion, however, is not binding on the Internal Revenue Service (the “IRS”) or any court and thus does not preclude the IRS or a court from taking a contrary position. See “Information About the Reorganization—Material Federal Income Tax Consequences” for more information on the material federal income tax consequences of the Reorganization.
Will there be any repositioning costs?
Prior to the Reorganization, none of the securities of the Target Fund are expected to be sold in connection with the Reorganization.

In connection with the appointment of TOBAM as the sub-advisor to the Acquiring Fund, which is separate from the Reorganization and, which does not require shareholder approval, it is expected that the Acquiring Fund will reposition its entire portfolio. If such transition had occurred as of December 31, 2019, the Acquiring Fund would have sold approximately $43 million of long positions (or 118% of its investment portfolio) and closed positions sold short and written options of approximately $8 million (or 22% of its investment portfolio).

It is estimated that the portfolio repositioning of the Acquiring Fund, following consummation of the Reorganization and the appointment of TOBAM as sub-advisor to the Acquiring Fund, would have resulted in brokerage commissions or other transaction costs of approximately $292,000 for the Acquiring Fund, based on average commission rates, if such sales occurred on December 31, 2019, and no realized gains if the sales occurred on December 31, 2019 (because gains are offset by the Acquiring Fund's capital loss carryforwards). These transaction costs represent expenses of the Acquiring Fund that are not subject to the Fund’s expense cap and will be borne by the Fund and indirectly borne by the Fund’s shareholders (including Target Fund shareholders who receive shares in the Reorganization). This repositioning will occur whether or not the Reorganization is consummated.

The estimated brokerage commissions or other transaction costs from the anticipated portfolio repositioning of the Funds, following the Reorganization, comprise approximately 0.45% of the combined Fund's December 31, 2019 net assets, if such sales occurred on December 31, 2019. The Acquiring Fund may realize gains as a result of such repositioning, which may increase the net investment income and net capital gains to be distributed by the Acquiring Fund as a taxable dividend to its shareholders following the Reorganization.

The amount of the Acquiring Fund's shareholder distributions may be reduced by any unused capital loss carryforwards available to the Acquiring Fund. As of September 30, 2019 and December 31, 2019, respectively, the Target Fund and Acquiring Fund had capital loss carryforwards of $761,830 and $3,602,071, respectively, available for U.S. federal income tax purposes to be applied against future capital gains. After the Reorganization, the Acquiring Fund’s ability to use the Target Fund’s or Acquiring Fund’s pre-Reorganization capital losses, including these carryovers, may be limited.

How do the Funds’ investment goals and principal investment strategies compare?
The Funds currently have similar investment goals. The Target Fund’s investment goal is to seek capital appreciation. The Acquiring Fund’s investment goal is to seek to obtain long-term capital appreciation from hedged equity investments with less risk than a fully invested, unhedged equity portfolio.

The Funds currently have similar principal investment strategies. Both Funds invest primarily in U.S. equity securities using quantitative investment processes. Key differences between the Target Fund and the Acquiring Fund are as follows:

The Target Fund pursues its objective by seeking to track the total return, before fees and expenses, of the TOBAM Anti–Benchmark® US Core Equity Index, a proprietary rules-based index created by the Target Fund’s sub-advisor that is designed to create a more diversified equity portfolio of U.S. equity securities relative to traditional market capitalization weighted benchmarks. The Target Fund’s strategy seeks to maximize the diversification of a portfolio while reducing the risk concentrations inherent in traditional market cap weighted indexes.

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The Acquiring Fund’s investment strategy incorporates a long/short equity model as well as an option writing strategy that seeks to reduce the overall portfolio’s risk. The Acquiring Fund invests primarily in long and short positions in U.S. large-cap stocks included in the Russell 1000 Index, although the Acquiring Fund may invest in small- and mid-cap equity securities. The Acquiring Fund may, during certain periods, hold a substantial portion of its total assets in high quality short-term debt securities, cash, or cash equivalents. The Acquiring Fund’s options strategy primarily focuses on the use of writing (selling) call options on equity indexes or exchange-traded index funds, and the Acquiring Fund may also buy index put options and may write (sell) covered call options on individual equity securities. The Acquiring Fund may engage in frequent and active trading of securities as part of its principal investment strategy.

Each Fund also has similar fundamental investment limitations, except that the Acquiring Fund has a fundamental investment policy that it will not concentrate in investments in a particular industry. The Target Fund has a non-fundamental investment limitation that it will not concentrate in the securities of a particular industry except as necessary to replicate its index. The fundamental and non-fundamental investment limitations are set forth in Exhibit B.
In connection with the appointment of TOBAM as sub-advisor to the Acquiring Fund, at the May 21, 2020 Board meeting the Acquiring Trust Board approved the following changes to the Acquiring Fund: (1) changing the name of the Acquiring Fund to “Touchstone Anti-Benchmark® US Core Equity Fund,” (2) changing the Acquiring Fund’s investment goal and (3) changing the Acquiring Fund’s principal investment strategies to reflect TOBAM’s investment strategy. These changes will be effective following the appointment of TOBAM as sub-advisor to the Acquiring Fund, whether or not the Reorganization is completed.

The following table compares the current investment goal and principal investment strategies of the Target Fund to the (i) current investment goal and principal investment strategies of the Acquiring Fund and (ii) the investment goal and principal investment strategies of the Acquiring Fund, following the appointment of TOBAM as sub-advisor to the Acquiring Fund.

	Target Fund	Acquiring Fund	Acquiring Fund Post-Sub-Advisor Change
Investment Goal	The Fund seeks capital appreciation.	The Fund seeks to obtain long-term capital appreciation from hedged equity investments with less risk than a fully invested, unhedged equity portfolio.	The Fund seeks capital appreciation.

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	Target Fund	Acquiring Fund	Acquiring Fund Post-Sub-Advisor Change
Principal Investment Strategy
The Fund invests, under normal market conditions, at least 80% of its assets in U.S. equity securities. The Fund’s 80% policy is a non-fundamental investment policy that can be changed by the Fund upon 60 days’ prior notice to shareholders. The Fund pursues its objective by seeking to track the total return, before fees and expenses, of the TOBAM Anti–Benchmark® US Core Equity Index (the "Index"). The Index is a proprietary rules–based index created by the Fund's sub–advisor, TOBAM S.A.S. ("TOBAM") that is designed to create a more diversified equity portfolio of U.S. equity securities relative to traditional market capitalization weighted benchmarks. The Fund intends to fully replicate the Index to achieve its investment objective, meaning the Fund will generally invest in all of the component securities of the Index in the same approximate proportions as the Index.

The equity securities that comprise the Index include common stock and preferred stock. These securities may be listed on an exchange or traded over-the-counter.

The Index is based on TOBAM's proprietary quantitative model, which selects and weights companies to maximize diversification. TOBAM quantitatively selects securities, subject to certain constraints, that maximize the portfolio's patented Diversification Ratio®, a proprietary mathematical metric based on the volatility of each Index constituent and its correlation to the other Index constituents. Such constraints include a minimum and maximum weight for any given stock. TOBAM's Anti-Benchmark® strategy seeks to avoid the concentration risk that exists in traditional market capitalization-weighted indices through its quantitative approach to diversification.

The Index typically is reconstituted (i.e., Index constituents are added or deleted and weights are reset) monthly. The Fund will be rebalanced following the same schedule as the Index. The Fund may engage in frequent and active trading as part of its principal investment strategies.

The Fund’s sub-advisor, Wells Capital Management, Inc. (“Wells Capital”), seeks to achieve the Fund’s investment goal by investing the Fund’s assets in a combination of equity securities, high quality short-term debt securities, and derivative instruments.

Equity Strategy: The Fund normally invests at least 80% of its assets in equity securities. This is a non-fundamental investment policy that can be changed by the Fund upon 60 days prior notice to shareholders. The Fund invests primarily in long and short positions in U.S. large-cap stocks included in the Russell 1000® Index (the “Index”), although the Fund may invest in small- and mid-cap equity securities. The Fund buys securities “long” that Wells Capital believes will outperform the Index and sells securities “short” that Wells Capital believes will underperform the Index. The Fund intends to take long and short equity positions that may vary over time based on Wells Capital’s assessment of market conditions and other factors. The Fund’s long equity exposure is ordinarily expected to range from 80% to 130% and its short equity exposure from 0% to 70% of the Fund’s net assets, excluding cash. The Fund may take short positions at the higher end of this range when it has reduced its written call options positions under the options strategy (as described below) and may during these periods hold a substantial portion of the Fund’s total assets in high quality short-term debt securities, cash, or cash equivalents.

Wells Capital selects common stocks and other equity securities for the Fund using a proprietary system that ranks securities according to a quantitative model. The model attempts to determine a security’s intrinsic value by evaluating variables such as relative valuation, price momentum, company fundamentals, liquidity, and risk.

Options Strategy: Wells Capital seeks to reduce the overall portfolio risk through the use of options. The Fund’s options strategy primarily focuses on the use of writing (selling) call options on equity indexes or exchange-traded index funds (“ETFs”). The Fund may sell call options on broad-based domestic equity indexes or ETFs, such as the S&P 100® Index, as well as on narrower market indexes or ETFs or on indexes or ETFs of companies in a particular industry or sector. The Fund seeks to write options on broad and narrow-based indexes and ETFs that correlate with the price movements of the Fund’s equity securities.

The Fund may also buy index put options to help protect it from potential market declines. The value of these options tends to move inversely to the underlying index. The Fund may also write (sell) covered call options on individual equity securities. The Fund may also purchase put options on individual equity securities which it owns.

The Fund may engage in frequent and active trading of securities as part of its principal investment strategy. Wells Capital generally considers selling a security when it reaches its fair value estimate, when the company’s fundamentals do not appear to justify the current price, when there has been or there is an expectation of an adverse change in the company’s fundamentals, when the risks of the security unexpectedly rise, or when other investment opportunities appear more attractive.

The Fund invests, under normal market conditions, at least 80% of its assets in U.S. equity securities. The Fund’s 80% policy is a non-fundamental investment policy that can be changed by the Fund upon 60 days’ prior notice to shareholders. The Fund pursues its objective by seeking to track the total return, before fees and expenses, of the TOBAM Anti–Benchmark® US Core Equity Index (the "Index"). The Index is a proprietary rules–based index created by the Fund's sub–advisor, TOBAM S.A.S. ("TOBAM") that is designed to create a more diversified equity portfolio of U.S. equity securities relative to traditional market capitalization weighted benchmarks. The Fund intends to fully replicate the Index to achieve its investment objective, meaning the Fund will generally invest in all of the component securities of the Index in the same approximate proportions as the Index.

The equity securities that comprise the Index include common stock and preferred stock. These securities may be listed on an exchange or traded over-the-counter.

The Index is based on TOBAM's proprietary quantitative model, which selects and weights companies to maximize diversification. TOBAM quantitatively selects securities, subject to certain constraints, that maximize the portfolio's patented Diversification Ratio®, a proprietary mathematical metric based on the volatility of each Index constituent and its correlation to the other Index constituents. Such constraints include a minimum and maximum weight for any given stock. TOBAM's Anti-Benchmark® strategy seeks to avoid the concentration risk that exists in traditional market capitalization-weighted indices through its quantitative approach to diversification.

The Index typically is reconstituted (i.e., Index constituents are added or deleted and weights are reset) monthly. The Fund will be rebalanced following the same schedule as the Index. The Fund may engage in frequent and active trading as part of its principal investment strategies.

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Principal Risks

Each Fund’s share price will fluctuate. You could lose money on your investment in the Fund and the Fund could also return less than other investments. Investments in a Fund are not bank guaranteed, are not deposits, and are not insured by the FDIC or any other federal government agency. As with any mutual fund, there is no guarantee that a Fund will achieve its investment goal.

Following the Reorganization and the appointment of TOBAM as sub-advisor to the Acquiring Fund, the principal risks of the Acquiring Fund will change in connection with changes to the Acquiring Fund’s investment goal and principal investment strategies. As further noted below, the Acquiring Fund will have the following additional principal risks post-sub-advisor change: preferred stock risk, passive investment risk, and tracking error risk. Conversly, the following principal risks of the Acquiring Fund will not apply to the Acquiring Fund post-sub-advisor change: small-, mid- and large-cap risks, short sales risk, call options risk, covered call options risk, derivatives risk (and sub-risks), counterparty risk, fixed income risk and high cash balance risk. Following the sub-advisor change, the Acquiring Fund will have the same principal risks as the Target Fund except that the Acquiring Fund will have economic and market events risk.

The following table compares the current principal investment risks of the Target Fund, the current principal investment risks of the Acquiring Fund, and the principal investment risks of the Acquiring Fund following the appointment of TOBAM as sub-advisor to the Acquiring Fund. The principal risks of the Funds are set forth below.

	Target Fund	Acquiring Fund	Acquiring Fund Post-Sub-Advisor Change
Call Options Risk		X
Counterparty Risk		X
Covered Call Options Risk		X
Derivatives Risk		X
Forward Contracts Risk		X
Futures Currency Exchange Contract Risk		X
Leverage Risk		X
Options Risk		X
Economic and Market Events Risk		X	X
Equity Securities Risk	X	X	X
Large-Cap Risk		X
Mid-Cap Risk		X
Small-Cap Risk		X
Preferred Stock Risk	X		X
Fixed-Income Risk		X
High Cash Balance Risk		X
Management Risk	X	X	X
Passive Investment Risk	X		X
Portfolio Turnover Risk	X	X	X
Quantitative Strategy Risk	X	X	X
Short Sales Risk		X
Tracking Error Risk	X		X

Call Options Risk:  Writing index and exchange-traded fund call options is intended to reduce an underlying fund’s volatility and provide income, although it may also reduce an underlying fund’s ability to profit from increases in the value of its equity portfolio.

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Counterparty Risk:   A counterparty (the other party to a transaction or an agreement or the party with whom an underlying fund executes transactions) to a transaction with an underlying fund may be unable or unwilling to make timely principal, interest or settlement payments, or otherwise honor its obligations.

Covered Call Options Risk: Investments in covered calls involve certain risks. These risks include:

•
Limited Gains. When the Fund writes a covered call option, the Fund makes an obligation to deliver a security it already owns at an agreed-upon strike price on or before a predetermined date in the future in return for a premium. By selling a covered call option, the Fund may forego the opportunity to benefit from an increase in the price of the underlying stock above the exercise price, but continues to bear the risk of a decline in the value of the underlying stock.

•
Lack of Liquidity for the Option. A liquid market may not exist for a covered call option. If the Fund is not able to close out an option transaction, the Fund will not be able to sell the underlying security until the option expires or is exercised.

•
Lack of Liquidity for the Security. The Fund’s investment strategy may also result in a lack of liquidity of portfolio securities. Because the Fund will generally hold the stocks underlying the call option, the Fund may be less likely to sell the stocks in its portfolio to take advantage of new investment opportunities.

•
Tax Consequences. The Fund expects to generate premiums from its sale of call options. These premiums typically will result in short-term capital gains to the Fund for federal income tax purposes. Transactions involving the disposition of the Fund’s underlying securities (whether pursuant to the exercise of a call option or otherwise) will give rise to capital gains or losses. Due to the tax treatment of securities on which call options have been written, the holding period of the underlying security may be affected and some or all of the gains from the sale of the underlying security may be short-term capital gains.

Derivatives Risk: The use of derivatives may expose the Fund to additional risks that it would not be subject to if it invested directly in the securities underlying those derivatives. Risks associated with derivatives may include the risk that the derivative does not correlate well with the security, index, or currency to which it relates, the risk that the Fund will be unable to sell or close out the derivative due to an illiquid market, the risk that the counterparty may be unwilling or unable to meet its obligations, and the risk that the derivative could expose the Fund to the risk of magnified losses resulting from leverage. These additional risks could cause the Fund to experience losses to which it would otherwise not be subject.

•	Futures Contracts Risk: The risks associated with the Fund’s futures positions include liquidity and counterparty risks associated with derivative instruments.

•
Forward Currency Exchange Contract Risk: A forward foreign currency exchange contract is an agreement to buy or sell a specific currency at a future date and at a price set at the time of the contract. Forward foreign currency exchange contracts may reduce the risk of loss from a change in value of a currency, but they also limit any potential gains and do not protect against fluctuations in the value of the underlying position.

•
Leverage Risk: Leverage occurs when the Fund uses borrowings, derivatives (such as futures or options), or similar instruments or techniques to gain exposure to investments in an amount that exceeds the Fund's initial investment. The use of leverage magnifies changes in the Fund's net asset value and thus may result in increased portfolio volatility and increased risk of loss. Leverage can create an interest expense that may lower the Fund’s overall returns. There can be no guarantee that a leveraging strategy will be successful.

•
Options Risk: Options trading is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. The value of options can be highly volatile, and their use can result in loss if the sub-advisor is incorrect in its expectation of price fluctuations. Options, whether exchange traded or over-the-counter, may also be illiquid.

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Economic and Market Events Risk: Events in the U.S. and global financial markets, including actions taken by the U.S. Federal Reserve or foreign central banks to stimulate or stabilize economic growth, may at times, and for varying periods of time, result in unusually high market volatility, which could negatively impact the Fund’s performance and cause the Fund to experience illiquidity, shareholder redemptions, or other potentially adverse effects. Reduced liquidity in credit and fixed-income markets could negatively affect issuers worldwide. Banks and financial services companies could suffer losses if interest rates rise or economic conditions deteriorate.

Equity Securities Risk: The Fund is subject to the risk that stock prices will fall over short or extended periods of time. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by these companies may decline in response to such developments, which could result in a decline in the value of the Fund’s shares.

•
Preferred Stock Risk: In the event an issuer is liquidated or declares bankruptcy, the claims of owners of bonds take precedence over the claims of those who own preferred and common stock. If interest rates rise, the fixed dividend on preferred stocks may be less attractive, causing the price of preferred stocks to decline.

•
Large-Cap Risk: Large-cap companies may be unable to respond quickly to new competitive challenges, such as changes in technology and consumer tastes, and also may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion.

•
Mid-Cap Risk: Stocks of mid-sized companies may be subject to more abrupt or erratic market movements than stocks of larger, more established companies. Mid-sized companies may have limited product lines or financial resources, and may be dependent upon a particular niche of the market.

•
Small-Cap Risk: Stocks of smaller companies may be subject to more abrupt or erratic market movements than stocks of larger, more established companies. Small companies may have limited product lines or financial resources and may be dependent upon a small or inexperienced management group.

Fixed-Income Risk: The market value of the Fund’s fixed-income securities responds to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments. Generally, the Fund’s fixed-income securities will decrease in value if interest rates rise and increase in value if interest rates fall. Normally, the longer the maturity or duration of the fixed-income securities the Fund owns, the more sensitive the value of the Fund’s shares will be to changes in interest rates.

High Cash Balance Risk: From time to time, the Fund may hold a substantial portion of its total assets in high quality short-term debt securities, cash, or cash equivalents. When the Fund has a significant cash balance for a sustained period, the benefit to the Fund of any market upswing will be reduced, and the Fund’s performance will be adversely affected. When the Fund has a significant cash balance, it may not achieve its investment goal.

Management Risk: In managing the Fund’s portfolio, the Advisor engages one or more sub-advisors to make investment decisions for a portion of or the entire portfolio. There is a risk that the Advisor may be unable to identify and retain sub-advisors who achieve superior investment returns relative to other similar sub-advisors.

Passive Investment Risk: As the Fund is intended to track the Index, portfolio managers do not attempt to take defensive positions under any market conditions, including during declining markets. As a result, the Fund's performance may be adversely affected by a general decline in the market segments relating to its Index.

Portfolio Turnover Risk: Frequent and active trading may result in greater expenses to the Fund, which may lower the Fund's performance and may result in the realization of substantial capital gains, including net short-term capital gains. As a result, high portfolio turnover may reduce the Fund's returns.

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Quantitative Strategy Risk: In managing the Fund's portfolio, Wells Capital uses a proprietary system that ranks securities according to a quantitative model. A securities portfolio selected using Wells Capital's proprietary models can perform differently than the market as a whole as a result of the factors used in the analysis to construct the models, the weight placed on each factor, and changes in the factors' historical trends. As a result, the Fund may be more or less exposed to a risk factor than its individual holdings. Quantitative models are subject to technical issues including programming and data inaccuracies, are based on assumptions, and rely on data that is subject to limitations (e.g., inaccuracies, staleness), any of which could adversely affect their effectiveness or predictive value.

Short Sales Risk: In a short sale, the Fund sells a security or other financial instrument, such as a futures contract, that it does not own. To complete the transaction, the Fund must borrow the security to make delivery to the buyer. The Fund is then obligated to replace the borrowed security by purchasing the security at the market price at the time of replacement. If the price of the security sold short rises between the time the Fund sells the security short and the time the Fund replaces the security sold short, the Fund will realize a loss on the transaction.

Tracking Error Risk: As with all index funds, the performance of the Fund and its Index may differ from each other for a variety of reasons. For example, the Fund incurs operating expenses and portfolio transaction costs not incurred by the Index.

INFORMATION ABOUT THE REORGANIZATION

Reasons for the Reorganization
Immediately following the Reorganization, the Target Fund and the Acquiring Fund will have the same investment goals and principal investment strategies. In addition, immediately following the Reorganization, the Acquiring Fund will be managed by the same sub-advisor that currently manages the Target Fund. The Reorganization has the potential to benefit shareholders of each Fund for the following reasons: (1) the Funds will have the same investment goals and investment strategies, (2) the combined assets could provide greater economies of scale, and (3) the Funds will have the same advisory fees, sub-advisory fees, and expense limitations. At a meeting held on May 21, 2020, the Target Trust Board and the Acquiring Trust Board, including the Independent Trustees, determined that the Reorganization was in the best interests of the Funds and that the interests of existing shareholders of the Funds will not be diluted as a result of the Reorganization. The Target Trust Board and the Acquiring Trust Board approved the Reorganization.
At the same Board meeting, Touchstone Advisors recommended, and the Acquiring Fund Board approved, certain changes to the Acquiring Fund, including a new sub-advisor and portfolio managers for the Acquiring Fund, changes to the Acquiring Fund’s investment goal and principal investment strategies and non-fundamental investment limitations, changes to the Acquiring Fund’s benchmark, reductions in the Acquiring Fund’s advisory fee, sub-advisory fee and expense limitations, and a new fund name. The Acquiring Trust Board approved the advisory fee and expense limitation changes to become effective on September 12, 2020. The remaining changes will be effective shortly after the completion of the Reorganization.

In evaluating the Reorganization, the Target Trust Board and the Acquiring Trust Board requested and reviewed, with the assistance of independent legal counsel to the Independent Trustees, materials furnished by Touchstone Advisors, the investment advisor to the Funds. These materials included information regarding the operations and financial condition of the Funds and the principal terms and conditions of the Reorganization, including that the Reorganization is expected to qualify as a tax-free reorganization for federal income tax purposes. The Target Trust Board’s and the Acquiring Trust Board's evaluation of the Reorganization took into consideration the changes to the Acquiring Fund that would become effective prior to or following the Reorganization. The Target Trust Board and the Acquiring Trust Board considered the following factors, among others:

•
the investment goals, principal investment strategies, sub-advisor and portfolio managers of the Funds, including those in regard to the Acquiring Fund that would become effective following the Reorganization;

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•	the historical investment performance record of the Funds and the investment strategy to be used by the Acquiring Fund’s new sub-advisor in managing the Acquiring Fund following the Reorganization;

•
the advice and recommendation of Touchstone Advisors, including its opinion that the Reorganization would be in the best interests of the Funds and that the combined Fund would have a greater opportunity to achieve economies of scale than either Fund operating individually;

•
the investment advisory fee and other fees paid by the Funds, the expense ratios of the Funds and the contractual limitations on the Funds’ expenses and the fee and expense changes with respect to the Acquiring Fund that would become effective on September 12, 2020;

•	the anticipated benefits to the Funds, including operating efficiencies, that may be achieved from the Reorganization;

•	that the expenses of the Reorganization would not be borne by the Funds’ shareholders;

•	the terms and conditions of the Reorganization, including the Acquiring Fund’s assumption of all of the liabilities of the Target Fund;

•	that the Reorganization is intended to be a tax-free reorganization for federal income tax purposes; and

•	alternatives available to shareholders of the Target Fund, including the ability to redeem or exchange their shares.

During their assessment of the Reorganization, the Independent Trustees of the Target Trust Board and the Acquiring Trust Board met with independent legal counsel outside the presence of representatives of management regarding the legal issues involved. After consideration of the factors noted above, together with other factors and information considered to be relevant, and recognizing that there can be no assurance that any potential operating efficiencies or other benefits will in fact be realized, the Target Trust Board and the Acquiring Trust Board, including the Independent Trustees, concluded that the Reorganization would be in the best interests of each Fund and the interests of existing shareholders of the Funds would not be diluted as a result of the Reorganization.

Agreement and Plan of Reorganization
A form of the Plan is set forth in Exhibit A. The Plan provides that all the assets of the Target Fund will be transferred to the Acquiring Fund solely in exchange for shares of the Acquiring Fund and the assumption by the Acquiring Fund of all the liabilities of the Target Fund on or about October 2, 2020 or such other date as may be agreed upon by the parties (the “Closing Date”). The class or classes of the Acquiring Fund shares that you will receive in connection with the Reorganization will be the same as the class or classes of the Target Fund shares that you own immediately prior to the closing of the Reorganization.
Prior to the close of business on the Closing Date, the Target Fund will endeavor to discharge all of its known liabilities and obligations. In addition, prior to the close of business on the Closing Date, for tax reasons, the Target Fund will distribute to its shareholders all of the Target Fund’s investment company taxable income for all taxable periods ending on or before the Closing Date, all of the Target Fund’s net tax-exempt income for all taxable periods ending on or before the Closing Date, and all of its net capital gains realized in all taxable periods ending on or before the Closing Date (after reduction for any available capital loss carryforwards and excluding any net capital gain on which the Target Fund paid federal income tax).
The Bank of New York Mellon, the sub-administrator for the Funds, will compute the value of the Target Fund’s portfolio of securities. The method of valuation employed will be consistent with the valuation procedures described in the Target Trust’s declaration of trust and the Target Fund’s prospectus and statement of additional information or such other valuation procedures as shall be mutually agreed upon by the Funds.

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As soon after the closing as practicable, the Target Fund will distribute pro rata (or proportionate) by class to its shareholders of record as of the time of such distribution the full and fractional shares of the Acquiring Fund received by the Target Fund. The liquidation and distribution will be accomplished by the establishment of accounts in the names of the Target Fund’s shareholders on the Acquiring Fund’s share records of its transfer agent. Each account will receive the respective pro rata number of full and fractional shares of the appropriate class of the Acquiring Fund due a Target Fund shareholder. All issued and outstanding shares of the Target Fund will be cancelled. After these distributions and the winding up of its affairs, the Target Fund will be terminated.
The Reorganization is subject to the satisfaction or waiver of the conditions set forth in the Plan. The Plan may be terminated (1) by the mutual agreement of the Target Fund and the Acquiring Fund; or (2) at or prior to the closing by either party (a) because of a breach by the other of any representation, warranty, or agreement contained in the Plan to be performed at or prior to the closing, if not cured within 30 days, or (b) because a condition in the Plan expressed to be precedent to the obligations of the terminating party has not been met and it reasonably appears that it will not or cannot be met.
Touchstone Advisors, and not the Funds, will bear 100% of the Reorganization expenses (other than brokerage transaction costs associated with portfolio repositioning), which are estimated to be approximately $85,000 or 0.30% of the Target Fund’s net assets (as of June 30, 2020), whether or not the Reorganization is completed.

Description of the Securities to be Issued
Shareholders of the Target Fund as of the closing will receive full and fractional shares of the Acquiring Fund in accordance with the terms of the Plan. The shares of the Acquiring Fund to be issued in connection with the Reorganization will be duly and validly issued and outstanding, fully paid and non-assessable by the Acquiring Fund. Shares of the Acquiring Fund to be issued in the Reorganization will have no preemptive or conversion rights and no share certificates will be issued.
Material Federal Income Tax Consequences
The following discussion summarizes the material U.S. federal income tax consequences of the Reorganization that are applicable to you as a Target Fund shareholder. It is based on the Code, applicable U.S. Treasury regulations, judicial authority, and administrative rulings and practice, all as of the date of this Prospectus/Information Statement and all of which are subject to change, including changes with retroactive effect. The discussion below does not address any state, local, or foreign tax consequences of the Reorganization. Your tax treatment may vary depending upon your particular situation. You also may be subject to special rules not discussed below if you are a certain kind of Target Fund shareholder, including, but not limited to: an insurance company; a tax-exempt organization; a financial institution or broker-dealer; a person who is neither a citizen nor resident of the United States or an entity that is not organized under the laws of the United States or a political subdivision thereof; a holder of Target Fund shares as part of a hedge, straddle, conversion or other integrated transaction; a person with “applicable financial statements” within the meaning of Section 451(b) of the Code; a person who does not hold Target Fund shares as a capital asset at the time of the Reorganization; or an entity taxable as a partnership for U.S. federal income tax purposes.
The Reorganization is intended to qualify for federal income tax purposes as a tax-free reorganization under Section 368(a) of the Code. As a non-waivable condition to the closing of the Reorganization, the Target Fund and the Acquiring Fund will receive an opinion from the law firm of K&L Gates LLP substantially to the effect that, on the basis of the existing provisions of the Code, U.S. Treasury regulations issued thereunder, current administrative rules, pronouncements and court decisions, and certain representations, qualifications, and assumptions with respect to the Reorganization, for federal income tax purposes:
(i)    The transfer by the Target Fund of all its assets to the Acquiring Fund solely in exchange for Acquiring Fund shares and the assumption by the Acquiring Fund of all the liabilities of the Target Fund, immediately followed by the pro rata, by class, distribution of all the Acquiring Fund shares so received by the Target Fund to the Target Fund’s shareholders of record in complete liquidation of the Target Fund and the termination of the Target Fund promptly thereafter, will constitute a “reorganization” within the meaning of

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Section 368(a)(1) of the Code, and the Acquiring Fund and the Target Fund will each be “a party to a reorganization,” within the meaning of Section 368(b) of the Code, with respect to the Reorganization.
(ii)    No gain or loss will be recognized by the Acquiring Fund upon the receipt of all the assets of the Target Fund solely in exchange for Acquiring Fund shares and the assumption by the Acquiring Fund of all the liabilities of the Target Fund.
(iii)    No gain or loss will be recognized by the Target Fund upon the transfer of all its assets to the Acquiring Fund solely in exchange for Acquiring Fund shares and the assumption by the Acquiring Fund of all the liabilities of the Target Fund or upon the distribution (whether actual or constructive) of the Acquiring Fund shares so received to the Target Fund’s shareholders solely in exchange for such shareholders’ shares of the Target Fund in complete liquidation of the Target Fund.
(iv)    No gain or loss will be recognized by the Target Fund’s shareholders upon the exchange, pursuant to the Plan, of all their shares of the Target Fund solely for Acquiring Fund shares.
(v)    The aggregate basis of the Acquiring Fund shares received by each Target Fund shareholder pursuant to the Plan will be the same as the aggregate basis of the Target Fund shares exchanged therefor by such shareholder.
(vi)    The holding period of the Acquiring Fund shares received by each Target Fund shareholder in the Reorganization will include the period during which the shares of the Target Fund exchanged therefor were held by such shareholder, provided such Target Fund shares were held as capital assets at the effective time of the Reorganization.
(vii)    The basis of the assets of the Target Fund received by the Acquiring Fund will be the same as the basis of such assets in the hands of the Target Fund immediately before the effective time of the Reorganization.
(viii)    The holding period of the assets of the Target Fund received by the Acquiring Fund will include the period during which such assets were held by the Target Fund.
No opinion will be expressed as to (1) the effect of the Reorganization on the Target Fund, the Acquiring Fund or any Target Fund shareholder with respect to any asset (including without limitation any stock held in a passive foreign investment company as defined in Section 1297(a) of the Code) as to which any unrealized gain or loss is required to be recognized under federal income tax principles (i) at the end of a taxable year or on the termination thereof, or (ii) upon the transfer of such asset regardless of whether such transfer would otherwise be a non-taxable transaction under the Code or (2) any other federal tax issues (except those set forth above) and any state, local or foreign tax issues of any kind.
No private ruling will be sought from the IRS with respect to the federal income tax consequences of the Reorganization. Opinions of counsel are not binding upon the IRS or the courts, are not guarantees of the tax results, and do not preclude the IRS from adopting or taking a contrary position, which may be sustained by a court. If the Reorganization is consummated but the IRS or the courts determine, that the Reorganization does not qualify as a tax-free reorganization under the Code and, thus, is taxable, the Target Fund would recognize gain or loss on the transfer of its assets to the Acquiring Fund and each shareholder of the Target Fund would recognize a taxable gain or loss equal to the difference between its tax basis in its Target Fund shares and the fair market value of the shares of the Acquiring Fund it receives.
Prior to the Reorganization, the Target Fund will declare and pay a distribution to its shareholders, which together with all previous distributions, will have the effect of distributing to its shareholders all of the Target Fund’s investment company taxable income (computed without regard to the deduction for dividends paid), net tax exempt income and realized net capital gain (after reduction for available capital loss carryforwards and excluding certain capital gain on which the Target Fund paid tax), if any, for all periods through the Closing Date. Such distributions will be taxable to shareholders for federal income tax purposes and may include net capital gain from the sale of portfolio assets as discussed below. Even if reinvested in additional shares of the Target Fund, which would be

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exchanged for shares of the Acquiring Fund in the Reorganization, such distributions will be taxable for federal income tax purposes.
If portfolio assets of the Target Fund are sold prior to the Reorganization, the tax impact of such sales will depend on the holding periods of such assets and the difference between the price at which such portfolio assets are sold and the Target Fund’s basis in such assets. Any capital gains recognized in these sales on a net basis (after taking into account any available capital loss carryforwards) will be distributed to the Target Fund’s shareholders as capital gains (to the extent of net long-term capital gain over any net short-term capital loss) or ordinary dividends (to the extent of net short-term capital gain over any net long-term capital loss) during or with respect to the year of sale, and such distributions will be taxable to shareholders.
The Reorganization will cause the tax year of the Target Fund to close. After the Reorganization, the Acquiring Fund’s ability to use the Target Fund’s or the Acquiring Fund’s realized and unrealized pre-Reorganization capital losses, if any, may be limited under certain federal income tax rules applicable to reorganizations of this type. Therefore, in certain circumstances, shareholders may pay federal income tax sooner, or may pay more federal income taxes, than they would have had the Reorganization not occurred. The effect of these potential limitations will depend on a number of factors, including the amount of the losses, the amount of gains to be offset, the exact timing of the Reorganization and the amount of unrealized capital gains in the Funds at the time of the Reorganization.
As of September 30, 2019, for U.S. federal income tax purposes, the Target Fund had capital loss carryforwards of $761,830, which are not subject to expiration. As of December 31, 2019, for U.S. federal income tax purposes, the Acquiring Fund had capital loss carryforwards of $3,602,071, which are not subject to expiration. As of September 30, 2019, for U.S. federal income tax purposes, the Target Fund had net unrealized gains of $1,922,123. These figures may change significantly by the date of the Reorganization. Prior to the Reorganization, none of the securities of the Target Fund are expected to be sold in connection with the Reorganization.

In connection with the appointment of TOBAM as the sub-advisor to the Acquiring Fund, which is separate from the Reorganization and, which also does not require shareholder approval, it is expected that the Acquiring Fund will reposition its entire portfolio. If such transition had occurred as of December 31, 2019, the Acquiring Fund would have sold approximately $43 million of long positions and closed positions sold short and written options of approximately $8 million of its investment portfolio.

This repositioning will occur whether or not the Reorganization is consummated. The Acquiring Fund may realize gains as a result of such repositioning, which may increase the net investment income and net capital gains to be distributed by the Acquiring Fund as a taxable dividend to its shareholders (including former Target Fund shareholders) following the Reorganization.

In addition, shareholders of the Target Fund will receive a proportionate share of any taxable income and gains realized by the Acquiring Fund and not distributed to its shareholders prior to the Reorganization when such income and gains are eventually distributed by the Acquiring Fund. Furthermore, any gain the Acquiring Fund realizes after the Reorganization, including any built-in gain in the portfolio investments of the Target Fund or the Acquiring Fund that was unrealized at the time of the Reorganization, may result in taxable distributions to shareholders holding shares of the Acquiring Fund (including former shareholders of the Target Fund who hold shares of the Acquiring Fund following the Reorganization). As a result, shareholders of the Target Fund may receive a greater amount of taxable distributions than they would have had the Reorganization not occurred.
Tracking Your Basis and Holding Period; State and Local Taxes. After the Reorganization, you will continue to be responsible for tracking the adjusted tax basis and holding period of your shares for federal income tax purposes. However, mutual funds must report cost basis information to you and the IRS when a shareholder sells or exchanges shares acquired on or after January 1, 2012 that are not in a retirement account (“covered shares”). Cost basis reporting by a mutual fund is not required if the shares were acquired in a reorganization and the basis of the acquired shares is determined from the basis of shares that were not covered shares.

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This discussion does not address any state, local or foreign tax issues and is limited to material federal income tax issues. You are urged and advised to consult your own tax advisors as to the federal, state, local, foreign, and other tax consequences of the Reorganization in light of your individual circumstances, including the applicability and effect of possible changes in any applicable tax laws.

Pro Forma Capitalization

The following table sets forth the net assets, number of shares outstanding, and net asset value (“NAV”) per share, assuming the Reorganization occurred as of March 31, 2020. This information is generally referred to as the “capitalization” of a Fund. The term “pro forma capitalization” means the expected capitalization of the Acquiring Fund after giving effect to the Reorganization and assuming the Reorganization occurred as of March 31, 2020. These numbers may differ as of the closing date of the Reorganization.

	Touchstone Anti-Benchmark® US Core Equity Fund	Touchstone Dynamic Equity Fund	Pro Forma Adjustments(1)	Pro Forma Touchstone Dynamic Equity Fund (to be known as Touchstone Anti-Benchmark® US Core Equity Fund) After Reorganization
Net Assets (all classes)(3)	$23,523,188	$27,052,866		$50,576,054
Class Y
Net assets	$112,209	$18,999,603		$19,111,812
Shares outstanding	12,256	1,724,112	(2,074)(2)	1,734,294
Net asset value per share	$9.16	$11.02		$11.02
Institutional Class
Net assets	$23,410,979	$114,436		$23,525,415
Shares outstanding	2,557,152	10,257	(458,750)(2)	2,108,659
Net asset value per share	$9.16	$11.16		$11.16

(1) Touchstone Advisors, and not the Funds, will bear 100% of the Reorganization expenses (which do not include brokerage transaction costs associated with portfolio repositioning), which are estimated to be approximately $85,000, whether or not the Reorganization is completed. As a result there are no pro forma adjustments to net assets.
(2) Pro forma shares outstanding have been adjusted for the accumulated change in the number of the Target Fund’s shares based on the relative value of each Fund’s net asset value per share as of March 31, 2020.
(3) The net assets of the Funds have increased since March 31, 2020. As of May 29, 2020, the net assets of the Target Fund were $28,331,288 and the net assets of the Acquiring Fund were $27,731,842.

THE FUNDS’ MANAGEMENT

The Funds have the same investment advisor.
Investment Advisor
Touchstone Advisors, Inc.
303 Broadway, Suite 1100, Cincinnati, Ohio 45202
Touchstone Advisors has been a SEC-registered investment advisor since 1994. As of June 30, 2020, it had approximately $20.2 billion in assets under management.
Touchstone Advisors is responsible for selecting each Fund’s sub-advisor(s), subject to approval by the applicable Board. Touchstone Advisors selects a sub-advisor that has shown good investment performance in its areas of expertise. Touchstone Advisors considers various factors in evaluating a sub-advisor, including:

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•	level of knowledge and skill;

•	performance as compared to its peers or benchmark;

•	consistency of performance over 5 years or more;

•	level of compliance with investment rules and strategies;

•	employees;

•	facilities and financial strength; and

•	quality of service.
Touchstone Advisors will also continually monitor each sub-advisor’s performance through various analyses and through in-person, telephone, and written consultations with a sub-advisor. Touchstone Advisors discusses its expectations for performance with each sub-advisor and provides evaluations and recommendations to the applicable Board, including whether or not a sub-advisor’s contract should be renewed, modified, or terminated.
The SEC has granted an exemptive order that permits the Trusts or Touchstone Advisors, under certain conditions, to select or change unaffiliated sub-advisors, enter into new sub-advisory agreements or amend existing sub-advisory agreements without first obtaining shareholder approval. A Fund must still obtain shareholder approval of any sub-advisory agreement with a sub-advisor affiliated with the Trust of which it is a series or Touchstone Advisors other than by reason of serving as a sub-advisor to one or more Funds. Shareholders of a Fund will be notified of any material changes in the Fund’s sub-advisory arrangements. After the Reorganization, Touchstone Advisors and the Trusts will continue to rely on this exemptive order.
Two or more sub-advisors may manage a Fund, with each managing a portion of the Fund’s assets. If a Fund has more than one sub-advisor, Touchstone Advisors allocates how much of a Fund’s assets are managed by each sub-advisor. Touchstone Advisors may change these allocations from time to time, often based upon the results of its evaluations of the sub-advisors.
Touchstone Advisors is also responsible for running all of the operations of the Funds, except those that are subcontracted to a sub-advisor, custodian, transfer agent, sub-administrative agent, or other parties. For its services, Touchstone Advisors is entitled to receive an investment advisory fee from each Fund at an annualized rate based on the average daily net assets of the Fund.
The Acquiring Fund currently pays an advisory fee at an annual rate of 0.85% on the first $300 million of average daily net assets; 0.80% on the next $200 million; 0.75% on the next $250 million; 0.70% on the next $250 million; 0.65% on the next $500 million; 0.60% on the next $500 million; and 0.55% on assets over $2 billion.
The Target Fund pays an advisory fee at an annual rate of 0.35% on the first $1 billion of average daily net assets and 0.30% on assets over $1 billion.
At the May 21, 2020 Board meeting, the Acquiring Trust Board approved an amendment to the Acquiring Fund’s investment management agreement to reduce the Fund’s advisory fee. Effective September 12, 2020, the Acquiring Fund will pay an advisory fee at an annual rate of 0.35% on the first $1 billion of average daily net assets and 0.30% on assets over $1 billion (the “New Fee Schedule”).
The annual fee rate below is the fee paid to Touchstone Advisors by the Acquiring Fund for the fiscal year ended December 31, 2019, net of any fee waivers and/or expense reimbursements, which are discussed in more detail below. The Target Fund commenced operations on November 19, 2018 and had not operated for a full fiscal year as of its fiscal year ended September 30, 2019. Touchstone Advisors, and not the Funds, pays sub-advisory fees to the sub-advisors from its advisory fee.

•	Acquiring Fund: 0.78%

Had the New Fee Schedule been in effect for the twelve-month period ended December 31, 2019, the Acquiring Fund would have paid an effective advisory fee of 0.35%.

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Sub-Advisor and Portfolio Managers
TOBAM S.A.S., a SEC-registered investment adviser, located at 49-53 Avenue des Champs Elysées, 75008 Paris, France, serves as sub-advisor to the Target Fund.  As sub-advisor, TOBAM makes investment decisions for the Target Fund and also ensures compliance with the Target Fund’s investment policies and guidelines. TOBAM is primarily employee-owned, with California Public Employees’ Retirement System (CalPERS) and Amundi Pioneer Asset Management Inc. holding minority interests. As of June 30, 2020, TOBAM had approximately $7.3 billion in assets under management. The following individuals are jointly and primarily responsible for the management of the Target Fund’s portfolio.
Tarik Allouache, Portfolio Manager. Mr. Allouache joined TOBAM in December 2016 as Risk Manager. Mr. Allouache transitioned to the Portfolio Management team at TOBAM in January 2019. Prior to TOBAM, Mr. Allouache was a quantitative analyst at Société Générale where he was responsible for valuations and risk analysis of structured products and derivatives. He worked with the trading desk and portfolio managers to build models to optimize and manage risk of their portfolios. He holds an Engineering degree from ESILV Paris in Mathematics and Computer science and Master of Quantitative Finance from UTS Sydney.
Ayaaz Allymun, Portfolio Manager. Mr. Allymun joined TOBAM in June 2008 as a portfolio manager and researcher. From 2004 he was a portfolio manager at Credit Agricole Asset Management (“CAAM”) in Paris where he managed index funds, enhanced index funds, and multi-strategy funds based on a core/satellite approach. Prior to this, he joined Credit Lyonnais Asset Management (“CLAM”) as a quantitative analyst. Mr. Allymun achieved a DESS (equivalent to MSc) of Applied Mathematics with Honors from Pierre & Marie Curie University (Paris VI).
Mara Maccagnan, Portfolio Manager. Ms. Maccagnan is a portfolio manager with more than 7 years' experience in the investment industry. She started her career in 2011 in the structuring department of Banca IMI. She moved to the structured fund team of ANIMA Asset Management Ltd in Dublin in 2012. From 2014 to 2018 she was a portfolio manager of a group of flexible absolute return funds called Smart Volatility and based on a proprietary quantitative risk control model. She joined TOBAM in 2018 as portfolio manager in the equity team. Ms. Maccagnan graduated in Economics from University of Udine and obtained a post MSc diploma in Mathematical Finance from University of Bologna (Faculty of Mathematical, Physical and Natural Science).
Guillaume Toison, Portfolio Manager. Mr. Toison joined TOBAM in December 2006 as equity portfolio manager. Prior to joining the team, he was quantitative analyst for CAAM in Paris, and part of the team that pioneered development of the company’s statistical arbitrage strategies. Mr. Toison graduated from ENST Paris in Mathematics, Computer Science and Telecommunications.
Wells Capital Management, Inc., located at 525 Market Street, 12 th Floor, San Francisco, CA 94105, serves as sub-advisor to the Acquiring Fund. As sub-advisor, Wells Capital makes investment decisions for the Acquiring Fund and also ensures compliance with the Acquiring Fund’s investment policies and guidelines. Wells Capital serves pension and profit-sharing plans, endowments, foundations, corporate investment portfolios, mutual savings banks and insurance companies. As of March 31, 2020, Wells Capital had $422.8 billion in assets under management. The following individuals are jointly and primarily responsible for the management of the Acquiring Fund.
Harindra de Silva, Ph.D., CFA, serves as President and Portfolio Manager, positions he has held since 1995. Dr. de Silva is responsible for Wells Capital’s strategic direction and the ongoing development of its investment processes. Dr. de Silva focuses on the ongoing research and portfolio management efforts for the firm’s U.S. equity strategies and Tactical Asset Allocation strategies.
Dennis Bein, CFA, serves as Chief Investment Officer and Portfolio Manager, positions he has held since 2004. Mr. Bein is responsible for the ongoing research for Wells Capital’s U.S. equity strategies as well as the day-to-day portfolio management and trading of those accounts.

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Ryan Brown, CFA, serves as Portfolio Manager, a position he has held since April 2010. Mr. Brown served as a Portfolio Analyst with Wells Capital from January 2007 to April 2010. Mr. Brown is responsible for the ongoing research efforts for U.S. equity-based investment strategies.
Megan Miller, CFA, serves as Portfolio Manager, a position she has held since March 2020. Ms. Miller is responsible for portfolio management and trading support for derivatives-based investment strategies. Ms. Miller is involved in both research and the portfolio construction of the client portfolios. Ms. Miller joined the firm in 2008 and has 11 years investment experience.
Effective October 3, 2020, TOBAM will serve as sub-advisor to the Acquiring Fund, and Tarik Allouache, Ayaaz Allymun, Mara Maccagnan, and Guillaume Toison will serve as portfolio managers.
For more information on the appointment of TOBAM as sub-advisor to the Acquiring Fund, see the section titled "Other Information Regarding Change in Sub-Advisor of the Acquiring Fund."
Advisory and Sub-Advisory Agreement Approval
A discussion of the basis for the Acquiring Trust Board’s approval of the Acquiring Fund’s advisory agreement and sub-advisory agreement between Touchstone Advisors and Wells Capital can be found in the Acquiring Trust’s December 31, 2019 Annual Report.

A discussion of the basis for the Acquiring Trust Board’s approval of the sub-advisory agreement between Touchstone Advisors and TOBAM, with respect to the Acquiring Fund, is included herein in the section titled "Other Information Regarding Change in Sub-Advisor of the Acquiring Fund" and will be included in the Acquiring Fund's December 31, 2020 Annual Report.

Expense Limitation Agreement
Touchstone Advisors has contractually agreed to waive fees and reimburse expenses to the extent necessary to ensure each Fund’s total annual operating expenses (excluding dividend and interest expenses relating to short sales, interest, taxes, brokerage commissions and other transaction costs; portfolio transaction and investment related expenses, including expenses associated with the Fund's liquidity providers; other expenditures which are capitalized in accordance with U.S. generally accepted accounting principles, the cost of “Acquired Fund Fees and Expenses,” if any, and other extraordinary expenses not incurred in the ordinary course of business ("Excluded Expenses")) do not exceed the contractual expense limits set forth below. Each Fund bears the costs of these Excluded Expenses. The contractual expense limits set forth in the table below have been adjusted to include the effect of Rule 12b-1 fees, shareholder servicing fees and other anticipated class specific expenses, if applicable. Fee waivers or expense reimbursements are calculated and applied monthly, based on the Fund’s average net assets during the month. The terms of Touchstone Advisors’ contractual waiver agreement provides that Touchstone Advisors is entitled to recoup, subject to approval by the applicable Fund’s Board, such amounts waived or reimbursed for a period of up to three years from the date on which Touchstone Advisors reduced its compensation or assumed expenses for the Fund. The Fund will make repayments to Touchstone Advisors only if such repayment does not cause the Fund’s contractual limit set (after the repayment is taken into account) to exceed both (1) the expense cap in place when such amounts were waived and (2) the Fund’s current expense limitation. Fees waived and expenses reimbursed by Touchstone Advisors with respect to the Target Fund prior to the closing of the Reorganization may not be recouped by Touchstone Advisors following the closing of the Reorganization.

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Fund	Expense Limit	Effective Through
Touchstone Anti-Benchmark® US Core Equity Fund
Class Y	0.54%	January 29, 2021
Institutional Class	0.44%	January 29, 2021
Touchstone Dynamic Equity Fund
Class Y	1.30%	April 30, 2021
Institutional Class	1.25%	April 30, 2021

At the May 21, 2020 Board meeting, the Acquiring Trust Board approved an amendment to the Acquiring Fund’s expense limitation agreement, to further reduce the Acquiring Fund’s expense levels. Effective September 12, 2020, Touchstone Advisors has contractually agreed to waive fees and reimburse expenses to the extent necessary to ensure the Acquiring Fund’s total annual operating expenses do not exceed the contractual expense limits set forth below.

Fund	Expense Limit	Effective Through
Touchstone Dynamic Equity Fund (to be known as Touchstone Anti-Benchmark® US Core Equity Fund)
Class Y	0.54%	October 2, 2021
Institutional Class	0.44%	October 2, 2021

Other Service Providers
The Funds currently have the same service providers. Upon completion of the Reorganization, the Acquiring Fund will continue to engage its existing service providers, as set forth in the chart below.

Service Providers
Principal Underwriter	Touchstone Securities, Inc.
Administrator	Touchstone Advisors, Inc.
Sub-Administrative Agent	The Bank of New York Mellon
Transfer Agent	BNY Mellon Investment Servicing (US) Inc.
Custodian	Brown Brothers Harriman & Co.
Independent Registered Public Accounting Firm	Ernst & Young LLP

CHOOSING A CLASS OF SHARES
Share Class Offerings. The Acquiring Fund is offering the following classes of shares pursuant to this Prospectus/Information Statement and the SAI: Class Y and Institutional Class. Each class of shares has different sales charges and distribution fees. You will not pay any sales load, commission, or other similar fee in connection with the shares you will receive in the Reorganization. However, additional purchases, exchanges and redemptions of shares of a Fund will be subject to any sales loads, commissions, and other similar fees applicable to the Fund. For additional information regarding sales charges, sales charge reductions and waivers, and distribution fees applicable to Fund shares not offered in this Prospectus/Information Statement and the SAI, see the sections titled “Choosing a Class of Shares” and “Investing with Touchstone” in the Acquiring Fund’s prospectus.

Class Y Shares
Class Y shares of the Funds are sold at NAV without an initial sales charge so that the full amount of your purchase payment may be immediately invested in the Funds. Class Y shares are not subject to a Rule 12b-1 fee or CDSC. In addition, Class Y shares may be purchased through certain mutual fund programs sponsored by qualified intermediaries, such as broker-dealers and investment advisors. In each case, the intermediary has entered into an agreement with Touchstone Securities to include the Funds in their program where the intermediary provides investors participating in their program with additional services, including advisory, asset allocation, recordkeeping

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or other services. You should ask your financial institution if it offers and you are eligible to participate in such a mutual fund program and whether participation in the program is consistent with your investment goals. The intermediaries sponsoring or participating in these mutual fund programs may also offer their clients other classes of shares of the funds and investors may receive different levels of services or pay different fees depending upon the class of shares included in the program. Investors should carefully consider any separate transaction fee or other fees charged by these programs in connection with investing in each available share class before selecting a share class.
Institutional Class Shares
Institutional Class shares are sold at NAV, without an initial sales charge so that the full amount of your purchase payment may be immediately invested in the Funds. Institutional Class shares are not subject to a Rule 12b-1 fee or CDSC, but are subject to higher initial investment requirements than other classes of shares of a Fund. Institutional Class shares are offered through certain broker-dealers or financial institutions that have distribution agreements with Touchstone Securities.
Buying and Selling Fund Shares
Each Fund has the same minimum investment requirements, which are set forth in the chart below.

Class Y
Minimum Investment Requirements	Initial Investment	Additional Investment
Regular Account	$2,500	$50
Retirement Account or Custodial Account under the Uniform Gifts/Transfers to Minors Act	$1,000	$50
Investments through the Automatic Investment Plan	$100	$50

Institutional Class
Minimum Investment Requirements	Initial Investment	Additional Investment
Regular Account	$500,000	$50
You may buy and sell shares in the Fund on a day when the New York Stock Exchange is open for trading. Existing Institutional Class shareholders may purchase shares directly through Touchstone Funds via the transfer agent, BNY Mellon or through their financial intermediary. Class Y shares are available only through financial intermediaries who have appropriate selling agreements in place with Touchstone Securities. Shares may be purchased or sold by writing to Touchstone Securities at P.O. Box 9878, Providence, Rhode Island 02940, calling 1.800.543.0407, or visiting the Touchstone Funds’ website: TouchstoneInvestments.com. You may only sell shares over the telephone or via the Internet if the value of the shares sold is less than or equal to $100,000. Shares held in IRA accounts and qualified retirement plans cannot be sold via the Internet. If your shares are held by a processing organization or financial intermediary you will need to follow its purchase and redemption procedures. Touchstone Securities will forward the proceeds of your sale to you (or to your financial intermediary) within 7 days (normally within 3 business days) after receipt of a proper redemption request. Under normal conditions, each Fund typically expects to meet redemption requests through the use of the Fund's holdings of cash or cash equivalents, lines of credit, an interfund loan (as discussed in the Fund’s SAI) or by selling other Fund assets. Under unusual circumstances, such as a market emergency, when its Board deems it appropriate, a Fund may make payment for shares redeemed by tendering portfolio securities of the Fund taken at current value in order to meet the redemption request. Shareholders may incur transaction and brokerage costs when they sell these portfolio securities. Until such time as the shareholder sells the securities they receive in-kind, the securities are subject to market risk. Redemptions in kind are taxable for federal income tax purposes in the same manner as redemptions for cash. The Funds may also use redemption in-kind for certain Fund shares held by ReFlow Fund, LLC, a liquidity program designed to provide an alternative liquidity source for mutual funds experiencing net redemptions of their shares. For more information about buying and selling shares, see the section “Investing with Touchstone” in each Fund’s prospectus or call (800) 543-0407.

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Exchange Privileges of the Funds
Each Fund has the same exchange privileges. The Funds are subject to the exchange privileges listed below.
Class Y shares of the Funds are exchangeable for Class Y shares of any other Touchstone Fund as long as investment minimums and proper selling agreement requirements are met. Class Y shares may be available through financial intermediaries that have appropriate selling agreements with Touchstone Securities, or through “processing organizations” (e.g., mutual fund supermarkets) that purchase shares for their customers. Touchstone Funds that are closed to new investors may not accept exchanges.
Institutional Class shares of the Funds are exchangeable for Institutional Class shares of any other Touchstone Fund as long as investment minimums and proper selling agreement requirements are met, although Touchstone Funds that are closed to new investors may not accept exchanges.
Class Y shareholders who are eligible to invest in Institutional Class shares are eligible to exchange their Class Y shares for Institutional Class shares of the same Fund, if offered in their state, and to the extent that such an exchange can be accommodated by their financial intermediary.
You do not have to pay any exchange fee for your exchange, but if you exchange from a fund with a lower load schedule to a fund with a higher load schedule you may be charged the load differential.
You should carefully review the disclosure provided in the prospectus relating to the exchanged-for shares before making an exchange of your Fund shares. Touchstone Funds that are closed to new investors may not accept exchanges.
You may realize taxable gain if you exchange shares of a Fund for shares of another fund.
DISTRIBUTION AND SHAREHOLDER SERVICING ARRANGEMENTS
Rule 12b-1 Distribution Plans. Class Y shares and Institutional Class shares are not subject to a fee pursuant to a Rule 12b-1 plan. For more information on these plans, please see the section titled “Rule 12b-1 Distribution Plans” in each Fund’s prospectus.
Additional Compensation to Financial Intermediaries. Touchstone Securities, the Trust’s principal underwriter, at its own expense (from a designated percentage of its income) currently provides additional compensation to certain dealers. Touchstone Securities pursues a focused distribution strategy with a limited number of dealers who have sold shares of the Funds or other Touchstone Funds. Touchstone Securities reviews and makes changes to the focused distribution strategy on a periodic basis. These payments are generally based on a pro rata share of a dealer’s sales. Touchstone Securities may also provide compensation in connection with conferences, sales, or training programs for employees, seminars for the public, advertising, and other dealer-sponsored programs.
Touchstone Advisors, at its own expense, may also provide additional compensation to certain affiliated and unaffiliated dealers, financial intermediaries or service providers for certain services including distribution, administrative, sub-accounting, sub-transfer agency or shareholder servicing activities. These additional cash payments to a financial intermediary are payments over and above sales commissions or reallowances, distribution fees or servicing fees (including networking, administration, and sub-transfer agency fees). These additional cash payments also may be made as an expense reimbursement in cases where the financial intermediary bears certain costs in connection with providing shareholder services to Fund shareholders. Touchstone Advisors may also reimburse Touchstone Securities for making these payments.
Touchstone Advisors and its affiliates may also pay cash compensation in the form of finders’ fees or referral fees that vary depending on the dollar amount of shares sold. The amount and value of additional cash payments vary for each financial intermediary. The additional cash payment arrangement between a particular financial intermediary and Touchstone Advisors or its affiliates may provide for increased rates of compensation as the dollar value of each Fund’s shares or particular class of shares sold or invested through such financial intermediary increases. The availability of these additional cash payments, the varying fee structure within a particular additional cash payment

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arrangement and the basis for and manner in which a financial intermediary compensates its sales representatives may create a financial incentive for a particular financial intermediary and its sales representatives to recommend a Fund’s shares over the shares of other mutual funds based, at least in part, on the level of compensation paid. You should consult with your financial intermediary and review carefully any disclosure by the financial firm as to compensation received by your financial intermediary. Although each Fund may use financial firms that sell the Fund’s shares to effect portfolio transactions for the Fund, the Fund and Touchstone Advisors will not consider the sale of the Fund’s shares as a factor when choosing financial firms to effect those transactions. For more information on payment arrangements, please see the section entitled “Touchstone Securities” in the Funds’ SAIs.
Distribution Policy
Each Fund intends to distribute to its shareholders substantially all of its net income and net capital gains. Dividends, if any, are declared and paid annually by each Fund. After the Reorganization, the Acquiring Fund expects to declare and pay dividends of net investment income, if any, annually. Each Fund makes distributions of net capital gains, if any, at least annually. If you own shares on a Fund’s distribution record date, you will be entitled to receive the distribution.

After the Reorganization, shareholders of the Target Fund who currently have their dividends or distributions reinvested will have dividends or distributions received from the Acquiring Fund reinvested in the same class of shares of the Acquiring Fund as they owned in the Target Fund. Shareholders of the Target Fund who have elected to receive dividends or distributions in cash will receive dividends or distributions from the Acquiring Fund in cash after the Reorganization, although they may, after the Reorganization, elect to have both dividends and distributions reinvested in additional shares of the Acquiring Fund.
The Funds have each qualified and intend to remain qualified (for the Target Fund, through the Closing Date) to be treated as a regulated investment company under the Code. To remain qualified as a regulated investment company, a Fund must, among other things, distribute at least 90% of its net taxable and tax-exempt income and diversify its holdings as required by the Code. While so qualified, so long as a Fund distributes all of its investment company taxable income (determined without regard to the deduction for dividends paid) and net tax-exempt income and any realized net capital gains to its shareholders of record, it is expected that the Fund will not be required to pay any federal income taxes.

INFORMATION ON SHAREHOLDERS’ RIGHTS

The following is a summary of certain important provisions of the governing instruments and governing laws applicable to the Acquiring Trust and the Target Trust, but is not a complete description. Further information about each Trust’s governance structure is contained in the Funds’ SAI and the Trust’s governing documents, which are on file with the SEC.

Organization and Governing Law.  The Target Fund is a series of Touchstone Funds Group Trust, a Delaware Statutory Trust. The Acquiring Fund is a series of Touchstone Strategic Trust, a Massachusetts business trust. A Fund organized as a series of a Massachusetts business trust is governed by the trust’s declaration of trust and by-laws or similar instruments. The power and authority to manage the Fund and its affairs reside with the trustees, and shareholder rights are generally limited to those provided to the shareholders in the declaration of trust or similar instrument, rather than by statute. A Fund organized as a series of a Delaware statutory trust is governed by Delaware law and the trust’s declaration of trust and by-laws or similar instruments.  The Funds are also governed by applicable federal law. Each Fund and its business and affairs are managed under the supervision of its Board of Trustees (for purposes of the table below, each a “Board” or the “Trustees”).  The primary differences between the Trusts relate to the form of organization, the right to call shareholder meetings, and the votes required for approval of reorganizations and liquidations, as further detailed below.

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	Touchstone Strategic Trust	Touchstone Funds Group Trust
Form of Organization	Massachusetts business trust	Delaware statutory trust
Preemptive Rights	None	None
Conversion Rights
Subject to compliance with the requirements of the 1940 Act, the Trustees shall have the authority to provide that holders of shares of any series shall have the right to convert said shares into shares of one or more other series of shares in accordance with such requirements and procedures as may be established by the Trustees.
Shareholders shall have the right to exchange shares for shares of one or more other series of shares in accordance with such requirements and procedures as may be established by the Trustees.
Shareholder Meetings	The Fund is not required to hold annual shareholder meetings under its declaration of trust and by-laws.	The Fund is not required to hold annual shareholder meetings under its declaration of trust and by-laws.
Right to Call Shareholder Meetings
A meeting of the shareholders may be called by the Trustees from time to time for the purpose of taking action upon any matter requiring the vote or authority of the shareholders or upon any matter deemed by the Trustees to be necessary or desirable. A special meeting of shareholders shall be called by the Trustees for the purpose of voting on the removal of any Trustee of the Trust when requested to do so in writing by shareholders holding not less than 10% of the shares outstanding. If the Trustees fail to call or give notice of any meeting of shareholders for a period of 30 days after written application by shareholders holding at least 25% of the shares outstanding requesting a meeting be called for any other purpose requiring action by the shareholders then holding at least 25% of the shares outstanding may call and give notice of such meeting.

Meetings of the shareholders may be called by the Trustees for the purpose of electing Trustees and for such other purposes as may be prescribed by law, by the declaration of trust or by the by-laws. Meetings of shareholders may be called by the Trustees from time to time for the purpose of taking action upon any other matter deemed by the Trustees to be necessary or desirable. A meeting of shareholders for the purpose of electing or removing Trustees may be called by the Trustees upon their own vote or upon the demand of shareholders owning 10% or more of the shares of the Trust in the aggregate. A meeting of the shareholders may be called at any time by the Board or by the Chair of the Board or by the President.

Notice of Meetings
Written notice of any meeting of shareholders shall be given or caused to be given by the Trustees by mailing such notice at least seven days before such meeting, postage prepaid, stating the time, place and purpose of the meeting, to each shareholder at the shareholder’s address as it appears on the records of the Trust.

Written notice of any meeting of shareholders shall be given or caused to be given by the Trustees by mailing such notice at least seven days, but not more than 75 days, before such meeting, postage prepaid, stating the time and place of the meeting, to each shareholder at the shareholder’s address as it appears on the records of the Trust. The notice shall specify the place, date and hour of the meeting, and the general nature of the business to be transacted.

Record Date for Meetings
The Trustees may close the transfer books for such period not exceeding 30 days, as the Trustees may determine; or without closing the transfer books the Trustees may fix a date and time not more than 60 days prior to the date of any shareholders meeting.

The Trustees may fix a time, which shall not be more than ninety days, nor less than seven days, before the date of any meeting of shareholders, as the record date for determining the shareholder of such series or class having the right to notice of and to vote at such meeting and any adjournment thereof.

Quorom for Meetings and Adjournments	A majority of the shares entitled to vote shall be a quorum for the transaction of business at a shareholders’ meeting, but any lesser number shall be sufficient for adjournments.
Except when a larger quorum is required by applicable law, by the by-laws or by the declaration of trust, 40% of the shares entitled to vote shall constitute a quorum at a shareholders’ meeting. Any meeting of shareholders may be adjourned by a majority of the votes properly cast upon the question of adjourning a meeting, whether or not a quorum is present.

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	Touchstone Strategic Trust	Touchstone Funds Group Trust
Shareholder Votes Required for Approval of Matters at Meetings
A majority of the shares voted, at a meeting of which a quorum is present, shall decide any questions, except when a different vote is required or permitted by any provision of the 1940 Act or other applicable law or by the declaration of trust or the by-laws.

When a quorum is present at any meeting, a majority of the shares voted shall decide any questions, except when a larger vote is required by any provision of the declaration of trust or the by-laws or by applicable law.

Vote Required for Election of Trustees
A plurality of the shares voted, at a meeting at which a quorum is present, shall elect a Trustee, except when a different vote is required or permitted by any provision of the 1940 Act or other applicable law or by the declaration of trust or the by-laws.
When a quorum is present at any meeting, a plurality shall elect a Trustee, except when a larger vote is required by any provision of the declaration of trust or the by-laws or by applicable law.
Votes Required for Approval of Reorganization
Except as provided by the 1940 Act, a majority of the Trustees present at a meeting of Trustees (a quorum, consisting of at least a majority of Trustees) may consent to or participate in any plan for the reorganization, consolidation or merger of any series. A majority of shareholders shall have the power to vote with respect to any termination or reorganization of the Trust or any series; provided however, that for a Fund created on or after November 17, 2011, the termination or reorganization of a series may be authorized by vote of a majority of the Trustees without shareholder approval, unless shareholder approval is required by the 1940 Act, then such reorganization must be approved at a meeting called for the purpose by the affirmative vote of the holders of a majority of outstanding voting shares of that series, as defined in the 1940 Act.(2)

The Trustees may cause the Trust, its series, or its shares to be merged into, consolidated with, converted into, or exchanged with beneficial interests in another trust or company, as authorized by the vote of a majority of the outstanding shares so affected.

Notwithstanding the above, any series created on or after August 14, 1998 may (1) consolidate or merge with one or more other trusts, partnerships, associations or corporations, including any series or class thereof, or (2) transfer a substantial portion of its assets to one or more other trusts, partnerships, associations or corporations, including any series or class thereof, without the approval of shareholders of such series if the transaction is authorized by vote of a majority of the trustees.

Votes Required for Liquidation of a Fund
The liquidation of any series may be authorized by vote of a majority of the Trustees then in office subject to the approval of a majority of the outstanding voting shares of that series, as defined in the 1940 Act(2); provided however, that for a Fund created on or after November 17, 2011, the liquidation may be authorized by vote of a majority of the Trustees without shareholder approval.
Any series may be terminated at any time by a vote of a majority of the shares of that series or by the Trustees by written notice to the shareholders of the series.
Removal of Trustees
Any Trustee may be removed with or without cause (i) by written instrument signed by at least two-thirds of the Trustees, (ii) by a vote of shareholders holding not less than two-thirds of the shares outstanding cast in person or by proxy at a meeting called for that purpose or (iii) by a declaration in writing signed by shareholders holding not less than two-thirds of the shares outstanding.
Any Trustee may be removed at any meeting of shareholders by a vote of two-thirds of the outstanding shares of the Trust.

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	Touchstone Strategic Trust	Touchstone Funds Group Trust
Personal Liability of Trustees, Officers and Shareholders
A Trustee or officer shall be liable for his own willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of the office of Trustee or such officer. A Trustee shall not be liable for errors of judgment or mistakes of fact or law. Subject to the foregoing, the Trustees shall not be responsible or liable in any event for any neglect or wrongdoing of any officer, agent, employee, consultant, adviser, administrator, distributor or principal underwriter, custodian or transfer, dividend disbursing, shareholder servicing or accounting agent of the Trust, nor shall any Trustee be responsible for the act or omission of any other Trustee.

All persons extending credit to, contracting with or having any claim against the Trust shall look only to the assets of the Trust for payment under such credit, contract or claim; and neither the shareholders nor the Trustees, nor any of the Trust’s officers, employees or agents, whether past, present or future, shall be personally liable therefor.

The Trustees shall not be responsible or liable in any event for any neglect or wrongdoing of any officer, agent, employee, investment advisor or principal underwriter of the Trust, nor shall any trustee be responsible for the act or omission of any other Trustee. Trustees shall not be liable for errors of judgment or mistakes of fact or law. Trustees may take advice of counsel or other experts with respect to the operation of the Trust and shall be under no liability for any act or omission in accordance with such advice or for failing to follow such advice. Neither the Trust, Trustees or officers, employees or agents shall have the power to bind personally any shareholder or call upon any shareholder for the payment other than such as the shareholder may at any time personally agree to pay.

Every note, bond, contract, instrument, certificate or undertaking and every other act or thing whatsoever issued, executed or done by or on behalf of the Trust or the Trustees shall be conclusively deemed to have been issued, executed or done only in or with respect to their capacity as a Trustee and such Trustee shall not be personally liable thereon.

Indemnification of Trustees
The Trust shall indemnify each of its Trustees and officers against all liabilities and expenses incurred by any Trustee in connection with the defense or disposition of any action, suit or other proceeding, before any court or legislative body, in which such person is made a party or otherwise or is threatened to be made a party by reason of being or having held such position with the Trust, except with respect to any matter arising from his or her own willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such person’s office.(1)

The Trust out of its assets shall indemnify and hold harmless each and every Trustee from and against any and all claims and demands whatsoever arising out of or related to their duties as trustees, except with respect to liability to the Trust or any shareholder to which the Trustee would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.

Rights of Inspection
The records of the Trust shall be open to inspection by shareholders to the same extent as is permitted stockholders of a Massachusetts business corporation under the Massachusetts Business Corporation Law.

The declaration of trust and each amendment shall be kept at the office of the Trust where it may be inspected by any shareholder. The by-laws, as amended from time to time, shall be open to inspection by the shareholders at all reasonable times during office hours. Minutes and accounting books and records shall be open to inspection upon the written demand by any shareholders at any reasonable time during usual business hours of the Trust for a purpose reasonably related to the holder’s interests as a shareholder.

Number of Authorized Shares; Par Value	Unlimited; no par value per share.	Unlimited; $0.01 par value per share.
Number of Votes
Each shareholder is entitled to one vote for each whole share that they hold and a fractional vote for each fractional share that they hold. There shall be no cumulative voting in the election of Trustees.

Each whole share shall be entitled to one vote as to any matter on which it is entitled to vote and each fractional share shall be entitled to a proportionate fractional vote. There shall be no cumulative voting in the election of Trustees.

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	Touchstone Strategic Trust	Touchstone Funds Group Trust
Amendment of Governing Instruments
The declaration of trust may be amended by an instrument in writing signed by a majority of the Trustees, when authorized to do so by a vote of a majority of shareholders, except for certain amendments, such as the designation of series or classes, the change in name of the Trust or a series, or to supply any omission or cure an ambiguity, which shall not require authorization by a shareholder vote. No amendment shall repeal the limitations on personal liability of any shareholder or Trustee or repeal the prohibition of assessment upon the shareholders without the express consent of each shareholder or trustee involved.

The by-laws may be amended or repealed by a majority of the Trustees at a meeting or by writings signed by such majority.

The declaration of trust may be restated and/or amended at any time by an instrument in writing signed by a majority of the then Trustees and, if required, by approval of such amendment by a majority of shareholders.

The by-laws may be amended or repealed by the affirmative vote or written consent or a majority of shareholders or by the Trustees.

(1) Such rights to indemnification are not exclusive and do not affect any other rights the trustee or officer may have, by contract or otherwise by law, including under any liability insurance policy.  There is no statutory exclusion under Massachusetts law from liabilities for shareholders of a Massachusetts business trust. Therefore, under certain circumstances, shareholders of a Massachusetts business trust may be deemed liable for the obligations of the trust.
(2) Under the 1940 Act, the vote of a majority of outstanding voting shares means the vote, at an annual or special meeting of shareholders of the fund, of the lesser of (i) 67% or more of the voting securities of the fund present at such meeting, if the holders of shares representing more than 50% of the outstanding voting securities of the fund are present or represented by proxy; or (ii) more than 50% of the outstanding voting securities of the fund.

Shares. When issued and paid for in accordance with their respective prospectuses, shares of both Funds are fully paid and non-assessable, having no preemptive or subscription rights and are freely transferable. Each share of a Fund represents an equal interest in such Fund, although the fees and expenses relating to each class may vary. Shares of each Fund are entitled to receive their pro rata (or proportionate) share of distributions of income and capital gains, if any, made with respect to that Fund as are declared by the applicable Board, although such distributions may vary in amount among the classes of a Fund to reflect class-specific expenses. Such distributions may be in cash, or in additional Fund shares. In any liquidation of a Fund, each shareholder is entitled to receive his or her pro rata share of the net assets of the Fund, after satisfaction of all outstanding liabilities and expenses of the Fund.

Series and Classes. The declaration of trust of each Trust gives broad authority to the trustees to establish series and classes in addition to those currently established and to determine the rights and preferences of the shares of the shares of the series and classes.

Submission of Shareholder Proposals. The declaration of trust and by-laws of each Trust do not contain provisions requiring that a shareholder provide notice to the applicable Fund in advance of a shareholder meeting to enable the shareholder to present a proposal at such meeting, although federal securities laws, which apply to each Fund, require that certain conditions be met to present any proposals at shareholder meetings.
Shareholder Information. Exhibit C to this Prospectus/Information Statement lists the name, address, and percent ownership of each person who, as of June 30, 2020, to the knowledge of each Fund, owned 5% or more of the outstanding shares of a class of the respective Fund. Exhibit C also lists those shareholders that would have owned 5% or more of the outstanding shares of a class of the combined Fund had the Reorganization taken place on June 30, 2020.

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FINANCIAL STATEMENTS AND EXPERTS
The Annual Reports with respect to the Target Fund and the Acquiring Fund have been incorporated by reference into this Prospectus/Information Statement in reliance upon the report of Ernst & Young LLP, located at 221 E. Fourth Street, Atrium Two - Suite 2900, Cincinnati, Ohio 45202, the independent registered public accounting firm for each Fund, given on their authority as experts in accounting and auditing. The Semiannual Report with respect to the Target Fund has also been incorporated by reference into this Prospectus/Information Statement.
LEGAL MATTERS
Certain legal matters in connection with the issuance of the Acquiring Fund’s shares will be passed upon by K&L Gates LLP, located at State Street Financial Center, One Lincoln Street, Boston, Massachusetts 02111.
ADDITIONAL INFORMATION
The Trusts are subject to the informational requirements of the Securities Exchange Act of 1934 and the 1940 Act, and in accordance therewith file reports and other information including proxy materials, information statements and charter documents with the SEC. Reports and other information about the Funds are available on the EDGAR database of the SEC’s internet site at http://www.sec.gov. You may obtain copies of these reports and other information, after paying a duplicating fee, by sending an e-mail request to: publicinfo@sec.gov
Other Information
Information About the Distributor. Touchstone Securities and the Target Trust are parties to a distribution agreement (the “Distribution Agreement”) with respect to the Target Fund. Touchstone Securities’ principal place of business is 303 Broadway, Suite 1100, Cincinnati, Ohio 45202. Touchstone Securities is a registered broker-dealer, and an affiliate of Touchstone Advisors by reason of common ownership. For the fiscal period ended September 30, 2019, the Target Fund did not pay Touchstone Securities any aggregate underwriting commissions.
Information About the Administrator. Touchstone Advisors serves as the Target Fund’s administrator pursuant to an administrative agreement between the Target Trust, on the Fund’s behalf, and Touchstone Advisors. Touchstone Advisors has engaged The Bank of New York Mellon, located at 4400 Computer Drive, Westborough, Massachusetts 01581, to serve as the Trust’s sub-administrator. For the fiscal period from the Target Fund's inception on November 19, 2018 through September 30, 2019, the Target Fund paid Touchstone Advisors $31,851 in administration fees.
Portfolio Transactions. There were no affiliated brokerage transactions for the Target Fund’s fiscal period ended September 30, 2019.
Shareholders Sharing the Same Address. If two or more shareholders share the same address, only one copy of this Prospectus/Information Statement is being delivered to that address, unless the Target Trust has received contrary instructions from one or more of the shareholders at that shared address. Upon written or oral request, the Target Trust will deliver promptly a separate copy of this Prospectus/Information Statement to a shareholder at a shared address. Please call (800) 543-0407 or forward a written request to the Target Trust, P.O. Box 9878, Providence, Rhode Island 02940 if you would like to (1) receive a separate copy of this Prospectus/Information Statement; (2) receive your annual reports or information statements separately in the future; or (3) request delivery of a single copy of annual reports or information statements if you are currently receiving multiple copies at a shared address.
FINANCIAL HIGHLIGHTS
The financial highlights tables are intended to help you understand each Fund’s financial performance for the past five fiscal years, or if shorter, the period of each Fund’s operations. Certain information reflects financial results for a single Fund share. The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in a Fund, assuming reinvestment of all dividends and distributions. For each Fund, this information was audited by Ernst & Young LLP, an independent registered public accounting firm, except for Target Fund information for the six months ended March 31, 2020.  Ernst & Young LLP’s report, along with the Funds’ financial

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statements and related notes, is included in each Fund’s Annual Report. You can obtain the Annual and Semi-Annual Reports for each Fund at no charge by calling (800) 543-0407 or by downloading a copy from the Touchstone Investments website at: TouchstoneInvestments.com/Resources. The Annual Reports and Semiannual Report have been incorporated by reference in this Prospectus/Information Statement and the SAI.
Touchstone Dynamic Equity Fund—Class Y
Selected Data for a Share Outstanding Throughout Each Period

	Year Ended December 31,
	2019		2018		2017		2016		2015
Net asset value at beginning of period	$14.53		$16.32		$15.45		$14.76		$13.80
Income (loss) from investment operations:
Net investment income	0.10	(A)	0.02	(A)	0.12	(A)	0.24	(A)	0.17
Net realized and unrealized gains (losses) on investments	1.69		(1.66)		1.05		0.54		0.81
Total from investment operations	1.79		(1.64)		1.17		0.78		0.98
Distributions from:
Net investment income	(0.08)		(0.15)		(0.30)		(0.09)		(0.02)
Realized capital gains	(2.82)		—		—		—		—
Total distributions	(2.90)		(0.15)		(0.30)		(0.09)		(0.02)
Net asset value at end of period	$13.42		$14.53		$16.32		$15.45		$14.76
Total return	12.45%		(10.04)%		7.59%		5.31%		7.12%
Ratios and supplemental data:
Net assets at end of period (000's)	$25,814		$59,586		$82,004		$96,807		$64,986
Ratio to average net assets:
Net expenses (including dividend and interest expense on securities sold short and liquidity provider expenses)(B)	1.85%		1.95%		1.60%		1.57%		1.71%
Gross expenses (including dividend and interest expense on securities sold short and liquidity provider expenses)(C)	1.90%		1.95%		1.60%		1.57%		1.71%
Net investment income	0.62%		0.13%		0.74%		1.64%		1.17%
Portfolio turnover rate	229%		267%		236%		245%		235%

(A)	The net investment income per share was based on average shares outstanding for the period.

(B)
The ratio of net expenses to average net assets excluding dividend and interest expense on securities sold short and liquidity provider expenses was 1.30%, 1.20%, 1.21%, 1.22% and 1.25% for the years ended December 31, 2019, 2018, 2017, 2016 and 2015, respectively.

(C)
The ratio of gross expenses to average net assets excluding dividend and interest expense on securities sold short and liquidity provider expenses was 1.35%, 1.20%, 1.21%, 1.22% and 1.25% for the years ended December 31, 2019, 2018, 2017, 2016 and 2015, respectively.

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Touchstone Dynamic Equity Fund—Institutional Class
Selected Data for a Share Outstanding Throughout Each Period

	Year Ended December 31,
	2019		2018		2017		2016		2015
Net asset value at beginning of period	$14.59		$16.38		$15.51		$14.82		$13.83
Income (loss) from investment operations:
Net investment income	0.10	(A)	0.02	(A)	0.11	(A)	0.24	(A)	0.16
Net realized and unrealized gains (losses) on investments	1.71		(1.66)		1.06		0.54		0.83
Total from investment operations	1.81		(1.64)		1.17		0.78		0.99
Distributions from:
Net investment income	—		(0.15)		(0.30)		(0.09)		—	(B)
Realized capital gains	(2.82)		—		—		—		—
Total distributions	(2.82)		(0.15)		(0.30)		(0.09)		—
Net asset value at end of period	$13.58		$14.59		$16.38		$15.51		$14.82
Total return	12.56%		(10.03)%		7.54%		5.27%		7.19%
Ratios and supplemental data:
Net assets at end of period (000's)	$106		$11,749		$14,964		$18,879		$9,242
Ratio to average net assets:
Net expenses (including dividend and interest expense on securities sold short and liquidity provider expenses)(C)	1.80%		1.96%		1.62%		1.59%	(D)	1.71%
Gross expenses (including dividend and interest expense on securities sold short and liquidity provider expenses)(E)	2.13%		1.96%		1.62%		1.54%		1.72%
Net investment income	0.67%		0.11%		0.72%		1.61%		1.17%
Portfolio turnover rate	229%		267%		236%		245%		235%

(A)	The net investment income per share was based on average shares outstanding for the period.

(B)	Less than $0.005 per share.

(C)
The ratio of net expenses to average net assets excluding dividend and interest expense on securities sold short and liquidity provider expenses was 1.25%, 1.21%, 1.23%, 1.24% and 1.25% for the years ended December 31, 2019, 2018, 2017, 2016 and 2015, respectively.

(D)	Net expenses include amounts recouped by the Advisor.

(E)
The ratio of gross expenses to average net assets excluding dividend and interest expense on securities sold short and liquidity provider expenses was 1.58%, 1.21%, 1.23%, 1.19% and 1.26% for the years ended December 31, 2019, 2018, 2017, 2016 and 2015, respectively.

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Touchstone Anti-Benchmark® US Core Equity Fund—Class Y
Selected Data for a Share Outstanding Throughout Each Period

	Six Months Ended March 31, 2020 (Unaudited)		Period Ended September 30, 2019(A)
Net asset value at beginning of period	$10.59		$10.00
Income (loss) from investment operations:
Net investment income	0.20		0.09
Net realized and unrealized gains (losses) on investments	(1.45)		0.56
Total from investment operations	(1.25)		0.65
Distributions from:
Net investment income	(0.18)		(0.06)
Net asset value at end of period	$9.16		$10.59
Total return	(12.14)%	(B)	6.57%	(B)
Ratios and supplemental data:
Net assets at end of period (000's)	$112		$52
Ratio to average net assets:
Net expenses	0.54%	(C)	0.54%	(C)
Gross expenses	14.52%	(C)	110.89%	(C)
Net investment income	2.93%	(C)	2.10%	(C)
Portfolio turnover rate	21%	(B)	137%	(B)(D)

Touchstone Anti-Benchmark® US Core Equity Fund—Institutional Class
Selected Data for a Share Outstanding Throughout Each Period

	Six Months Ended March 31, 2020 (Unaudited)		Period Ended September 30, 2019(A)
Net asset value at beginning of period	$10.59		$10.00
Income (loss) from investment operations:
Net investment income	0.16		0.19
Net realized and unrealized gains (losses) on investments	(1.41)		0.46
Total from investment operations	(1.25)		0.65
Distributions from:
Net investment income	(0.18)		(0.06)
Net asset value at end of period	$9.16		$10.59
Total return	(12.10)%	(B)	6.59%	(B)
Ratios and supplemental data:
Net assets at end of period (000's)	$23,411		$26,648
Ratio to average net assets:
Net expenses	0.44%	(C)	0.44%	(C)
Gross expenses	0.78%	(C)	0.85%	(C)
Net investment income	3.03%	(C)	2.21%	(C)
Portfolio turnover rate	21%	(B)	137%	(B)(D)

(A)	Represents the period from commencement of operations (November 19, 2018) through September 30, 2019.

(B)	Not annualized.

(C)	Annualized.

(D)	Portfolio turnover excludes securities received from processing a subscription-in-kind.

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OTHER INFORMATION REGARDING CHANGE IN SUB-ADVISOR OF THE ACQUIRING FUND

As indicated above, TOBAM was appointed to serve as sub-advisor to the Acquiring Fund effective on October 3, 2020. Generally, the 1940 Act requires an investment advisory agreement to be approved by the applicable Board, including the Independent Trustees, and shareholders in order for it to become effective. However, the SEC has granted an exemptive order that permits the Trusts or Touchstone Advisors, under certain conditions, to select or change unaffiliated sub-advisors, enter into new sub-advisory agreements or amend existing sub-advisory agreements without first obtaining shareholder approval. The following information is intended to provide shareholders with information about TOBAM and the new sub-advisory agreement for the Acquiring Fund between TOBAM and Touchstone Advisors (the "Sub-Advisory Agreement").

Background and Additional Information about the Acquiring Fund

Prior to the appointment of TOBAM as sub-advisor to the Acquiring Fund, Wells Capital served as sub-advisor to the Acquiring Fund. At a meeting on May 21, 2020 (the “Meeting”), the Acquiring Trust Board, including the Independent Trustees, approved the selection of TOBAM as sub-advisor and the Sub-Advisory Agreement.

At the Meeting, Touchstone Advisors recommended and the Acquiring Trust Board approved the replacement of the Acquiring Fund’s sub-advisor, Wells Capital, with TOBAM. The Sub-Advisory Agreement between Touchstone Advisors and TOBAM will take effect on October 3, 2020, and the sub-advisory agreement with Wells Capital will terminate as of October 2, 2020. The Acquiring Trust Board considered, among the factors discussed below, the difficult recent environment for option writing strategies and Wells Capital’s performance record relative to the applicable benchmarks and peer group over recent periods.
TOBAM will manage the Acquiring Fund in accordance with TOBAM’s Anti-Benchmark® U.S. Core Equity strategy, which invests primarily in equity securities issued by U.S. companies, and seeks to maximize diversification while reducing the risk concentrations inherent in traditional market cap weighted indexes. In connection with the appointment of TOBAM, a supplement to the Acquiring Fund’s prospectus was filed May 22, 2020 to modify the Acquiring Fund’s investment goal and principal investment strategies to reflect TOBAM’s Anti-Benchmark® U.S. Core Equity strategy, which will take effect following the appointment of TOBAM as sub-advisor to the Acquiring Fund. As of such date, the Acquiring Fund will implement an Anti-Benchmark® U.S. Core Equity strategy that is identical to the principal investment strategy of the Target Fund. The following risk disclosure will be removed from the Acquiring Fund’s prospectus: Small-, Mid- and Large-Cap Risks, Short Sales Risk, Call Options Risk, Covered Call Options Risk, Derivatives Risk (and sub-risks), Counterparty Risk, Fixed Income Risk and High Cash Balance Risk. The following risk disclosure will be added to the Acquiring Fund’s prospectus: Preferred Stock Risk, Passive Investment Risk and Tracking Error Risk.
In addition, following the appointment of TOBAM as sub-advisor to the Acquiring Fund, the Acquiring Fund’s investment goal and 80% investment policy will be changed to the following:

•	Investment Goal: The Fund seeks capital appreciation.

•	80% Investment Policy: The Fund invests, under normal market conditions, at least 80% of its assets in U.S. equity securities.
The Acquiring Fund’s name will change to “Touchstone Anti-Benchmark® US Core Equity Fund” as a result of the appointment of TOBAM. Please refer to the Acquiring Fund’s prospectus dated April 30, 2020, as supplemented, for additional information.
The following individuals at TOBAM will be jointly and primarily responsible for the management of the Acquiring Fund’s portfolio:

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Tarik Allouache, Portfolio Manager. Mr. Allouache joined TOBAM in December 2016 as Risk Manager. Mr. Allouache transitioned to the Portfolio Management team at TOBAM in January 2019. Prior to TOBAM, Mr. Allouache was a quantitative analyst at Société Générale where he was responsible for valuations and risk analysis of structured products and derivatives. He worked with the trading desk and portfolio managers to build models to optimize and manage risk of their portfolios. He holds an Engineering degree from ESILV Paris in Mathematics and Computer science and Master of Quantitative Finance from UTS Sydney.
Ayaaz Allymun, Portfolio Manager. Mr. Allymun joined TOBAM in June 2008 as a portfolio manager and researcher. From 2004 he was a portfolio manager at Credit Agricole Asset Management (“CAAM”) in Paris where he managed index funds, enhanced index funds, and multi-strategy funds based on a core/satellite approach. Prior to this, he joined Credit Lyonnais Asset Management (“CLAM”) as a quantitative analyst. Mr. Allymun achieved a DESS (equivalent to MSc) of Applied Mathematics with Honors from Pierre & Marie Curie University (Paris VI).
Mara Maccagnan, Portfolio Manager. Ms. Maccagnan is a portfolio manager with more than 7 years' experience in the investment industry. She started her career in 2011 in the structuring department of Banca IMI. She moved to the structured fund team of ANIMA Asset Management Ltd in Dublin in 2012. From 2014 to 2018 she was a portfolio manager of a group of flexible absolute return funds called Smart Volatility and based on a proprietary quantitative risk control model. She joined TOBAM in 2018 as portfolio manager in the equity team. Ms. Maccagnan graduated in Economics from University of Udine and obtained a post MSc diploma in Mathematical Finance from University of Bologna (Faculty of Mathematical, Physical and Natural Science).
Guillaume Toison, Portfolio Manager. Mr. Toison joined TOBAM in December 2006 as equity portfolio manager. Prior to joining the team, he was quantitative analyst for CAAM in Paris, and part of the team that pioneered development of the company’s statistical arbitrage strategies. Mr. Toison graduated from ENST Paris in Mathematics, Computer Science and Telecommunications.
For more information about the Acquiring Fund’s principal investment strategies, principal risks, and portfolio managers, please see the Acquiring Fund’s prospectus dated April 30, 2020, as supplemented. A copy of the prospectus may be obtained without charge by writing to the Acquiring Trust at Touchstone Strategic Trust, P.O. Box 9878, Providence, Rhode Island 02940, by calling 1.800.543.0407, or online at TouchstoneInvestments.com/Resources.
As a result of the change in the Acquiring Fund’s sub-advisor, it is expected that the Acquiring Fund’s portfolio will be repositioned by TOBAM, resulting in increased portfolio turnover. For more information, please see the sections of the Prospectus/Information Statement titled “Summary—Reorganization—Will there be any repositioning costs?” and “Information About the Reorganization—Material Federal Income Tax Consequences.”
Description of the Sub-Advisory Agreement

A copy of the Sub-Advisory Agreement is attached to this Prospectus/Information Statement as Exhibit D. The contractual terms and conditions of the Sub-Advisory Agreement are similar to those of the sub-advisory agreement between Wells Capital and Touchstone Advisors (the “Wells Capital Sub-Advisory Agreement”), except the sub-advisory fee schedule. A description of several important provisions of the Sub-Advisory Agreement is set forth below.

General. TOBAM will manage the investment and reinvestment of the portion of the assets of the Acquiring Fund allocated to it by Touchstone Advisors (the “Fund Assets”), subject to and in accordance with the investment goal, policies, and restrictions of the Acquiring Fund and in conformity with the Acquiring Fund’s registration statement in effect when TOBAM takes over as sub-advisor to the Acquiring Fund. TOBAM will make all determinations with respect to the investment of the Fund Assets and the purchase and sale of portfolio securities. TOBAM also will determine the manner in which voting rights, rights to consent to corporate actions, and any other rights

36

pertaining to the Fund Assets will be exercised. TOBAM will provide regular reports to the Acquiring Trust Board. TOBAM will place orders for portfolio transactions on behalf of the Acquiring Fund in accordance with the Acquiring Trust’s policies and shall be responsible for obtaining the most favorable price and execution available for the Acquiring Fund.
Compensation. The sub-advisory fee rate payable to TOBAM is based on a variety of factors, including the value of the services to be provided, the competitive environment in which the Acquiring Fund will be marketed, the investment characteristics of the Acquiring Fund relative to other similar funds and the fees charged to comparable products within the industry. The advisory fee rate paid by the Acquiring Fund to Touchstone Advisors is proposed to be lowered from 0.85% on the first $300 million of average daily net assets; 0.80% on the next $200 million; 0.75% on the next $250 million; 0.70% on the next $250 million; 0.65% on the next $500 million; 0.60% on the next $500 million; and 0.55% on assets over $2 billion to 0.35% on the first $1 billion of average daily net assets and 0.30% on assets over $1 billion, effective September 12, 2020, as a result of the approval of TOBAM as the sub-advisor to the Acquiring Fund.
Liability. TOBAM has agreed to indemnify and hold harmless the Acquiring Trust, Touchstone Advisors and all of their affiliated persons against any and all direct losses, claims, damages, or liabilities (including reasonable legal and other expenses) incurred by reason of or arising out of: (a) TOBAM being in material violation of any applicable federal or state law, rule, or regulation or any investment policy or restriction set forth in the Acquiring Fund’s disclosure documents or any written guidelines or instruction provided in writing by the Acquiring Trust Board; or (b) TOBAM’s willful misfeasance, bad faith, gross negligence or its reckless disregard of its obligations and duties under the Sub-Advisory Agreement.
Limit on Trust Liability. TOBAM agrees that (i) the Acquiring Trust’s obligations to TOBAM under the Sub-Advisory Agreement (or indirectly under the investment advisory agreement) shall be limited in any event to the Fund Assets and (ii) TOBAM shall not seek satisfaction of any such obligation from the shareholders of the Acquiring Fund, other than Touchstone Advisors, nor from any Trustee, officer, employee, or agent of the Acquiring Trust.
Term. The terms of the Sub-Advisory Agreement provide for it to remain in effect for an initial term ending on the two-year anniversary of the Sub-Advisory Agreement, which is expected to be on or about October 2, 2022. Unless earlier terminated, the Sub-Advisory Agreement will continue for successive annual terms, provided that each continuance is approved annually by the majority of the Acquiring Trust Board or by the vote of a majority of the outstanding voting securities of the Acquiring Fund, and, in either case, by a majority of the Independent Trustees.
Amendment. The Sub-Advisory Agreement may be amended at any time by the parties to it, subject to approval by the Acquiring Trust Board and, if required by applicable SEC rules and regulations, a vote of the majority of the outstanding voting securities of the Acquiring Fund affected by such change.
Termination. The Sub-Advisory Agreement may be terminated at any time, without payment of any penalty, (i) by Touchstone Advisors upon not more than 60 days’ nor less than 30 days’ written notice to TOBAM; (ii) by TOBAM upon not less than 60 days’ prior written notice, postage prepaid, to Touchstone Advisors; or (iii) by the Acquiring Trust upon either (y) the majority vote of the Acquiring Trust Board or (z) the affirmative vote of a majority of the outstanding voting securities of the Acquiring Fund. The Sub-Advisory Agreement will terminate automatically in the event of its “assignment” as such term is defined under the 1940 Act.
Information About the Sub-Advisor

TOBAM will serve as sub-advisor to the Acquiring Fund effective October 3, 2020.  As sub-advisor, TOBAM makes investment decisions for the Acquiring Fund and also ensures compliance with the Acquiring Fund’s investment policies and guidelines. TOBAM is primarily employee-owned, with California Public Employees’ Retirement System (CalPERS) and Amundi Pioneer Asset Management Inc. holding minority interests. As of June 30, 2020, TOBAM had approximately $7.3 billion in assets under management.

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The name and principal occupation of the principal executive officers of TOBAM are listed below. The address of each officer is 49-53 Avenue des Champs Elysées, 75008 Paris, France.

Name	Principal Occupation
Yves Louis Choueifaty	President Director General
David Felix Bellaiche	Director General Delegue
Tristan Alexandre Froidure	Director General Delegue
Christophe Herve Roehri	Director General Delegue
Emma Jane Love	Chief Compliance Officer

Except for the Target Fund, TOBAM does not serve as advisor or sub-advisor to a registered fund that has a similar investment objective to that of the Acquiring Fund.

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EXHIBIT A: FORM OF AGREEMENT AND PLAN OF REORGANIZATION

THIS AGREEMENT AND PLAN OF REORGANIZATION (the “Agreement”) is made as of [•], 2020, among Touchstone Dynamic Equity Fund (to be known as Touchstone Anti-Benchmark® US Core Equity Fund) (the “Acquiring Fund”), a series of Touchstone Strategic Trust (the “Trust”), a Massachusetts business trust (the “Acquiring Trust”); Touchstone Anti-Benchmark® US Core Equity Fund (the “Target Fund,” and collectively with the Acquiring Fund, the “Funds” and each a “Fund”), a series of Touchstone Funds Group Trust, a Delaware statutory trust (the “Target Trust”); and Touchstone Advisors, Inc. (for purposes of paragraph 9.1 only of this Agreement). Each Trust has its principal place of business at 303 Broadway, Suite 1100, Cincinnati, Ohio 45202.
WHEREAS, the reorganization will consist of (i) the transfer of all the assets of the Target Fund to the Acquiring Fund in exchange solely for voting shares of beneficial interest, no par value per share, of the corresponding class of shares of the Acquiring Fund as set forth on Exhibit A (the “Acquiring Fund Shares”) and the assumption by the Acquiring Fund of all the liabilities of the Target Fund; and (ii) the pro rata distribution by class of the Acquiring Fund Shares to the shareholders of the Target Fund in complete liquidation and termination of the Target Fund, all upon the terms and conditions in this Agreement (the “Reorganization”);
WHEREAS, the parties intend that this Agreement be a plan of reorganization and that the Reorganization shall qualify as a reorganization within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended (the “Code”), and the Treasury Regulations promulgated thereunder;
WHEREAS, the Target Fund and the Acquiring Fund are each a separate investment series of an open‑end registered management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”), and the Target Fund owns securities that generally are assets of the type and character in which the Acquiring Fund is permitted to invest;
WHEREAS, the Target Fund and the Acquiring Fund are authorized to issue their shares of beneficial interest;
WHEREAS, the Board of Trustees of the Acquiring Trust, including a majority of the Trustees who are not “interested persons” of the Trust, as defined in the 1940 Act, has determined that the Reorganization will be in the best interests of the Acquiring Fund and its shareholders and that the interests of the existing shareholders of the Acquiring Fund will not be diluted in value as a result of the Reorganization;
WHEREAS, the Board of Trustees of the Target Trust, including a majority of the Trustees who are not “interested persons” of the Trust, as defined in the 1940 Act, has determined that the Reorganization will be in the best interests of the Target Fund and its shareholders and that the interests of the shareholders of the Target Fund will not be diluted in value as a result of the Reorganization;
NOW, THEREFORE, in consideration of the premises and of the covenants and agreements in this Agreement, the parties hereto covenant and agree as follows:
ARTICLE I

TRANSFER OF ASSETS OF THE TARGET FUND IN EXCHANGE FOR
ACQUIRING FUND SHARES AND ASSUMPTION OF TARGET FUND
LIABILITIES AND LIQUIDATION OF THE TARGET FUND
1.1    THE EXCHANGE. Subject to the terms and conditions of this Agreement and on the basis of the representations and warranties contained herein, the Target Trust, on behalf of the Target Fund, agrees to transfer all of the Target Fund’s assets to the Acquiring Fund as set forth in paragraph 1.2, free and clear of all liens, encumbrances and claims whatsoever. The Acquiring Trust, on behalf of the Acquiring Fund, agrees in exchange for the Target Fund’s assets (i) to deliver to the Target Fund the number of Acquiring Fund Shares, including fractional Acquiring Fund Shares, computed in the manner and as of the time and date set forth in paragraphs 2.2 and 2.3; and (ii) to assume all

A-1

of the liabilities of the Target Fund, as set forth in paragraph 1.3. Such transactions shall take place at the Closing provided for in paragraph 3.1.
1.2    ASSETS TO BE ACQUIRED. The assets of the Target Fund to be acquired by the Acquiring Fund shall consist of all property owned by the Target Fund, including, without limitation, all cash, securities, commodities, interests in futures and other financial instruments, and claims (whether absolute or contingent, known or unknown), receivables (including dividends or interest receivables) and any deferred or prepaid expenses shown as an asset on the books of the Target Fund as of the Closing (as defined below).
The Target Trust, on behalf of the Target Fund, has provided the Acquiring Fund with its most recent audited financial statements, which contain a list of all of the Target Fund’s assets as of the date thereof. The Target Trust, on behalf of the Target Fund, represents that as of the date of the execution of this Agreement there have been no changes in the financial position of the Target Fund as reflected in said financial statements other than those occurring in the ordinary course of its business in connection with the purchase and sale of portfolio securities, purchases and redemptions of Target Fund shares, the payment of its normal operating expenses and the distribution to its shareholders of its net income and net capital gain. The Trust, with respect to the Target Fund, reserves the right to buy and sell any securities or other assets in accordance with its investment objective and policies.
1.3    LIABILITIES TO BE ASSUMED. The Target Trust will endeavor to discharge all of the Target Fund’s known liabilities and obligations prior to the Valuation Time (as defined below). The Acquiring Fund shall assume all of the Target Fund’s liabilities and obligations of any kind whatsoever, whether absolute, accrued, contingent or otherwise in existence as of the Closing.
1.4    LIQUIDATION AND DISTRIBUTION. On or as soon after the Closing as is practicable, (a) the Target Fund will completely liquidate and distribute pro rata to the Target Fund’s shareholders of record of each class, determined as of the time of such distribution (the “Target Fund Shareholders”), the Acquiring Fund Shares of the corresponding class (as set forth on Exhibit A) received by the Target Fund pursuant to paragraph 1.1; and (b) the Target Fund will proceed to terminate in accordance with applicable laws of the State of Delaware as set forth in paragraph 1.7 below. Such liquidation and distribution will be accomplished by the transfer of the Acquiring Fund Shares then credited to the account of the Target Fund on the books of the Acquiring Fund to open accounts on the share records of the Acquiring Fund in the names of the Target Fund Shareholders and representing the respective pro rata number of the Acquiring Fund Shares, by class, due such shareholders. All issued and outstanding shares of the Target Fund will simultaneously be canceled on the books of the Target Fund and will be null and void. The Acquiring Fund shall not issue certificates representing the Acquiring Fund Shares in connection with such exchange; Acquiring Fund Shares distributed to Target Fund Shareholders will be reflected on the books of the Acquiring Fund as uncertificated shares.
1.5    TRANSFER TAXES. Any transfer taxes payable upon issuance of the Acquiring Fund Shares in a name other than the registered holder of the Target Fund shares on the books of the Target Fund as of the Closing shall, as a condition of such issuance and transfer, be paid by the person to whom such Acquiring Fund Shares are to be issued and transferred.
1.6    REPORTING RESPONSIBILITY. Any reporting responsibility of the Target Fund is and shall remain the responsibility of the Target Fund up to and including the Closing Date and such later date on which the Target Fund is terminated.
1.7    TERMINATION. The Target Trust shall take all necessary and appropriate steps under applicable law to terminate the Target Fund promptly following the Closing and the making of all distributions pursuant to paragraph 1.4.
1.8    WAIVER OF INVESTMENT MINIMUMS AND SALES LOADS. In connection with the Reorganization, any minimum investment amounts or sales loads applicable to initial investments in the Acquiring Fund will be waived with respect to the Target Fund Shareholders’ initial receipt of Acquiring Fund Shares in the Reorganization.

A-2

ARTICLE II
VALUATION
2.1    VALUATION OF ASSETS. The value of the Target Fund’s assets to be acquired by the Acquiring Fund and the amount of the Target Fund’s liabilities to be assumed by the Acquiring Fund shall be computed as of the close of business on the New York Stock Exchange on the Closing Date (the “Valuation Time”), using the valuation procedures of the Funds approved by the Boards of Trustees of the Trusts (“Valuation Procedures”) or such other valuation procedures as shall be mutually agreed upon by the parties.
2.2    VALUATION OF SHARES. The net asset value per share of each class of the Acquiring Fund Shares shall be the net asset value per share of such class of such Fund computed as of the Valuation Time, using the valuation procedures set forth in the Valuation Procedures or such other valuation procedures as shall be mutually agreed upon by the parties.
2.3    SHARES TO BE ISSUED. The number of full and fractional Acquiring Fund Shares to be issued in exchange for the Target Fund’s net assets shall be determined with respect to each class by dividing (a) the net assets attributable to such class of the Target Fund, set forth in with paragraph 2.1, by (b) the net asset value per share of the corresponding class of the Acquiring Fund, determined in accordance with paragraph 2.2. Holders of each class of shares of the Target Fund will receive full and fractional shares of the corresponding class of the Acquiring Fund, as set forth on Exhibit A.
2.4    DETERMINATION OF VALUE. All computations of value shall be made by The BNY of New York Mellon, the Acquiring Fund’s and the Target Fund’s accounting agent, in accordance with its regular practice in pricing the shares and assets of the Acquiring Fund and the Target Fund.
ARTICLE III

CLOSING AND CLOSING DATE
3.1    CLOSING DATE. Subject to the satisfaction or waiver of the conditions precedent set forth in Articles VI, VII and VIII, the closing of the Reorganization (the “Closing”) shall take place on or about October 2, 2020 or such other date as the parties may agree to in writing (the “Closing Date”). All acts taking place at the Closing shall be deemed to take place simultaneously as of 5:00 p.m. Eastern Time on the Closing Date unless otherwise provided (the “Effective Time”). The Closing shall be held as of 5:00 p.m. Eastern Time at the offices of the Acquiring Trust and the Target Trust, or at such other time or place as the parties hereto may agree.
3.2    EFFECT OF SUSPENSION IN TRADING. In the event that on the day on which the Valuation Time occurs (a) the New York Stock Exchange or another primary trading market for portfolio securities of the Acquiring Fund or the Target Fund shall be closed to trading or trading thereon shall be restricted; or (b) trading or the reporting of trading on said exchange or elsewhere shall be disrupted so that an accurate determination of the value of the net assets of the Acquiring Fund or the Target Fund is impracticable, the Closing Date shall be postponed until the first business day after the day when trading shall have been fully resumed and reporting shall have been restored, or until such other date as the parties hereto may agree.
3.3    DELIVERY OF ASSETS. Delivery of the Target Fund’s assets will be made as of the Closing to Brown Brothers Harriman & Co., the Acquiring Fund’s custodian (the “Custodian”), for the account of the Acquiring Fund, in accordance with the customary practices of the Custodian, with all securities not in bearer or book-entry form duly endorsed, or accompanied by duly executed separate assignments or stock powers, in proper form for transfer, with signatures guaranteed, and with all necessary stock transfer stamps, sufficient to transfer good and marketable title thereto (including all accrued interest and dividends and rights pertaining thereto) to the Custodian for the account of the Acquiring Fund free and clear of all liens, encumbrances, rights, restrictions and claims. All cash delivered will be in the form of immediately available funds payable to the order of the Custodian for the account of the Acquiring Fund. If the Target Trust, on behalf of the Target Fund, is unable to make delivery to the Custodian pursuant to this

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paragraph 3.3 of any assets for the reason that any of such assets have not yet been delivered to the Target Fund by the Target Fund’s broker, dealer or other counterparty, then, in lieu of such delivery, the Target Trust, on behalf of the Target Fund, will deliver with respect to said assets executed copies of an agreement of assignment and due bills executed on behalf of said broker, dealer or other counterparty, together with such other documents as may be required by the Target Trust, on behalf of the Acquiring Fund, or the Custodian, including broker confirmation slips.
3.4    TRANSFER AGENT CERTIFICATES. The Target Fund shall cause its transfer agent to deliver as of the Closing a certificate of an authorized officer stating that its records contain the names and addresses of the Target Fund Shareholders and the number, class and percentage ownership of outstanding shares owned by each such shareholder as of the Closing. The Acquiring Fund shall issue and deliver, or cause its transfer agent, to issue and deliver, to the Secretary of the Target Trust a confirmation evidencing the Acquiring Fund Shares to be credited as of the Closing or provide evidence satisfactory to the Target Fund that such Acquiring Fund Shares have been credited to the Target Fund’s account on the books of the Acquiring Fund. At the Closing, each Fund shall deliver to the other such bills of sale, checks, assignments, share certificates, if any, receipts and other documents as such other Fund or its counsel may reasonably request.
3.5    CUSTODIAN CERTIFICATES. The Target Fund shall cause the custodian for the Target Fund to deliver to the Acquiring Fund as of the Closing a certificate of an authorized officer stating that: (a) the Target Fund’s portfolio securities, cash, and any other assets have been delivered in proper form to the Acquiring Fund on the Closing Date; and (b) all necessary taxes have been paid, or provision for payment shall have been made, in conjunction with the delivery of portfolio securities by the Target Fund. The Acquiring Fund shall cause the Custodian for the Acquiring Fund to deliver to the Target Fund as of the Closing a certificate of an authorized officer acknowledging that the Acquiring Fund has received the Target Fund’s portfolio securities, cash and any other assets on the Closing Date.
ARTICLE IV

REPRESENTATIONS AND WARRANTIES
4.1    REPRESENTATIONS OF THE TARGET FUND. The Target Trust, on behalf of the Target Fund, represents and warrants to the Acquiring Fund as follows:
(a)    The Target Fund is a separate investment series of the Target Trust, a statutory trust duly organized, validly existing, and in good standing under the laws of Delaware.
(b)    The Target Fund is a separate investment series of the Target Trust, which is registered as an investment company classified as a management company of the open‑end type, and its registration with the Securities and Exchange Commission (the “Commission”) as an investment company under the 1940 Act is in full force and effect.
(c)    The current prospectus and statement of additional information of the Target Fund conform in all material respects to the applicable requirements of the Securities Act of 1933, as amended (the “1933 Act”), and the 1940 Act and the rules and regulations of the Commission and do not include any untrue statement of a material fact or omit to state any material fact required to be stated or necessary to make the statements, in light of the circumstances under which they were made, not misleading.
(d)    The Target Fund is not, and the execution, delivery, and performance of this Agreement will not result, in violation of any provision of the Target Trust’s Amended and Restated Agreement and Declaration of Trust, as amended, the Target Trust’s Amended and Restated By‑Laws, or any material agreement, indenture, instrument, contract, lease, or other undertaking to which the Target Fund is a party or by which it is bound.
(e)    The Target Fund has no material contracts or other commitments (other than this Agreement) that will be terminated with liability to it on or prior to the Closing, except for liabilities, if any, to be discharged as provided in paragraph 1.3.

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(f)    Except as otherwise disclosed in writing to and accepted by the Acquiring Fund, no litigation, administrative proceeding, or investigation of or before any court or governmental body is presently pending or to its knowledge threatened against the Target Fund or any of its properties or assets, which, if adversely determined, would materially and adversely affect its financial condition, the conduct of its business, or the ability of the Target Fund to carry out the Reorganization. The Target Fund knows of no facts that might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree, or judgment of any court or governmental body that materially and adversely affects its business or its ability to consummate the Reorganization or the transactions contemplated herein.
(g)    The audited financial statements of the Target Fund dated September 30, 2019 are in accordance with generally accepted accounting principles consistently applied, and such statements (copies of which have been furnished to the Acquiring Fund) fairly reflect the financial condition of the Target Fund as of such date, and there are no known contingent liabilities of the Target Fund as of such date not disclosed therein.
(h)    Since the date of the financial statements referred to in subparagraph (g) above, there has not been any material adverse change in the Target Fund’s financial condition, assets, liabilities, or business other than changes occurring in the ordinary course of business, or any incurrence by the Target Fund of indebtedness maturing more than one year from the date such indebtedness was incurred, except as otherwise disclosed to and accepted by the Acquiring Fund. For the purposes of this subparagraph (h), a decline in the net asset value of the Target Fund shall not constitute a material adverse change.
(i)    All federal, state, local and other tax returns and reports of the Target Fund required by law to be filed by it (taking into account permitted extensions for filing) have been timely filed and are complete and correct in all material respects. All federal, state, local and other taxes of the Target Fund required to be paid (whether or not shown as due on any such return or report) have been paid, or provision shall have been made for the payment thereof and any such unpaid taxes as of the date of the financial statements referred to in subparagraph (g) above are properly reflected on such financial statements. To the Target Fund’s knowledge, no tax authority is currently auditing or preparing to audit the Target Fund, and no assessment or deficiency for taxes, interest, additions to tax or penalties has been asserted against the Target Fund.
(j)    For each taxable year of its operations (including the taxable year ending on the Closing Date), the Target Fund has been or will be treated as a separate corporation for federal income tax purposes pursuant to Section 851(g) of the Code, has met or will meet the requirements of Subchapter M of the Code for qualification as a regulated investment company and has elected to be treated as such, has been and will be eligible to compute and has computed and will compute its federal income tax under Section 852 of the Code, and will have distributed on or prior to the Closing Date all its investment company taxable income (determined without regard to the deduction for dividends paid), the excess of its interest income excludable from gross income under Section 103(a) of the Code over its deductions disallowed under Sections 265 and 171(a)(2) of the Code, and its net capital gain (after reduction for any available capital loss carryover as of the Closing Date and excluding any net capital gain on which the Target Fund paid tax under Section 852(b)(3)(A) of the Code) (as such terms are defined in the Code), in each case that has accrued or will accrue on or prior to the Closing Date.
(k)    The Target Fund is not under the jurisdiction of a court in a “Title 11 or similar case” within the meaning of Section 368(a)(3)(A) of the Code.
(l)    All issued and outstanding shares of the Target Fund are, and at the Closing will be, duly and validly issued and outstanding, fully paid and non‑assessable by the Target Fund. All of the issued and outstanding shares of the Target Fund will, at the time of the Closing, be held by the persons and in the amounts set forth in the records of the transfer agent as provided in paragraph 3.4. The Target Fund does not have outstanding any options, warrants, or other rights to subscribe for or purchase any Target Fund shares, nor is there outstanding any security convertible into any Target Fund shares.
(m)    At the Closing, the Target Fund will have good and marketable title to the Target Fund’s assets to be transferred to the Acquiring Fund pursuant to paragraph 1.2 and full right, power, and authority to sell,

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assign, transfer, and deliver such assets hereunder, and, upon delivery and payment for such assets, the Acquiring Fund will acquire good and marketable title, subject to no restrictions on the full transfer, including such restrictions as might arise under the 1933 Act, other than as disclosed to the Acquiring Fund and accepted by the Acquiring Fund.
(n)    The execution, delivery, and performance of this Agreement have been duly authorized by the Target Trust’s Board of Trustees on behalf of the Target Fund, and upon execution shall constitute all necessary action on the part of the Target Trust’s Board of Trustees and shall constitute a valid and legally binding obligation of the Target Trust on behalf of the Target Fund, enforceable in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, reorganization, moratorium, and other laws relating to or affecting creditors’ rights and to general equity principles.
(o)    The information furnished by the Target Fund for use in no‑action letters, applications for orders, registration statements, proxy materials, and other documents that may be necessary in connection with the Reorganization is accurate and complete in all material respects and complies in all material respects with applicable federal securities and other laws and regulations.
(p)    The Target Fund has provided the Acquiring Fund with information reasonably necessary for the preparation of the Prospectus/Information Statement, all of which was included in a Registration Statement on Form N‑14 of the Acquiring Fund (the “Registration Statement”), in compliance with the 1933 Act, the Securities Exchange Act of 1934, as amended (the “1934 Act”) and the 1940 Act in connection with the Reorganization. The Prospectus/Information Statement included in the Registration Statement (only insofar as it relates to the Target Fund) does not contain any untrue statement of a material fact or omit to state a material fact required to be stated or necessary to make the statements, in light of the circumstances under which such statements were made, not misleading.
4.2    REPRESENTATIONS OF THE ACQUIRING FUND. The Acquiring Trust, on behalf of the Acquiring Fund, represents and warrants to the Target Fund as follows:
(a)    The Acquiring Fund is a separate investment series of the Acquiring Trust, a statutory trust duly organized, validly existing, and in good standing under the laws of Massachusetts.
(b)    The Acquiring Fund is a separate investment series of the Acquiring Trust, which is registered as an investment company classified as a management company of the open‑end type, and its registration with the Commission as an investment company under the 1940 Act is in full force and effect.
(c)    The current prospectus and statement of additional information, as of the date of the Prospectus/Information Statement, of the Acquiring Fund conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission and do not include any untrue statement of a material fact or omit to state any material fact required to be stated or necessary to make the statements, in light of the circumstances under which they were made, not misleading.
(d)    The Acquiring Fund is not, and the execution, delivery and performance of this Agreement will not result, in violation of the Acquiring Trust’s Amended and Restated Agreement and Declaration of Trust, as amended, the Acquiring Trust’s Amended and Restated By‑Laws, or any material agreement, indenture, instrument, contract, lease, or other undertaking to which the Acquiring Fund is a party or by which it is bound.
(e)    Except as otherwise disclosed in writing to the Target Fund and accepted by the Target Fund, no litigation, administrative proceeding or investigation of or before any court or governmental body is presently pending or to its knowledge threatened against the Acquiring Fund or any of its properties or assets, which, if adversely determined, would materially and adversely affect its financial condition and the conduct of its business or the ability of the Acquiring Fund to carry out the Reorganization. The Acquiring Fund knows of no facts that might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree, or judgment of any court or governmental body that materially and adversely affects its business or its ability to consummate the Reorganization or the transactions contemplated herein.

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(f)    The audited financial statements of the Acquiring Fund dated December 31, 2019 are in accordance with generally accepted accounting principles consistently applied, and such statements (copies of which have been furnished to the Target Fund) fairly reflect the financial condition of the Acquiring Fund as of such date, and there are no known contingent liabilities of the Acquiring Fund as of such date not disclosed therein.
(g)    Since the date of the financial statements referred to in subparagraph (f) above, there has not been any material adverse change in the Acquiring Fund’s financial condition, assets, liabilities, or business other than changes occurring in the ordinary course of business, or any incurrence by the Acquiring Fund of indebtedness maturing more than one year from the date such indebtedness was incurred, except as otherwise disclosed to and accepted by the Target Fund. For the purposes of this subparagraph (g), a decline in the net asset value of the Acquiring Fund shall not constitute a material adverse change.
(h)    All federal, state, local and other tax returns and reports of the Acquiring Fund required by law to be filed by it (taking into account permitted extensions for filing) have been timely filed and are complete and correct in all material respects. All federal, state, local and other taxes of the Acquiring Fund required to be paid (whether or not shown as due on any such return or report) have been paid, or provision shall have been made for the payment thereof, and any such unpaid taxes as of the date of the financial statements referred to in subparagraph (f) above are properly reflected on such financial statements. To the Acquiring Fund’s knowledge, no tax authority is currently auditing or preparing to audit the Acquiring Fund, and no assessment or deficiency for taxes, interest, additions to tax or penalties has been asserted against the Acquiring Fund.
(i)    For each taxable year of its operation, the Acquiring Fund has been treated as a separate corporation for federal income tax purposes pursuant to Section 851(g) of the Code, has met the requirements of Subchapter M of the Code for qualification as a regulated investment company and has elected to be treated as such, and has been eligible to compute and has computed its federal income tax under Section 852 of the Code. In addition, the Acquiring Fund will satisfy each of the foregoing with respect to its taxable year that includes the Closing Date.
(j)    All issued and outstanding Acquiring Fund shares are, and at the Closing will be, duly and validly issued and outstanding, fully paid and non‑assessable by the Acquiring Fund. The Acquiring Fund does not have outstanding any options, warrants, or other rights to subscribe for or purchase any Acquiring Fund shares, nor is there outstanding any security convertible into any Acquiring Fund shares.
(k)    The execution, delivery, and performance of this Agreement have been duly authorized by the Acquiring Trust’s Board of Trustees on behalf of the Acquiring Fund, and upon execution shall constitute all necessary action on the part of the Acquiring Trust’s Board of Trustees and shall constitute a valid and legally binding obligation of the Acquiring Trust on behalf of the Acquiring Fund, enforceable in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, reorganization, moratorium, and other laws relating to or affecting creditors’ rights and to general equity principles.
(l)    The Acquiring Fund Shares to be issued and delivered to the Target Fund, for the account of the Target Fund Shareholders, pursuant to the terms of this Agreement will, at the Closing, have been duly authorized and, when so issued and delivered, will be duly and validly issued Acquiring Fund Shares, and will be fully paid and non‑assessable by the Acquiring Fund.
(m)    The information furnished by the Acquiring Fund for use in no‑action letters, applications for orders, registration statements, proxy materials, and other documents that may be necessary in connection with the Reorganization is accurate and complete in all material respects and complies in all material respects with applicable federal securities and other laws and regulations.
(n)    The Prospectus/Information Statement included in the Registration Statement (only as it relates to the Acquiring Fund) does not contain any untrue statement of a material fact or omit to state a material fact required to be stated or necessary to make the statements, in light of the circumstances under which such statements were made, not misleading.

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(o)    The Acquiring Fund agrees to use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act, and such of the state Blue Sky or securities laws as it may deem appropriate in order to continue its operations after the Closing Date.
(p)    The Acquiring Fund is not under the jurisdiction of a court in a “Title 11 or similar case” within the meaning of Section 368(a)(3)(A) of the Code.

ARTICLE V

COVENANTS OF THE ACQUIRING FUND AND THE TARGET FUND
5.1    OPERATION IN ORDINARY COURSE. The Acquiring Fund and the Target Fund each will operate its business in the ordinary course between the date of this Agreement and the Closing, it being understood that such ordinary course of business will include purchases and redemptions of shares, customary dividends and distributions, and any other distributions necessary or desirable to avoid federal income or excise taxes.
5.2    INVESTMENT REPRESENTATION. The Target Fund covenants that the Acquiring Fund Shares to be issued are not being acquired for the purpose of making any distribution other than in accordance with the terms of this Agreement.
5.3    ADDITIONAL INFORMATION. The Target Fund will assist the Acquiring Fund in obtaining such information as the Acquiring Fund reasonably requests concerning the beneficial ownership of the Target Fund shares.
5.4    FURTHER ACTION. Subject to the provisions of this Agreement, the Acquiring Fund and the Target Fund will each take, or cause to be taken, all action, and do or cause to be done, all things reasonably necessary, proper or advisable to consummate and make effective the Reorganization, including any actions required to be taken after the Closing.
5.5    TAX STATUS OF REORGANIZATION. It is the intention of the parties hereto that the transaction contemplated by this Agreement with respect to the Target Fund and the Acquiring Fund will qualify as a reorganization within the meaning of Section 368(a) of the Code. Except as otherwise expressly provided in this Agreement, none of the Trust, the Target Fund, or the Acquiring Fund shall take any action or cause any action to be taken (including without limitation the filing of any tax return) that is inconsistent with such treatment or results in the failure of the transaction to qualify as a reorganization within the meaning of Section 368(a) of the Code. At or prior to the Closing, the parties to this Agreement will take such reasonable action, or cause such action to be taken, as is reasonably necessary to enable K&L Gates LLP to render the tax opinion contemplated in this Agreement.

ARTICLE VI
CONDITIONS PRECEDENT TO OBLIGATIONS OF THE TARGET FUND
The obligations of the Target Fund to consummate the Reorganization shall be subject, at its election, to the performance by the Acquiring Fund of all the obligations to be performed by it at or before the Closing, and, in addition, the following further condition:
6.1    All representations and warranties of the Acquiring Fund contained in this Agreement shall be true and correct as of the date of this Agreement and as of the Closing with the same force and effect as if made at and as of the Closing. The Acquiring Fund shall have delivered to the Target Fund at the Closing a certificate executed in its name by the Acquiring Trust’s President or Vice President, in form and substance reasonably satisfactory to the Target Fund and dated as of the Closing Date, to such effect and as to such other matters as the Target Fund shall reasonably request.

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ARTICLE VII

CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING FUND
The obligations of the Acquiring Fund to complete the Reorganization shall be subject, at its election, to the performance by the Target Fund of all the obligations to be performed by it at or before the Closing and, in addition, the following conditions:
7.1    All representations and warranties of the Target Fund contained in this Agreement shall be true and correct as of the date of this Agreement and as of the Closing with the same force and effect as if made at and as of the Closing. The Target Fund shall have delivered to the Acquiring Fund at the Closing a certificate executed in its name by the Trust’s President or Vice President, in form and substance satisfactory to the Acquiring Fund and dated as of the Closing Date, to such effect and as to such other matters as the Acquiring Fund shall reasonably request.
7.2    The Target Fund shall have delivered to the Acquiring Fund a statement of the Target Fund’s assets and liabilities, together with a list of the Target Fund’s portfolio securities showing the tax basis of such securities by lot and the holding periods of such securities, as of the Closing, certified by the Treasurer or Assistant Treasurer of the Trust.
ARTICLE VIII

FURTHER CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING
FUND AND THE TARGET FUND
If any of the conditions set forth below have not been satisfied at or before the Closing with respect to the Target Fund or the Acquiring Fund, the other Fund shall, at its option, not be required to consummate the Reorganization:
8.1    On the Closing Date, the Commission shall not have issued an unfavorable report under Section 25(b) of the 1940 Act, or instituted any proceeding seeking to enjoin the consummation of the transactions contemplated by this Agreement under Section 25(c) of the 1940 Act and no action, suit, or other proceeding shall be threatened or pending before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Agreement or the Reorganization.
8.2    All required consents of other parties and all other consents, orders, and permits of federal, state, and local regulatory authorities (including those of the Commission and of state Blue Sky securities authorities, including any necessary “no‑action” positions of and exemptive orders from such federal and state authorities) to permit consummation of the Reorganization shall have been obtained, except where failure to obtain any such consent, order, or permit would not involve a risk of a material adverse effect on the assets or properties of the Acquiring Fund or the Target Fund, provided that either party may for itself waive any of such conditions.
8.3    The Registration Statement shall have become effective under the 1933 Act, no stop orders suspending the effectiveness of the Registration Statement shall have been issued and, to the best knowledge of the parties, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened, or contemplated under the 1933 Act.
8.4    Prior to the Valuation Time, the Target Trust, with respect to the Target Fund, shall have declared and paid a dividend or dividends which, together with all previous such dividends, shall have the effect of distributing to the Target Fund’s shareholders at least all of the Target Fund’s investment company taxable income (within the meaning of Section 852(b)(2) of the Code) for all taxable years or periods ending on or before the Closing Date (computed without regard to any deduction for dividends paid), the excess of the Target Fund’s interest income excludable from gross income under Section 103(a) of the Code over its disallowed deductions under Sections 265 and 171(a)(2) of the Code for all taxable years or periods ending on or before the Closing Date, and all of the Target Fund’s net capital gain (as defined in Section 1222(11) of the Code) realized in all taxable years or periods ending on or before the Closing

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Date (after reduction for any available capital loss carryforward and excluding any net capital gain on which the Target Fund paid tax under Section 852(b)(3)(A) of the Code).
8.5    Each of the Acquiring Fund and the Target Fund shall have received an opinion of K&L Gates LLP substantially to the effect that, for federal income tax purposes:
(a)    The transfer by the Target Fund of all its assets to the Acquiring Fund solely in exchange for Acquiring Fund Shares and the assumption by the Acquiring Fund of all the liabilities of the Target Fund, immediately followed by the pro rata, by class, distribution of all the Acquiring Fund Shares so received by the Target Fund to the Target Fund’s shareholders of record in complete liquidation of the Target Fund and the termination of the Target Fund as soon as practicable thereafter, will constitute a “reorganization” within the meaning of Section 368(a)(1) of the Code, and the Acquiring Fund and the Target Fund will each be “a party to a reorganization,” within the meaning of Section 368(b) of the Code, with respect to the Reorganization.
(b)    No gain or loss will be recognized by the Acquiring Fund upon the receipt of all the assets of the Target Fund solely in exchange for Acquiring Fund Shares and the assumption by the Acquiring Fund of all the liabilities of the Target Fund.
(c)    No gain or loss will be recognized by the Target Fund upon the transfer of all its assets to the Acquiring Fund solely in exchange for Acquiring Fund Shares and the assumption by the Acquiring Fund of all the liabilities of the Target Fund or upon the distribution (whether actual or constructive) of the Acquiring Fund Shares so received to the Target Fund’s shareholders solely in exchange for such shareholders’ shares of the Target Fund in complete liquidation of the Target Fund.
(d)    No gain or loss will be recognized by the Target Fund’s shareholders upon the exchange, pursuant to this Agreement, of all their shares of the Target Fund solely for Acquiring Fund Shares.
(e)    The aggregate basis of the Acquiring Fund Shares received by each Target Fund shareholder pursuant to this Agreement will be the same as the aggregate basis of the Target Fund shares exchanged therefor by such shareholder.
(f)    The holding period of the Acquiring Fund Shares received by each Target Fund shareholder in the Reorganization will include that the period during which the shares of the Target Fund exchanged therefor were held by such shareholder, provided such Target Fund shares were held as capital assets at the effective time of the Reorganization.
(g)    The basis of the assets of the Target Fund received by the Acquiring Fund will be the same as the basis of such assets in the hands of the Target Fund immediately before the Effective Time of the Reorganization.
(h)    The holding period of the assets of the Target Fund received by the Acquiring Fund will include the period during which such assets were held by the Target Fund.
No opinion will be expressed as to (1) the effect of the Reorganization on the Acquiring Fund, the Target Fund, or any Target Fund shareholder with respect to any asset (including without limitation any stock held in a passive foreign investment company as defined in Section 1297(a) of the Code) as to which any unrealized gain or loss is required to be recognized for federal income tax purposes (i) at the end of a taxable year or upon the termination thereof, or (ii) upon the transfer of such asset regardless of whether such transfer would otherwise be a non-taxable transaction under the Code, or (2) any other federal tax issues (except those set forth above) and all state, local or foreign tax issues of any kind.
Such opinion shall be based on customary assumptions, limitations, and such representations as K&L Gates LLP may reasonably request. The Target Fund and Acquiring Fund will cooperate to make and certify the accuracy of such representations. Such opinion may contain such assumptions and limitations as shall be in the opinion of

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such counsel appropriate to render the opinions expressed. Notwithstanding anything herein to the contrary, neither the Acquiring Fund nor the Target Fund may waive the conditions set forth in this paragraph 8.5.

ARTICLE IX

EXPENSES
9.1    Except as otherwise provided, all expenses of the Reorganization incurred by the Target Fund and the Acquiring Fund, whether incurred before or after the date of this Agreement, will be borne by Touchstone Advisors, Inc. (the investment advisor to the Funds) or an affiliate thereof whether or not the Reorganization is completed. Such expenses include, without limitation, (a) expenses incurred in connection with the entering into and the carrying out of the provisions of this Agreement; (b) expenses associated with the preparation and filing of the Registration Statement under the 1933 Act covering the Acquiring Fund Shares to be issued pursuant to the provisions of this Agreement; (c) registration or qualification fees and expenses of preparing and filing such forms as are necessary under applicable state securities laws to qualify the Acquiring Fund Shares to be issued in each state in which the Target Fund shareholders are residents as of the date of the mailing of the Prospectus/Information Statement to such shareholders; (d) postage; (e) printing; (f) accounting fees; (g) legal fees; and (h) shareholder solicitation costs.
9.2    Notwithstanding the foregoing, expenses will in any event be paid by the party directly incurring such expenses if and to the extent that the payment by another party of such expenses would result in the disqualification of the Target Fund or the Acquiring Fund, as the case may be, as a regulated investment company within the meaning of Section 851 of the Code.
ARTICLE X

ENTIRE AGREEMENT; SURVIVAL OF WARRANTIES
10.1    The Acquiring Fund and the Target Fund agree that neither party has made any representation, warranty, or covenant not set forth in this Agreement and that this Agreement constitutes the entire agreement between the Funds.
10.2    The representations, warranties, and covenants contained in this Agreement or in any document delivered pursuant to or in connection with this Agreement shall not survive the consummation of the Reorganization, except for such covenants which, by their terms, are required to be performed following the Closing.

ARTICLE XI

TERMINATION

11.1    This Agreement may be terminated by the mutual agreement of the Acquiring Fund and the Target Fund. In addition, the Acquiring Trust, on behalf of the Acquiring Fund, or the Target Trust, on behalf of the Target Fund, may at its option terminate this Agreement at or prior to the Closing because:
(a)    of a breach by any party of any representation, warranty, or agreement contained in this Agreement to be performed at or prior to the Closing, if not cured within thirty (30) days; or
(b)    a condition in this Agreement expressed to be precedent to the obligations of the terminating party has not been met and it reasonably appears that it will not or cannot be met.
11.2    In the event of any such termination, in the absence of willful default, there shall be no liability for damages on the part of the Acquiring Fund, the Acquiring Trust, the Target Fund, the Target Trust, or their Trustees or officers to any other party.

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ARTICLE XII

AMENDMENTS

12.1    This Agreement may be amended, modified, or supplemented in such manner as may be mutually agreed upon in writing by the authorized officers of the Trust.

ARTICLE XIII

HEADINGS; COUNTERPARTS; GOVERNING LAW; ASSIGNMENT;
LIMITATION OF LIABILITY
13.1    The Article and paragraph headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.
13.2    This Agreement may be executed in any number of counterparts, each of which shall be deemed an original.
13.3    This Agreement shall be governed by and construed in accordance with the laws of the Commonwealth of Massachusetts, without giving effect to the conflicts of laws provisions of that state; provided that, in the case of any conflict between those laws and the federal securities laws, the latter shall govern.
13.4    This Agreement shall bind and inure to the benefit of the Funds and their respective successors and assigns, but no assignment, transfer, or any rights or obligations of this Agreement shall be made by any Fund without the written consent of the other Fund. Nothing in this Agreement, expressed or implied, is intended or shall be construed to confer upon or give any person, firm, or corporation, other than the parties and their respective successors and permitted assigns, any rights or remedies under or by reason of this Agreement.
13.5    With respect to the Acquiring Trust, the names used in this Agreement refer respectively to the Acquiring Trust and the Acquiring Fund and, as the case may be, the Trustees, as trustees but not individually or personally, acting under the Acquiring Fund’s Amended and Restated Agreement and Declaration of Trust, which is filed with the Secretary of the Commonwealth of Massachusetts and also on file at the principal office of the Acquiring Trust. The obligations of the Acquiring Trust entered into in the name or on behalf of any of the Trustees, representatives, or agents of the Acquiring Trust, are made not individually, but in such capacities, and are not binding upon any of the Trustees, shareholders, or representatives of the Acquiring Trust personally, but bind only the property of the Acquiring Fund, and all persons dealing with the Acquiring Fund or the Acquiring Fund must look solely to property belonging to the Acquiring Fund for the enforcement of any claims against the Acquiring Fund.
13.6    The Target Trust is a Delaware statutory trust organized in series of which the Target Fund is one such series, and the Target Trust is executing this Agreement with respect to each of the Target Fund. Pursuant to the Target Fund’s Amended and Restated Agreement and Declaration of Trust and Section 3804(a) of the Delaware Statutory Trust Act, there is a limitation on liabilities of each series such that (a) the debts, liabilities, obligations and expenses incurred, contracted for or otherwise existing with respect to the Target Fund are enforceable against the assets of that Fund only, and not against the assets of the Target Trust generally or the assets of any other series thereof and (b) none of the debts, liabilities, obligations and expenses incurred, contracted for or otherwise existing with respect to the Target Trust generally or any other series thereof are enforceable against the assets of the Target Fund.

[SIGNATURE PAGE FOLLOWS]

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IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement, all as of the date first written above.
TOUCHSTONE STRATEGIC TRUST,
on behalf of Touchstone Dynamic Equity Fund

By:
Name:
Title:
TOUCHSTONE FUNDS GROUP TRUST,
on behalf of Touchstone Anti-Benchmark® US Core Equity Fund

By:
Name:
Title:

For purposes of paragraph 9.1 only:
TOUCHSTONE ADVISORS, INC.

By:
Name:
Title:

By:
Name:
Title:

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EXHIBIT A

TARGET FUND SHARE CLASSES	CORRESPONDING ACQUIRING FUND SHARE CLASSES
Class Y	Class Y
Institutional Class	Institutional Class

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EXHIBIT B: FUNDAMENTAL INVESTMENT LIMITATIONS

A fundamental investment limitation may not be changed with respect to a Fund without the affirmative vote of a majority of the outstanding shares of that Fund. The vote of a majority of the outstanding shares of a Fund means the vote of the lesser of (1) 67% or more of the shares of the Fund present at a meeting at which the holders of more than 50% of the outstanding shares are present or represented by proxy, or (2) more than 50% of the outstanding shares of the Fund. Each Fund has substantially similar fundamental investment limitations, except that the Acquiring Fund has a fundamental investment policy that it will not concentrate in investments in a particular industry. The Target Fund has a non-fundamental investment limitation that it will not concentrate in the securities of a particular industry except as necessary to replicate its index. Each Fund is classified as “diversified” under the 1940 Act.

Several of these fundamental investment limitations include the defined term “1940 Act Laws, Interpretations and Exemptions.” This term means the 1940 Act and the rules and regulations promulgated thereunder, as such statutes, rules and regulations are amended from time to time or are interpreted from time to time by the staff of the SEC and any exemptive order or similar relief granted to a Fund.

	Target Fund	Acquiring Fund
Borrowing Money/Senior Securities
The Fund may not engage in borrowing except as permitted by the 1940 Act, any rule, regulation, or order under the 1940 Act or any SEC staff interpretation of the 1940 Act.

The Fund may not issue senior securities except as permitted by the 1940 Act, any rule, regulation, or order under the 1940 Act or any SEC staff interpretation of the 1940 Act.

The Fund may not borrow money or issue senior securities, except as permitted by the 1940 Act Laws, Interpretations and Exemptions.
Underwriting
The Fund may not underwrite securities issued by other persons, except to the extent that, in connection with the sale or disposition of portfolio securities, a Fund may be deemed to be an underwriter under certain federal securities laws or in connection with investments in other investment companies.

The Fund may not underwrite the securities of other issuers. This restriction does not prevent the Fund from engaging in transactions involving the acquisition, disposition or resale of its portfolio securities, regardless of whether the Fund may be considered to be an underwriter under the 1933 Act.

Concentration of Investments	None.
The Fund will not make investments that will result in the concentration (as that term may be defined or interpreted by the 1940 Act, Laws, Interpretations and Exemptions) of its investments in the securities of issuers primarily engaged in the same industry. This restriction does not limit the Fund’s investments in (i) obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities, (ii) tax-exempt obligations issued by governments or political subdivisions of governments or (iii) repurchase agreements collateralized by such obligations.

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Real Estate
The Fund may not purchase or sell real estate except that a Fund may (1) hold and sell real estate acquired as a result of the Fund’s ownership of securities or other instruments (2) purchase or sell securities or other instruments backed by real estate or interests in real estate and (3) purchase or sell securities of entities or investment vehicles, including real estate investment trusts that invest, deal or otherwise engage in transactions in real estate or interests in real estate.

The Fund may not purchase or sell real estate unless acquired as a result of ownership of securities or other instruments. This restriction does not prevent the Fund from investing in issuers that invest, deal or otherwise engage in transactions in real estate or interests therein, or investing in securities that are secured by real estate or interests therein.

Commodities
The Fund may not purchase or sell physical commodities except that a Fund may (1) hold and sell physical commodities acquired as a result of the Fund’s ownership of securities or other instruments, (2) purchase or sell securities or other instruments backed by physical commodities, (3) purchase or sell options, and (4) purchase or sell futures contracts.

The Fund may not purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments. This restriction does not prevent the Fund from engaging in transactions involving futures contracts and options thereon or investing in securities that are secured by physical commodities.

Loans
The Fund may not make loans to other persons except that a Fund may (1) engage in repurchase agreements, (2) lend portfolio securities, (3) purchase debt securities, (4) purchase commercial paper, and (5) enter into any other lending arrangement permitted by the 1940 Act, any rule, regulation, or order under the 1940 Act or any SEC staff interpretation of the 1940 Act.

The Fund may not make personal loans or loans of its assets to persons who control or are under common control with the Fund, except to the extent permitted by the 1940 Act Laws, Interpretations and Exemptions. This restriction does not prevent the Fund from, among other things, purchasing debt obligations, entering repurchase agreements, lending portfolio securities or investing in loans, including assignments and participation interests.

Non-Fundamental Investment Limitations
Each Fund also has adopted non-fundamental investment limitations.  Non-fundamental investment limitations may be amended by the applicable Board without a vote of shareholders upon 60 days' notice to shareholders.
The following non-fundamental investment limitations apply to the Target Fund.

1.	The Fund will not invest in any illiquid investment if, immediately after such acquisition, the Fund would have invested more than 15% of its net assets in illiquid investments that are assets.

In addition, the Target Fund may not:

1.
Concentrate its investments in the securities of companies whose principal business activities are in the same industry or group of industries, except as may be necessary to approximate the composition of its respective Index.

2.	Pledge, mortgage, or hypothecate assets except to secure borrowings (not to exceed 331/3% of a Fund’s assets) permitted by the Fund’s fundamental limitation on borrowing

3.
Purchase securities on margin or effect short sales, except that each Fund may (i) obtain short-term credits as necessary for the clearance of security transactions; (ii) provide initial and variation margin payments in connection with transactions involving futures contracts and options on such contracts; and (iii) make short

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sales “against the box” or in compliance with the SEC’s position regarding the asset segregation requirements imposed by Section 18 of the 1940 Act.

4.
Purchase or hold illiquid securities, i.e., securities that cannot be disposed of for their approximate carrying value in seven days or less (which term includes repurchase agreements and time deposits maturing in more than seven days) if, in the aggregate, more than 15% of its net assets would be invested in illiquid securities.

5.	Invest its assets in securities of any investment company, except as permitted by the 1940 Act.

6.	Make investments in securities when outstanding borrowings exceed 5% of a Fund’s total assets.

The following descriptions of certain provisions of the 1940 Act may assist investors in understanding the above policies and restrictions with respect to the Target Fund.

1.
Diversification. Under the 1940 Act, a diversified investment management company may not, with respect to 75% of its total assets, (i) purchase securities of any issuer (except securities issued or guaranteed by the U.S. government, its agents or instrumentalities, cash item or, in certain circumstances, securities of other investment companies) if, as a result, more than 5% of its total assets would be invested in the securities of such issuer; or (ii) acquire more than 10% of the outstanding voting securities of any one issuer.

2.
Borrowing. The 1940 Act allows a fund to borrow from any bank (including pledging, mortgaging or hypothecating assets) in an amount up to 331/3% of its total assets (not including temporary borrowings not in excess of 5% of its total assets).

3.
Underwriting. Under the 1940 Act, underwriting securities involves a fund purchasing securities directly from an issuer for the purpose of selling (distributing) them or participating in any such activity either directly or indirectly. Under the 1940 Act, a diversified fund may not make any commitment as underwriter, if immediately thereafter the amount of its outstanding underwriting commitments, plus the value of its investments in securities of issuers (other than investment companies) of which it owns more than 10% of the outstanding voting securities, exceeds 25% of the value of its total assets.

4.
Lending. Under the 1940 Act, a fund may only make loans if expressly permitted by its investment policies. The Fund’s current investment policy on lending is as follows: the Fund may not make loans if, as a result, more than 331/3% of its total assets would be lent to other parties, except that the Fund may: (i) purchase or hold debt instruments in accordance with its investment objective and policies; (ii) enter into repurchase agreements that are collateralized fully; and (iii) engage in securities lending as described in its SAI.

5.
Senior Securities. Senior securities may include any obligation or instrument issued by a fund evidencing indebtedness. The 1940 Act generally prohibits funds from issuing senior securities, although it does not treat certain transactions as senior securities, such as certain borrowings, short sales, reverse repurchase agreements, firm commitment agreements and standby commitments, with appropriate earmarking or segregation of assets to cover such obligation.

The following non-fundamental investment limitations apply to the Acquiring Fund:

1.
In complying with the fundamental investment restriction regarding issuer diversification, a Fund will not, with respect to 75% of its total assets, purchase securities of any issuer (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities), if, as a result, (i) more than 5% of the Fund’s total assets would be invested in the securities of that issuer, or (ii) the Fund would hold more than 10% of the outstanding voting securities of that issuer.

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2.
In complying with the fundamental investment restriction regarding borrowing and issuing senior securities, a Fund may borrow money in an amount not exceeding 331/3% of its total assets (including the amount borrowed) less liabilities (other than borrowings).

3.
In complying with the fundamental investment restriction with regard to making loans, a Fund may not make loans if, as a result, more than 331/3% of its total assets would be lent to other parties, except that the Fund may: (i) purchase or hold debt instruments in accordance with its investment objective and policies; (ii) enter into repurchase agreements; and (iii) engage in securities lending as described in this SAI.

4.	The Funds will not invest in any illiquid investment if, immediately after such acquisition, the Fund would have invested more than 15% of its net assets in illiquid investments that are assets.

A Fund will determine compliance with the fundamental and non-fundamental investment restriction percentages above (with the exception of the restriction relating to borrowing) and other investment restrictions in its SAI immediately after and as a result of its acquisition of such security or other asset. Accordingly, a Fund will not consider changes in values, net assets, or other circumstances when determining whether the investment complies with its investment restrictions.

B-4

EXHIBIT C: CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

As of June 30, 2020, the total number of shares of each of the Target Fund and the Acquiring Fund was as follows:

Fund	Number of Shares
Touchstone Dynamic Equity Fund (to be known as Touchstone Anti-Benchmark® US Core Equity Fund)
Class A	471,578.771
Class C	222,780.028
Class Y	1,516,905.034
Institutional Class	9,203.785
Total	2,220,467.618

Touchstone Anti-Benchmark® US Core Equity Fund
Class Y	13,334.581
Institutional Class	2,557,152.455
Total	2,570,487.036

As of June 30, 2020, the following persons owned of record or beneficially 5% or more of the outstanding classes of the Target Fund and the Acquiring Fund. A shareholder who owns beneficially 25% or more of the outstanding securities of a Fund is presumed to “control” the Fund as defined in the 1940 Act. Such control may affect the voting rights of other shareholders.

Fund	Name and Address	Class of Shares	Number of Shares	Percentage of Ownership of Class of Fund before the Reorganization	Percentage of Ownership of Class of Combined Fund after the Reorganization

Touchstone Dynamic Equity Fund (to be known as Touchstone Anti-Benchmark® US Core Equity Fund)	MLPF & S THE SOLE BENEFIT OF FOR IT'S CUSTOMERS ATTN FUND ADMISTRATION 4800 DEER LAKE DR EAST-2ND FLR JACKSONVILLE FL 32246	Class A	123,058.564	26.1%	26.1%
	WELLS FARGO CLEARING SERVICES 2801 MARKET STREET SAINT LOUIS, MO 63103	Class A	55,495.456	11.77%	11.77%
	MORGAN STANLEY SMITH BARNEY LLC FOR THE EXCLUSIVE BENEFIT OF ITS CUSTOMERS 1 NEW YORK PLAZA FL 12 NEW YORK NY 10004-1901	Class A	48,631.343	10.31%	10.31%

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Fund	Name and Address	Class of Shares	Number of Shares	Percentage of Ownership of Class of Fund before the Reorganization	Percentage of Ownership of Class of Combined Fund after the Reorganization
	PERSHING LLC 1 PERSHING PLAZA JERSEY CITY NJ 07399	Class A	42,999.863	9.12%	9.12%
	LPL FINANCIAL 4707 EXECUTIVE DRIVE SAN DIEGO CA 92121-3091	Class C	106,053.515	47.6%	47.6%
	MORGAN STANLEY SMITH BARNEY LLC FOR THE EXCLUSIVE BENEFIT OF ITS CUSTOMERS 1 NEW YORK PLAZA FL 12 NEW YORK NY 10004-1901	Class C	46,600.42	20.92%	20.92%
	MLPF & S THE SOLE BENEFIT OF FOR IT'S CUSTOMERS ATTN FUND ADMISTRATION 4800 DEER LAKE DR EAST-2ND FLR JACKSONVILLE FL 32246	Class C	19,368.621	8.69%	8.69%
	WELLS FARGO CLEARING SERVICES 2801 MARKET STREET SAINT LOUIS, MO 63103	Class C	13,021.038	5.84%	5.84%
	UBS WM USA FBO SPEC CDY A/C EXL BEN CUSTOMERS OF UBSFSI 1000 HARBOR BLVD WEEHAWKEN, NJ 07086	Class Y	212,253.896	13.99%	13.88%
	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FOR BENEFIT OF CUSTOMERS ATTN MUTUAL FUNDS 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4151	Class Y	169,176.309	11.15%	11.06%
	MORGAN STANLEY SMITH BARNEY LLC FOR THE EXCLUSIVE BENEFIT OF ITS CUSTOMERS 1 NEW YORK PLAZA FL 12 NEW YORK NY 10004-1901	Class Y	135,669.615	8.94%	8.87%
	LPL FINANCIAL 4707 EXECUTIVE DRIVE SAN DIEGO CA 92121-3091	Class Y	90,720.865	5.98%	5.93%
	PERSHING LLC 1 PERSHING PLAZA JERSEY CITY NJ 07399	Institutional Class	6,732.57	73.15%	0.29%

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Fund	Name and Address	Class of Shares	Number of Shares	Percentage of Ownership of Class of Fund before the Reorganization	Percentage of Ownership of Class of Combined Fund after the Reorganization
	TD AMERITRADE INC FOR THE EXCLUSIVE BENEFIT OF OUR CLIENTS PO BOX 2226 OMAHA NE 68103-2226	Institutional Class	2,469.502	26.83%	0.11%
Touchstone Anti-Benchmark® US Core Equity Fund	PERSHING LLC 1 PERSHING PLAZA JERSEY CITY NJ 07399	Class Y	8,307.151	62.3%	3.27%
	CHARLES SCHWAB & CO INC 101 MONTGOMERY ST SAN FRANCISCO CA 94104	Class Y	4,771.883	35.79%	0.28%
	WESTERN SOUTHERN FINANCIAL GROUP* 400 BROADWAY CINCINNATI OH 45202	Institutional Class	2,059,137.680	80.52%	80.2%
	WESTERN & SOUTHERN LIFE AND INSURANCE COMPANY* 400 BROADWAY MS 80 CINCINNATI OH 45202	Institutional Class	497,759.084	19.47%	19.39%
*This entity is an affiliate of both Touchstone Advisors, Inc. and Touchstone Securities, Inc., the Funds' investment advisor and distributor, respectively.

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EXHIBIT D: SUB-ADVISORY AGREEMENT

Touchstone Anti-Benchmark® US Core Equity Fund
A series of
Touchstone Strategic Trust
This Sub-Advisory Agreement (the “Agreement”) is made as of October 3, 2020, between Touchstone Advisors, Inc. (the “Advisor”), and TOBAM S.A.S. (the “Sub-Advisor”).
WHEREAS, Touchstone Strategic Trust (the “Trust”) is a Massachusetts business trust organized pursuant to an Agreement and Declaration of Trust dated May 19, 1993, as amended, and registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”); and
WHEREAS, the Advisor is an investment advisor registered under the U.S. Investment Advisers Act of 1940, as amended (the “Advisers Act”) and has been retained by the Trust to provide investment advisory services with respect to certain assets of the Touchstone Anti-Benchmark US Core Equity Fund (the “Fund”); and
WHEREAS, the Sub-Advisor also is an investment advisor registered under the Advisers Act; and
WHEREAS, the Advisor desires to retain the Sub-Advisor to furnish it with portfolio management services in connection with the Advisor’s investment advisory activities on behalf of the Fund, and the Sub-Advisor has agreed to furnish such services to the Advisor and the Fund;
NOW THEREFORE, in consideration of the terms and conditions set forth below, it is agreed as follows:
1.    Appointment of the Sub-Advisor. In accordance with and subject to the Investment Advisory Agreement between the Trust and the Advisor, attached as Exhibit A (the “Advisory Agreement”), the Advisor appoints the Sub-Advisor to manage the investment and reinvestment of that portion of the assets of the Fund allocated to it by the Advisor (the “Fund Assets”), in conformity with the Fund’s currently effective registration statement, including its prospectus and statement of additional information, as amended (collectively, the “Disclosure Documents”), and subject to the control and direction of the Advisor and the Trust’s Board of Trustees (the “Board”), for the period and on the terms set forth in this Agreement. The Sub-Advisor accepts such appointment and agrees during such period to render the services and to perform the duties called for by this Agreement for the compensation provided in Section 3 of this Agreement. The Sub-Advisor shall at all times maintain its registration as an investment advisor under the Advisers Act and shall otherwise comply in all material respects with all applicable laws and regulations, both state and federal. For purposes of this Agreement, the Sub-Advisor shall be deemed an independent contractor and shall, except as expressly provided or authorized by written Agreement with the Advisor, Fund, or Trust, have no authority to act for or represent the Trust in any way or otherwise be deemed an agent of the Trust or the Fund.
2.    Duties of the Sub-Advisor. The Sub-Advisor will provide the following services and undertake the following duties:
a.    The Sub-Advisor will manage the investment and reinvestment of the Fund Assets, subject to and in accordance with the investment objectives, policies, and restrictions of the Fund, and in conformity with the Fund’s currently effective Disclosure Documents, and, to the extent they do not contradict the Fund’s currently effective Disclosure Documents, any written directions which the Advisor or the Trust’s Board may give pursuant to this Agreement. In furtherance of the foregoing, the Sub-Advisor will make all determinations with respect to the investment of the Fund Assets and the purchase and sale of portfolio securities and shall take such steps as may be necessary or advisable to implement the same. The Sub-Advisor also will determine the manner in which voting rights, rights to consent to corporate action, and any other rights pertaining to the portfolio securities will be exercised.
b.    As reasonably requested, the Sub-Advisor will render regular reports to the Trust’s Board and to the Advisor (or such other service providers as the Advisor shall engage to assist it in the evaluation of

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the performance and activities of the Sub-Advisor). Such reports shall be made in such form and manner and with respect to such matters regarding the Fund and the Sub-Advisor as the Trust or the Advisor shall reasonably request; provided, however, that in the absence of extraordinary circumstances, the individual primarily responsible for management of Fund Assets for the Sub-Advisor will not be required to attend in-person more than one meeting per year with the Trust’s Board.
c.    The Sub-Advisor may utilize the services of a third-party service provider to research and vote proxies on its behalf and on behalf of the Fund.
d.    The Sub-Advisor shall not have custody of any of the Fund Assets and is not authorized to provide the Fund with legal or tax advice or to engage the Fund in any legal proceedings, including responding to class action claims; provided, however, that the Sub-Advisor shall promptly forward any notices it receives relating to class action claims to the Fund’s custodian or other duly designated Fund agent. The Sub-Advisor shall assist the custodian or other duly designated Fund agent in evaluating such securities class action claims, as reasonably requested in writing (provided that in so doing the Sub-Advisor shall not incur any extraordinary costs), but the Sub-Advisor will not be responsible for filing such claims. The Advisor acknowledges that the Fund’s custodian or other duly designated Fund agent will be responsible for evaluating and making all decisions regarding class action claims involving securities presently or formerly held by the Fund.
e.    The Sub-Advisor may, to the extent permitted by applicable law and regulations, aggregate purchase and sale orders of securities placed with respect to the Fund Assets with similar orders being made simultaneously for other accounts managed by the Sub-Advisor or its affiliates, if, in the Sub-Advisor’s reasonable judgment, such aggregation shall result in an overall economic benefit to the Fund. In forming this judgment the Sub-Advisor shall consider the selling or purchase price, brokerage commissions, and other expenses. In the event that a purchase or sale of the Fund Assets occurs as part of any aggregate sale or purchase order, the objective of the Sub-Advisor and any of its affiliates involved in such transaction shall be to allocate the securities so purchased or sold, as well as expenses incurred in the transaction, among the Fund and other accounts in a fair and equitable manner.
f.    Whenever the Fund and one or more other investment advisory clients of the Sub-Advisor have available funds for investment, investments suitable and appropriate for each will be allocated in a manner believed by the Sub-Advisor to be fair and equitable to each. Moreover, it is possible that due to differing investment objectives or for other reasons, the Sub-Advisor and its affiliates may purchase securities of an issuer for one client and at approximately the same time recommend selling or sell the same or similar types of securities for another client, including the Fund.
g.    The Sub-Advisor will not arrange purchases or sales of securities between the Fund and other accounts advised by the Sub-Advisor or its affiliates unless (a) such purchases or sales are in accordance with applicable law and regulation (including Rule 17a-7 under the 1940 Act) and the Fund’s policies and procedures, (b) the Sub-Advisor determines the purchase or sale is in the best interests of the Fund, and (c) the Fund’s Board has approved these types of transactions.
h.    The Sub-Advisor shall promptly notify the Advisor if the Sub-Advisor reasonably believes that the value of any security held by the Fund and reflected on the books and records of the Fund may not reflect fair value. The Sub-Advisor agrees to provide any pricing information of which the Sub-Advisor is aware to the Advisor and any Fund pricing agent to assist in the determination of the fair value of any Fund holdings for which market quotations are not readily available or as otherwise required in accordance with the 1940 Act or the Fund’s adopted valuation procedures, which may be amended by the Board. Notwithstanding the foregoing, the parties recognize that the Sub-Advisor is not an official pricing source and has no responsibility for calculating the Fund’s net asset value.
i.    Regulatory Compliance.

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(i)    The Sub-Advisor will comply in all material respects with federal and state securities laws, including the 1940 Act, the Advisers Act, the Securities Act of 1933 (the “1933 Act”), the Securities Exchange Act of 1934 (the “1934 Act”), the Commodity Exchange Act of 1936, each as amended, and the rules and regulations adopted by the Securities and Exchange Commission, the Commodities Futures Trading Commission, or state securities regulator that are applicable to a registered investment advisor providing services to registered open-end investment companies including, without limitation, Rule 206(4)-7 under the Advisers Act.
(ii)    The Sub-Advisor shall cause the Fund to comply with the diversification and source of income requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), for qualification as a regulated investment company.
(iii)    The Sub-Advisor will cooperate fully with the Trust’s Chief Compliance Officers in the execution of his or her responsibilities to monitor service providers to the Trust pursuant to Rule 38a-1 under the 1940 Act.
(iv)    Subject to the Advisor’s supervision, the Sub-Advisor will prepare and cause to be filed in a timely manner Form 13F and, if required, Schedule 13G, each under the 1934 Act, with respect to securities held for the account of the Fund.
(v)    The Sub-Advisor has adopted a written code of ethics that it reasonably believes complies with the requirements of Rule 17j-1 under the 1940 Act (the “Code of Ethics”). The Sub-Advisor will provide its code of ethics to the Advisor and the Fund. The Sub-Advisor shall ensure that its Access Persons (as defined in the Sub-Advisor’s Code of Ethics) comply in all material respects with the Sub-Advisor’s Code of Ethics, as in effect. Upon request, the Sub-Advisor shall provide the Fund with (i) a copy of the Sub-Advisor’s current Code of Ethics, as in effect, and (ii) a certification that it has adopted procedures reasonably necessary to prevent Access Persons from engaging in any conduct prohibited by the Sub-Advisor’s Code of Ethics. No less frequently than annually, the Sub-Advisor shall furnish to the Fund and the Advisor a written report, which complies with the requirements of Rule 17j-1 under the 1940 Act, concerning the Sub-Advisor’s Code of Ethics. The Sub-Advisor shall promptly respond to any requests for information from the Advisor as to violations of the Sub-Advisor’s Code of Ethics by Access Persons and the sanctions imposed by the Sub-Advisor. The Sub-Advisor shall promptly notify the Advisor of any material violation of the Sub-Advisor’s Code of Ethics, whether or not such violation relates to a security held by the Fund.
(vi)    The Sub-Advisor shall notify the Trust’s Chief Compliance Officer and Advisor immediately upon detection of (i) any material failure to manage the Fund in accordance with its investment objectives and policies or any applicable law; or (ii) any material breach of any of the Fund’s or the Advisor’s policies, guidelines, or procedures (to the extent such policies, guidelines, or procedures have been provided to the Sub-Advisor). In addition, the Sub-Advisor shall provide a quarterly report regarding its compliance with applicable law, including but not limited to the 1940 Act and the Code, and the Fund’s and the Advisor’s investment objectives policies, guidelines, or procedures as applicable to the Sub-Advisor’s obligations under this Agreement. The Sub-Advisor acknowledges and agrees that the Advisor may, in its sole discretion, provide such quarterly compliance certifications to the Board. The Sub-Advisor agrees to correct any such failure promptly and to take any action that the Board or the Advisor may reasonably request in connection with any such breach. The Sub-Advisor shall also provide the officers of the Trust with supporting certifications in connection with certifications of the Fund’s financial statements and disclosure controls pursuant to the Sarbanes-Oxley Act of 2002, as amended. The Sub-Advisor will promptly notify the Trust in the event (i) the Sub-Advisor is served or otherwise receives notice of any action, suit, proceeding, inquiry, or investigation, at law or in equity, before or by any court, public board, or body, involving the affairs of the Trust (excluding class action suits in which the Fund is a member of the plaintiff class by reason of the Fund’s ownership of shares in the defendant) or the compliance by the Sub-Advisor with the federal or state securities laws in connection with the services provided to the Fund

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under this Agreement or (ii) the controlling stockholder of the Sub-Advisor changes or an actual change in control resulting in an “assignment” (as defined in the 1940 Act) has occurred or is otherwise proposed to occur.
(vii)    The Sub-Advisor shall maintain separate books and detailed records of all matters pertaining to the Fund Assets advised by the Sub-Advisor as required by Rule 31a-1 under the 1940 Act (other than those records being maintained by the Advisor, custodian, or transfer agent appointed by the Fund), and relating to its responsibilities under this Agreement. The Sub-Advisor shall preserve such records for the periods and in a manner prescribed by Rule 31a-2 under the 1940 Act (the “Fund Books and Records”). The Fund Books and Records shall be available to the Advisor and the Board, which shall be delivered upon request to the Trust, at the Advisor’s expense, upon the termination of this Agreement and shall be available for telecopying without delay during any day the Fund is open for business. The Sub-Advisor may retain a copy of the Fund Books and Records for its own recordkeeping purposes.
j.    The Sub-Advisor shall provide support to the Advisor with respect to the marketing of the Fund, including but not limited to: (i) permission to use the Sub-Advisor’s name and logo in accordance with Section 6 of this Agreement; (ii) permission to use the past performance and investment history of the Sub-Advisor with respect to a composite of funds managed by the Sub-Advisor that are comparable, in investment objective and composition, to the Fund; (iii) reasonable access to the individual(s) responsible for day-to-day management of the Fund for marketing conferences, teleconferences, and other activities involving the promotion of the Fund, subject to the reasonable request of the Advisor; (iv) permission to use biographical and historical data of the Sub-Advisor and individual portfolio manager(s); and (v) permission to use photos of individual portfolio manager(s) in connection with the marketing of the Fund.
k.    The Sub-Advisor will, in the name of the Fund, place orders for the execution of all portfolio transactions in accordance with the policies set forth in the Fund’s Disclosure Documents. When placing orders with brokers and dealers, the Sub-Advisor’s primary objective shall be to obtain the most favorable price and execution available for the Fund, and in placing such orders the Sub-Advisor may consider a number of factors, including, without limitation, the overall direct net economic result to the Fund (including commissions, which may not be the lowest available but ordinarily should not be higher than the generally prevailing competitive range); the financial strength and stability of the broker; the efficiency with which the transaction will be effected; the ability to effect the transaction at all where a large block is involved; and the availability of the broker or dealer to stand ready to execute possibly difficult transactions in the future. Consistent with the Conduct Rules of the Financial Industry Regulatory Authority, and subject to seeking most favorable price and execution and compliance with Rule 12b-1(h) under the 1940 Act, the Sub-Advisor may select brokers and dealers to execute portfolio transactions of the Fund that promote or sell shares of the Fund. The Sub-Advisor is specifically authorized, to the extent authorized by law (including, without limitation, Section 28(e) of the 1934 Act), to pay a broker or dealer who provides research services to the Sub-Advisor an amount of commission for effecting a portfolio transaction in excess of the amount of commission another broker or dealer would have charged for effecting such transaction. This excess payment (often referred to as “soft dollar” payments) in recognition of such additional research services rendered by the broker or dealer shall only be made if the Sub-Advisor determines in good faith that the excess commission is reasonable in relation to the value of the brokerage and research services provided by such broker or dealer viewed in terms of the particular transaction or the Sub-Advisor’s overall responsibilities with respect to discretionary accounts that it manages, and that the Fund derives or will derive a reasonable benefit from such research services. The Sub-Advisor will present a written report to the Board, at least quarterly, indicating total brokerage expenses, actual or imputed, as well as the services obtained in consideration for such expenses, broken down by broker-dealer and containing such information as the Board reasonably shall request.
1.    The Sub-Advisor shall maintain errors and omissions insurance coverage in an appropriate amount and shall provide prior written notice to the Trust (i) of any material changes in its insurance policies or insurance coverage; or (ii) if any material claims will be made on its insurance policies related to the services provided to the Trust under this Agreement. Furthermore, the Sub-Advisor shall, upon reasonable request,

D-4

provide the Trust with any information it may reasonably require concerning the amount of or scope of such insurance.
m.    In the event of any reorganization or other material change in the Sub-Advisor, the Sub-Advisor shall give the Advisor and the Board written notice of such reorganization or change within a reasonable time (but not later than 30 days) after such reorganization or change.
n.    The Sub-Advisor will bear its expenses of providing services to the Fund pursuant to this Agreement except such expenses as are expressly undertaken by the Advisor or the Fund.
o.    The Advisor and Sub-Advisor acknowledge and agree that the Sub-Advisor shall be required to provide only the services expressly described in this Agreement, and shall have no responsibility to provide any other services to the Advisor or the Portfolio except as required by law. The Advisor shall remain responsible for the Funds overall compliance with the 1940 Act, the Code, and all other applicable federal and state laws and regulations.
p.    The Advisor agrees to provide the Sub-Advisor with such assistance as may be reasonably requested by the Sub-Advisor in connection with its activities under this Agreement, including, without limitation, information concerning the Fund; its cash available, or to become available, for investment; and generally as to the conditions of the Fund or its affairs.
q.    The Advisor will provide the Sub-Advisor with advance notice of, and the opportunity to comment on, any change in the Funds investment objectives, investment policy risks, and restrictions as stated in the Disclosure Documents, or in any procedures and policies adopted by the Board of the Trust or the Advisor that may affect the Sub-Advisor’s management of the Fund. The Sub-Advisor shall, in the performance of its duties and obligations under this Agreement, manage the Fund Assets in compliance with such changes following reasonable notice of the effectiveness of such changes from the Advisor. In addition to such notice, the Advisor shall provide to the Sub-Advisor a copy of any amendments or supplements to the Disclosure Documents. The Advisor acknowledges and agrees that the Disclosure Documents will at all times be in compliance with all disclosure requirements under all applicable federal and state laws and regulations relating to the Fund.
r.    The Advisor acknowledges and agrees that the Sub-Advisor does not guarantee the future performance or any specific level of performance for the Fund Assets, the success of any investment decision or strategy that the Sub-Advisor may use, or the success of the Sub-Advisor’s overall management of the Fund Assets. The Advisor acknowledges and agrees that investment decisions made with regard to the Fund Assets by the Sub-Advisor are subject to various market, currency, economic, political, and business risks, and that those investment decisions will not always be beneficial to the Fund. Additionally, there may be loss or depreciation of the value of the Fund Assets because of fluctuation of market values. These risks will be disclosed in the Fund’s Disclosure Documents.
3.    Compensation of the Sub-Advisor.
a.    As compensation for the services to be rendered and duties undertaken under this Agreement by the Sub-Advisor, the Advisor will pay to the Sub-Advisor a monthly fee equal on an annual basis to XX% of the first $1 billion of average daily net assets of the Fund and XX% of the average daily net assets of the Fund in excess of $1 billion without regard to any total expense limitation or other fee waiver applied by the Trust or the Advisor. Such fee shall be computed and accrued daily. If the Sub-Advisor serves in such capacity for less than the whole of any period specified in Section 12a of this Agreement, the compensation to the Sub-Advisor shall be prorated. For purposes of calculating the Sub-Advisor’s fee, the daily value of the Fund Assets shall be computed by the same method as the Trust uses to compute the Fund’s net asset value for purposes of purchases and redemptions of shares.
b.    The Sub-Advisor reserves the right to waive all or a part of its fees.

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4.    Ongoing Reporting of the Sub-Advisor.
a.    Financial Reporting. The Sub-Advisor will report to the Board (at regular quarterly meetings and at such other times as the Board reasonably shall request, subject to the limitation on personal attendance at such meetings set forth in Section 2b of this Agreement): (i) the financial condition of the Sub-Advisor, (ii) the nature and amount of transactions that may be reasonably expected to effect the Fund that involve the Sub-Advisor and its affiliates, (iii) information regarding any potential conflicts of interest arising by reason of the Sub-Advisor’s continuing provision of advisory services to the Fund and to its other accounts, and (iv) such other information including but not limited to the performance of the specific strategy used to manage the Fund Assets and the capacity of the Sub-Advisor as it relates to the continuing ability of the Sub-Advisor to accept additional cash flow from the Advisor into the Fund. Upon request by the Advisor or the Board, the Sub-Advisor agrees to discuss with the Board its plans for the allocation of remaining capacity in the strategy used to manage the Fund, with respect to the Fund and to the Sub-Advisor’s other clients.
The Sub-Advisor will annually provide the Advisor with the Sub-Advisor’s financial statements, unless the Fund’s Board requests reports on a more frequent basis. For purposes of this paragraph 4(a), “financial statements” shall include the Sub-Advisor’s balance sheet, income statement, and notes to the financial statements.
b.    Key Personnel Reporting. The Sub-Advisor agrees to promptly notify the Advisor upon becoming aware of any incapacity, resignation, termination, or other material change of key personnel. For purposes of this paragraph 4(b), “key personnel” include: (i) any portfolio manager of the Fund; and (ii) any chief executive officer, chief compliance officer, chief operations officer, chief investment officer, chief financial officer, chief administration officer, or any other principal or officer of similar title or position with the Sub-Advisor; and (iii) any member of its investment (or comparable) committee.
5.    Representations of the Advisor and the Trust. The Advisor represents that: (a) the Advisor has been duly appointed by the Board to provide investment services to the Fund Assets as contemplated in this Agreement; (b) the Advisor has all necessary power and authority to execute, deliver, and perform this Agreement on behalf of the Trust, and such execution, delivery, and performance will not violate any applicable law, regulation, organizational document, policy, or agreement binding on the Trust or its property; (c) the Trust has the full power and authority to enter into all transactions contemplated under this Agreement, to perform its obligations under such transactions and to authorize the Advisor to procure the Sub-Advisor to enter into such transactions on the Trust’s and Fund’s behalf; (d) the Advisor’s decision to appoint the Sub-Advisor was made in a manner consistent with its fiduciary duties under applicable law and the governing documents, contracts, or other material agreements or instruments governing the Fund’s investment or trading activities; (e) the Advisor will deliver to the Sub-Advisor a true and complete copy of the Fund’s Disclosure Documents, such other documents or instruments governing the investments of Fund Assets, and such other information as is necessary for the Sub-Advisor to carry out its obligations under this Agreement; and (f) the Trust is a “United States person” within the meaning of Section 7701(a)(30) of the Code.
6.    Use of Names.
a.    Neither the Advisor nor the Trust shall use the name of the Sub-Advisor in any prospectus, sales literature, or other material relating to the Advisor or the Trust in any manner not approved in advance by the Sub-Advisor; provided, however, that the Sub-Advisor will approve all uses of its name which merely refer in accurate terms to its appointment or which are required by the Securities and Exchange Commission (the “SEC”) or a state securities commission; and provided further, that in no event shall such approval be unreasonably withheld.
b.    The Sub-Advisor shall not use the name of the Advisor or the Trust in any material relating to the Sub-Advisor in any manner not approved in advance by the Advisor or the Trust, as the case may be; provided, however, that the Advisor and the Trust will each approve all uses of their respective names which merely refer in accurate terms to the appointment of the Sub-Advisor as the Fund’s Sub-Advisor under this

D-6

Agreement or which are required by the SEC or a state securities commission; and, provided further, that in no event shall such approval be unreasonably withheld.
c.    Upon termination of this Agreement in accordance with Section 12, the Advisor shall cease using any references to the Sub-Advisor in Fund and Advisor documents unless such reference is required by law. Similarly, the Sub-Advisor shall cease using any references to the Advisor or Fund in any documents unless such reference is required by law. For purposes of this paragraph, documents include but are not limited to, marketing materials, regulatory filings, and performance reporting.
7.    Liability of the Sub-Advisor. The Sub-Advisor shall indemnify and hold harmless the Trust, the Advisor, and all their affiliated persons (within the meaning of Section 2(a)(3) of the 1940 Act) and all controlling persons (as described in Section 15 of the 1933 Act) (collectively, the “Sub-Advisor Indemnitees”) against any and all direct losses, claims, damages, or liabilities (including reasonable legal and other expenses) (collectively, “Losses”) incurred by reason of or arising out of: (a) the Sub-Advisor being in material violation of any applicable federal or state law, rule, or regulation or any investment policy or restriction set forth in the Fund’s Disclosure Documents or any written guidelines or instruction provided in writing by the Board; or (b) the Sub-Advisor’s willful misfeasance, bad faith, gross negligence, or its reckless disregard of its obligations and duties under this Agreement.
8.    Liability of the Advisor. The Advisor shall indemnify and hold harmless the Sub-Advisor and all affiliated persons (within the meaning of Section 2(a)(3) of the 1940 Act) and all controlling persons (as described in Section 15 of the 1933 Act) (collectively, the “Advisor Indemnitees”) against any and all direct Losses incurred by reason of or arising out of: (a) the Advisor being in material violation of any applicable federal or state law, rule, or regulation; or (b) the Advisor’s willful misfeasance, bad faith, gross negligence, or its reckless disregard of its obligations and duties under this Agreement.
9.    Limitation of Trust’s Liability. The Sub-Advisor acknowledges that it has received notice of and accepts the limitations upon the Trust’s liability set forth in its Declaration of Trust. The Sub-Advisor agrees that (i) the Trust’s obligations to the Sub-Advisor under this Agreement (or indirectly under the Advisory Agreement) shall be limited in any event to the Fund Assets and (ii) the Sub-Advisor shall not seek satisfaction of any such obligation from the shareholders of the Fund, other than the Advisor, nor from any Trustee, officer, employee, or agent of the Trust.
10.    Force Majeure. The Sub-Advisor shall not be liable for delays or errors occurring by reason of circumstances beyond its control, including but not limited to acts of civil or military authority, national emergencies, work stoppages, fire, flood, catastrophe, acts of God, insurrection, war, riot, or failure of communication or power supply. In the event of equipment breakdowns beyond its control, the Sub-Advisor shall take all reasonable steps to minimize service interruptions.
11.    Confidentiality. Each party expressly undertakes to protect and to preserve the confidentiality of all information and know-how made available under or in connection with this Agreement, or the parties’ activities that are either designated as being confidential or which, by the nature of the circumstances surrounding the disclosure, ought in good faith to be treated as proprietary or confidential (collectively, the “Confidential Information”). Each party shall take reasonable security precautions, at least as great as the precautions it takes to protect its own confidential information but in any event using a commercially reasonable standard of care, to keep confidential the Confidential Information. Neither party shall disclose Confidential Information except: (a) to its employees, directors, officers, legal advisors, or auditors having a need to know such Confidential Information; (b) in accordance with a judicial or other governmental order or when such disclosure is required by law, provided that prior to such disclosure the receiving party shall provide the disclosing party with written notice and shall comply with any protective order or equivalent; or (c) in accordance with a regulatory audit or inquiry, without prior notice to the disclosing party, provided that the receiving party shall obtain a confidentiality undertaking from the regulatory agency where possible.
Neither party will make use of any Confidential Information except as expressly authorized in this Agreement or as agreed to in writing between the parties. However, the receiving party shall have no obligation to maintain the confidentiality of information that: (a) it received rightfully from another party prior to its receipt from the disclosing party; (b) the disclosing party discloses generally without any obligation of confidentiality; (c) is or subsequently

D-7

becomes publicly available without the receiving party’s breach of any obligation owed the disclosing party; or (d) is independently developed by the receiving party without reliance upon or use of any Confidential Information. Each party’s obligations under this clause shall survive for a period of three years following the expiration or termination of this Agreement.
Notwithstanding anything to the contrary, each party to this Agreement may disclose any information with respect to the United States federal income tax treatment and tax structure (and any fact that may be relevant to understanding the purported or claimed federal income tax treatment of the transaction) of the transactions contemplated in this Agreement.
12.    Renewal, Termination and Amendment.
a.    This Agreement shall continue in effect, unless sooner terminated under this Agreement, through October 2, 2022; and it shall thereafter continue for successive annual terms provided that such continuance is specifically approved by the parties and, in addition, at least annually by (i) the vote of the holders of a majority of the outstanding voting securities of the Fund or (ii) by vote of a majority of the Trust’s Board including the vote of a majority of the Trustees who are not parties to this Agreement or interested persons of either the Advisor or the Sub-Advisor, cast in person at a meeting called for the purpose of voting on such approval.
b.    This Agreement may be terminated at any time, without payment of any penalty, (i) by the Advisor upon not more than 60-day nor less than 30-day prior written notice delivered or mailed by registered mail, postage prepaid, to the Sub-Advisor; (ii) by the Sub-Advisor upon not less than 60-day prior written notice delivered or mailed by registered mail, postage prepaid, to the Advisor; or (iii) by the Trust, upon either (y) the majority vote of the Board or (z) the affirmative vote of a majority of the outstanding voting securities of the Fund. This Agreement shall terminate automatically in the event of its assignment.
c.    This Agreement may be amended at any time by the parties, subject to approval by the Board and, if required by applicable SEC rules and regulations, a vote of the majority of the outstanding voting securities of the Fund affected by such change.
d.    The terms “assignment,” “interested persons” and “majority of the outstanding voting securities” shall have the meaning set forth for such terms in the 1940 Act.
13.    Severability. If any provision of this Agreement shall become or shall be found to be invalid by a court decision, statute, rule, or otherwise, the remainder of this Agreement shall not be affected.
14.    Notice. Any notices under this Agreement shall be in writing and sent to the address or facsimile number, as applicable, of the party receiving such notice or instruction and (a) delivered personally; (b) sent by electronic mail (“email”) or facsimile transmission, with notice or confirmation of receipt received; (c) delivered by a nationally recognized overnight courier; or (d) sent by prepaid first-class mail. Until further notice to the other party, it is agreed that the addresses of the Trust and the Advisor for this purpose shall be 303 Broadway, Suite 1100, Cincinnati, Ohio 45202 and that the address of the Sub-Advisor shall be 49/53 Avenue des Champs Elysees, 75008 Paris, France.
15.    Miscellaneous. Each party agrees to perform such further actions and execute such further documents as are necessary to effectuate the purposes hereof. This Agreement shall be construed and enforced in accordance with and governed by the laws of the State of Ohio. The captions in this Agreement are included for convenience only and in no way define or delimit any of the Agreement provisions or otherwise affect their construction or effect. This Agreement may be executed simultaneously in two or more counterparts, each of which shall be deemed an original, but all of which taken together shall constitute one and the same instrument.
16.    Entire Agreement. This Agreement, including any attached Schedules, constitutes the sole and entire agreement of the parties with respect to the Agreement’s subject matter.

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17.    Customer Notification. By executing this Agreement, the Advisor acknowledges that as required by the Advisers Act the Sub-Advisor has supplied to the Advisor and the Trust copies of the Sub-Advisor’s Form ADV with all exhibits and attachments (including the Sub-Advisor’s statement of financial condition) and will promptly supply to the Advisor copies of all amendments or restatements of such document. Otherwise, the Advisor’s rights under federal law allow termination of this contract without penalty within five business days after entering into this contract. U.S. law also requires the Sub-Advisor to obtain, verify, and record information that identifies each person or entity that opens an account. The Sub-Advisor will ask for the Trust’s legal name, principal place of business address, and Taxpayer Identification or other identification number, and may ask for other identifying information.
Signatures on next page.

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The parties’ duly authorized officers have signed and delivered this Agreement as of the date first above written.

TOUCHSTONE ADVISORS, INC.

BY:______________________________	BY:______________________________
Name:____________________________	Name:____________________________
Title:_____________________________	Title:_____________________________

TOBAM, S.A.S.

BY:______________________________
Name:____________________________
Title:_____________________________

TSF-2590-2007

D-10

STATEMENT OF ADDITIONAL INFORMATION

August 21, 2020

Touchstone Strategic Trust
303 Broadway, Suite 1100
Cincinnati, Ohio 45202
(800) 543-0407

This Statement of Additional Information (“SAI”), which is not a prospectus, supplements and should be read in conjunction with the Prospectus/Information Statement dated August 21, 2020, relating specifically to the (i) the transfer of all the assets of the Touchstone Anti-Benchmark® US Core Equity Fund (the “Target Fund”), a series of Touchstone Funds Group Trust (the “Target Trust”), to the Touchstone Dynamic Equity Fund (to be known as Touchstone Anti-Benchmark® US Core Equity Fund) (the “Acquiring Fund”), a series of Touchstone Strategic Trust (the “Acquiring Trust”), in exchange solely for Class Y and Institutional Class shares of the Acquiring Fund and the assumption by the Acquiring Fund of all the liabilities of the Target Fund; and (ii) the pro rata (or proportionate) distribution by class of the Acquiring Fund’s shares to the Target Fund’s shareholders in complete liquidation and termination of the Target Fund. The transfer is to occur pursuant to an Agreement and Plan of Reorganization, which is discussed in more detail in the Prospectus/Information Statement.

A copy of the Prospectus/Information Statement may be obtained without charge by calling or writing to the Acquiring Trust or Target Trust at the telephone number or address set forth above or by visiting the Touchstone website at TouchstoneInvestments.com/Resources.

Table of Contents

A. General Information	1
B. Incorporation by Reference	1
C. Pro Forma Financial Information (Unaudited)	1

A.    General Information

This SAI relates to (i) the transfer of all the assets of the Target Fund to the Acquiring Fund in exchange solely for Class Y and Institutional Class shares of the Acquiring Fund and the assumption by the Acquiring Fund of all the liabilities of the Target Fund; and (ii) the pro rata distribution by class of the Acquiring Fund’s shares to the Target Fund’s shareholders in complete liquidation and termination of the Target Fund.

Further information is included in the Prospectus/Information Statement and in the documents listed below, which are incorporated by reference into this SAI. Copies of the Prospectus/Information Statement and the documents listed below may be obtained upon request, and without charge, by writing to Touchstone Strategic Trust or Touchstone Funds Group Trust at P.O. Box 9878, Providence, RI 02940, by calling (800) 543-0407 toll-free, or by visiting TouchstoneInvestments.com/Resources. In addition, the currently effective SAI relating to the Acquiring Fund is included as Exhibit A to this SAI.

B.    Incorporation by Reference

This SAI incorporates by reference the following documents:

(1)
Prospectus relating to the Touchstone Anti-Benchmark® US Core Equity Fund dated January 30, 2020, as supplemented through the date of this SAI (previously filed on EDGAR, File No. 033-70958, Accession No. 0000914243-20-000004).

(2)
Prospectus relating to the Touchstone Dynamic Equity Fund dated April 30, 2020, as supplemented through the date of this SAI (previously filed on EDGAR, File No. 002-80859, Accession No. 0000711080-20-000022).

(3)
SAI relating to the Touchstone Anti-Benchmark® US Core Equity Fund dated January 30, 2020, as supplemented through the date of this SAI (previously filed on EDGAR, File No. 033-70958, Accession No. 0000914243-20-000004).

(4)
SAI relating to the Touchstone Dynamic Equity Fund dated April 30, 2020, as supplemented through the date of this SAI (previously filed on EDGAR, File No. 002-80859, Accession No. 0000711080-20-000022).

(5)
Annual Report relating to the Touchstone Anti-Benchmark® US Core Equity Fund for the fiscal year ended September 30, 2019 (previously filed on EDGAR, File No. 811-08104, Accession No. 0001104659-19-068665).

(6)	Annual Report relating to the Touchstone Dynamic Equity Fund for the fiscal year ended December 31, 2019 (previously filed on EDGAR, File No. 811-03651, Accession No. 0001104659-20-027947).

(7)
Semiannual Report relating to the Touchstone Anti-Benchmark® US Core Equity Fund for the semiannual period ended March 31, 2020 (previously filed on EDGAR, File No. 811-08104, Accession No. 0001104659-20-068786).

C. Pro Forma Financial Information (Unaudited)

The unaudited pro forma financial information set forth below is for informational purposes only and does not purport to be indicative of the financial condition that actually would have resulted if the Reorganization had been consummated. These pro forma numbers have been estimated in good faith based on information regarding the Target Fund and the Acquiring Fund as of December 31, 2019.

Narrative Description of the Pro Forma Effects of the Reorganization

Note 1—Reorganization

The unaudited pro forma information has been prepared to give effect to the proposed reorganization of the Target Fund into the Acquiring Fund pursuant to an Agreement and Plan of Reorganization (the “Plan”) as if the Reorganization had occurred as of the beginning of the 12-month period ended December 31, 2019.

Target Fund	Acquiring Fund
Touchstone Anti-Benchmark® US Core Equity Fund, a series of the Touchstone Funds Group Trust	Touchstone Dynamic Equity Fund, a series of the Touchstone Strategic Trust (to be known as Touchstone Anti-Benchmark® US Core Equity Fund)

Note 2—Basis of Pro Forma

The Reorganization will be accounted for as a tax-free reorganization for federal income tax purposes; therefore, no gain or loss will be recognized by the Target Fund or its shareholders as a direct result of the Reorganization. The Target Fund and the Acquiring Fund are both series of the same registered open-end management investment company. The Reorganization would be accomplished by the transfer of all the assets and all the liabilities of the Target Fund to the Acquiring Fund in exchange for shares of the Acquiring Fund, the pro-rata distribution of such shares to the shareholders of the Target Fund, and liquidation and termination of the Target Fund.

The table below shows the number of shares of each class of the Acquiring Fund that Target Fund shareholders would have received had the Reorganization occurred on March 31, 2020.

Target Fund Share Class	Acquiring Fund Shares Issued	Acquiring Fund Share Class
Class Y	10,182	Class Y
Institutional Class	2,098,402	Institutional Class

In accordance with U.S. generally accepted accounting principles, for financial reporting purposes, the historical cost basis of the investments received from the Target Fund will be carried forward to the surviving fund (which will be the Acquiring Fund). The table below sets forth the net assets of each Fund and the pro forma net assets of the combined Fund as of March 31, 2020.

Fund	Net Assets	As of Date
Touchstone Anti-Benchmark® US Core Equity Fund (Target Fund)	$23,523,188	March 31, 2020
Touchstone Dynamic Equity Fund (Acquiring Fund)	$27,052,866	March 31, 2020
Touchstone Dynamic Equity Fund (to be known as Touchstone Anti-Benchmark® US Core Equity Fund) (Pro Forma Fund)	$50,576,054	March 31, 2020

Note 3—Pro Forma Expense Adjustments

The table below reflects adjustments to annual expenses made to the Pro Forma Fund financial information as if the Reorganization had been in effect on the first day of the twelve-month period ended December 31, 2019 using the fees and expenses information shown in the Prospectus/Information Statement. The pro forma information has been derived from the books and records used in calculating daily net asset values of the Target Fund and Acquiring Fund taking into account the sub-advisor change and has been prepared in accordance with U.S. generally accepted accounting principles, which require management to make estimates and assumptions that affect this information.

2

Percentages presented below are the increase (decrease) in expenses divided by the average net assets of the beginning of the 12-month period ended December 31, 2019. Actual results could differ from those estimates. No other significant pro forma effects are expected to result from the Reorganization.

Fee and Expense Increase (Decrease)

	Acquiring Fund After Reorganization
Net Expense Category	Dollar Amount	Percentage
Investment advisory fees(1)	($257,263)	(0.3316)%
Professional fees(2)	($27,206)	(0.0351)%
Registration Fees(2)	($7,056)	(0.0091)%
Trustee Fees(2)	($21,238)	(0.0274)%
Other Expenses(2)	($36,217)	(0.0467)%
Liquidity Provider Expenses(2)	($2,749)	(0.0035)%
Dividend and interest expense on securities sold short(3)	($282,911)	(0.3647)%
Reimbursement(4)	($44,317)	(0.0571)%
Total Pro Forma Net Expense Adjustment	($678,957)	(0.8752)%

(1) Reflects the impact of applying the Acquiring Fund’s investment advisory fee rates following the appointment of TOBAM S.A.S. (“TOBAM”) as sub-advisor to the combined Acquiring Fund’s average net assets.
(2) Reflects the anticipated increase (reduction) of certain expenses as a result of the Reorganization and sub-advisor change.
(3) Reflects the anticipated reduction of certain expenses as a result of the change in investment strategy.
(4) Reflects the increase in expense reimbursement payments the investment advisor would have made to the combined Fund reflecting the reduction in the expense limitation for each share class of the combined Acquiring Fund as if the Reorganization and sub-advisor change had occurred on the first day of the twelve-month period ended December 31, 2019.

No significant accounting policies will change as a result of the Reorganization, specifically policies regarding security valuation or compliance with Subchapter M of the Internal Revenue Code of 1986, as amended. No significant changes to any existing contracts of the Acquiring Fund are expected as a result of the Reorganization.

Note 4—Portfolio Repositioning

Prior to the Reorganization, none of the securities of the Target Fund will be sold.

In connection with the appointment of TOBAM as the sub-advisor to the Acquiring Fund, which is separate from the Reorganization and, which does not require shareholder approval, it is expected that the Acquiring Fund will reposition its entire portfolio. If such transition had occurred as of December 31, 2019, the Acquiring Fund would have sold approximately $43 million of long positions (or 118% of its investment portfolio) and closed positions sold short and written options of approximately $8 million (or 22% of its investment portfolio). This repositioning will occur whether or not the Reorganization is consummated. It is estimated that the portfolio repositioning of the Acquiring Fund, following consummation of the Reorganization and the appointment of TOBAM as sub-advisor to the Acquiring Fund, would have resulted in brokerage commissions or other transaction costs of approximately $292,000 for the Acquiring Fund, based on average commission rates, if such sales occurred on December 31, 2019, and no realized gains if the securities had been sold on December 31, 2019 (because gains are offset by the Acquiring Fund's capital loss carryforwards). Sales of portfolio securities as a gain may increase the net investment income and net capital gains to be distributed by the Acquiring Fund as a taxable dividend to its shareholders (including former Target Fund shareholders) following the Reorganization. Any such gain may be reduced by available capital loss carryforwards, if any, of the Acquiring Fund described in Note 7 below, but the use of such carryforwards may be limited as a result of the Reorganization.

3

Note 5—Reorganization Costs

Touchstone Advisors, Inc. estimates that expenses for the Reorganization will be approximately $85,000 (or 0.30% of the Target Fund's net assets as of June 30, 2020). These costs represent management’s estimate of professional services fees, printing costs and mailing charges related to the Reorganization and do not include brokerage transaction costs associated with portfolio repositioning. Touchstone Advisors, Inc., and not the Target Fund or the Acquiring Fund, will pay the Funds’ costs of the Reorganization whether or not the Reorganization is completed.

Note 6—Accounting Survivor

The Target Fund will be the accounting survivor.

Note 7—Capital Loss Carryforwards

As of September 30, 2019 and December 31, 2019, respectively, for U.S. federal income tax purposes, the Target Fund and Acquiring Fund had capital loss carryforwards of $761,830 and $3,602,071, respectively, which are not subject to expiration.

TSF-2590-SAI-2007

4

Exhibit A
TOUCHSTONE STRATEGIC TRUST

STATEMENT OF ADDITIONAL INFORMATION

April 30, 2020

	Class A	Class C	Class Y	Institutional Class
Touchstone Dynamic Equity Fund	TDEAX	TDECX	TDEYX	TDELX
Touchstone Dynamic Diversified Income Fund	TBAAX	TBACX	TBAYX
Touchstone Dynamic Global Allocation Fund	TSMAX	TSMCX	TSMYX

This Statement of Additional Information (“SAI”) is not a prospectus and relates only to the above-referenced funds (each a “Fund” and together, the “Funds”).  It is intended to provide additional information regarding the activities and operations of Touchstone Strategic Trust (the “Trust”) and should be read in conjunction with the Funds’ prospectus dated April 30, 2020, as may be amended.  The Funds’ audited financial statements for the fiscal year ended December 31, 2019, including the notes thereto and the report of Ernst & Young LLP thereon, included in the annual report to shareholders (the “Annual Report”), are hereby incorporated into this SAI by reference.   A copy of the prospectus and the Annual Report may be obtained without charge by writing to the Trust at P.O. Box 9878, Providence, Rhode Island 02940, by calling 1.800.543.0407, or by downloading a copy at TouchstoneInvestments.com.

STATEMENT OF ADDITIONAL INFORMATION

Touchstone Strategic Trust
303 Broadway, Suite 1100
Cincinnati, Ohio 45202-4203

THE TRUST

Touchstone Strategic Trust (the “Trust”) is an open-end management investment company that was organized as a Massachusetts business trust on November 18, 1982.  This SAI relates to the following separate series of the Trust: Touchstone Dynamic Equity Fund (“Dynamic Equity Fund”), Touchstone Dynamic Diversified Income Fund (“Dynamic Diversified Income Fund”), and Touchstone Dynamic Global Allocation Fund (“Dynamic Global Allocation Fund”) (each, a "Fund" and collectively, the "Funds"). The Dynamic Diversified Income Fund and the Dynamic Global Allocation Fund are together referred to as the “Allocation Funds.” The Funds are diversified, open–end management investment companies.

Touchstone Advisors, Inc. (the “Advisor” or “Touchstone Advisors”) is the investment advisor and administrator for each Fund.  The Advisor has selected one or more sub-advisor(s) to manage, on a daily basis, the assets of each Fund.  The Advisor has sub-contracted certain of the Trust complex's administrative and accounting services to The Bank of New York Mellon and the Trust complex's transfer agent services to BNY Mellon Investment Servicing (US) Inc. (collectively referred to herein as “BNY Mellon”).  Touchstone Securities, Inc. (“Touchstone Securities” or the “Distributor”) is the principal distributor of the Funds’ shares.  The Distributor is an affiliate of the Advisor.

The Allocation Funds offer Classes A, C and Y shares. Dynamic Equity Fund offers Classes A, C, Y and Institutional Class shares. The shares of a Fund represent an interest in the same assets of that Fund.  The shares have the same rights and are identical in all material respects except that (i) each class of shares may bear different (or no) distribution fees; (ii) each class of shares may be subject to different (or no) sales charges; (iii) certain other class specific expenses will be borne solely by the class to which such expenses are attributable, including transfer agent fees attributable to a specific class of shares, printing and postage expenses related to preparing and distributing materials to current shareholders of a specific class, registration fees incurred by a specific class of shares, the expenses of administrative personnel and services required to support the shareholders of a specific class, litigation or other legal expenses relating to a class of shares, Trustees’ fees or expenses incurred as a result of issues relating to a specific class of shares and accounting fees and expenses relating to a specific class of shares; (iv) each class has exclusive voting rights with respect to matters relating to its own distribution arrangements; and (v) certain classes offer different features and services to shareholders and may have different investment minimums.  The Board of Trustees of the Trust (the “Board”) may classify and reclassify the shares of a Fund into additional classes of shares at a future date.

Under Massachusetts law, under certain circumstances, shareholders of a Massachusetts business trust could be deemed to have the same type of personal liability for the obligations of the Trust as does a partner of a partnership.  However, numerous investment companies registered under the Investment Company Act of 1940, as amended (the “1940 Act”) have been formed as Massachusetts business trusts and the Trust is not aware of an instance where such result has occurred.  In addition, the Trust’s Declaration of Trust disclaims shareholder liability for acts or obligations of the Trust and provides for the indemnification out of the Trust property for all losses and expenses of any shareholder held personally liable for the obligations of the Trust.  Moreover, it provides that the Trust will, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the Trust and satisfy any judgment thereon.  As a result, and particularly because the Trust assets are readily marketable and ordinarily substantially exceed liabilities, management believes that the risk of shareholder liability is slight and limited to circumstances in which the Trust itself would be unable to meet its obligations.  Management believes that, in view of the above, the risk of personal liability is remote.

History of the Funds

The Dynamic Equity Fund commenced operations on July 1, 1978.

Effective November 23, 2015, the Touchstone Balanced Allocation Fund (the “Balanced Fund”) changed its name to the Touchstone Dynamic Diversified Income Fund, and the Touchstone Moderate Growth Allocation Fund (the “Moderate Growth Fund”) changed its name to the Touchstone Dynamic Global Allocation Fund. At that time, each Allocation Fund adopted certain changes to its principal investment strategies, and changed its sub-advisor to Wilshire Associates Incorporated.  In addition, on November 20, 2015, each Allocation Fund reclassified its Institutional Class shares as Class Y shares.  As of November 23, 2015, the Allocation Funds no longer offer Institutional Class shares.

Pursuant to an Agreement and Plan of Reorganization dated as of October 27, 2015, the Moderate Growth Fund acquired the assets of the Touchstone Growth Allocation Fund (the “Growth Fund”). The Moderate Growth Fund was the accounting survivor of the reorganization. Accordingly, performance prior to November 23, 2015 reflects the performance of the Moderate Growth Fund (now, the Dynamic Global Allocation Fund).

As of the close of business on May 10, 2019, the Touchstone Controlled Growth with Income Fund was reorganized into the Touchstone Dynamic Diversified Income Fund.

Before each fund identified below commenced operations, all of the assets and liabilities of the corresponding predecessor fund identified below were transferred to the fund in a tax-free reorganization as set forth in an agreement and plan of reorganization (each an “Old Mutual Reorganization”) between the Trust, on behalf of the funds, and Old Mutual Funds I, on behalf of the predecessor funds.  Each Old Mutual Reorganization occurred on April 16, 2012.  As a result of each Old Mutual Reorganization, the Fund assumed the performance and accounting history of its corresponding predecessor fund. Shareholders of the predecessor funds who owned Class Z shares received Class Y shares of the corresponding Touchstone Fund in the Old Mutual Reorganizations.  Financial and performance information prior to April 16, 2012 is that of the predecessor funds.

Old Mutual Predecessor Funds	Touchstone Funds
Old Mutual Asset Allocation Balanced Portfolio	Balanced Fund
Old Mutual Asset Allocation Moderate Growth Portfolio	Moderate Growth Fund
Old Mutual Asset Allocation Growth Portfolio	Growth Fund*
Subsequent to the Old Mutual Reorganizations, all of the assets and liabilities of the corresponding Fifth Third predecessor funds identified below were transferred to the applicable Touchstone Fund in a tax-free reorganization as set forth in an agreement and plan of reorganization (each a “Fifth Third Reorganization”) between the Trust, on behalf of the applicable Touchstone Funds, and Fifth Third Funds, on behalf of the Fifth Third predecessor funds.  Each Fifth Third Reorganization occurred on September 10, 2012.

Fifth Third Predecessor Funds	Touchstone Funds
Fifth Third LifeModel Aggressive Fund	Growth Fund*
Fifth Third LifeModel Moderately Aggressive Fund	Moderate Growth Fund
Fifth Third LifeModel Moderate Fund	Balanced Fund
* On November 20, 2015, the Moderate Growth Fund acquired the Growth Fund.

PERMITTED INVESTMENTS AND RISK FACTORS

The investment strategies and risks of investing in the Funds are described in the applicable Fund's prospectus. The permitted investments and risk factors below apply to each Fund unless noted otherwise, but only if and to the extent that such investments are consistent with and permitted by the Fund's investment goals, limitations, policies, and strategies. The Dynamic Equity Fund may also have indirect exposure to the instruments described below through derivative contracts. In addition to the investment limitations set forth under the section of this SAI entitled "Investment Limitations", the investment limitations below are considered to be non-fundamental policies, which may be changed at any time by a vote of the Trust’s Board, unless designated as a “Fundamental” policy.  In addition, any stated percentage limitations are measured at the time of the purchase of a security.

ADRs, ADSs, EDRs, CDRs, and GDRs. The Dynamic Equity Fund may invest in American Depositary Receipts (“ADRs”) and other similar instruments. ADRs and American Depositary Shares (“ADSs”) are U.S. dollar-denominated receipts typically issued by domestic banks or trust companies that represent the deposit with those entities of securities of a foreign issuer.  They are publicly traded on exchanges or over-the-counter in the United States.  European Depositary Receipts (“EDRs”), which are sometimes referred to as Continental Depositary Receipts (“CDRs”), and Global Depositary Receipts (“GDRs”) may also be purchased by the Fund. EDRs, CDRs and GDRs are generally issued by foreign banks and evidence ownership of either foreign or domestic securities.  Certain institutions issuing ADRs, ADSs, GDRs or EDRs may not be sponsored by the issuer of the underlying foreign securities.  A non-sponsored depositary may not provide the same shareholder information that a sponsored depositary is required to provide under its contractual arrangements with the issuer of the underlying foreign securities.  Holders of an unsponsored depositary receipt generally bear all the costs of the unsponsored facility.  The depositary of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited security or to pass through to the holders of the receipts voting rights with respect to the deposited securities.

The Dynamic Equity Fund may invest up to 20% of its total assets in securities of foreign issuers. ADRs are not considered by the Dynamic Equity Fund to be securities of foreign issuers for purposes of this limitation.

Allocation Funds. The following supplements the information contained in the prospectus concerning each Allocation Fund’s principal investment strategies and principal risks.  In addition, although not principal strategies of the Allocation Funds, the Allocation Funds may invest in other types of securities and engage in other investment practices as described in the prospectus or in this SAI.

Each Allocation Fund seeks to achieve its investment goal by primarily investing in a diversified portfolio of underlying funds (although a portion of its assets may be invested in cash, cash equivalents, or in money market funds).  These underlying funds, in turn, invest in a variety of U.S. and foreign equity, fixed-income, and alternative investments, as applicable. By owning shares of the underlying funds, each Allocation Fund indirectly invests in the securities and instruments held by the underlying funds and bears the same risks of such underlying funds. The majority of the underlying funds in which each Allocation Fund invests will be affiliated funds; however, each Allocation Fund will have the ability to invest in unaffiliated underlying funds, including exchange-traded funds (“ETFs”) and exchange-traded notes (“ETNs”), to the extent that the desired asset class exposure is not available through Touchstone Funds.  Each Allocation Fund’s investments are subject to limitations prescribed by the 1940 Act, the rules thereunder, and applicable SEC staff interpretations thereof, or applicable exemptive relief granted by the SEC.  These limitations currently provide, in part, that no Allocation Fund may purchase shares of an investment company if (a) such a purchase would cause an Allocation Fund to own in the aggregate more than 3% of the total outstanding voting stock of the investment company or (b) such a purchase would cause an Allocation Fund to have more than 5% of its total assets invested in the investment company or (c) more than 10% of an Allocation Fund’s total assets would be invested in the aggregate in all investment companies.  As a shareholder of a Fund that invests in another investment company, a Fund shareholder would bear his or her pro-rata portion of the underlying investment company’s expenses, including advisory fees, in addition to the expenses of the Fund.  Although the 1940 Act restricts investments by registered investment companies in the securities of other investment companies as noted above, certain fund-of-funds are permitted to invest in investment companies that are part of the same group of investment companies under certain circumstances.  In addition, the 1940 Act permits an affiliated fund-of-funds to acquire securities of funds that are not part of the same group of investment companies subject to certain limitations.  Thus, the Allocation Funds are able to invest in other Touchstone Funds as well as unaffiliated funds so long as such investments are consistent with the requirements of Sections 12(d)(1)(F) and 12(d)(1)(G) of the 1940 Act, the rules promulgated thereunder, and any applicable exemptive relief issued by the SEC.

A significant percentage of the underlying funds' shares may be owned or controlled by a large shareholder, such as other funds or accounts, including those of which the Advisor or an affiliate of the Advisor may have investment discretion. Accordingly, the underlying funds can be subject to the potential for large scale inflows and outflows as a result of purchases and redemptions made by significant shareholders, such as the Allocation Funds. These inflows and outflows could be significant and, if frequently occurring, could negatively affect the underlying funds' net asset value and performance and could cause the underlying fund to sell securities at inopportune times in order to meet redemption requests.

The underlying funds may use a variety of investment techniques as described in the Funds' prospectus under the headings “The Fund’s Principal Investment Strategies,” “The Fund’s Principal Risks” and “Principal Investment Strategies and Risks”.  For a complete description of the underlying funds’ investment strategies and policies, please see the underlying funds’ prospectuses and statements of additional information.

Borrowing and Leveraging. The Funds may borrow money from banks (including their custodian bank) or from lenders to the extent permitted by applicable law. The 1940 Act requires the Funds to maintain asset coverage (total assets, including assets acquired with borrowed funds, less liabilities exclusive of borrowings) of at least 300% for all such borrowings. If at any time the value of a Fund's assets should fail to meet this 300% coverage test, the Fund, within 3 days (not including Sundays and holidays), will reduce the amount of its borrowings to the extend necessary to meet this test. The Funds will not make any borrowings or enter into a reverse repurchase agreement or dollar roll transaction that would cause its outstanding borrowings to exceed one-third of the value of its total assets.

Leveraging a Fund through borrowing or other means (e.g., certain uses of derivatives) creates an opportunity for increase net income, but at the same time, creates special risk considerations. Leveraging creates interest expenses for the Fund which could exceed the income from the assets retained. To the extent the income derived from securities purchased with borrowed funds exceeds the interest that the Fund will have to pay, the Fund's net income will be greater than if leveraging were not used. Conversely, if the income from the assets retained with borrowed funds is not sufficient to cover the cost of leveraging, the net income of the Fund will be less than if leveraging were not used, and therefore the amount available for distribution to shareholders as dividends will be reduced. Interest rate arbitrage transactions, reverse repurchase agreements and dollar roll transactions create leverage and must be fully collateralized by assets segregated or earmarked by a Fund’s custodian or otherwise “covered.” In an interest rate arbitrage transaction, the Funds borrows money at one interest rate and lends the proceeds at another, higher interest rate. These leverage transactions involve a number of risks; including the risk that the borrower will fail or otherwise become insolvent or that there will be a significant change in prevailing interest rates. The Funds may be required to liquidate portfolio securities at a time when it would be disadvantageous to do so in order to make payments with respect to any borrowing.

Business Development Companies (“BDCs”). BDCs are a type of closed-end fund regulated under the 1940 Act. BDCs are publicly-traded mezzanine/private equity funds that typically invest in and lend to small and medium-sized private companies that may not have access to public equity markets for capital raising. BDCs are unique in that at least 70% of their investments must be made to private U.S. businesses and BDCs are required to make available significant managerial assistance to their portfolio companies. BDCs are not taxed on income distributed to shareholders provided they comply with the applicable requirements of the Internal Revenue Code of 1986, as amended (the “Code”). BDCs have expenses associated with their operations. Accordingly, the Dynamic Equity Fund will indirectly bear its proportionate share of any management and other expenses, and of any performance based fees, charged by the BDCs in which it invests.

Investments in BDCs are subject to various risks, including management’s ability to meet the BDC’s investment objective, and to manage the BDC’s portfolio when the underlying securities are redeemed or sold, during periods of market turmoil and as investors’ perceptions regarding a BDC or its underlying investments change. BDC shares are not redeemable at the option of the BDC shareholder and, as with shares of other closed-end funds, they may trade in the secondary market at a discount to their net asset value.

Canadian Income Trusts. A Canadian Income Trust is a qualified income trust as designated by the Canada Revenue Agency that operates as a profit-seeking corporation.  This type of income trust, which pays out all earnings to unit holders before paying taxes, is usually traded publicly on a securities exchange.  Canadian Income Trusts enjoy special Canadian corporate tax privileges.

Common Stocks. Common stocks are securities that represent units of ownership in a company.  Common stocks usually carry voting rights and earn dividends.  Unlike preferred stocks, which are described below, dividends on common stocks are not fixed but are declared at the discretion of the board of directors of the issuing company.

Convertible Securities. Convertible securities are corporate securities that are exchangeable for a set number of another security at a pre-stated price. Convertible securities typically have characteristics of both fixed-income and equity securities. Because of the conversion feature, the market value of a convertible security tends to move with the market value of the underlying stock. The value of a convertible security is also affected by prevailing interest rates, the credit quality of the issuer and any call provisions.

A synthetic convertible security is a combination investment in which the Dynamic Equity Fund purchases both (i) high-grade cash equivalents or a high grade debt obligation of an issuer or U.S. government securities and (ii) call options or warrants on the common stock of the same or different issuer with some or all of the anticipated interest income from the associated debt obligation that is earned over the holding period of the option or warrant.

While providing a fixed-income stream (generally higher in yield than the income derivable from common stock but lower than that afforded by a similar non-convertible security), a convertible security also affords a shareholder the opportunity, through its conversion feature, to participate in the capital appreciation attendant upon a market price advance in the convertible security’s underlying common stock.  A synthetic convertible position has similar investment characteristics, but may differ with respect to credit quality, time to maturity, trading characteristics and other factors.  Because the Dynamic Equity Fund will create synthetic convertible positions only out of high grade fixed-income securities, the credit rating associated with the Dynamic Equity Fund’s synthetic convertible investments is generally expected to be higher than that of the average convertible security, many of which are rated below high grade.  However, because the options used to create synthetic convertible positions will generally have expirations between one month and three years of the time of purchase, the maturity of these positions will generally be shorter than average for convertible securities.  Since the option component of a convertible security or synthetic convertible position is a wasting asset (in the sense of losing “time value” as maturity approaches), a synthetic convertible position may lose such value more rapidly than a convertible security of longer maturity; however, the gain in option value due to appreciation of the underlying stock may exceed such time value loss.  The market price of the option component generally reflects these differences in maturities, and the Advisor and applicable sub-advisor take such differences into account when evaluating such positions.  When a synthetic convertible position “matures” because of the expiration of the associated option, the Dynamic Equity Fund may extend the maturity by investing in a new option with longer maturity on the common stock of the same or different issuer.  If the Dynamic Equity Fund does not so extend the maturity of a position, it may continue to hold the associated fixed-income security.

Cyber Security Risk. Each Fund and its service providers may be subject to operational and information security risks resulting from cyber security breaches. Cyber security breaches may result from deliberate cyber attacks, although unintentional events may have effects similar to those caused by cyber attacks. Cyber attacks may include the stealing or corrupting of data maintained online or digitally, denial-of-service attacks on Fund websites, the unauthorized release of confidential information or other operational disruption. Successful cyber attacks against, or security breaches of, the Funds or the Advisor, a sub-advisor, Touchstone Securities, custodians, the transfer agent, selling agents and/or other third party service providers may adversely impact a Fund or its shareholders. Similar types of cyber security risks are also present for issuers of securities or other instruments in which the Funds invest, which could result in material adverse consequences for such issuers, and may cause a Fund’s investment therein to lose value.

The Funds are exposed to operational and information security risk arising from a number of other factors, including, but not limited to, human error, processing and communication errors, errors of the Funds' service providers, counterparties, or other third parties, failed or inadequate processes, and technology or system failures.

The Advisor, each sub-advisor, and their affiliates have established risk management systems that seek to reduce cyber security and operational risks, and business continuity plans in the event of a cyber security breach or operational failure. However, there are inherent limitations in such plans, including that certain risks have not been identified, and there is no guarantee that such efforts will succeed, especially since none of the Advisor, the sub-advisors, or their affiliates controls the cyber security or operations systems of the Funds' third-party service providers (including a Fund's custodian), or those of the issuers of securities in which the Funds invest.

Derivatives. The Dynamic Equity Fund may invest in various instruments that are commonly known as derivatives. Generally, a derivative is a financial arrangement, the value of which is based on, or “derived” from, a traditional security, asset, or market index. Some “derivatives” such as certain mortgage-related and other asset-backed securities are in many respects like any other investment, although they may be more volatile or less liquid than more traditional debt securities. There are, in fact, many different types of derivatives and many different ways to use them. There is a range of risks associated with those uses. Futures and options are commonly used for traditional hedging purposes to attempt to protect the Dynamic Equity Fund from exposure to changing interest rates, securities prices, or currency exchange rates and as a low cost method of gaining exposure to a particular securities market without investing directly in those securities. However, some derivatives are used for leverage, which tends to magnify the effects of an instrument’s price changes as market conditions change. Leverage involves the use of a small amount of money to control a large amount of financial assets, and can in some circumstances, lead to significant losses. A sub-advisor will use derivatives only in circumstances where the sub-advisor believes they offer the most economic means of improving the risk/reward profile of the Dynamic Equity Fund. Derivatives will not be used to increase portfolio risk above the level that could be achieved using only traditional investment securities or to acquire exposure to changes in the value of assets or indexes that by themselves would not be purchased for the Dynamic Equity Fund. The use of derivatives for non-hedging purposes may be considered speculative. A description of the derivatives that the Dynamic Equity Fund may use and some of their associated risks is found above and below.

Pursuant to a claim for exemption filed with the National Futures Association on behalf of the Funds, the Advisor is not deemed to be a commodity pool operator or the Funds commodity pools, under the Commodity Exchange Act ("CEA") Rule 4.5 and neither the Funds nor the Advisor are subject to registration as such under the CEA.

Equity-Linked Notes ("ELNs"). The Dynamic Equity Fund may purchase ELNs.  The principal or coupon payment on an ELN is linked to the performance of an underlying security or index.  ELNs may be used, among other things, to provide the Dynamic Equity Fund with exposure to international markets while providing a mechanism to reduce foreign tax or regulatory restrictions imposed on foreign investors.  The risks associated with purchasing ELNs include the creditworthiness of the issuer and the risk of counterparty default.  Further, the Dynamic Equity Fund’s ability to dispose of an ELN will depend on the availability of liquid markets in the instruments.  The purchase and sale of an ELN is also subject to the risks regarding adverse market movements, possible intervention by governmental authorities, and the effects of other political and economic events.

Equity-Linked Warrants. Equity-linked warrants provide a way for investors to access markets where entry is difficult and time consuming due to regulation. Typically, a broker issues warrants to an investor and then purchases shares in the local market and issues a call warrant hedged on the underlying holding. If the investor exercises his call and closes his position, the shares are sold and the warrant is redeemed with the proceeds.

Each warrant represents one share of the underlying stock. Therefore, the price, performance and liquidity of the warrant are all directly linked to the underlying stock. The warrants can be redeemed for 100% of the value of the underlying stock (less transaction costs). Being American style warrants, they can be exercised at any time. The warrants are U.S. dollar denominated and priced daily on several international stock exchanges.

Exchange-Traded Funds (“ETFs”). The Funds may invest in ETFs. An ETF is a fund that holds a portfolio of common stocks designed to track the performance of a particular securities index or sector of an index, such as the S&P® 500 Index, or a portfolio of bonds that may be designed to track a bond index. Because they may be traded like stocks on a securities exchange (e.g., the New York Stock Exchange; the NYSE MKT or NASDAQ Stock Market), ETFs may be purchased and sold throughout the trading day based on their market price. Each share of an ETF represents an undivided ownership interest in the portfolio held by an ETF. ETFs that track indices or sectors of indices hold either:

•	shares of all of the companies (or, for a fixed-income ETF, bonds) that are represented by a particular index in the same proportion that is represented in the index itself; or

•	shares of a sampling of the companies (or, for a fixed-income ETF, bonds) that are represented by a particular index in a proportion meant to track the performance of the entire index.

ETFs are generally registered as investment companies and issue large blocks of shares (typically 50,000) called “creation units” in exchange for a specified portfolio of the ETF’s underlying securities, plus a cash payment generally equal to accumulated dividends of the securities (net of expenses) up to the time of deposit. Creation units are redeemed in kind for a portfolio of the underlying securities (based on the ETF’s net asset value), together with a cash payment generally equal to accumulated dividends as of the date of redemption. As investment companies, ETFs incur fees and expenses such as trustee fees, operating expenses, licensing fees, registration fees, and marketing expenses, each of which will be reflected in the net asset value of ETFs. Accordingly, ETF shareholders pay their proportionate share of these expenses.

Foreign Securities. Except as expressly set forth herein and in the prospectus, the Funds may invest in securities of foreign issuers and in sponsored and unsponsored depositary receipts. Foreign companies are companies that: (i) are organized under the laws of a foreign country or maintain their principal place of business in a foreign country; (ii) the principal trading market for their securities is located in a foreign country; or (iii) derive at least 50% of their revenues or profits from operations in a foreign country or have at least 50% of their assets located in a foreign country. Investing in securities issued by foreign companies and governments involves considerations and potential risks not typically associated with investing in obligations issued by the U.S. government and domestic corporations. Less information may be available about foreign companies than about domestic companies and foreign companies generally are not subject to uniform accounting, auditing and financial reporting standards or to other regulatory practices and requirements comparable to those applicable to domestic companies. The values of foreign investments are affected by changes in currency rates or exchange control regulations, restrictions or prohibitions on the repatriation of foreign currencies, application of foreign tax laws, including withholding taxes, changes in governmental administration or economic or monetary policy (in the United States or abroad) or changed circumstances in dealings between nations. Costs are also incurred in connection with conversions between various currencies. In addition, foreign brokerage commissions and custody fees are generally higher than those charged in the United States, and foreign securities markets may be less liquid, more volatile and less subject to governmental supervision than in the United States. Investments in foreign countries could be affected by other factors not present in the United States, including expropriation, confiscatory taxation, lack of uniform accounting and auditing standards and potential difficulties in enforcing contractual obligations and could be subject to extended clearance and settlement periods.
In addition, there are risks relating to ongoing concerns regarding the economies of certain European countries and their sovereign debt, as well as the potential for one or more countries to leave the European Union ("EU").
Brexit Risk. Uncertainties surrounding the sovereign debt of a number of EU countries and the viability of the EU have disrupted and may in the future disrupt markets in the United States and around the world. If one or more countries leave the EU or the EU dissolves, the world’s securities markets likely will be significantly disrupted. In January 2020, the United Kingdom (“UK”) left the EU, commonly referred to as “Brexit.” There is significant market uncertainty regarding Brexit’s ramifications, and the range and potential implications of possible political, regulatory, economic, and market outcomes are difficult to predict. This long-term uncertainty may affect other countries in the EU and elsewhere, and may cause volatility within the EU, triggering prolonged economic downturns in certain European countries. In addition, Brexit may create additional and substantial economic stresses for the UK, including a contraction of the UK economy and price volatility in UK stocks, decreased trade, capital outflows, devaluation of the British pound, wider corporate bond spreads due to uncertainty, and declines in business and consumer spending as well as foreign direct investment. Brexit may also adversely affect UK-based financial firms that have counterparties in the EU or participate in market infrastructure (trading venues, clearing houses, settlement facilities) based in the EU. These events and the resulting market volatility may have an adverse effect on the performance of a Fund.

Foreign Market Risk. A Fund is subject to the risk that, because there are generally fewer investors on foreign exchanges and a smaller number of shares traded each day, it may be difficult for a Fund to buy and sell securities on those exchanges. In addition, prices of foreign securities may fluctuate more than prices of securities traded in the United States. Investments in foreign markets may also be adversely affected by governmental actions such as the imposition of punitive taxes. In addition, the governments of certain countries may prohibit or impose substantial restrictions on foreign investing in their capital markets or in certain industries. Any of these actions could severely affect security prices, impair a Fund’s ability to purchase or sell foreign securities or transfer a Fund’s assets or income back into the United States or otherwise adversely affect a Fund’s operations. Other potential foreign market risks include exchange controls, difficulties in pricing securities, defaults on foreign government securities, difficulties in enforcing favorable legal judgments in foreign courts and political and social conditions, such as diplomatic relations, confiscatory taxation, expropriation, limitation on the removal of funds or assets or imposition of (or change in) exchange control regulations. Legal remedies available to investors in certain foreign countries may be less extensive than those available to investors in the United States or other foreign countries. In addition, changes in government administrations or economic or monetary policies in the United States or abroad could result in appreciation or depreciation of portfolio securities and could favorably or adversely affect the Fund’s operations.

Public Availability of Information. In general, less information is publicly available with respect to foreign issuers than is available with respect to U.S. companies. Most foreign companies are also not subject to the uniform accounting and financial reporting requirements applicable to issuers in the United States. A Fund’s foreign investments may be less liquid and their prices may be more volatile than comparable investments in securities in U.S. companies. In addition, there is generally less government supervision and regulation of securities exchanges, brokers and issuers in foreign countries than in the United States.

Settlement Risk. Settlement and clearance procedures in certain foreign markets differ significantly from those in the United States. Foreign settlement procedures and trade regulations also may involve certain risks (such as delays in payment for or delivery of securities) not typically generated by the settlement of U.S. investments. Communications between the United States and certain non-U.S. countries may be unreliable, increasing the risk of delayed settlements or losses of security certificates in markets that still rely on physical settlement. Settlements in certain foreign countries at times have not kept pace with the number of securities transactions; these problems may make it difficult for a Fund to carry out transactions. If a Fund cannot settle or is delayed in settling a purchase of securities, it may miss attractive investment opportunities and certain of its assets may be uninvested with no return earned thereon for some period. If a Fund cannot settle or is delayed in settling a sale of securities, it may lose money if the value of the security then declines or, if it has contracted to sell the security to another party; a Fund could be liable to that party for any losses incurred. Dividends or interest on, or proceeds from the sale of, foreign securities may be subject to foreign taxes on income from sources in such countries.

Governmental Supervision and Regulation/Accounting Standards. Many foreign governments supervise and regulate stock exchanges, brokers and the sale of securities less than the United States does. Some countries may not have laws to protect investors comparable to the U.S. securities laws. For example, some foreign countries may have no laws or rules against insider trading. Insider trading occurs when a person buys or sells a company’s securities based on nonpublic information about that company. In addition, the U.S. government has from time to time in the past imposed restrictions, through penalties and otherwise, on foreign investments by U.S. investors, such as a Fund. Accounting standards in other countries are not necessarily the same as in the United States. If the accounting standards in another country do not require as much detail as U.S. accounting standards, it may be harder for a Fund to completely and accurately determine a company’s financial condition. Also, brokerage commissions and other costs of buying or selling securities often are higher in foreign countries than they are in the United States. This reduces the amount a Fund can earn on its investments.

Foreign Currency Risk. While the Dynamic Equity Fund’s net assets are valued in U.S. dollars, the securities of foreign companies are frequently denominated in foreign currencies. Thus, a change in the value of a foreign currency against the U.S. dollar will result in a corresponding change in value of securities denominated in that currency. Some of the factors that may impair the investments denominated in a foreign currency are: (1) it may be expensive to convert foreign currencies into U.S. dollars and vice versa; (2) complex political and economic factors may significantly affect the values of various currencies, including U.S. dollars, and their exchange rates; (3) government intervention may increase risks involved in purchasing or selling foreign currency options, forward contracts and futures contracts, since exchange rates may not be free to fluctuate in response to other market forces; (4) there may be no systematic reporting of last sale information for foreign currencies or regulatory requirement that quotations available through dealers or other market sources be firm or revised on a timely basis; (5) available quotation information is generally representative of very large round-lot transactions in the inter-bank market and thus may not reflect exchange rates for smaller odd-lot transactions (less than $1 million) where rates may be less favorable; and (6) the inter-bank market in foreign currencies is a global, around-the-clock market. To the extent that a market is closed while the markets for the underlying currencies remain open, certain markets may not always reflect significant price and rate movements.

Forward Foreign Currency Contracts. The Dynamic Equity Fund may enter into forward foreign currency contracts to manage foreign currency exposure and as a hedge against possible variations in foreign exchange rates. The Dynamic Equity Fund may enter into forward foreign currency contracts to hedge a specific security transaction or to hedge a portfolio position. These contracts may be bought or sold to protect the Fund, to some degree, against possible losses resulting from an adverse change in the relationship between foreign currencies and the U.S. dollar. The Dynamic Equity Fund also may invest in foreign currency futures and in options on currencies. A forward contract involves an obligation to purchase or sell a specific currency amount at a future date, agreed upon by the parties, at a price set at the time of the contract. The Dynamic Equity Fund may enter into a contract to sell, for a fixed amount of U.S. dollars or other appropriate currency, the amount of foreign currency approximating the value of some or all of the Fund’s securities denominated in such foreign currency.

By entering into forward foreign currency contracts, the Dynamic Equity Fund will seek to protect the value of its investment securities against a decline in the value of a currency. However, these forward foreign currency contracts will not eliminate fluctuations in the underlying prices of the securities. Rather, they simply establish a rate of exchange which one can obtain at some future point in time. Although such contracts tend to minimize the risk of loss due to a decline in the value of the hedged currency, they also tend to limit any potential gain which might result should the value of such currency increase. At the maturity of a forward contract, the Dynamic Equity Fund may either sell a portfolio security and make delivery of the foreign currency, or it may retain the security and terminate its contractual obligation to deliver the foreign currency by purchasing an “offsetting” contract with the same currency trader, obligating it to purchase, on the same maturity date, the same amount of the foreign currency. The Fund may realize a gain or loss from currency transactions.
When entering into a contract for the purchase or sale of a security in a foreign currency, the Dynamic Equity Fund may enter into a forward foreign currency contract for the amount of the purchase or sale price to protect against variations, between the date the security is purchased or sold and the date on which payment is made or received, in the value of the foreign currency relative to the U.S. dollar or other foreign currency.
Also, when the Dynamic Equity Fund’s sub-advisor anticipates that a particular foreign currency may decline substantially relative to the U.S. dollar or other leading currencies, in order to reduce risk, the Fund may enter into a forward contract to sell, for a fixed amount, the amount of foreign currency approximating the value of its securities denominated in such foreign currency. With respect to any such forward foreign currency contract, it will not generally be possible to match precisely the amount covered by that contract and the value of the securities involved due to changes in the values of such securities resulting from market movements between the date the forward contract is entered into and the date it matures. In addition, while forward foreign currency contracts may offer protection from losses resulting from declines in value of a particular foreign currency, they also limit potential gains which might result from increases in the value of such currency. The Dynamic Equity Fund will also incur costs in connection with forward foreign currency contracts and conversions of foreign currencies into U.S. dollars. The Dynamic Equity Fund will place assets in a segregated account or otherwise earmark assets as cover to assure that its obligations under forward foreign currency contracts are covered.
Emerging Market Securities. Emerging market countries are generally countries that are included in the Morgan Stanley Capital International (“MSCI”) Emerging Markets Index, or otherwise excluded from the MSCI World Index. As of March 31, 2020, the countries in the MSCI World Index included: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the United Kingdom, and the United States. The country composition of the MSCI Emerging Markets Index and the MSCI World Index can change over time.

Investments in the securities of issuers domiciled in countries with emerging capital markets involve certain additional risks that do not generally apply to investments in securities of issuers in more developed capital markets, such as (i) low or non-existent trading volume, resulting in a lack of liquidity and increased volatility in prices for such securities, as compared to securities of comparable issuers in more developed capital markets; (ii) uncertain national policies and social, political and economic instability, increasing the potential for expropriation of assets, confiscatory taxation, high rates of inflation or unfavorable diplomatic developments; (iii) possible fluctuations in exchange rates, differing legal systems and the existence or possible imposition of exchange controls, custodial restrictions or other foreign or U.S. governmental laws or restrictions applicable to such investments; (iv) national policies that may limit the Fund’s investment opportunities such as restrictions on investment in issuers or industries deemed sensitive to national interests; and (v) the lack or relatively early development of legal structures governing private and foreign investments and private property. In addition to withholding taxes on investment income, some countries with emerging markets may impose capital gains taxes on foreign investors.
Political and economic structures in emerging market countries may be undergoing significant evolution and rapid development, and these countries may lack the social, political and economic stability characteristic of more developed countries. In such a dynamic environment, there can be no assurance that any or all of these capital markets will continue to present viable investment opportunities for the Fund. Some of these countries may have in the past failed to recognize private property rights and have at times nationalized or expropriated the assets of private companies. There is no assurance that such expropriations will not reoccur. In such an event, it is possible that the Fund could lose the entire value of its investments in the affected market. As a result, the risks described above, including the risks of nationalization or expropriation of assets, may be heightened. In addition, unanticipated political or social developments may affect the value of investments in these countries and the availability to the Fund of additional investments. The small size and inexperience of the securities markets in certain of these countries and the limited volume of trading in securities in these countries may make investments in the countries illiquid and more volatile than investments in Japan or most Western European countries.

Also, there may be less publicly available information about issuers in emerging markets than would be available about issuers in more developed capital markets, and such issuers may not be subject to accounting, auditing and financial reporting standards and requirements comparable to those to which U.S. companies are subject. In certain countries with emerging capital markets, reporting standards vary widely. As a result, traditional investment measurements used in the United States, such as price/earnings ratios, may not be applicable. Emerging market securities may be substantially less liquid and more volatile than those of mature markets, and company shares may be held by a limited number of persons. This may adversely affect the timing and pricing of the Fund’s acquisition or disposal of securities.
Practices in relation to settlement of securities transactions in emerging markets involve higher risks than those in developed markets, in part because the Fund will need to use brokers and counterparties that are less well capitalized, and custody and registration of assets in some countries may be unreliable. The possibility of fraud, negligence, undue influence being exerted by the issuer or refusal to recognize ownership exists in some emerging markets, and, along with other factors, could result in ownership registration being completely lost. The Funds would absorb any loss resulting from such registration problems and may have no successful claim for compensation.
Futures Contracts and Options on Futures Contracts. Futures contracts provide for the future sale by one party and purchase by another party of a specified amount of a specific security at a specified future time and at a specified price. An option on a futures contract gives the purchaser the right, in exchange for a premium, to assume a position in a futures contract at a specified exercise price during the term of the option. The Dynamic Equity Fund may use futures contracts and related options for bona fide hedging purposes, to offset changes in the value of securities held or expected to be acquired or be disposed of, to minimize fluctuations in foreign currencies, or to gain exposure to a particular market or instrument. Some strategies reduce the Dynamic Equity Fund’s exposure to price fluctuations, while others tend to increase its exposure. The Dynamic Equity Fund will minimize the risk that it will be unable to close out a futures contract by only entering into futures contracts which are traded on national futures exchanges. In addition, the Dynamic Equity Fund will only sell covered futures contracts and options on futures contracts.
Stock and bond index futures are futures contracts for various stock and bond indices that are traded on registered securities exchanges.  Stock and bond index futures contracts obligate the seller to deliver (and the purchaser to take) an amount of cash equal to a specific dollar amount times the difference between the value of a specific stock or bond index at the close of the last trading day of the contract and the price at which the agreement is made.

Stock and bond index futures contracts are bilateral agreements pursuant to which two parties agree to take or make delivery of an amount of cash equal to a specified dollar amount times the difference between the stock or bond index value at the close of trading of the contract and the price at which the futures contract is originally struck.  No physical delivery of the stocks or bonds comprising the index is made; generally contracts are closed out prior to the expiration date of the contracts.

No price is paid upon entering into futures contracts. Instead, the Fund would be required to deposit an amount of cash or U.S. Treasury securities known as “initial margin.” Subsequent payments, called “variation margin,” to and from the broker, would be made on a daily basis as the value of the futures position varies (a process known as “marking to market”). The margin is in the nature of a performance bond or good-faith deposit on a futures contract.

There are risks associated with these activities, including the following: (1) the success of a hedging strategy may depend on an ability to predict movements in the prices of individual securities, fluctuations in markets and movements in interest rates; (2) there may be an imperfect or no correlation between the changes in market value of the securities held by the Fund and the prices of futures and options on futures; (3) there may not be a liquid secondary market for a futures contract or option; (4) trading restrictions or limitations may be imposed by an exchange; and (5) government regulations may restrict trading in futures contracts and futures options.

The Dynamic Equity Fund may buy and sell futures contracts and related options to manage its exposure to changing interest rates and securities prices.  Some strategies reduce the Dynamic Equity Fund’s exposure to price fluctuations, while others tend to increase its market exposure.  Futures and options on futures can be volatile instruments and involve certain risks that could negatively impact the Fund’s return.  When the Dynamic Equity Fund purchases or sells a futures contract, or sells an option thereon, the Fund is required to “cover” its position in order to limit the risk associated with the use of leverage and other related risks. To cover its position, the Fund may maintain with its custodian bank (and marked-to-market on a daily basis), a segregated account consisting of cash or liquid securities that, when added to any amounts deposited with a futures commission merchant as margin, are equal to the market value of the futures contract or otherwise “cover” its position in a manner consistent with the 1940 Act or the rules and SEC interpretations thereunder. If the Dynamic Equity Fund continues to engage in the described investment techniques and properly covers its investment in the manner described above, the segregated account or other form of coverage will function as a practical limit on the amount of leverage which the Fund may undertake and on the potential increase in the speculative character of the Fund’s outstanding investments. Additionally, such coverage will generally assure the availability of adequate funds to meet the obligations of the Fund arising from such investment activities.

The Dynamic Equity Fund may use futures contracts to seek to gain broad market exposure or to hedge against market and other risks in its portfolio.

Illiquid Securities. Subject to the limitations in the 1940 Act and the rules thereunder, the Funds may invest in illiquid securities. No Fund may acquire an illiquid security if, immediately after the acquisition, it would have invested more than 15% of its net assets in illiquid securities. Certain Funds may have additional limitations on investments in illiquid securities. Illiquid securities are securities that a Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the security.

The Trust has implemented a written liquidity risk management program (the “LRM Program”) and related procedures to manage the liquidity risk of each Fund in accordance with Rule 22e-4 under the 1940 Act (“Rule 22e-4”). Rule 22e-4 defines “liquidity risk” as the risk that a fund could not meet requests to redeem shares issued by the fund without significant dilution of the remaining investors' interests in the fund. The Board has designated Touchstone Advisors to serve as the program administrator ("Program Administrator") of the LRM Program and the related procedures. As a part of the LRM Program, the Program Administrator is responsible for identifying illiquid investments and categorizing the relative liquidity of each Fund's investments in accordance with Rule 22e-4. Under the LRM Program, the Program Administrator assesses, manages, and periodically reviews each Fund's liquidity risk, and is responsible for making periodic reports to the Board and the SEC regarding the liquidity of each Fund's investments, and for notifying the Board and the SEC of certain liquidity events specified in Rule 22e-4. The liquidity of each Fund's portfolio investments is determined based on relevant market, trading and investment-specific considerations under the LRM Program.

Illiquid securities include, among others, demand instruments with demand notice periods exceeding seven days, securities for which there is no active secondary market, and repurchase agreements with maturities of over seven days in length. The Funds may invest in securities that are neither listed on a stock exchange nor traded over-the-counter, including privately placed securities.  Investing in unlisted securities, including investments in new and early stage companies, may involve a high degree of business and financial risk that can result in substantial losses.  As a result of the absence of a public trading market for these securities, they may be less liquid than publicly traded securities.  Because these types of securities are thinly traded, if at all, and market prices for these types of securities are generally not readily available, the Funds typically determine the price for these types of securities in good faith in accordance with policies and procedures adopted by the Board.  Although these securities may be resold in privately negotiated transactions, the prices realized from these sales could be less than those originally paid by a Fund, or less than what may be considered the fair value of such securities.  Further, companies whose securities are not publicly traded may not be subject to the disclosure and other investor protection requirements which might be applicable if their securities were publicly traded. If such securities are required to be registered under the securities laws of one or more jurisdictions before being resold, a Fund may be required to bear the expenses of registration.

In addition, the Funds believe that certain investments in joint ventures, cooperatives, partnerships, private placements, unlisted securities and other similar situations (collectively, “special situations”) could enhance a Fund’s capital appreciation potential.  To the extent these investments are deemed illiquid, a Fund’s investment in them will be consistent with their applicable restriction on investment in illiquid securities.  Investments in special situations and certain other instruments may be liquid, as determined by the Program Administrator of the Funds' LRM Program.

Initial Public Offerings (“IPOs”). Due to the typically small size of the IPO allocation available to the Dynamic Equity Fund and the nature and market capitalization of the companies involved in IPOs, the sub-advisor will often purchase IPO shares that would qualify as a permissible investment for the Fund but will instead decide to allocate those IPO purchases to other funds they advise. Any such allocation will be done in a fair and equitable manner according to a specific and consistent process.  Because IPO shares frequently are volatile in price, the Fund may hold IPO shares for a very short period of time.  This may increase the turnover of the Fund’s portfolio and may lead to increased expenses to the Fund, such as commissions and transaction costs.  By selling shares of an IPO, the Fund may realize taxable capital gains that it will subsequently distribute to shareholders.

Most IPOs involve a high degree of risk not normally associated with offerings of more seasoned companies.  Companies involved in IPOs generally have limited operating histories, and their prospects for future profitability are uncertain.  These companies often are engaged in new and evolving businesses and are particularly vulnerable to competition and to changes in technology, markets and economic conditions.  They may be dependent on certain key managers and third-parties, need more personnel and other resources to manage growth and require significant additional capital.  They may also be dependent on limited product lines and uncertain property rights and need regulatory approvals.  Investors in IPOs can be affected by substantial dilution in the value of their shares, by sales of additional shares and by concentration of control in existing management and principal shareholders.  Stock prices of IPOs can also be highly unstable, due to the absence of a prior public market, the small number of shares available for trading and limited investor information.

Interests in Publicly Traded Limited Partnerships. Interests in publicly traded limited partnerships (limited partnership interests or units) represent equity interests in the assets and earnings of the partnership’s trade or business.  Unlike common stock in a corporation, limited partnership interests have limited or no voting rights.  However, many of the risks of investing in common stocks are still applicable to investments in limited partnership interests.  In addition, limited partnership interests are subject to risks not present in common stock.  For example, income generated from limited partnerships deemed not to be “publicly traded” may not be considered “qualifying income” under the Code, and may trigger adverse tax consequences (please refer to the “Federal Income Taxes” section of this SAI for a discussion of relevant tax risks).  Also, since publicly traded limited partnerships are a less common form of organizational structure than corporations, the limited partnership units may be less liquid than publicly traded common stock.  Also, because of the difference in organizational structure, the fair value of limited partnership units in the Fund’s portfolio may be based either upon the current market price of such units, or if there is no current market price, upon the pro rata value of the underlying assets of the partnership.  Limited partnership units also have the risk that the limited partnership might, under certain circumstances, be treated as a general partnership giving rise to broader liability exposure to the limited partners for activities of the partnership.  Further, the general partners of a limited partnership may be able to significantly change the business or asset structure of a limited partnership without the limited partners having any ability to disapprove any such changes.  In certain limited partnerships, limited partners may also be required to return distributions previously made in the event that excess distributions have been made by the partnership, or in the event that the general partners, or their affiliates, are entitled to indemnification.

Interfund Lending. A SEC exemptive order permits the Funds to participate in an interfund lending program with other funds in the Touchstone family of funds. This program allows the Touchstone Funds to borrow money from, and lend money to, each other for temporary or emergency purposes, such as to satisfy redemption requests or to cover unanticipated cash shortfalls. A Fund may not borrow through the interfund lending program for leverage purposes. To the extent permitted by its investment goal, strategies, and policies, a Fund may (1) lend uninvested cash to other Touchstone Funds in an amount up to 15% of the lending Fund's net assets at the time of the loan (including lending up to 5% of its net assets to any single Touchstone Fund) and (2) borrow money from other Touchstone Funds provided that total outstanding borrowings from all sources do not exceed 33 1/3% of its total assets. A Fund may borrow through the interfund lending program on an unsecured basis (i.e., without posting collateral) if its aggregate borrowings from all sources immediately after the interfund borrowing represent 10% or less of the Fund’s total assets. However, if a Fund’s aggregate borrowings from all sources immediately after the interfund borrowing would exceed 10% of the Fund’s total assets, the Fund may borrow through the interfund lending program on a secured basis only. Any fund that has outstanding interfund borrowings may not cause its outstanding borrowings, from all sources, to exceed 10% of its total assets without first securing each interfund loan. If a Fund has any outstanding secured borrowings from other sources, including another fund, at the time it requests an interfund loan, the Fund's interfund borrowing will be secured on at least an equal priority basis with at least an equivalent percentage of collateral to loan value as any outstanding collateralized loan.

Any loan made through the interfund lending program is required to be more beneficial to a borrowing fund (i.e., at a lower interest rate) than borrowing from a bank and more beneficial to a lending fund (i.e., at a higher rate of return) than an alternative short-term investment. The term of an interfund loan is limited to the time required to obtain sufficient cash to repay the loan through either the sale of the Fund's portfolio securities or net sales of Fund shares, but in no event more than seven days. In addition, an interfund loan is callable with one business day’s notice.

The limitations discussed above, other conditions of the SEC exemptive order, and related policies and procedures implemented by Touchstone are designed to minimize the risks associated with interfund lending for both borrowing Funds and lending Funds. However, no borrowing or lending activity is without risk. When a Fund borrows money from another Touchstone Fund, there is a risk that the loan could be called on one business day’s notice or not renewed, in which case the Fund may need to borrow from a bank at higher rates if an interfund loan were not available from another Touchstone Fund. Furthermore, a delay in repayment to a lending Fund could result in a lost investment opportunity or additional lending costs.

LIBOR Transition. Many debt securities, derivatives and other financial instruments in which the Funds may invest, as well as any borrowings made by the Funds from banks or from other lenders, utilize the London Interbank Offered Rate (“LIBOR”) as the reference or benchmark rate for interest rate calculations. LIBOR is a measure of the average interest rate at which major global banks can borrow from one another. It is quoted in multiple currencies and tenors using data reported by a panel of private-sector banks. Following allegations of rate manipulation in 2012 and concerns regarding its thin liquidity, the use of LIBOR came under increasing pressure, and in July 2017, the U.K. Financial Conduct Authority, which regulates LIBOR, announced that it will stop encouraging banks to provide the quotations needed to sustain LIBOR after 2021. This may cause LIBOR to cease to be published. LIBOR panel banks have agreed to submit quotations to LIBOR through the end of 2021. Before then, it is expected that market participants will transition to the use of different reference or benchmark indices. However, there is currently no definitive information regarding the future utilization of LIBOR or of any particular replacement index. Regulators have suggested alternative reference rates, but global consensus is lacking and the process for amending existing contracts or instruments to transition away from LIBOR remains unclear.

While it is expected that market participants will amend financial instruments referencing LIBOR to include fallback provisions and other measures that contemplate the discontinuation of LIBOR or other similar market disruption events, neither the effect of the transition process nor the viability of such measures is known. While market participants have begun transitioning away from LIBOR, there are obstacles to converting certain longer term securities and transactions to a new benchmark or benchmarks. The effectiveness of multiple alternative reference indices as opposed to one primary reference index has not been determined. The effectiveness of alternative reference indices used in new or existing financial instruments and products has also not yet been determined. As market participants transition away from LIBOR, LIBOR's usefulness may deteriorate, which could occur prior to the end of 2021. The transition process may lead to increased volatility and illiquidity in markets that currently rely on LIBOR to determine interest indices. LIBOR's deterioration may adversely affect the liquidity and/or market value of securities that use LIBOR as a benchmark interest index, including securities and other financial instruments held by the Funds. Further, the utilization of an alternative reference index, or the transition process to an alternative reference index, may adversely affect the Funds' performance.

Master Limited Partnership ("MLP") Risk. Investing in MLPs involves certain risks related to investing in the underlying assets of MLPs and risks associated with pooled investment vehicles. MLPs holding credit-related investments are subject to interest-rate risk and the risk of default on payment obligations by debt securities. In addition, investments in the debt and securities of MLPs involve certain other risks, including risks related to limited control and limited rights to vote on matters affecting MLPs, risks related to potential conflicts of interest between an MLP and the MLP's general partner, cash flow risks, dilution risks and risks related to the general partner's right to require unit-holders to sell their common units at an undesirable time or price. The Dynamic Equity Fund's investments in MLPs may be subject to legal and other restrictions on resale or may be less liquid than publicly traded securities. Certain MLP securities may trade in lower volumes due to their smaller capitalizations, and may be subject to more abrupt or erratic price movements and may lack sufficient market liquidity to enable the fund to effect sales at an advantageous time or without a substantial drop in price. If the Dynamic Equity Fund is one of the largest investors in an MLP, it may be more difficult for the Fund to buy and sell significant amounts of such investments without an unfavorable impact on prevailing market prices. Larger purchases or sales of MLP investments by the Dynamic Equity Fund in a short period of time may cause abnormal movements in the market price of these investments. As a result, these investments may be difficult to dispose of at an advantageous price when a fund desires to do so. During periods of interest rate volatility, these investments may not provide attractive returns, which may adversely impact the overall performance of the Dynamic Fund. MLPs in which the Dynamic Equity Fund may invest operate oil, natural gas, petroleum, or other facilities within the energy sector. As a result, the Dynamic Equity Fund will be susceptible to adverse economic, environmental, or regulatory occurrences impacting the energy sector.

Micro-Cap Securities. The Dynamic Equity Fund may invest in companies whose total market capitalization at the time of investment is generally between $30 million and $500 million, referred to as micro-cap companies.  Micro-cap companies may not be well-known to the investing public, may not have significant institutional ownership and may have cyclical, static or only moderate growth prospects.  Micro-cap companies may have greater risk and volatility than large companies and may lack the management depth of larger, mature issuers.  Micro-cap companies may have relatively small revenues and limited product lines, markets, or financial resources, and their securities may trade less frequently and in more limited volume than those of larger, more mature companies.  In addition, micro-cap companies may be developing or marketing new products or services for which markets are not yet established and may never become established.  As a result, the prices of their securities may fluctuate more than those of larger issuers.

Money Market Instruments. Money market securities are high-quality, dollar-denominated, short-term debt instruments.  They include: (i) bankers’ acceptances, certificates of deposits, notes and time deposits of highly-rated U.S. banks and U.S. branches of foreign banks; (ii) U.S. Treasury obligations and obligations issued or guaranteed by the agencies and instrumentalities of the U.S. government; (iii) high-quality commercial paper issued by U.S. and foreign corporations; (iv) debt obligations with a maturity of one year or less issued by corporations with outstanding high-quality commercial paper ratings; and (v) repurchase agreements involving any of the foregoing obligations entered into with highly-rated banks and broker-dealers.

Obligations of Supranational Entities. Obligations of supranational entities are obligations of entities established through the joint participation of several governments, such as the Asian Development Bank, the Inter-American Development Bank, International Bank of Reconstruction and Development (World Bank), African Development Bank, European Economic Community, European Investment Bank and the Nordic Investment Bank.

Options. A put option gives the purchaser of the option the right to sell, and the writer of the option the obligation to buy, the underlying security at any time during the option period. A call option gives the purchaser of the option the right to buy, and the writer of the option the obligation to sell, the underlying security at any time during the option period. The premium paid to the writer is the consideration for undertaking the obligations under the option contract. The initial purchase (sale) of an option contract is an “opening transaction.” In order to close out an option position, the Dynamic Equity Fund may enter into a “closing transaction,” which is simply the sale (purchase) of an option contract on the same security with the same exercise price and expiration date as the option contract originally opened.  If the Dynamic Equity Fund is unable to effect a closing purchase transaction with respect to an option it has written, it will not be able to sell the underlying security until the option expires or the Fund delivers the security upon exercise.

The Dynamic Equity Fund may purchase put and call options to protect against a decline in the market value of the securities in its portfolio or to anticipate an increase in the market value of securities that the Fund may seek to purchase in the future.  The Dynamic Equity Fund will pay a premium when purchasing put and call options.  If price movements in the underlying securities are such that exercise of the options would not be profitable for the Fund, loss of the premium paid may be offset by an increase in the value of the Fund’s securities or by a decrease in the cost of acquisition of securities by the Fund.

The Dynamic Equity Fund may write both covered call and put options. The Dynamic Equity Fund may write covered call options as a means of increasing the yield on its portfolio and as a means of providing limited protection against decreases in its market value.  When the Dynamic Equity Fund sells an option, if the underlying securities do not increase or decrease to a price level that would make the exercise of the option profitable to the holder thereof, the option generally will expire without being exercised and the Fund will realize as profit the premium received for such option.  When a call option written by the Dynamic Equity Fund is exercised, the Fund will be required to sell the underlying securities to the option holder at the strike price, and will not participate in any increase in the price of such securities above the strike price.  When a put option written by the Dynamic Equity Fund is exercised, the Fund will be required to purchase the underlying securities at the strike price, which may be in excess of the market value of such securities.

The Dynamic Equity Fund may purchase and write options on an exchange or over-the-counter.  Over-the-counter options (“OTC options”) differ from exchange-traded options in several respects.  They are transacted directly with dealers and not with a clearing corporation, and therefore entail the risk of non-performance by the dealer.  OTC options are available for a greater variety of securities and for a wider range of expiration dates and exercise prices than are available for exchange-traded options.  Because OTC options are not traded on an exchange, pricing is done normally by reference to information from a market maker.  It is the position of the staff of the SEC that OTC options are generally illiquid.

The Dynamic Equity Fund may purchase and write put and call options on foreign currencies (traded on U.S. and foreign exchanges or over-the-counter markets) to manage its exposure to exchange rates.  Call options on foreign currencies written by the Dynamic Equity Fund will be “covered,” which means that the Fund will own an equal amount of the underlying foreign currency.  With respect to put options on foreign currency written by the Dynamic Equity Fund, the Fund will establish a segregated account with its custodian consisting of cash or liquid, high grade debt securities in an amount equal to the amount the Fund would be required to pay upon exercise of the put, earmark assets as cover or otherwise “cover” its position in a manner consistent with the 1940 Act or the rules and SEC interpretations.
Buyers and sellers of foreign currency options are subject to the same risks that apply to options generally. There are certain additional risks associated with foreign currency options. The markets in foreign currency options are relatively new, and the Fund’s ability to establish and close out positions on such options is subject to the maintenance of a liquid secondary market. There can be no assurance that a liquid secondary market will exist for a particular option at any specific time. In addition, options on foreign currencies are affected by all of those factors that influence foreign exchange rates and investments generally.
The value of a foreign currency option depends upon the value of the underlying currency relative to the U.S. dollar. As a result, the price of the option position may vary with changes in the value of either or both currencies and may have no relationship to the investment merits of a foreign security. Because foreign currency transactions occurring in the interbank market involve substantially larger amounts than those that may be involved in the use of foreign currency options, investors may be disadvantaged by having to deal in an odd lot market (generally consisting of transactions of less than $1 million) for the underlying foreign currencies at prices that are less favorable than for round lots.
There is no systematic reporting of last sale information for foreign currencies or any regulatory requirement that quotations available through dealers or other market sources be firm or revised on a timely basis. Available quotation information is generally representative of very large transactions in the interbank market and thus may not reflect relatively smaller transactions (i.e., less than $1 million) where rates may be less favorable. The interbank market in foreign currencies is a global, around-the-clock market. To the extent that the U.S. option markets are closed while the markets for the underlying currencies remain open, significant price and rate movements may take place in the underlying markets that cannot be reflected in the options markets until they reopen.

The Dynamic Equity Fund may purchase and write put and call options on indices and enter into related closing transactions.  Put and call options on indices are similar to options on securities except that options on an index give the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the underlying index is greater than (or less than, in the case of puts) the exercise price of the option.  This amount of cash is equal to the difference between the closing price of the index and the exercise price of the option, expressed in dollars multiplied by a specified number.  Thus, unlike options on individual securities, all settlements are in cash, and gain or loss depends on price movements in the particular market represented by the index generally, rather than the price movements in individual securities.  The Dynamic Equity Fund may choose to terminate an option position by entering into a closing transaction.  The ability of the Fund to enter into closing transactions depends upon the existence of a liquid secondary market for such transactions.

All options written on indices must be covered.  When the Dynamic Equity Fund writes an option on an index, it will establish a segregated account containing cash or liquid securities with its custodian in an amount at least equal to the market value of the option and will maintain the account while the option is open or will otherwise cover the transaction.

The Dynamic Equity Fund will not engage in transactions involving interest rate futures contracts for speculation but only as a hedge against changes in the market values of debt securities held or intended to be purchased by the Fund and where the transactions are appropriate to reduce the Fund’s interest rate risks.  There can be no assurance that hedging transactions will be successful.  The Fund also could be exposed to risks if it cannot close out its futures or options positions because of any illiquid secondary market.

Futures and options have effective durations that, in general, are closely related to the effective duration of the securities that underlie them.  Holding purchased futures or call option positions (backed by segregated cash or other liquid securities) will lengthen the duration of the Fund’s portfolio.

Risks associated with options transactions include: (1) the success of a hedging strategy may depend on an ability to predict movements in the prices of individual securities, fluctuations in markets and movements in interest rates; (2) there may be an imperfect correlation between the movement in prices of options and the securities underlying them; (3) there may not be a liquid secondary market for options; and (4) while the Dynamic Equity Fund will receive a premium when it writes covered call options, it may not participate fully in a rise in the market value of the underlying security.
Ordinary Shares. Ordinary shares are shares of foreign issuers that are traded abroad and on a United States exchange.  Ordinary shares may be purchased with and sold for U.S. dollars.  Investing in foreign companies may involve risks not typically associated with investing in United States companies.  See “Foreign Securities.”

Other Investment Companies. Investment companies include open-and closed-end funds, exchange-traded funds, and any other pooled investment vehicle that meets the definition of an investment company under the 1940 Act, whether such companies are required to register under the 1940 Act or not. As a shareholder of another investment company, the Funds would be subject to the same risks as any other investor in that investment company. The Funds' purchase of such investment company securities results in the layering of expenses, such that shareholders would indirectly bear a proportionate share of the operating expenses of such investment companies, including advisory fees, in addition to paying Fund expenses. Investments in registered investment company shares are subject to limitations prescribed by the 1940 Act and its rules, and applicable SEC staff interpretations or applicable exemptive relief granted by the SEC. The 1940 Act currently provides, in part, that the Funds generally may not purchase shares of a registered investment if (a) such a purchase would cause the Fund to own in the aggregate more than 3% of the total outstanding voting stock of the investment company to (b) such a purchase would cause the Fund to have more than 5% of its total assets invested in the investment company or (c) more than 10% of the Fund's total assets would be invested in the aggregate in all registered investment companies.

Over-The-Counter Stocks. The Dynamic Equity Fund may invest in over-the-counter stocks.  In contrast to the securities exchanges, the over-the-counter market is not a centralized facility that limits trading activity to securities of companies which initially satisfy certain defined standards.  Generally, the volume of trading in an unlisted or over-the-counter common stock is less than the volume of trading in a listed stock.  This means that the depth of market liquidity of some stocks in which each Fund invests may not be as great as that of other securities and, if the Fund was to dispose of such a stock, it might have to offer the shares at a discount from recent prices, or sell the shares in small lots over an extended period of time.

Preferred Stock. Preferred stock has a preference over common stock in liquidation (and generally for dividend receipt as well) but is subordinated to the liabilities of the issuer in all respects. As a general rule, the market value of preferred stock with a fixed dividend rate and no conversion element varies inversely with interest rates and perceived credit risk, while the market price of convertible preferred stock generally also reflects some element of conversion value. Because preferred stock is junior to debt securities and other obligations of the issuer, deterioration in the credit quality of the issuer will cause greater changes in the value of a preferred stock than in a more senior debt security with similar stated yield characteristics. Unlike interest payments on debt securities, preferred stock dividends generally are payable only if declared by the issuer’s board of directors. Preferred stock also may be subject to optional or mandatory redemption provisions.

Privatization. Privatizations are foreign government programs for selling all or part of the interests in government owned or controlled enterprises. The ability of a U.S. entity to participate in privatizations in certain foreign countries may be limited by local law, or the terms on which the Fund may be permitted to participate may be less advantageous than those applicable for local investors. There can be no assurance that foreign governments will continue to sell their interests in companies currently owned or controlled by them or that privatization programs will be successful.

Real Estate Investment Trusts (“REITs”). The Dynamic Equity Fund may invest in REITs, which pool investors’ money for investment in income producing commercial real estate or real estate related loans or interests.

A REIT is not subject to federal income tax on income distributed to its shareholders or unitholders if it complies with regulatory requirements relating to its organization, ownership, assets and income, and with a regulatory requirement that it distribute to its shareholders or unitholders at least 90% of its taxable income for each taxable year.  Generally, REITs can be classified as Equity REITs, Mortgage REITs and Hybrid REITs.  Equity REITs invest the majority of their assets directly in real property and derive their income primarily from rents and capital gains from appreciation realized through property sales.  Mortgage REITs invest the majority of their assets in real estate mortgages and derive their income primarily from interest payments.  Hybrid REITs combine the characteristics of both Equity and Mortgage REITs.  A shareholder in the Dynamic Equity Fund should realize that by investing in REITs indirectly through the Fund, he or she will bear not only his or her proportionate share of the expenses of the Fund, but also indirectly, similar expenses of underlying REITs.

The Dynamic Equity Fund may be subject to certain risks associated with the direct investments of the REITs.  REITs may be affected by changes in their underlying properties and by defaults by borrowers or tenants.  Mortgage REITs may be affected by the quality of the credit extended.  Furthermore, REITs are dependent on specialized management skills.  Some REITs may have limited diversification and may be subject to risks inherent in financing a limited number of properties.  REITs depend generally on their ability to generate cash flow to make distributions to shareholders or unitholders, and may be subject to defaults by borrowers and to self-liquidations.  In addition, the performance of a REIT may be affected by its failure to qualify for tax-free pass-through of income under the Code or its failure to maintain exemption from registration under the 1940 Act.

ReFlow Liquidity Program. The Funds may participate in the ReFlow liquidity program, which is designed to provide an alternative liquidity source for mutual funds experiencing redemptions of their shares. In order to pay cash to shareholders who redeem their shares on a given day, a mutual fund typically must hold cash in its portfolio, liquidate portfolio securities, or borrow money, all of which impose certain costs on the fund. ReFlow Fund, LLC ("ReFlow") provides participating mutual funds with another source of cash by standing ready to purchase shares from a fund up to the amount of the fund’s net redemptions on a given day. ReFlow then generally redeems those shares when the fund experiences net sales. In return for this service, a Fund will pay a fee to ReFlow at a rate determined by a daily auction with other participating mutual funds. The costs to a Fund for participating in ReFlow are expected to be influenced by and comparable to the cost of other sources of liquidity, such as a Fund’s short-term lending arrangements or the costs of selling portfolio securities to meet redemptions. In accordance with federal securities laws, ReFlow is prohibited from acquiring more than 3% of the outstanding voting securities of a Fund. There is no assurance that ReFlow will have sufficient funds available to meet a Fund's liquidity needs on a particular day. Investments in the Funds by ReFlow in connection with the ReFlow liquidity program are not subject to the market timing limitations described in the Funds' prospectus.

Repurchase Agreements. Repurchase agreements are transactions by which the Dynamic Equity Fund purchases a security and simultaneously commits to resell that security to the seller at an agreed upon time and price, thereby determining the yield during the term of the agreement. In the event of a bankruptcy or other default of the seller of a repurchase agreement, the Dynamic Equity Fund could experience both delays in liquidating the underlying security and losses. To minimize these possibilities, the Dynamic Equity Fund intends to enter into repurchase agreements only with its custodian, with banks having assets in excess of $10 billion and with broker-dealers who are recognized as primary dealers in U.S. government obligations by the Federal Reserve Bank of New York. Collateral for repurchase agreements is held in safekeeping in the customer-only account of the Fund’s custodian at the Federal Reserve Bank. The Dynamic Equity Fund will not enter into a repurchase agreement not terminable within seven days if, as a result thereof, more than 15% of the value of its net assets would be invested in such securities and other illiquid securities.

Although the securities subject to a repurchase agreement might bear maturities exceeding one year, settlement for the repurchase would never be more than one year after the Dynamic Equity Fund’s acquisition of the securities and normally would be within a shorter period of time. The resale price will be in excess of the purchase price, reflecting an agreed upon market rate effective for the period of time the Fund’s money will be invested in the securities, and will not be related to the coupon rate of the purchased security. At the time the Fund enters into a repurchase agreement, the value of the underlying security, including accrued interest, will equal or exceed the value of the repurchase agreement, and in the case of a repurchase agreement exceeding one day, the seller will agree that the value of the underlying security, including accrued interest, will at all times equal or exceed the value of the repurchase agreement. The collateral securing the seller’s obligation must consist of cash or securities that are issued or guaranteed by the United States government or its agencies. The collateral will be held by the custodian or in the Federal Reserve Book Entry System.

For purposes of the 1940 Act, a repurchase agreement is deemed to be a loan from the Dynamic Equity Fund to the seller subject to the repurchase agreement and is therefore subject to the Fund’s investment restriction applicable to loans. It is not clear whether a court would consider the securities purchased by the Dynamic Equity Fund subject to a repurchase agreement as being owned by the Fund or as being collateral for a loan by the Fund to the seller. In the event of the commencement of bankruptcy or insolvency proceedings with respect to the seller of the securities before repurchase of the security under a repurchase agreement, the Dynamic Equity Fund may encounter delays and incur costs before being able to sell the security. Delays may involve loss of interest or decline in price of the security. If a court characterized the transaction as a loan and the Dynamic Equity Fund has not perfected a security interest in the security, the Fund may be required to return the security to the seller’s estate and be treated as an unsecured creditor of the seller. As an unsecured creditor, the Dynamic Equity Fund would be at risk of losing some or all of the principal and income involved in the transaction. As with any unsecured debt obligation purchased for the Fund, the sub-advisor seeks to minimize the risk of loss through repurchase agreements by analyzing the creditworthiness of the obligor, in this case, the seller. Apart from the risk of bankruptcy or insolvency proceedings, there is also the risk that the seller may fail to repurchase the security, in which case the Dynamic Equity Fund may incur a loss if the proceeds to the Fund of the sale of the security to a third party are less than the repurchase price. However, if the market value of the securities subject to the repurchase agreement becomes less than the repurchase price (including interest), the Fund involved will direct the seller of the security to deliver additional securities so that the market value of all securities subject to the repurchase agreement will equal or exceed the repurchase price. It is possible that the Fund will be unsuccessful in seeking to enforce the seller’s contractual obligation to deliver additional securities.
Reverse Repurchase Agreement, Dollar Roll, and Reverse Dollar Roll Transactions. A reverse repurchase agreement involves a sale by the Dynamic Equity Fund of securities that it holds to a bank, broker-dealer or other financial institution concurrently with an agreement by the Fund to repurchase the same securities at an agreed-upon price and date.  Reverse repurchase agreements are considered borrowing by the Fund and are subject to the Dynamic Equity Fund’s limitations on borrowing.  A dollar roll transaction involves a sale by the Fund of an eligible security to a financial institution concurrently with an agreement by the Fund to repurchase a similar eligible security from the institution at a later date at an agreed-upon price.  A reverse dollar roll transaction involves a purchase by the Dynamic Equity Fund of an eligible security from a financial institution concurrently with an agreement by the Fund to resell a similar security to the institution at a later date at an agreed-upon price. The Dynamic Equity Fund will fully collateralize its reverse repurchase agreements, dollar roll and reverse dollar roll transactions in an amount at least equal to the Fund’s obligations under the reverse repurchase agreement, dollar roll or reverse dollar roll transaction by segregating cash or other liquid securities, earmarking cash or other liquid securities or otherwise “cover” its position in a manner consistent with the 1940 Act or the rules and SEC interpretations.

Royalty Trusts. Royalty trusts are structured similarly to REITs. A royalty income trust generally acquires an interest in natural resource companies or chemical companies and distributes the income it receives to the investors of the royalty income trust.  A sustained decline in demand for crude oil, natural gas and refined petroleum products could adversely affect income and royalty trust revenues and cash flows. Factors that could lead to a decrease in market demand include a recession or other adverse economic conditions, an increase in the market price of the underlying commodity, higher taxes or other regulatory actions that increase costs, or a shift in consumer demand for such products. A rising interest rate environment could adversely impact the performance of royalty trusts. Rising interest rates could limit the capital appreciation of royalty trusts because of the increased availability of alternative investments at more competitive yields.

Rule 144A Securities. The Dynamic Equity Fund invests in Rule 144A securities, which are securities exempt from registration on resale pursuant to Rule 144A under the Securities Act of 1933, as amended (“1933 Act”).  Rule 144A securities are traded in the institutional market pursuant to this registration exemption, and, as a result, may not be as liquid as exchange-traded securities since they may only be resold to certain qualified institutional investors.  Due to the relatively limited size of this institutional market, these securities may affect the liquidity of Rule 144A securities to the extent that qualified institutional buyers become, for a time, uninterested in purchasing such securities.  Nevertheless, Rule 144A securities may be treated as liquid securities pursuant to the Fund's LRM Program.

Securities Lending. In order to generate additional income, the Funds may lend their securities pursuant to agreements requiring that the loan be continuously secured by collateral consisting of: (1) cash in U.S. dollars; (2) securities issued or fully guaranteed by the United States government or issued and unconditionally guaranteed by any agencies thereof; or (3) irrevocable performance letters of credit issued by banks approved by the Fund.  All collateral must equal at least 100% of the market value of the loaned securities.  A Fund continues to receive interest on the loaned securities while simultaneously earning interest on the investment of cash collateral.  Collateral is marked to market daily.  There may be risks of delay in recovery of the securities or even loss of rights in the collateral should the borrower of the securities fail financially or become insolvent. In addition, cash collateral invested by the lending Fund is subject to investment risk and the Fund may experience losses with respect to its collateral investments. The SEC currently requires that the following conditions must be met whenever a Fund’s portfolio securities are loaned:  (1) the Fund must receive at least 100% cash collateral from the borrower; (2) the borrower must increase such collateral whenever the market value of the securities rises above the level of such collateral; (3) the Fund must be able to terminate the loan at any time; (4) the Fund must receive reasonable interest on the loan, as well as any dividends, interest or other distributions on the loaned securities, and any increase in market value; (5) the Fund may pay only reasonable custodian fees approved by the Board in connection with the loan; (6) while voting rights on the loaned securities may pass to the borrower, the Fund must have the ability to terminate the loan and regain the right to vote the securities if a material event adversely affecting the investment occurs, and (7) the Fund may not loan its portfolio securities so that the value of the loaned securities is more than one-third of its total asset value, including collateral received from such loans.

The Trust has appointed Brown Brothers Harriman & Co. (“BBH”) as its lending agent in connection with the Funds’ securities lending program. BBH administers the securities lending program in accordance with operational procedures it has established in conjunction with the Funds. As the securities lending agent, BBH lends certain securities, which are held in custody accounts maintained with BBH, to borrowers that have been approved by the Funds. As securities lending agent, BBH is authorized to execute certain agreements and documents and take such actions as may be necessary or appropriate to carry out the securities lending program.

The dollar amounts of income and fees and compensation paid to all service providers related to the Funds that participated in securities lending activities during the fiscal year ended December 31, 2019 were as follows:

Fund Name	Dynamic Equity Fund	Dynamic Diversified Income Fund	Dynamic Global Allocation Fund
Gross Income from securities lending activities	$—	$95,321	$21,751
Fees and/or compensation for securities lending activities and related services
Fees paid to securities lending agent from a revenue split	$—	$9,169	$2,607
Fees paid for any cash collateral management service (including fees deducted from a pooled cash collateral reinvestment vehicle) that are not included in the revenue split	$—	$5,851	$1,258
Administrative fees not included in revenue split	$—	$—	$—
Indemnification fee not included in revenue split	$—	$—	$—
Rebate (paid to borrower)	$—	$34,196	$4,371
Other fees not included in revenue split (specify)	$—	$—	$—
Aggregate fees/compensation for securities lending activities	$—	$49,216	$8,236
Net Income from securities lending activities	$—	$46,105	$13,515

Senior Securities. Senior securities may include any obligation or instrument issued by a Fund evidencing indebtedness. The 1940 Act generally prohibits funds from issuing senior securities, although it does not treat certain transactions as senior securities, such as certain borrowings, short sales, reverse repurchase agreements, firm commitment agreements and standby commitments, with appropriate earmarking or segregation of assets to cover such obligation.

Short Sales. In a short sale, the Dynamic Equity Fund sells a security, which it does not own, in anticipation of a decline in the market value of the security. To complete the sale, the Dynamic Equity Fund must borrow the security (generally from the broker through which the short sale is made) in order to make delivery to the buyer. The Dynamic Equity Fund must replace the security borrowed by purchasing it at the market price at the time of replacement. The Dynamic Equity Fund is said to have a “short position” in the securities sold until it delivers them to the broker. The period during which the Dynamic Equity Fund has a short position can range from one day to more than a year. Until the Fund replaces the security, the proceeds of the short sale are retained by the broker, and the Fund must pay to the broker a negotiated portion of any dividends or interest, which accrues during the period of the loan. A short sale is “against the box” if at all times during which the short position is open, the Dynamic Equity Fund owns at least an equal amount of the securities or securities convertible into, or exchangeable without further consideration for, securities of the same issue as the securities that are sold short. A short sale against the box is a taxable transaction to the Fund with respect to the securities that are sold short.
In the view of the SEC, a short sale involves the creation of a “senior security” as such term is defined in the 1940 Act, unless the sale is “against the box” and the securities sold short are placed in a segregated account (not with the broker), or unless the Dynamic

Equity Fund’s obligation to deliver the securities sold short is otherwise “covered,” whether by placing assets in a segregated account or otherwise earmarking assets as cover in an amount equal to the difference between the market value of the securities sold short at the time of the short sale and any such collateral required to be deposited with a broker in connection with the sale (not including the proceeds from the short sale), which difference is adjusted daily for changes in the value of the securities sold short, or otherwise. If the Fund engages in short sales, it will comply with these requirements.

Stand-By Commitments. When the Dynamic Equity Fund purchases municipal obligations, it may also acquire stand-by commitments from banks and broker-dealers with respect to such municipal obligations.  A stand-by commitment is the equivalent of a put option acquired by the Dynamic Equity Fund with respect to a particular municipal obligation held in its portfolio.  A stand-by commitment is a security independent of the municipal obligation to which it relates.  The amount payable by a bank or dealer during the time a stand-by commitment is exercisable, absent unusual circumstances relating to a change in market value, would be substantially the same as the value of the underlying municipal obligation.  A stand-by commitment might not be transferable by the Dynamic Equity Fund, although it could sell the underlying municipal obligation to a third-party at any time.
The Dynamic Equity Fund expects that stand-by commitments generally will be available without the payment of direct or indirect consideration.  However, if necessary and advisable, the Fund may pay for stand-by commitments either separately in cash or by paying a higher price for portfolio securities which are acquired subject to such a commitment (thus reducing the yield to maturity otherwise available for the same securities).  The total amount paid in either manner for outstanding stand-by commitments held by the Fund will not exceed 10% of the value of the Fund’s total assets calculated immediately after each stand-by commitment is acquired.  The Fund will enter into stand-by commitments only with banks and broker-dealers that, in the judgment of the Advisor or sub-advisor, as the case may be, present minimal credit risks.

Swap Agreements. A swap is a financial instrument that typically involves the exchange of cash flows between two parties on specified dates (settlement dates), where the cash flows are based on agreed-upon prices, rates, indices, etc.  The nominal amount on which the cash flows are calculated is called the notional amount.  Swaps are individually negotiated and structured to include exposure to a variety of different types of investments or market factors, such as interest rates, foreign currency rates, mortgage securities, corporate borrowing rates, security prices, indexes or inflation rates.
Swap agreements may increase or decrease the overall volatility of the investments of the Dynamic Equity Fund and its share price.  The performance of swap agreements may be affected by a change in the specific interest rate, currency, or other factors that determine the amounts of payments due to and from the Fund.  If a swap agreement calls for payments by the Fund, the Fund must be prepared to make such payments when due.  In addition, if the counter-party’s creditworthiness declines, the value of a swap agreement would be likely to decline, potentially resulting in losses.
Generally, swap agreements have a fixed maturity date that will be agreed upon by the parties.  The agreement can be terminated before the maturity date only under limited circumstances, such as default by one of the parties or insolvency, among others, and can be transferred by a party only with the prior written consent of the other party.  The Fund may be able to eliminate its exposure under a swap agreement either by assignment or by other disposition, or by entering into an offsetting swap agreement with the same party or a similarly creditworthy party.  If the counter-party is unable to meet its obligations under the contract, declares bankruptcy, defaults or becomes insolvent, the Fund may not be able to recover the money it expected to receive under the contract.
A swap agreement can be a form of leverage, which can magnify the Dynamic Equity Fund’s gains or losses.  If the Dynamic Equity Fund enters into a swap agreement on a net basis, it will segregate assets with a daily value at least equal to the excess, if any, of the Fund’s accrued obligations under the swap agreement over the accrued amount the Fund is entitled to receive under the agreement.  If the Dynamic Equity Fund enters into a swap agreement on other than a net basis, it will segregate assets with a value equal to the full amount of the Fund’s accrued obligations under the agreement.

Equity Swaps. In a typical equity swap, one party agrees to pay another party the return on a stock, stock index or basket of stocks in return for a specified interest rate. By entering into an equity index swap, for example, the index receiver can gain exposure to stocks making up the index of securities without actually purchasing those stocks. Equity index swaps involve not only the risk associated with investment in the securities represented in the index, but also the risk that the performance of such securities, including dividends, will not exceed the return on the interest rate that the Fund will be committed to pay.

Interest Rate Swaps. Interest rate swaps are financial instruments that involve the exchange of one type of interest rate for another type of interest rate cash flow on specified dates in the future. Some of the different types of interest rate swaps are “fixed-for floating rate swaps,” “termed basis swaps” and “index amortizing swaps.” Fixed-for floating rate swaps involve the exchange of fixed interest rate cash flows for floating rate cash flows. Termed basis swaps entail cash flows to both parties based on floating interest rates, where the interest rate indices are different. Index amortizing swaps are typically fixed-for floating swaps where the notional amount changes if certain conditions are met.

Like a traditional investment in a debt security, the Dynamic Equity Fund could lose money by investing in an interest rate swap if interest rates change adversely. For example, if the Dynamic Equity Fund enters into a swap where it agrees to exchange a floating rate of interest for a fixed rate of interest, the Fund may have to pay more money than it receives. Similarly, if the Dynamic Equity Fund enters into a swap where it agrees to exchange a fixed rate of interest for a floating rate of interest, the Fund may receive less money than it has agreed to pay.

Currency Swaps. A currency swap is an agreement between two parties in which one party agrees to make interest rate payments in one currency and the other promises to make interest rate payments in another currency. The Dynamic Equity Fund may enter into a currency swap when it has one currency and desires a different currency. Typically the interest rates that determine the currency swap payments are fixed, although occasionally one or both parties may pay a floating rate of interest. Unlike an interest rate swap, however, the principal amounts are exchanged at the beginning of the contract and returned at the end of the contract. Changes in foreign exchange rates and changes in interest rates, as described above, may negatively affect currency swaps.

Credit Default Swaps (“CDSs”). A CDS is an agreement between the Dynamic Equity Fund and a counterparty that enables the Fund to buy or sell protection against a credit event related to a referenced debt obligation. One party, acting as a “protection buyer,” makes periodic payments to the other party, a “protection seller,” in exchange for a promise by the protection seller to make a payment to the protection buyer if a negative credit event (such as a delinquent payment or default) occurs with respect to a referenced bond or group of bonds. Acting as a protection seller allows the Dynamic Equity Fund to create an investment exposure similar to owning a bond. Acting as a protection buyer allows the Dynamic Equity Fund potentially to reduce its credit exposure to a bond it owns or to take a “short” position in a bond it does not own.

As the protection buyer in a CDS, the Dynamic Equity Fund may pay a premium (by means of periodic payments) in return for the right to deliver specified bonds or loans to the protection seller and receive the par (or other agreed-upon) value upon default or similar events by the issuer of the underlying reference obligation. If no default occurs, the protection seller would keep the stream of payments and would have no further obligations to the Fund. As the protection buyer, the Dynamic Equity Fund bears the risk that the investment might expire worthless or that the protection seller may fail to satisfy its payment obligations to the Fund in the event of a default or similar event. In addition, when the Dynamic Equity Fund is a protection buyer, the Fund’s purchase of a CDS would only generate income in the event of an actual default or similar event by the issuer of the underlying reference obligation.

The Dynamic Equity Fund may also use credit default swaps for investment purposes by selling a CDS, in which case, the Fund, as the protection seller, would be required to pay the par (or other agreed-upon) value of a referenced debt obligation to the protection buyer in the event of a default or similar event by the third-party issuer of the underlying reference obligation. In return for its obligation, the Dynamic Equity Fund would receive from the protection buyer a periodic stream of payments over the term of the contract. If no credit event occurs, the Dynamic Equity Fund would keep the stream of payments and would have no payment obligations. As the protection seller in a CDS, the Fund effectively adds economic leverage to its portfolio because, in addition to its total net assets, the Fund is subject to investment exposure on the notional amount of the swap. Consistent with SEC staff guidance, if the Fund sells a CDS it will segregate assets equal to the full notional amount of the swap in order to cover its obligations under the instrument.

In addition to the risks applicable to derivatives generally, CDSs involve special risks because they may be difficult to value, are highly susceptible to liquidity and credit risk, and generally pay a return to the party that has paid the premium only in the event of an actual default by the issuer of the underlying obligation (as opposed to a credit downgrade or other indication of financial difficulty).

Options on Swap Agreements (“swaptions”). The Dynamic Equity Fund also may enter into swaptions. A swaption is a contract that gives a counterparty the right (but not the obligation) to enter into a new swap agreement or to shorten, extend, cancel or otherwise modify an existing swap agreement, at some designated future time on specified terms. The Fund may write (sell) and purchase put and call swaptions. Depending on the terms of the particular swaption, the Fund will generally incur a greater degree of risk when it writes a swaption than it will incur when it purchases a swaption. When the Fund purchases a swaption, it risks losing only the amount of the premium it has paid should it decide to let the option expire unexercised. However, when the Fund writes a swaption, upon exercise of the option by the buyer of the option, the Fund will become obligated according to the terms of the underlying swap agreement.
Whether the Dynamic Equity Fund’s use of swap agreements or swaptions will be successful in furthering its investment goals will depend on the sub-advisors’ ability to predict correctly whether certain types of investments are likely to produce greater returns than other investments. Moreover, the Dynamic Equity Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty.

Time Deposits. Time deposits are non-negotiable receipts issued by a bank in exchange for the deposit of funds. Like a certificate of deposit, it earns a specified rate of interest over a definite period of time; however, it cannot be traded in the secondary market. Time deposits with a withdrawal penalty are considered to be illiquid securities.
Temporary Defensive Investments. A Fund may, for temporary defensive purposes, invest up to 100% of its total assets in money market instruments (including U.S. government securities, bank obligations, commercial paper rated in the highest rating category by an NRSRO and repurchase agreements involving the foregoing securities), shares of money market investment companies (to the extent permitted by applicable law and subject to certain restrictions) and cash.

Warrants and Rights. Warrants are instruments giving holders the right, but not the obligation, to buy equity or fixed-income securities of a company at a given price during a specified period. Rights are similar to warrants but normally have a short life span to expiration.  The purchase of warrants or rights involves the risk that the Fund could lose the purchase value of a warrant or right if the right to subscribe to additional shares is not exercised prior to the warrants’ and rights’ expiration.  Also, the purchase of warrants and/or rights involves the risk that the effective price paid for the warrants and/or rights added to the subscription price of the related security may exceed the value of the subscribed security’s market price such as when there is no movement in the level of the underlying security.  Buying a warrant does not make a Fund the shareholder of the underlying stock.  The warrant holder has no voting or dividend rights with respect to the underlying stock.  A warrant does not carry any right to assets of the issuer, and for this reason investment in warrants may be more speculative than other equity-based investments.

When-Issued, Delayed Delivery Securities, and Forward Commitment Transactions. The Dynamic Equity Fund may purchase securities on a when-issued or delayed-delivery basis, in which case delivery of the securities occurs beyond the normal settlement period; payment for or delivery of the securities would be made prior to the reciprocal delivery or payment by the other party to the transaction.  When-issued or delayed delivery securities are subject to market fluctuations due to changes in market interest rates and it is possible that the market value at the time of settlement could be higher or lower than the purchase price if the general level of interest rates has changed.  Although the Fund generally purchases securities on a when-issued or forward commitment basis with the intention of actually acquiring the securities for its investment portfolio, the Dynamic Equity Fund may dispose of a when-issued security or forward commitment prior to settlement if it deems appropriate.

INVESTMENT LIMITATIONS

Fundamental Investment Limitations (FOR ALL FUNDS)

The Trust has adopted certain fundamental investment limitations (or policies) designed to reduce the risk of an investment in the Funds.  These limitations may not be changed with respect to any Fund without the affirmative vote of a majority of the outstanding shares of that Fund.  The vote of a majority of the outstanding shares of a Fund means the vote of the lesser of (1) 67% or more of the shares of the Fund present at a meeting at which the holders of more than 50% of the outstanding shares are present or represented by proxy, or (2) more than 50% of the outstanding shares of the Fund.  Except for the limitations on borrowings, if a percentage restriction on investment or use of assets set forth below is adhered to at the time a transaction is effected, later changes in percentages resulting from changing market values or other circumstances will not be considered a deviation from these policies.

Several of these fundamental investment limitations include the defined term “1940 Act Laws, Interpretations and Exemptions.”  This term means the 1940 Act and the rules and regulations promulgated thereunder, as such statutes, rules and regulations are amended from time to time or are interpreted from time to time by the staff of the SEC and any exemptive order or similar relief granted to a Fund.

The following fundamental investment limitations apply to each Fund:

1.
Each Fund is a “diversified company” as defined in the 1940 Act.  This means that a Fund will not purchase the securities of any issuer if, as a result, the Fund would fail to be a diversified company within the meaning of the 1940 Act Laws, Interpretations and Exemptions.  This restriction does not prevent a Fund from purchasing the securities of other investment companies to the extent permitted by the 1940 Act Laws, Interpretations and Exemptions.

Please refer to number 1 of the “Non-Fundamental Investment Limitations” section for further information.

2.	A Fund may not borrow money or issue senior securities, except as permitted by the 1940 Act Laws, Interpretations and Exemptions.

Please refer to number 2 of the “Non-Fundamental Investment Limitations” section for further information.

3.
A Fund may not underwrite the securities of other issuers.  This restriction does not prevent a Fund from engaging in transactions involving the acquisition, disposition or resale of its portfolio securities, regardless of whether the Fund may be considered to be an underwriter under the 1933 Act.

4.
A Fund will not make investments that will result in the concentration (as that term may be defined or interpreted by the 1940 Act, Laws, Interpretations and Exemptions) of its investments in the securities of issuers primarily engaged in the same industry.  This restriction does not limit a Fund’s investments in (i) obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities, (ii) tax-exempt obligations issued by governments or political subdivisions of governments or (iii) repurchase agreements collateralized by such obligations.

5.
A Fund may not purchase or sell real estate unless acquired as a result of ownership of securities or other instruments.  This restriction does not prevent a Fund from investing in issuers that invest, deal or otherwise engage in transactions in real estate or interests therein, or investing in securities that are secured by real estate or interests therein.

6.
A Fund may not purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments.  This restriction does not prevent a Fund from engaging in transactions involving futures contracts and options thereon or investing in securities that are secured by physical commodities.

7.
A Fund may not make personal loans or loans of its assets to persons who control or are under common control with the Fund, except to the extent permitted by the 1940 Act Laws, Interpretations and Exemptions.  This restriction does not prevent a Fund from, among other things, purchasing debt obligations, entering repurchase agreements, lending portfolio securities or investing in loans, including assignments and participation interests.

Please refer to number 3 of the “Non-Fundamental Investment Limitations” section for further information.

Non-Fundamental Investment Limitations (FOR ALL FUNDS)

Each Fund also has adopted certain non-fundamental investment limitations.  A non-fundamental investment limitation may be amended by the Board without a vote of shareholders upon 60 day's notice to shareholders. The non-fundamental investment limitations listed below are in addition to other non-fundamental investment limitations disclosed elsewhere in this SAI and in the prospectus.

The following non-fundamental investment limitations apply to each Fund:

1.
In complying with the fundamental investment restriction regarding issuer diversification, a Fund will not, with respect to 75% of its total assets, purchase securities of any issuer (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities), if, as a result, (i) more than 5% of the Fund’s total assets would be invested in the securities of that issuer, or (ii) the Fund would hold more than 10% of the outstanding voting securities of that issuer.

2.
In complying with the fundamental investment restriction regarding borrowing and issuing senior securities, a Fund may borrow money in an amount not exceeding 331/3% of its total assets (including the amount borrowed) less liabilities (other than borrowings).

3.
In complying with the fundamental investment restriction with regard to making loans, a Fund may not make loans if, as a result, more than 331/3% of its total assets would be lent to other parties, except that the Fund may: (i) purchase or hold debt instruments in accordance with its investment objective and policies; (ii) enter into repurchase agreements; and (iii) engage in securities lending as described in this SAI.

4. The Funds will not invest in any illiquid investment if, immediately after such acquisition, the Fund would have invested more than 15% of its net assets in illiquid investments that are assets.

A Fund will determine compliance with the fundamental and non-fundamental investment restriction percentages above (with the exception of the restriction relating to borrowing) and other investment restrictions in this SAI immediately after and as a result of its acquisition of such security or other asset.  Accordingly, a Fund will not consider changes in values, net assets, or other circumstances when determining whether the investment complies with its investment restrictions.

TRUSTEES AND OFFICERS OF THE TRUST

The following is a list of the Trustees and executive officers of the Trust, the length of time served, principal occupations for the past five years, and, for the Trustees, number of funds overseen in the Touchstone Fund Complex and other directorships held.  All funds managed by the Advisor, the "Touchstone Funds", are part of the “Touchstone Fund Complex.”  The Touchstone Fund Complex consists of the Trust, Touchstone Variable Series Trust, Touchstone Funds Group Trust and Touchstone Institutional Funds Trust.  The Trustees who are not interested persons of the Trust, as defined in the 1940 Act, are referred to as “Independent Trustees.”

Interested Trustee(1):

Name Address Year of Birth	Position Held with Trust	Term of Office And Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Funds Overseen in the Touchstone Fund Complex(2)	Other Directorships Held During the Past 5 Years(3)
Jill T. McGruder Touchstone Advisors, Inc. 303 Broadway Suite 1100 Cincinnati, Ohio 45202 Year of Birth: 1955	Trustee and President	Until retirement at age 75 or until she resigns or is removed Trustee since 1999	President, Director and CEO of IFS Financial Services, Inc. (a holding company) since 1999; and Senior Vice President and Chief Marketing Officer of Western & Southern Financial Group, Inc. (a financial services company) since 2016.	40
Director, Integrity Life Insurance Co. and National Integrity Life Insurance Co. since 2005; Director, Touchstone Securities (the Distributor) since 1999; Director, Touchstone Advisors (the Advisor) since 1999; Director, W&S Brokerage Services, Inc. since 1999; Director, W&S Financial Group Distributors, Inc. since 1999; Director, Insurance Profillment Solutions LLC since 2014; Director, Columbus Life Insurance Co. since 2016; Director, The Lafayette Life Insurance Co. since 2016; Director, Gerber Life Insurance Company since 2019; Director, Western & Southern Agency, Inc. since 2018; and Director, LL Global, Inc. (not-for-profit trade organization with operating divisions LIMRA and LOMA) since 2016.

Independent Trustees:

Name Address Year of Birth	Position Held with Trust	Term of Office And Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Funds Overseen in the Touchstone Fund Complex(2)	Other Directorships Held During the Past 5 Years(3)
Karen Carnahan c/o Touchstone Advisors, Inc. 303 Broadway Suite 1100 Cincinnati, Ohio 45202 Year of Birth: 1954	Trustee	Until retirement at age 75 or until she resigns or is removed Trustee since 2019	Treasurer of Clinical Supply Company (a dental supply company) since 1994; formerly Chief Operating Officer of Shred-it (a business services company) from 2014 to 2015.	40	Director, Cintas Corporation since 2019; Director, Boys & Girls Club of West Chester/Liberty since 2016; and Board of Advisors, Best Upon Request since 2020.

Name Address Year of Birth	Position Held with Trust	Term of Office And Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Funds Overseen in the Touchstone Fund Complex(2)	Other Directorships Held During the Past 5 Years(3)
Phillip R. Cox c/o Touchstone Advisors, Inc. 303 Broadway Suite 1100 Cincinnati, Ohio 45202 Year of Birth: 1947	Trustee	Until retirement at age 75 or until he resigns or is removed Trustee since 1999	President and CEO of Cox Financial Corp. (a financial services company) since 1971.	40
Director, Cincinnati Bell from 1994 to 2019; Director, Bethesda Inc. (hospital) since 2005; Director, Timken Co. (manufacturing) from 2004 to 2014; Director, TimkenSteel from 2014 to 2019; Director, Diebold, Inc. (technology solutions) since 2004; and Director, Ohio Business Alliance for Higher Education and the Economy since 2005.

William C. Gale c/o Touchstone Advisors, Inc. 303 Broadway Suite 1100 Cincinnati, Ohio 45202 Year of Birth: 1952	Trustee	Until retirement at age 75 or until he resigns or is removed Trustee since 2013	Retired; formerly Senior Vice President and Chief Financial Officer of Cintas Corporation (a business services company) from 1995 to 2015.	40	None.

Susan J. Hickenlooper, CFA c/o Touchstone Advisors, Inc. 303 Broadway Suite 1100 Cincinnati, Ohio 45202 Year of Birth: 1946	Trustee	Until retirement at age 75 or until she resigns or is removed Trustee since 2009	Retired from investment management.	40	Trustee, Episcopal Diocese of Southern Ohio from 2014 to 2018.

Kevin A. Robie c/o Touchstone Advisors, Inc. 303 Broadway Suite 1100 Cincinnati, Ohio 45202 Year of Birth: 1956	Trustee	Until retirement at age 75 or until he resigns or is removed Trustee since 2013	Retired; formerly Vice President of Portfolio Management at Soin LLC (private multinational holding company and family office) from 2004 to 2020.	40
Director, SaverSystems, Inc. since 2015; Director, Buckeye EcoCare, Inc. from 2013 to 2018; Director, Turner Property Services Group, Inc. since 2017; Trustee, Dayton Region New Market Fund, LLC (private fund) since 2010; and Trustee, Entrepreneurs Center, Inc. (business incubator) since 2006.

William H. Zimmer III c/o Touchstone Advisors, Inc. 303 Broadway Suite 1100 Cincinnati, Ohio 45202 Year of Birth: 1953	Trustee	Until retirement at age 75 or until he resigns or is removed Trustee since 2019	Independent Treasury Consultant since 2014.	40
Director, Deaconess Associations, Inc. (healthcare) since 2001; Trustee, Huntington Funds (mutual funds) from 2006 to 2015; and Director, National Association of Corporate Treasurers from 2011 to 2015.

(1)Ms. McGruder, as a director of the Advisor and the Distributor, and an officer of affiliates of the Advisor and the Distributor, is an “interested person” of the Trust within the meaning of Section 2(a)(19) of the 1940 Act.
(2)As of April 30, 2020, the Touchstone Fund Complex consisted of 19 series of the Trust, 13 series of Touchstone Funds Group Trust, 1 series of Touchstone Institutional Funds Trust and 7 variable annuity series of Touchstone Variable Series Trust.

(3)Each Trustee is also a Trustee of Touchstone Funds Group Trust, Touchstone Institutional Funds Trust and Touchstone Variable Series Trust.

Principal Officers:

Name Address Year of Birth	Position Held with Trust(1)	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years
Jill T. McGruder Touchstone Advisors, Inc. 303 Broadway Suite 1100 Cincinnati, Ohio 45202 Year of Birth: 1955	President and Trustee	Until resignation, removal or disqualification President since 2006	See biography above.

Steven M. Graziano Touchstone Advisors, Inc. 303 Broadway Suite 1100 Cincinnati, Ohio 45202 Year of Birth: 1954	Vice President	Until resignation, removal or disqualification Vice President since 2009	President of Touchstone Advisors, Inc.

Timothy D. Paulin Touchstone Advisors, Inc. 303 Broadway Suite 1100 Cincinnati, Ohio 45202 Year of Birth: 1963	Vice President	Until resignation, removal or disqualification Vice President since 2010	Senior Vice President of Investment Research and Product Management of Touchstone Advisors, Inc.

Timothy S. Stearns Touchstone Advisors Inc. 303 Broadway Suite 1100 Cincinnati, Ohio 45202 Year of Birth: 1963	Chief Compliance Officer	Until resignation, removal or disqualification Chief Compliance Officer since 2013	Chief Compliance Officer of Touchstone Advisors, Inc.

Terrie A. Wiedenheft Touchstone Advisors, Inc. 303 Broadway Suite 1100 Cincinnati, Ohio 45202 Year of Birth: 1962	Controller and Treasurer	Until resignation, removal or disqualification Controller and Treasurer since 2006	Senior Vice President, Chief Financial Officer and Chief Operations Officer, of IFS Financial Services, Inc. (a holding company).

Meredyth A. Whitford Western & Southern Financial Group 400 Broadway Cincinnati, Ohio 45202 Year of Birth: 1981	Secretary	Until resignation, removal or disqualification Secretary since 2018
Counsel - Securities/Mutual Funds of Western & Southern Financial Group (since 2015); Associate at Morgan Lewis & Bockius LLP (law firm) (2014 to 2015); Associate at Bingham McCutchen LLP (law firm) (2008 to 2014).

(1)Each officer also holds the same office with Touchstone Funds Group Trust, Touchstone Institutional Funds Trust and Touchstone Variable Series Trust.

Additional Information about the Trustees

The Board believes that each Trustee’s experience, qualifications, attributes, or skills on an individual basis and in combination with those of the other Trustees lead to the conclusion that the Trustees possess the requisite experience, qualifications, attributes, and skills to serve on the Board.  The Board believes that the Trustees’ ability to review critically, evaluate, question and discuss information provided to them; to interact effectively with the Advisor, sub-advisors, other service providers, counsel and independent auditors; and to exercise effective business judgment in the performance of their duties, support this conclusion.  The Board has also considered the contributions that each Trustee can make to the Board and the Funds.

In addition, the following specific experience, qualifications, attributes and skills apply as to each Trustee: Ms. McGruder has experience as a chief executive officer of a financial services company and director of various other businesses, as well as executive and leadership roles within the Advisor; Ms. Carnahan has experience as a president and chief operating officer of a division of a global company, and treasurer of a global company; Mr. Cox has experience as a chief executive officer of a financial services company and as a director of companies from varied industries; Mr. Gale has experience as a chief financial officer, an internal auditor of various global companies, and has accounting experience as a manager at a major accounting firm; Ms. Hickenlooper has executive and board experience at various businesses, foundations and charitable organizations; Mr. Robie has portfolio management experience at a private multinational holding company; and Mr. Zimmer has experience as a chief executive officer, chief financial officer, and treasurer of various financial services, telecommunications and technology companies.  In its periodic self-assessment of its effectiveness, the Board considers the complementary individual skills and experience of the individual Trustees primarily in the broader context of the Board’s overall composition so that the Board, as a body, possesses the appropriate (and appropriately diverse) skills and experience to oversee the business of the Funds. References to the qualifications, attributes and skills of Trustees are pursuant to requirements of the SEC, do not constitute holding out the Board or any Trustee as having any special expertise or experience, and shall not impose any greater responsibility on any Trustee or on the Board by reason thereof.

Board Structure

The Board is composed of six Independent Trustees and one Interested Trustee, Jill T. McGruder, who is Chairperson of the Board.  The full Board has appointed Phillip R. Cox to serve as the Lead Independent Trustee.  Ms. McGruder oversees the day-to-day business affairs of the Trust and communicates with Mr. Cox regularly on various Trust issues, as appropriate.  Mr. Cox, among other things, chairs meetings of the Independent Trustees, serves as a spokesperson for the Independent Trustees, and serves as a liaison between the Independent Trustees and the Trust’s management between Board meetings.  Except for any duties specified, the designation of Lead Independent Trustee does not impose on such Independent Trustee any duties, obligations, or liability that is greater than the duties, obligations, or liability imposed on such person as a member of the Board, generally.  The Independent Trustees are advised at these meetings, as well as at other times, by separate, independent legal counsel.

The Board holds four regular meetings each year to consider and address matters involving the Trust and its Funds.  The Board also may hold special meetings to address matters arising between regular meetings.  The Independent Trustees also regularly meet outside the presence of management and are advised by independent legal counsel.  These meetings may take place in-person or by telephone.

The Board has established a committee structure that includes an Audit Committee and a Governance Committee (discussed in more detail below).  The Board conducts much of its work through these Committees.  Each Committee is comprised entirely of Independent Trustees, which ensures that the Funds have effective and independent governance and oversight.

The Board reviews its structure regularly and believes that its leadership structure, including having a super-majority of Independent Trustees, coupled with an Interested Chairperson and a Lead Independent Trustee, is appropriate and in the best interests of the Trust because it allows the Board to exercise informed and independent judgment over matters under its purview, and it allocates areas of responsibility among the Committees and the full Board in a manner that enhances effective oversight.  The Board believes that having an Interested Chairperson is appropriate and in the best interests of the Trust given:  (1) the extensive oversight provided by the Trust’s Advisor over the affiliated and unaffiliated sub-advisors that conduct the day-to-day management of the Funds of the Trust; (2) the extent to which the work of the Board is conducted through the standing Committees; (3) the extent to which the Independent Trustees meet regularly, together with independent legal counsel, in the absence of the Interested Chairperson; and (4) the Interested Chairperson’s additional roles as a director of the Advisor and the Distributor and senior executive of IFS Financial Services, Inc., the Advisor’s parent company, and of other affiliates of the Advisor, which enhance the Board’s understanding of the operations of the Advisor and the role of the Trust and the Advisor within Western & Southern Financial Group, Inc.  The Board also believes that the role of the Lead Independent Trustee within the leadership structure is integral to promoting independent oversight of the Funds’ operations and meaningful representation of the shareholders’ interests.  In addition, the Board believes its leadership structure facilitates the orderly and efficient flow of information to the Independent Trustees from the Trust’s management.

Board Oversight of Risk

Consistent with its responsibilities for oversight of the Trust and its Funds, the Board, among other things, oversees risk management of each Fund’s investment program and business affairs directly and through the committee structure that it has established.  Risks to the Funds include, among others, investment risk, credit risk, liquidity risk, valuation risk and operational risk, as well as the overall business risk relating to the Funds.  The Board has adopted, and periodically reviews, policies and procedures designed to address these risks.  Under the overall oversight of the Board, the Advisor, sub-advisors, and other key service providers to the Funds, including the administrator, the distributor, the transfer agent, the custodian, and the independent auditors, have also implemented a variety of processes, procedures and controls to address these risks.  Different processes, procedures and controls are employed with respect to different types of risks.  These processes include those that are embedded in the conduct of regular business by the Board and in the responsibilities of officers of the Trust and other service providers.

The Board requires senior officers of the Trust, including the Chief Compliance Officer (“CCO”), to report to the Board on a variety of matters at regular and special meetings of the Board, including matters relating to risk management.  The Board and the Audit Committee receive regular reports from the Trust’s independent auditors on internal control and financial reporting matters.  On at least a quarterly basis, the Board meets with the Trust’s CCO, including meetings in executive sessions, to discuss issues related to portfolio compliance and, on at least an annual basis, receives a report from the CCO regarding the effectiveness of the Trust’s compliance program.  In addition, the Board also receives reports from the Advisor on the investments and securities trading of the Funds, including their investment performance and asset weightings compared to appropriate benchmarks, as well as reports regarding the valuation of those investments.  The Board also receives reports from the Trust’s primary service providers on a periodic or regular basis, including the sub-advisors to the Funds.

Standing Committees of the Board

The Board is responsible for overseeing the operations of the Trust in accordance with the provisions of the 1940 Act and other applicable laws and the Trust’s Declaration of Trust.  The Board has established the following Committees to assist in its oversight functions.  Each Committee is composed entirely of Independent Trustees.

Audit Committee.   All of the Independent Trustees are members of the Audit Committee. The Audit Committee is responsible for overseeing the Trust’s accounting and financial reporting policies, practices and internal controls. Mr. Gale is chair of the Audit Committee.  During the fiscal year ended December 31, 2019, the Audit Committee held four meetings.

Governance Committee.  All of the Independent Trustees are members of the Governance Committee. The Governance Committee is responsible for overseeing the Trust’s compliance program and compliance issues, procedures for valuing securities and responding to any pricing issues. Ms. Hickenlooper is chair of the Governance Committee. The Governance Committee held five meetings during the fiscal year ended December 31, 2019.

In addition, the Governance Committee is responsible for recommending candidates to serve on the Board. The Governance Committee will consider shareholder recommendations for nomination to the Board only in the event that there is a vacancy on the Board.  Shareholders who wish to submit recommendations for nominations to the Board to fill the vacancy must submit their recommendations in writing to Ms. Susan Hickenlooper, Chair of the Governance Committee, c/o Touchstone Funds, 303 Broadway, Suite 1100, Cincinnati, Ohio 45202. Shareholders should include appropriate information on the background and qualifications of any person recommended to the Governance Committee (e.g., a resume), as well as the candidate’s contact information and a written consent from the candidate to serve if nominated and elected.  Shareholder recommendations for nominations to the Board will be accepted on an ongoing basis and such recommendations will be kept on file for consideration in the event of a future vacancy on the Board.

Trustee Ownership in the Touchstone Fund Complex

The following table reflects the Trustees’ beneficial ownership in the Funds (i.e. dollar range of securities in each Fund) and the Touchstone Fund Complex as of December 31, 2019.

Trustees
	Interested Trustee	Independent Trustees
Fund	Jill T. McGruder	Karen Carnahan(2)	Phillip R. Cox	William C. Gale	Susan J. Hickenlooper	Kevin A. Robie	William H. Zimmer III(3)
Dynamic Equity	None	None	None	None	$50,000 -$100,000	None	None
Dynamic Diversified Income	None	None	None	None	None	None	None
Dynamic Global Allocation	None	None	None	None	None	None	None
Aggregate Dollar Range of Securities in the Touchstone Fund Complex(1)	Over $100,000	None	None	None	Over $100,000	None	None
(1)As of April 30, 2020, the Touchstone Fund Complex consisted of 19 series of the Trust, 13 series of Touchstone Funds Group Trust, 1 series of Touchstone Institutional Funds Trust and 7 variable annuity series of Touchstone Variable Series Trust.
(2)Ms. Carnahan became a Trustee of the Trust on May 15, 2019.
(3)Mr. Zimmer became a Trustee of the Trust on August 21, 2019.

Trustee Compensation

The following table shows the compensation paid to the Trustees by the Trust and the aggregate compensation paid by the Touchstone Fund Complex during the fiscal year ended December 31, 2019.

Name	Compensation from the Trust	Aggregate Compensation from the Touchstone Fund Complex(1)
Interested Trustee
Jill T. McGruder	$0	$0
Independent Trustees(2)
Karen Carnahan(3)	$44,822	$96,000
Phillip R. Cox	$70,643	$152,000
William C. Gale	$65,066	$140,000
Susan J. Hickenlooper	$65,066	$140,000
Kevin A. Robie	$59,489	$128,000
Edward J. VonderBrink(4)	$59,489	$128,000
William H. Zimmer III(5)	$30,155	$64,000
(1)As of April 30, 2020, the Touchstone Fund Complex consisted of 19 series of the Trust, 13 series of Touchstone Funds Group Trust, 1 series of Touchstone Institutional Funds Trust and 7 variable annuity series of Touchstone Variable Series Trust.
(2)The Independent Trustees are eligible to participate in the Touchstone Trustee Deferred Compensation Plan, which allows them to defer payment of a specific amount of their Trustee compensation, subject to a minimum quarterly reduction of $1,000.  The total amount of deferred compensation accrued by the Independent Trustees from the Touchstone Fund Complex during the fiscal year ended December 31, 2019 was $128,000.
(3) Ms. Carnahan became a Trustee of the Trust on May 15, 2019.
(4) Mr. VonderBrink retired as a Trustee effective December 31, 2019.
(5) Mr. Zimmer became a Trustee of the Trust on August 21, 2019.

The following table shows the Trustee quarterly compensation schedule:

	Retainer		Governance Committee Meeting Attendance Fees	Audit Committee Meeting Attendance Fees	Board Meeting Attendance Fees
Retainer and Meeting Attendance Fees	$21,000	*	$4,500	$4,500	$5,000

Lead Independent Trustee Fees	$6,000

Committee Chair Fees	$1,000		$2,000	$2,000

Telephonic Meeting Attendance Fee = $1,500

 * Prior to January 1, 2020 the Retainer was $18,000.

Independent Trustee compensation and Trustee and officer expenses are typically divided equally among the series comprising the Touchstone Fund Complex.

THE ADVISOR

Touchstone Advisors, Inc. (previously defined as the “Advisor” or “Touchstone Advisors”), is the Funds’ investment advisor under the terms of an advisory agreement (the “Advisory Agreement”) dated March 1, 2006.  Under the Advisory Agreement, the Advisor reviews, supervises, and administers the Funds’ investment program, subject to the oversight of, and policies established by, the Board of the Trust (the “Trustees”).  The Advisor determines the appropriate allocation of assets to each Fund’s sub-advisor(s).

The Advisory Agreement provides that the Advisor shall not be liable for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission in carrying out its duties, but shall not be protected against any liability to the Trust or its shareholders by reason of willful misfeasance, bad faith, or gross negligence on its part in the performance of its duties or from reckless disregard of its obligations or duties.

The continuance of the Advisory Agreement as to the Funds after the first two years must be specifically approved at least annually (i) by the vote of the Board or by a vote of the shareholders of the Fund, and, in either case, (ii) by the vote of a majority of the Board who are not parties to the Advisory Agreement or “interested persons” (as defined in the 1940 Act) of any party thereto, cast in person at a meeting called for the purpose of voting on such approval.  The Advisory Agreement will terminate automatically in the event of its assignment, and is terminable at any time without penalty by the Board or, with respect to a Fund, by a majority of the outstanding shares of the Fund, on not less than 30-day nor more than 60-day written notice to the Advisor, or by the Advisor on 90-day written notice to the Trust.

The Advisor is a wholly-owned subsidiary of IFS Financial Services, Inc., which is a wholly-owned subsidiary of Western-Southern Life Assurance Company. Western-Southern Life Assurance Company is a wholly-owned subsidiary of The Western and Southern Life Insurance Company, which is a wholly-owned subsidiary of Western & Southern Financial Group, Inc. Western & Southern Financial Group, Inc. is a wholly-owned subsidiary of Western & Southern Mutual Holding Company (“Western & Southern”).  Western & Southern is located at 400 Broadway, Cincinnati, Ohio 45202.  Ms. Jill T. McGruder may be deemed to be an affiliate of the Advisor because she is a Director of the Advisor and an officer of affiliates of the Advisor.  Ms. McGruder, by reason of these affiliations, may directly or indirectly receive benefits from the advisory fees paid to the Advisor.

Manager-of-Managers Structure

The SEC has granted an exemptive order that permits the Trust or the Advisor, under certain circumstances, to select or change unaffiliated sub-advisors, enter into new sub-advisory agreements or amend existing sub-advisory agreements without first obtaining shareholder approval (a “manager-of-managers structure”).  The Trust, on behalf of each Fund, seeks to achieve its investment goal by using a “manager-of-managers” structure.  Under a manager-of-managers structure, the Advisor acts as investment advisor, subject to direction from and oversight by the Board, to allocate and reallocate the Fund’s assets among sub-advisors, and to recommend that the Trustees hire, terminate or replace unaffiliated sub-advisors without shareholder approval.  By reducing the number of shareholder meetings that may have to be held to approve new or additional sub-advisors for the Fund, the Trust anticipates that there will be substantial potential cost savings, as well as the opportunity to achieve certain management efficiencies, with respect to any fund in which the manager-of-managers approach is chosen.  Shareholders of a Fund will be notified of a change in its sub-advisor.

Fees Paid to the Advisor

For its services, the Advisor is entitled to receive an investment advisory fee from each Fund at an annualized rate, based on the average daily net assets of the Fund, as set forth below. Each Fund’s advisory fee is accrued daily and paid monthly.

Fund	Investment Advisory Fee
Dynamic Equity Fund
0.85% on the first $300 million of average daily net assets;
0.80% on the next $200 million of assets;
0.75% on the next $250 million of assets;
0.70% on the next $250 million of assets;
0.65% on the next $500 million of assets;
0.60% on the next $500 million of assets; and
0.55% on the assets over $2 billion.

Dynamic Diversified Income Fund	0.20% on the first $1 billion of average daily net assets; 0.175% on the next $1 billion of assets; 0.15% on the next $1 billion of assets; and 0.125% on the assets over $3 billion.
Dynamic Global Allocation Fund	0.25% on the first $1 billion of average daily net assets; 0.225% on the next $1 billion of assets; 0.20% on the next $1 billion of assets; and 0.175% on the assets over $3 billion.
Each Fund shall pay the expenses of its operation, including but not limited to the following: (i) charges and expenses of outside pricing services, (ii) the charges and expenses of auditors; (iii) the charges and expenses of its custodian, transfer agent and administrative agent appointed by the Trust with respect to a Fund; (iv) brokers’ commissions, and issue and transfer taxes chargeable to a Fund in connection with securities transactions to which a Fund is a party; (v) insurance premiums, interest charges, dues and fees for membership in trade associations and all taxes and fees payable to federal, state or other governmental agencies; (vi) fees and expenses involved in registering and maintaining registrations of the Funds with the SEC, state or blue sky securities agencies and foreign countries; (vii) all expenses of meetings of Trustees and of shareholders of the Trust and of preparing, printing and distributing prospectuses, notices, proxy statements and all reports to shareholders and to governmental agencies; (viii) charges and expenses of legal counsel to the Trust and the Independent Trustees; (ix) compensation of the Independent Trustees of the Trust; (x) compliance fees and expenses; and (xi) interest on borrowed money, if any.  The compensation and expenses of any officer, Trustee or employee of the Trust who is an affiliated person of the Advisor are paid by the Advisor. Each class of shares of a Fund pays its respective pro rata portion of the advisory fee payable by the Fund.

Expense Limitation Agreement.   Touchstone Advisors has contractually agreed to waive fees and reimburse expenses to the extent necessary to ensure each Fund’s total annual operating expenses (excluding dividend and interest expenses relating to short sales, interest, taxes, brokerage commissions and other transaction costs; portfolio transaction and investment related expenses, including expenses associated with the Fund's liquidity providers; other expenditures which are capitalized in accordance with U.S. generally accepted accounting principles, the cost of “Acquired Fund Fees and Expenses,” if any, and other extraordinary expenses not incurred in the ordinary course of business) do not exceed the contractual limits set forth in the Funds' fee table. Expenses that are not waived or reimbursed by the Advisor include dividend and interest expenses relating to short sales; interest; taxes; brokerage commissions and other transaction costs; portfolio transaction and investment related expenses; other expenditures which are capitalized in accordance with generally accepted accounting principles; the cost of “Acquired Fund Fees and Expenses,” if any; and other extraordinary expenses not incurred in the ordinary course of business (collectively, “Excluded Expenses”).  The Fund bears the costs of these Excluded Expenses.  The contractual limits set forth in the fee table have been adjusted to include the effect of Rule 12b-1 fees, shareholder servicing fees and other anticipated class specific expenses, if applicable. Fee waivers or expense reimbursements are calculated and applied monthly, based on the Fund’s average daily net assets.  The terms of Touchstone Advisors’ contractual waiver agreement provide that Touchstone Advisors is entitled to recoup, subject to approval by the Fund’s Board, such amounts waived or reimbursed for a period of up to three years from the date on which Touchstone Advisors reduced its compensation or assumed expenses for the Fund.  The Fund will make repayments to the Advisor only if such repayment does not cause the Fund’s contractual limit set (after the repayment is taken into account) to exceed both (1) the expense cap in place when such amounts were waived and (2) the Fund’s current expense limitation.
Advisory Fees and Fee Waivers or Reimbursements. For the fiscal years ended December 31, 2017, 2018 and 2019 each of the Funds listed below paid the following advisory fees and received waivers as shown below:

	Advisory Fees Paid
Fund	2017	2018	2019
Dynamic Equity Fund	$1,052,361	$904,841	$437,347
Dynamic Diversified Income Fund	$119,824	$100,366	$126,396
Dynamic Global Allocation Fund	$293,109	$258,462	$217,405

	Fee Waivers or Reimbursements
Fund	2017	2018	2019
Dynamic Equity Fund	$20,143	$22,532	$76,828
Dynamic Diversified Income Fund	$261,196	$244,131	$333,480
Dynamic Global Allocation Fund	$507,682	$459,868	$422,577

THE SUB-ADVISORS AND PORTFOLIO MANAGERS

The Advisor has selected sub-advisors (each a "Sub-Advisor" or collectively, the “Sub-Advisors”) to manage all or a portion of a Fund’s assets, as allocated by the Advisor.  The Sub-Advisors make the investment decisions for the Fund assets allocated to it, and continuously reviews, supervises and administers a separate investment program, subject to the oversight of, and policies established by, the Board.

Each sub-advisory agreement provides that a Sub-Advisor shall not be protected against any liability to the Trust or its shareholders by reason of willful misfeasance, bad faith or gross negligence on its part in the performance of its duties, or from reckless disregard of its obligations or duties thereunder.

For their respective services, the Sub-Advisors receive fees from the Advisor, and not from the Fund, with respect to each Fund that it sub-advises.  As described in the prospectus, each Sub-Advisor receives sub-advisory fees with respect to each Fund that it sub-advises. Each Sub-Advisor’s fee with respect to each Fund is accrued daily and paid monthly, based on the Fund’s average net assets allocated to that Sub-Advisor during the current month.

The compensation of any officer, director or employee of each Sub-Advisor who is rendering services to a Fund is paid by each Sub-Advisor. For the fiscal years ended 2017, 2018 and 2019, the Advisor paid the following sub-advisory fees with respect to each Fund:

Fund	2017	2018	2019
Dynamic Equity Fund	$557,132	$479,034	$231,497
Dynamic Diversified Income Fund	$47,930	$40,146	$50,545
Dynamic Global Allocation Fund	$93,795	$82,708	$69,554

The following charts list for each of the Funds’ portfolio managers (i) the number of their other managed accounts per investment category; (ii) the number of and total assets of such other investment accounts managed where the advisory fee is based in the performance of the account: and (iii) their beneficial ownership in their managed Fund(s) at the end of the December 31, 2019 fiscal year.  Listed below the charts applicable to each Sub-Advisor's group of portfolio managers is (i) a description of the portfolio managers’ compensation structure as of December 31, 2019, and (ii) a description of any material conflicts that may arise in connection with the portfolio manager’s management of the Fund’s investments and the investments of the other accounts included in the chart and any material conflicts in allocation of investment opportunities between the Fund and other accounts managed by the portfolio manager as of December 31, 2019.

Sub-Advisor Control. This section presents the Sub-Advisor’s control persons.

•	Wells Capital is an SEC registered investment adviser. The firm is located at 525 Market Street, San Francisco, California, is an indirect, wholly-owned subsidiary of Wells Fargo & Company.

•
Wilshire Associates Incorporated ("Wilshire") is a privately held Subchapter S corporation that is 100% owned by its active key employees. Dennis Tito, Founder, Chief Executive Office and Chairman of the Board of Wilshire, beneficially owns a majority of the outstanding shares of Wilshire. Wilshire has no other outside owners.

Dynamic Equity Fund
Sub-Advisor: Wells Capital

Portfolio Manager/ Types of Accounts	Total Number of Other Accounts Managed	Total Other Assets (million)	Number of Other Accounts Managed subject to a Performance Based Advisory Fee	Total Other Assets Managed subject to a Performance Based Advisory Fee (million)
Harindra de Silva, CFA
Registered Investment Companies	20	$6,512	0	$0
Other Pooled Investment Vehicles	22	$8,047	2	$174
Other Accounts	26	$6,373	3	$505
Dennis Bein, CFA
Registered Investment Companies	18	$6,062	0	$0
Other Pooled Investment Vehicles	19	$7,951	2	$174
Other Accounts	20	$5,975	3	$505
Ryan Brown, CFA
Registered Investment Companies	10	$3,437	0	$0
Other Pooled Investment Vehicles	5	$4,257	0	$0
Other Accounts	3	$283	1	$238
Megan Miller, CFA
Registered Investment Companies	3	$350	0	$0
Other Pooled Investment Vehicles	2	$64	0	$0
Other Accounts	0	$0	0	$0

Ownership of Shares of the Fund. The following table indicates for the Fund, the dollar range of shares beneficially owned by the portfolio managers as of December 31, 2019:

Dollar Range of Beneficial Ownership
Portfolio Manager	Dynamic Equity Fund
Harindra de Silva, CFA	$500,001 - $1,000,000
Dennis Bein, CFA	None
Ryan Brown, CFA	$1 - $10,000
Megan Miller, CFA	$1 - $10,000

Compensation.  The compensation structure for Wells Capital Management's Portfolio Managers includes a competitive fixed base salary plus variable incentives, payable annually and over a longer term period. Wells Capital Management participates in third party investment management compensation surveys for market-based compensation information to help support individual pay decisions. In addition to surveys, Wells Capital Management also considers prior professional experience, tenure, seniority and a Portfolio Manager's team size, scope and assets under management when determining his/her fixed base salary. In addition, Portfolio Managers, who meet the eligibility requirements, may participate in Wells Fargo's 401(k) plan that features a limited matching contribution. Eligibility for and participation in this plan is on the same basis for all employees.
Wells Capital Management's investment incentive program plays an important role in aligning the interests of our portfolio managers, investment team members, clients and shareholders. Incentive awards for portfolio managers are determined based on a review of relative investment and business/team performance. Investment performance is generally evaluated for 1, 3, and 5 year performance results, with a predominant weighting on the 3- and 5- year time periods, versus the relevant benchmarks and/or peer groups consistent with the investment style. In the case of each Fund, the benchmark(s) against which the performance of the Fund's portfolio may be compared for these purposes generally are indicated in the "Average Annual Total Returns" table in the Prospectus. Once determined, incentives are awarded to portfolio managers annually, with a portion awarded as annual cash and a portion awarded as long term incentive. The long term portion of incentives generally carry a pro-rated vesting schedule over a three year period. For many of our portfolio managers, Wells Capital Management further requires a portion of their annual long-term award be allocated directly into each strategy they manage through a deferred compensation vehicle. In addition, our investment team members who are eligible for long term awards also have the opportunity to invest up to 100% of their awards into investment strategies they support (through a deferred compensation vehicle).
Material Conflicts of Interest. Wells Capital’s Portfolio Managers often provide investment management for separate accounts advised in the same or similar investment style as that provided to mutual funds. While management of multiple accounts could potentially lead to conflicts of interest over various issues such as trade allocation, fee disparities and research acquisition, Wells Capital’s has implemented policies and procedures for the express purpose of ensuring that clients are treated fairly and that potential conflicts of interest are minimized.
The Portfolio Managers face inherent conflicts of interest in their day-to-day management of the Funds and other accounts because the Funds may have different investment objectives, strategies and risk profiles than the other accounts managed by the Portfolio Managers. For instance, to the extent that the Portfolio Managers manage accounts with different investment strategies than the Funds, they may from time to time be inclined to purchase securities, including initial public offerings, for one account but not for a Fund. Additionally, some of the accounts managed by the Portfolio Managers may have different fee structures, including performance fees, which are or have the potential to be higher or lower, in some cases significantly higher or lower, than the fees paid by the Funds. The differences in fee structures may provide an incentive to the Portfolio Managers to allocate more favorable trades to the higher-paying accounts.
To minimize the effects of these inherent conflicts of interest, Wells Capital’s has adopted and implemented policies and procedures, including brokerage and trade allocation policies and procedures, that they believe address the potential conflicts associated with managing portfolios for multiple clients and are designed to ensure that all clients are treated fairly and equitably. Accordingly, security block purchases are allocated to all accounts with similar objectives in a fair and equitable manner. Furthermore, Wells Capital’s has adopted a Code of Ethics under Rule 17j-1 under the 1940 Act and Rule 204A-1 under the Investment Advisers Act of 1940 (the “Advisers Act”) to address potential conflicts associated with managing the Funds and any personal accounts the Portfolio Managers may maintain.

Dynamic Diversified Income Fund, Dynamic Global Allocation Fund
Sub-Advisor: Wilshire

Dynamic Diversified Income Fund

Portfolio Manager/ Types of Accounts	Total Number of Other Accounts Managed	Total Other Assets (million)	Number of Other Accounts Managed subject to a Performance Based Advisory Fee	Total Other Assets Managed subject to a Performance Based Advisory Fee (million)
Nathan Palmer, CFA
Registered Investment Companies	26	$3,675	0	$0
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	0	$0	0	$0
Anthony Wicklund, CFA, CAIA
Registered Investment Companies	19	$2,259	0	$0
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	0	$0	0	$0

Dynamic Global Allocation Fund

Portfolio Manager/ Types of Accounts	Total Number of Other Accounts Managed	Total Other Assets (million)	Number of Other Accounts Managed subject to a Performance Based Advisory Fee	Total Other Assets Managed subject to a Performance Based Advisory Fee (million)
Nathan Palmer, CFA
Registered Investment Companies	26	$3,658	0	$0
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	0	$0	0	$0
Anthony Wicklund, CFA, CAIA
Registered Investment Companies	19	$2,242	0	$0
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	0	$0	0	$0

Ownership of Shares of the Funds. The following table indicates for the Funds, the dollar range of shares beneficially owned by the portfolio managers as of December 31, 2019:

Dollar Range of Beneficial Ownership
Portfolio Manager	Dynamic Diversified Income Fund	Dynamic Global Allocation Fund
Nathan Palmer, CFA	None	None
Anthony Wicklund, CFA, CAIA	None	None

Compensation.  Wilshire compensates its portfolio managers for their management of the Funds.  The portfolio managers’ compensation consists of salary plus bonus based on established management goals and overall company results.

Material Conflicts of Interest.  The portfolio managers’ management of “other accounts” may give rise to potential conflicts of interest in connection with their management of the Funds’ investments, on the one hand, and the investments of the other account, on the other.  The other account may have the same investment objective as a Fund.  Therefore, a potential conflict of interest may arise as a result of the identical investment objectives, whereby the portfolio managers could favor one account over another.  Another potential conflict could include the portfolio managers’ knowledge about the size, timing, and possible market impact of Fund trades, whereby the portfolio managers could use this information to the advantage of another account and to the disadvantage of the Fund.

THE ADMINISTRATOR

The Advisor entered into an Administration Agreement with the Trust, whereby the Advisor is responsible for: supplying executive and regulatory compliance services; supervising the preparation of tax returns; coordinating the preparation of reports to shareholders and reports to, and filings with, the Securities and Exchange Commission ("SEC") and state securities authorities, as well as materials for meetings of the Board; calculating the daily net asset value per share; and maintaining the financial books and records of the Funds.
For its services, the Advisor’s annual administrative fee is:

0.145% on the first $20 billion of the aggregate average daily net assets;
0.11% on the next $10 billion of aggregate average daily net assets;
0.09% on the next $10 billion of aggregate average daily net assets; and
0.07% on the aggregate average daily net assets over $40 billion.

The fee is computed and allocated among the Touchstone Fund Complex (excluding Touchstone Institutional Funds Trust) on the basis of relative daily net assets.

The Advisor has engaged BNY Mellon as the sub-administrative and transfer agent to the Trust. BNY Mellon provides administrative, accounting, and transfer agent services to the Trust and is compensated directly by the Advisor, not the Trust.  (See “Transfer and Sub-Administrative Agent” in this SAI.)

The following table shows administration fees incurred by the Funds listed below for the three most recent fiscal years ended December 31.

	Administrative Fees Paid
Fund	2017	2018	2019
Dynamic Equity Fund	$179,520	$154,355	$74,606
Dynamic Diversified Income Fund	$86,872	$72,765	$91,637
Dynamic Global Allocation Fund	$170,003	$149,908	$126,095

TOUCHSTONE SECURITIES

Touchstone Securities, Inc. (“Touchstone Securities” or the “Distributor”), and the Trust are parties to a distribution agreement (“Distribution Agreement”) with respect to the Funds.  The Distributor’s principal place of business is 303 Broadway, Suite 1100, Cincinnati, Ohio 45202. The Distributor is a registered broker-dealer, and an affiliate of the Advisor by reason of common ownership.  The Distributor is obligated to sell shares on a best efforts basis only against purchase orders for the shares.  Shares of each Fund are offered to the public on a continuous basis.  The Distributor currently allows concessions to dealers who sell shares of the Funds.  The Distributor retains that portion of the sales charge that is not re-allowed to dealers who sell shares of a Fund.  The Distributor retains the entire sales charge on all direct initial investments in a Fund and on all investments in accounts with no designated dealer of record.

The table below sets forth the aggregate underwriting commissions on sales of the Funds and the amounts of underwriting commissions retained by the Distributor for the three most recent fiscal years ended December 31.

Fund	Aggregate Underwriting Commissions on Sales	Amount Retained in Underwriting Commissions
Dynamic Equity Fund
2019	$7,459	$532
2018	$3,845	$646
2017	$2,698	$391
Dynamic Diversified Income Fund
2019	$13,496	$1,035
2018	$14,422	$1,774
2017	$30,126	$4,384
Dynamic Global Allocation Fund
2019	$28,486	$2,313
2018	$37,468	$5,098
2017	$41,326	$5,951

The Distributor retains the contingent deferred sales charge on redemptions of Class C shares of the Funds that are subject to a contingent deferred sales charge. The following table shows the amounts retained from sales loads and CDSCs for the three most recent fiscal years ended December 31.

Amount Retained CDSC	Class C Shares
Fund	2017	2018	2019
Dynamic Equity Fund	$780	$47	$—
Dynamic Diversified Income Fund	$137	$37	$195
Dynamic Global Allocation Fund	$168	$311	$140

Ms. McGruder may be deemed to be an affiliate of the Distributor because she is a Director of the Distributor and an officer of affiliates of the Distributor.  Ms. McGruder, by reason of such affiliation, may directly or indirectly be deemed to receive benefits from the underwriting fees paid to the Distributor.

The Distribution Agreement shall remain in effect for a period of two years after the effective date of the agreement and is renewable annually thereafter.  The Distribution Agreement may be terminated as to any Fund at any time by (i) the Trust, (a) by the vote of a majority of the Trustees of the Trust who are not “interested persons” of the Trust or the Distributor, (b) by vote of the Board of the Trust, or (c) by the “vote of majority of the outstanding voting securities” of the Fund, or (ii) by the Distributor, in any case without payment of any penalty on not more than 60 days’ nor less than 30 days’ written notice to the other party.  The Distribution Agreement shall also automatically terminate in the event of its assignment.

Touchstone Securities may pay from its own resources cash bonuses or other incentives to selected dealers in connection with the sale of shares of the Funds.  On some occasions, such bonuses or incentives may be conditioned upon the sale of a specified minimum dollar amount of the shares of the Funds or other funds in the Touchstone Fund Complex during a specific period of time.  Such bonuses or incentives may include financial assistance to dealers in connection with conferences, sales or training programs for their employees, seminars for the public, advertising, sales campaigns, and other dealer-sponsored programs or events.  The Advisor, at its expense, may also provide additional compensation to certain affiliated and unaffiliated dealers, financial intermediaries or service providers for distribution, administrative or shareholder servicing activities.  The Advisor may also reimburse the Distributor for making these payments.

Touchstone Securities, at its expense, may provide additional compensation to financial intermediaries which sell or arrange for the sale of shares of the Touchstone Funds.  Other compensation may be offered to the extent not prohibited by federal or state laws or any self-regulatory agency, such as the Financial Industry Regulatory Authority (“FINRA”).

The Distributor makes payments for entertainment events it deems appropriate, subject to its guidelines and applicable law.  These payments may vary depending upon the nature of the event or the relationship.  As of March 31, 2020, the Distributor anticipates that the following broker-dealers or their affiliates will receive additional payments as described in the Fund’s prospectus and SAI:

Name of Broker-Dealer
American Enterprise Investment Services, Inc.
Charles Schwab & Co., Inc.
Equity Services Inc.
Great West Life & Annuity Insurance Company
Janney Montgomery Scott LLC
LPL Financial Corporation
Merrill Lynch Pierce Fenner & Smith, Inc.
Morgan Stanley Wealth Management
National Financial Services LLC
Pershing LLC
PNC Investments, LLC
Raymond James & Associates, Inc.
RBC Capital Markets Corporation
UBS Financial Services, Inc.
Waddell & Reed, Inc.
Wells Fargo Clearing Services, LLC

Touchstone Securities is motivated to make payments to the broker-dealers described above because they promote the sale of Fund shares and the retention of those investments by clients of financial advisors.  To the extent financial advisors sell more shares of the Funds or retain shares of the Funds in their clients’ accounts, the Advisor benefits from the incremental management and other fees paid to the Advisor by the Funds with respect to those assets.

Your financial intermediary may charge you additional fees or commissions other than those disclosed in this SAI.  You can ask your financial intermediary about any payments it receives from Touchstone Securities or the Funds, as well as about fees or commissions it charges.  You should consult disclosures made by your financial advisor at the time of purchase.

The Funds may compensate dealers, including the Distributor and its affiliates, based on the average balance of all accounts in the Funds for which the dealer is designated as the party responsible for the account.

The Advisor recommends that the Funds utilize the Dreyfus Government Cash Management Fund - Institutional Shares (the “Dreyfus Fund”) as the cash sweep vehicle for the excess cash of the Funds. Touchstone Securities receives a fee based on a percentage of average daily net assets of the Touchstone Funds invested in the Dreyfus Fund from BNY Mellon Securities Corporation, the distributor of the Dreyfus Fund, for providing certain support services, including monitoring and due diligence. The payment of compensation by BNY Mellon Securities Corporation creates a conflict of interest because the Advisor is incentivized to recommend the Dreyfus Fund over other investment options for which it or its affiliates are not similarly compensated.

DISTRIBUTION PLANS AND SHAREHOLDER SERVICE ARRANGEMENTS

Certain Funds have adopted a distribution or shareholder servicing plan for certain classes of shares which permits a Fund to pay for expenses incurred in the distribution and promotion of its shares pursuant to Rule 12b-1 under the 1940 Act and account maintenance and other shareholder services in connection with maintaining such account.  Touchstone Securities may provide those services itself or enter into arrangements under which third-parties provide such services and are compensated by the Distributor.

Class A Shares.  With respect to its Class A shares, each Fund has adopted a plan of distribution and shareholder service (the “Class A Plan”) under which the Distributor is paid up to, but not exceeding, twenty-five basis points (0.25%) for distribution payments.  Of the total compensation authorized, the Fund may pay for shareholder services in an amount up to 0.25%.

Class C Shares.  With respect to its Class C shares, each Fund has adopted a plan of distribution and shareholder service (the “Class C Plan” and, together with the Class A Plan, the "Plans") under which the Distributor is paid up to, but not exceeding, one hundred basis points (1.00%) in the aggregate, with up to twenty-five basis points (0.25%) for shareholder service fees and up to seventy-five basis points (0.75%) for distribution payments.

General Information.  In connection with the distribution of shares, the Distributor may use the payments for: (i) compensation for its services in distribution assistance; or (ii) payments to financial institutions and intermediaries such as banks, savings and loan associations, insurance companies, investment counselors, broker-dealers, mutual fund supermarkets, and the Distributor’s affiliates and subsidiaries as compensation for services or reimbursement of expenses incurred in connection with distribution assistance.

In addition, the Distributor may use payments to provide or enter into written agreements with service providers who will provide shareholder services, including: (i) maintaining accounts relating to shareholders that invest in shares; (ii) arranging for bank wires; (iii) responding to client inquiries relating to the services performed by the Distributor or service providers; (iv) responding to inquiries from shareholders concerning their investment in shares; (v) assisting shareholders in changing dividend options, account designations and addresses; (vi) providing information periodically to shareholders showing their position in shares; (vii) forwarding shareholder communications from the Funds such as proxies, shareholder reports, annual reports, dividend distribution and tax notices to shareholders; (viii) processing purchase, exchange and redemption requests from shareholders and placing orders with the Funds or the service providers; (ix) processing dividend payments from the Funds on behalf of shareholders; and (x) providing such other similar services as the Fund may reasonably request.

Agreements implementing the Plans (the “Implementation Agreements”), including agreements with dealers wherein such dealers agree for a fee to act as agents for the sale of the Funds’ shares, are in writing and have been approved by the Board.  All payments made pursuant to the Plans are made in accordance with written Implementation Agreements.  Some financial intermediaries charge fees in excess of the amounts available under the Plans, in which case the Advisor pays the additional fees.

The continuance of the Plans and the Implementation Agreements must be specifically approved at least annually by a vote of the Trust’s Board, and by a vote of the Independent Trustees who have no direct or indirect financial interest in the Plans or any Implementation Agreement at a meeting called for the purpose of voting on such continuance.  A Plan may be terminated at any time by a vote of a majority of the Independent Trustees or by a vote of the holders of a majority of the outstanding shares of a Fund or the applicable class of a Fund.  In the event a Plan is terminated in accordance with its terms, the affected Fund (or class) will not be required to make any payments for expenses incurred by the Distributor after the termination date.  Each Implementation Agreement terminates automatically in the event of its assignment and may be terminated at any time by a vote of a majority of the Independent Trustees or by a vote of the holders of a majority of the outstanding shares of a Fund (or the applicable class) on not more than 60 days’ written notice to any other party to the Implementation Agreement.  The Plans may not be amended to increase materially the amount to be spent for distribution without shareholder approval.  All material amendments to the Plans must be approved by a vote of the Trust’s Board and by a vote of the Independent Trustees.

In approving the Plans, the Trustees determined, in the exercise of their business judgment and in light of their fiduciary duties as Trustees, that there is a reasonable likelihood that the Plans will benefit the Funds and their shareholders.  The Board believes that expenditure of the Funds’ assets for distribution expenses under the Plans should assist in the growth of the Funds, which will benefit each Fund and its shareholders through increased economies of scale, greater investment flexibility, greater portfolio diversification, and less chance of disruption of planned investment strategies.  The Plans will be renewed only if the Trustees make a similar determination for each subsequent year of the Plans.  There can be no assurance that the benefits anticipated from the expenditure of the Funds’ assets for distribution will be realized.  While the Plans are in effect, all amounts spent by the Funds pursuant to the Plans and the purposes for which such expenditures were made must be reported quarterly to the Board for its review.  Distribution expenses attributable to the sale of more than one class of shares of a Fund will be allocated at least annually to each class of shares based upon the ratio in which the sales of each class of shares bears to the sales of all the shares of the Fund.  In addition, the selection and nomination of those Trustees who are not interested persons of the Trust are committed to the discretion of the Independent Trustees during such period.

Jill T. McGruder, as an interested person of the Trust, may be deemed to have a financial interest in the operation of the Plans and the Implementation Agreements.

The Funds paid the following in distribution and shareholder servicing fees for the fiscal year ended December 31, 2019:

	12b-1 and Shareholder Service Plan Expenses
Fund	Printing and Mailing	Distribution Services	Compensation to Broker Dealers	Compensation to Sales Personnel	Service Providers	Total
Dynamic Equity Fund
Class A	$26	$9,364	$11,783	$445		$21,618
Class C	$16	$9,887	$26,282	$305		$36,490
Dynamic Diversified Income Fund
Class A	$151	$39,509	$71,385	$2,160		$113,205
Class C	$25	$11,062	$45,177	$310		$56,574
Dynamic Global Allocation Fund
Class A	$261	$65,151	$119,942	$806		$186,160
Class C	$40	$15,227	$63,369	$182		$78,818

BROKERAGE TRANSACTIONS

Decisions to buy and sell securities for the Funds and the placing of the Funds’ securities transactions and negotiation of commission rates where applicable are made by the Sub-Advisor and are subject to oversight by the Advisor and the Board.  In the purchase and sale of portfolio securities, the Sub-Advisor’s primary objective will be to obtain the most favorable price and execution for a Fund, taking into account such factors as the overall direct net economic result to a Fund (including commissions, which may not be the lowest available but ordinarily should not be higher than the generally prevailing competitive range), the financial strength and stability of the broker, the efficiency with which the transaction will be effected, the ability to effect the transaction at all where a large block is involved and the availability of the broker or dealer to stand ready to execute possibly difficult transactions in the future.

Each Sub-Advisor is specifically authorized, subject to certain limitations, to pay a trading commission to a broker who provides research services that is higher than the amount of trading commission another broker would have charged for the same transaction. This excess commission recognizes the additional research services rendered by the broker, but only if the Sub-Advisor determines in good faith that the excess commission is reasonable in relation to the value of the research services provided and that a Fund derives or will derive a reasonably significant benefit from such research services.

Research services include securities and economic analyses, reports on issuers’ financial conditions and future business prospects, newsletters and opinions relating to interest trends, general advice on the relative merits of possible investment securities for the Funds and statistical services and information with respect to the availability of securities or purchasers or sellers of securities.  Although this information is useful to the Funds and the Sub-Advisors, it is not possible to place a dollar value on

it.  Research services furnished by brokers through whom a Fund effects securities transactions may be used by the Sub-Advisor in servicing all of its accounts and not all such services may be used by the Sub-Advisor in connection with a Fund.

The Funds have no obligation to deal with any broker or dealer in the execution of securities transactions.  However, the Funds may execute securities transactions on a national securities exchange or in the over-the-counter market conducted on an agency basis.  A Fund will not execute any brokerage transactions in its portfolio securities with an affiliated broker if such transactions would be unfair or unreasonable to its shareholders.  Over-the-counter transactions will be placed either directly with principal market makers or with broker-dealers.  Although the Funds do not anticipate any ongoing arrangements with other brokerage firms, brokerage business may be transacted with other firms.  Affiliated broker-dealers of the Trust will not receive reciprocal brokerage business as a result of the brokerage business transacted by the Funds with other brokers.  The Funds may direct transactions to certain brokers in order to reduce brokerage commissions through a commission recapture program offered by Frank Russell Securities, Inc. and Cowen and Company LLC.

In certain instances, there may be securities that are suitable for a Fund as well as for one or more of the respective Sub-Advisor’s other clients. The Sub-Advisor makes investment decisions for a Fund and for its other clients to achieve their respective investment objectives. The Sub-Advisor may buy or sell a particular security for one client even though it is buying, selling, or holding the same security for another client. Some simultaneous transactions are inevitable when several clients receive investment advice from the same investment advisor, particularly when the same security is suitable for the investment objectives of more than one client. When two or more clients are simultaneously engaged in the purchase or sale of the same security, the Sub-Advisor will allocate the securities among clients in a fair and equitable manner. This system may detrimentally affect the price of a security purchased, sold, or held by the Fund, but this detrimental effect may be offset by a Fund’s ability to participate in volume transactions, which could lead to better executions for the Fund.

For the fiscal years ended December 31, 2017, 2018 and 2019, the Funds paid the following in aggregate brokerage commissions on portfolio transactions:

Fund	Aggregate Brokerage Commissions
	2017	2018	2019
Dynamic Equity Fund	$125,180	$96,087	$45,408
Dynamic Diversified Income Fund	$3,479	$2,787	$10,709
Dynamic Global Allocation Fund	$6,203	$2,509	$7,334

During the fiscal year ended December 31, 2019, the Funds did not direct any brokerage transactions and related commissions to brokers due to research services.

The total amount of securities of regular broker-dealers held by each Fund for the fiscal year ended December 31, 2019 was as follows:

Fund	Broker-Dealer	Aggregate Value
Dynamic Equity Fund	Citigroup Global Markets Inc.	$124,299
	Morgan Stanley & Co. LLC	$192,160
Dynamic Diversified Income Fund	N/A	N/A
Dynamic Global Allocation Fund	N/A	N/A

PROXY VOTING

The Dynamic Equity Fund has adopted its Sub-Advisor's policies and procedures for voting proxies relating to portfolio securities held by the Fund. A copy of the proxy voting policies of the Dynamic Equity Fund's Sub-Advisor is attached in Appendix B.

The Allocation Funds are each structured as a fund-of-funds.  As such, the Allocation Funds will own shares in certain other underlying affiliated Touchstone Funds and may own shares in other unaffiliated underlying funds.  The Allocation Funds, in their capacity as shareholders in the underlying funds, may be requested to vote on matters relating to those funds.  A potential conflict of interest could arise because the Allocation Funds may be large shareholders of an underlying affiliated Touchstone Fund.  To reduce this potential conflict, the Allocation Funds vote their shares of underlying affiliated Touchstone Funds in the same proportion as the votes of all other shareholders in such underlying affiliated Touchstone Funds.  Each Allocation Fund has adopted its Sub-Advisor's policies and procedures for voting proxies relating to shares of unaffiliated underlying funds held by the Fund. A copy of the proxy voting policies of the Allocation Funds' Sub-Advisor is attached in Appendix B.

Information about how the Funds voted proxies relating to their portfolio securities during the most recent year ending June 30 is available by August 31st of that year without charge, upon requesting by calling 1.800.543.0470 and on the Touchstone website at TouchstoneInvestments.com.

CODE OF ETHICS

The Trust has adopted a Code of Ethics pursuant to Rule 17j-1 under the 1940 Act.  In addition, the Advisor, each Sub-Advisor and Distributor have adopted Codes of Ethics pursuant to Rule 17j-1.  These Codes of Ethics apply to the personal investing activities of Trustees, officers, and certain employees (“access persons”).  Rule 17j-1 and the Codes of Ethics are designed to prevent unlawful practices in connection with the purchase or sale of securities by access persons.  Under each Code of Ethics, access persons are permitted to invest in securities (including securities that may be purchased or held by a Fund), but are required to report their personal securities transactions for monitoring purposes.  In addition, certain access persons are required to obtain approval before investing in initial public offerings or private placements.  Copies of these Codes of Ethics are on file with the SEC, and are available to the public.

PORTFOLIO TURNOVER

A Fund’s portfolio turnover rate is calculated by dividing the lesser of purchases or sales of portfolio securities for the fiscal year by the monthly average of the value of the portfolio securities owned by the Fund during the fiscal year.  High portfolio turnover involves correspondingly greater brokerage commissions and other transaction costs, which will be borne directly by the Fund.  High turnover may result in a Fund recognizing greater amounts of income and capital gains, which would increase the amount of taxes payable by shareholders and increase the amount of commissions paid by the Fund.  A 100% turnover rate would occur if all of a Fund’s portfolio securities were replaced once within a one-year period.  The rate of portfolio turnover will depend upon market and other conditions, and will not be a limiting factor when the sub-advisor believes that portfolio changes are appropriate.  A Fund may engage in active trading to achieve its investment goals and, as a result, may have substantial portfolio turnover.

During the fiscal years ended December 31, 2018 and 2019, the portfolio turnover rate for each Fund was as follows:

	Portfolio Turnover Rate
Fund	2018	2019
Dynamic Equity Fund	267%	229%
Dynamic Diversified Income Fund	20%	73%
Dynamic Global Allocation Fund	40%	38%

DISCLOSURE OF PORTFOLIO HOLDINGS

The Touchstone Funds have adopted policies and procedures for disclosing the Funds’ portfolio holdings to any person requesting this information.  These policies and procedures are monitored by the Board through periodic reporting by the Funds’ CCO.  No compensation will be received by a Fund, the Advisor, any sub-advisor, or any other party in connection with the disclosure of information about portfolio securities.

The procedures prohibit the disclosure of portfolio holdings except under the following conditions:

1)	A request made by a Sub-Advisor for a Fund (or that portion of a Fund) that it manages.

2)	A request by executive officers of the Advisor for routine oversight and management purposes.

3)
For use in preparing and distributing routine shareholder reports, including disclosure to the Funds’ independent registered public accounting firm, typesetter, and printer.  Routine shareholder reports are filed as of the end of each fiscal quarter with the SEC within 60 days after the quarter end and routine shareholder reports are distributed to shareholders within 60 days after the applicable six-month semi-annual period.  The Funds provide their full holdings to their independent registered public accounting firm annually, as of the end of their fiscal year, within one to ten business days after fiscal year end. The Funds provide their full holdings to their typesetter at least 50 days after the end of the calendar quarter.  The Funds provide their full holdings to their printer at least 50 days after the applicable six-month semi-annual period.

4)	A request by service providers to fulfill their contractual duties relating to the Fund, subject to approval by the CCO.

5)
A request by a newly hired Sub-Advisor or Sub-Advisor candidate prior to the commencement of its duties to facilitate its transition as a new Sub-Advisor, subject to the conditions set forth in Item 8.

6)	A request by a potential merger candidate for the purpose of conducting due diligence, subject to the conditions set forth in Item 8.

7)	A request by a rating or ranking agency, subject to the conditions set forth in Item 8.

Other portfolio holdings disclosure policies of the Funds include:

•	The Funds provide their top ten holdings on their publicly available website and to market data agencies monthly, as of the end of a calendar month, at least seven business days after month end.

•	The Funds provide their full holdings on their publicly available website, and to market data agencies, quarterly, as of the end of a calendar quarter, at least fifteen days after quarter end.

You may access portfolio holdings information via the Funds' public website at TouchstoneInvestments.com.

8)
The CCO may authorize disclosing non-public portfolio holdings to third-parties more frequently or at different periods than as described above prior to when such information is made public, provided that certain conditions are met.  The third-party must (i) specifically request in writing the more current non-public portfolio holdings, providing a reasonable basis for the request; (ii) execute an agreement to keep such information confidential, to only use the information for the authorized purpose, and not to use the information for their personal benefit; (iii) agree not to trade on such information, either directly or indirectly; and (iv) unless specifically approved by the Chief Compliance Officer in writing, the non-public portfolio holdings are subject to a ten-day time delay before dissemination.  Any non-public portfolio holdings that are disclosed will not include any material information about a Fund’s trading strategies or pending portfolio transactions.

As of March 31, 2020, one or more Touchstone Funds discloses portfolio holdings information to the following parties based on ongoing arrangements:

Bloomberg LP
Morningstar, Inc.

Employees of the Advisor and the Funds’ sub-advisors that are access persons under the Funds’ Code of Ethics have access to Fund holdings on a regular basis, but are subject to confidentiality requirements and trading prohibitions in the Code of Ethics.  In addition, custodians of the Funds’ assets and the Funds’ accounting services agent, each of whose agreements contains a confidentiality provision (which includes a duty not to trade on non-public information), have access to the current Fund holdings on a daily basis.

The CCO is authorized to determine whether disclosure of a Fund’s portfolio securities is for a legitimate business purpose and is in the best interests of the Fund and its shareholders.  Any conflict between the interests of shareholders and the interests of the Advisor, the Distributor, or any affiliates, will be reported to the Board, which will make a determination that is in the best interests of shareholders.

DETERMINATION OF NET ASSET VALUE

The securities of each Fund are valued under the direction of the Advisor and under the general oversight of the Trustees. The Advisor or its delegates may use independent pricing services to obtain valuations of securities. The pricing services rely primarily on prices of actual market transactions as well as on trade quotations obtained from third parties. Prices are generally determined using readily available market prices. For the Allocation Funds, shares of the underlying funds are valued at the net asset value of the underlying fund.  If market prices are unavailable or believed to be unreliable, the Sub-Administrative Agent will initiate a process by which the Trust’s Fair Value Committee will make a good faith determination as to the “fair value” of the security using procedures approved by the Trustees. The pricing services may use a matrix system to determine valuations of fixed-income securities when market prices are not readily available.  This system considers such factors as security prices, yields, maturities, call features, ratings and developments relating to specific securities in arriving at valuations.  The procedures used by any such pricing service and its valuation results are reviewed by the officers of the Trust under the general oversight of the Trustees. Some Funds may hold portfolio securities that are listed on foreign exchanges.  Under certain circumstances, these investments may be valued under the Fund’s fair value policies and procedures, such as when U.S. exchanges are open but a foreign exchange is closed.

DESCRIPTION OF SHARES

The Trust’s Declaration of Trust authorizes the issuance of an unlimited number of Funds and shares of each Fund.  Each share of a Fund represents an equal proportionate interest in that Fund with each other share.  Upon liquidation, shares are entitled to a pro rata share in the net assets of the Fund, after taking into account additional distribution and shareholder servicing expenses attributable to the Class.  Shareholders have no preemptive rights.  The Declaration of Trust provides that the Trustees of the Trust may create additional series of shares or separate classes of funds.  All consideration received by the Trust for shares of any portfolio or separate class and all assets in which such consideration is invested would belong to that portfolio or separate class and would be subject to the liabilities related thereto.  Share certificates representing shares will not be issued.

The Trust is an entity of the type commonly known as a Massachusetts business trust.  The Trust’s Declaration of Trust states that neither the Trust nor the Trustees, nor any officer, employee or agent of the Trust shall have any power to bind personally any shareholder, nor, except as specifically provided therein, to call upon any shareholder for the payment of any sum of money or assessment whatsoever other than such as the shareholder may at any time personally agree to pay.

The Declaration of Trust provides that a Trustee shall be liable only for his or her own willful defaults and, if reasonable care has been exercised in the selection of officers, agents, employees or investment advisors, shall not be liable for any neglect or wrongdoing of any such person.  The Declaration of Trust also provides that the Trust will indemnify its Trustees and officers against liabilities and expenses incurred in connection with actual or threatened litigation in which they may be involved because of their offices with the Trust unless it is determined in the manner provided in the Declaration of Trust that they have not acted in good faith in the reasonable belief that their actions were in the best interests of the Trust.  However, nothing in the Declaration of Trust shall protect or indemnify a Trustee against any liability for his or her willful misfeasance, bad faith, gross negligence or reckless disregard of his or her duties.

Each whole share shall be entitled to one vote as to any matter on which it is entitled to vote and each fractional share shall be entitled to a proportionate fractional vote.  Shares issued by each Fund have no preemptive, conversion, or subscription rights.  Voting rights are not cumulative.  Each Fund, as a separate series of the Trust, votes separately on matters affecting only that Fund.  Shareholders of each Class of each Fund will vote separately on matters pertaining solely to that Fund or that class.  The Trust is not required to hold annual meetings of shareholders, but approval will be sought for certain changes in the operation of the Trust and for the election of Trustees under certain circumstances.

In addition, a Trustee may be removed by the remaining Trustees or by shareholders at a special meeting called upon written request of shareholders owning at least 10% of the outstanding shares of the Trust.  In the event that such a meeting is requested, the Trust will provide appropriate assistance and information to the shareholders requesting the meeting.

Derivative Claims of Shareholders

The Trust’s Amended and Restated By-Laws (the “By-Laws”) contain provisions regarding derivative claims of shareholders. Under these provisions, a shareholder must make a pre-suit demand upon the Trustees to bring the subject action unless an effort to cause the Trustees to bring such an action is not likely to succeed. For purposes of the foregoing sentence, a demand on the Trustees shall only be deemed not likely to succeed and therefore excused if a majority of the Board, or a majority of any committee of the Board established to consider the merits of such action, has a personal financial interest in the transaction at issue, and a Trustee shall not be deemed interested in a transaction or otherwise disqualified from ruling on the merits of a shareholder demand by virtue of the fact that such Trustee receives remuneration for his service on the Board or on the boards of one or more Trusts that are under common management with or otherwise affiliated with the Trust.

Unless a demand is not required under the foregoing paragraph, the Trustees must be afforded a reasonable amount of time to consider such shareholder request and to investigate the basis of such claim. The Trustees shall be entitled to retain counsel or other advisors in considering the merits of the request and shall require an undertaking by the shareholders making such request to reimburse the Trust for the expense of any such advisors in the event that the Trustees determine not to bring such action.

Forum for Adjudication of Disputes

The By-Laws provide that, unless the Trust consents in writing to the selection of an alternative forum, the sole and exclusive forum for (i) any derivative action or proceeding brought on behalf of the Trust, (ii) any action asserting a claim of breach of a fiduciary duty owed by any Trustee, officer, or other employee of the Trust to the Trust or the Trust’s shareholders, (iii) any action asserting a claim arising pursuant to the laws of the Commonwealth of Massachusetts, the Declaration of Trust or the By-Laws, (iv) any action to interpret, apply, enforce or determine the validity of the Declaration of Trust or the By-Laws, or (v) any action asserting a claim governed by the internal affairs doctrine shall be the U.S. District Court for the District of Massachusetts or the Superior Court of the Commonwealth of Massachusetts (each, a “Covered Action”). The By-Laws further provide that if any Covered Action is filed in a court other than the U.S. District Court for the District of Massachusetts or the Superior Court of the Commonwealth of Massachusetts (a “Foreign Action”) in the name of any shareholder, such shareholder shall be deemed to have consented to (i) the personal jurisdiction of the U.S. District Court for the District of Massachusetts or the Superior Court of the Commonwealth of Massachusetts in connection with any action brought in any such courts to enforce the preceding sentence (an “Enforcement Action”) and (ii) having service of process made upon such shareholder in any such Enforcement Action by service upon such shareholder’s counsel in the Foreign Action as agent for such shareholder.

The By-Laws provide that any person purchasing or otherwise acquiring or holding any interest in shares of beneficial interest of the Trust shall be (i) deemed to have notice of and consented to the provisions of the foregoing paragraph and (ii) deemed to have waived any argument relating to the inconvenience of the forums referenced above in connection with any action or proceeding described in the foregoing paragraph.

This forum selection provision may limit a shareholder’s ability to bring a claim in a judicial forum that it finds favorable for disputes with Trustees, officers or other agents of the Trust and its service providers, which may discourage such lawsuits with respect to such claims. If a court were to find the forum selection provision contained in the By-Laws to be inapplicable or unenforceable in an action, the Trust may incur additional costs associated with resolving such action in other jurisdictions.

CHOOSING A CLASS OF SHARES

The Funds participate in fund “supermarket” arrangements.  In such an arrangement, a program is made available by a broker or other institution (a sponsor) that allows investors to purchase and redeem shares of the Funds through the sponsor of the fund supermarket.  In connection with these supermarket arrangements, each Fund has authorized one or more brokers to accept on its behalf purchase and redemption orders.  In turn, the brokers are authorized to designate other intermediaries to accept purchase and redemption orders on the Funds’ behalf.  As such, a Fund will be deemed to have received a purchase or redemption order when an authorized broker or, if applicable, a broker’s authorized designee, accepts the order.  The customer order will be priced at the Fund’s NAV next computed after acceptance by an authorized broker or the broker’s authorized designee.  In addition, a broker may charge transaction fees on the purchase or sale of Fund shares.  Also in connection with fund supermarket arrangements, the performance of a participating Fund may be compared in publications to the performance of various indices and investments for which reliable performance data is available and compared in publications to averages, performance rankings, or other information prepared by recognized mutual fund statistical services.  The Funds' annual report contains additional performance information and will be made available to investors upon request and without charge.

The Touchstone Funds are intended for sale to residents of the U.S., and, with very limited exceptions, are not registered or otherwise offered for sale in other jurisdictions. The above restrictions are generally not applicable to sales in the U.S. territories of Guam, Puerto Rico, and the Virgin Islands or to diplomatic staff members or members of the U.S. military with an APO or FPO address outside of the U.S. Investors are responsible for compliance with tax, securities, currency exchange or other regulations applicable to redemption and purchase transactions in any state or jurisdiction to which they may be subject. Investors should consult with their financial intermediary and appropriate tax and legal advisors to obtain information on the rules applicable to these transactions.

The shares of the Funds may not be directly or indirectly offered or distributed in any country outside of the U.S. If an investor becomes a resident of another jurisdiction after purchasing shares of the Touchstone Funds, the investor will not be able to purchase any additional shares of the Funds (other than reinvestment of dividends and capital gains) or exchange shares of the Touchstone Funds for other U.S. registered Touchstone Funds.

Class A Shares. For purchases bringing your total investment in the Touchstone Fund Complex up to $1 million or more and subsequent purchases further increasing the size of your account, participating dealers may receive compensation of up to 1.00% (a “Finder's Fee”) of such purchases from Touchstone Securities according to the following schedule:

Amount of Investment	Finder's Fee
$1 million but less than $3 million	1.00%
$3 million but less than $5 million	0.75%
$5 million but less than $25 million	0.50%
$25 million or more	0.25%

The Distributor does not have an annual reset for Finder’s Fees.  In determining a dealer’s eligibility for a Finder’s Fee, the value of all shares owned in the Touchstone Fund Complex may be combined for that individual shareholder in accordance with a Fund's Rights of Accumulation Program. Please see the "Choosing a Class of Shares - Reduced Class A Sales Charge" and "Choosing a Class of Shares - Rights of Accumulation Program" sections in the Funds' prospectus to determine whether accounts may be aggregated for purposes of determining eligibility for a Finder's Fee. If a Finder’s Fee was paid to a participating dealer, that dealer is not eligible to receive 12b-1 fees on the shares that were used to generate the Finder’s Fee until they have aged for a period of one year.  Additionally, if a Finder’s Fee was paid and the Class A shares are redeemed within a year of their purchase, a contingent deferred sales charge (“CDSC”) of up to 1.00% will be charged on the redemption. Dealers should contact the Distributor for more information on the calculation of the dealer’s commission in the case of combined purchases.

A dealer is eligible for a Finder's Fee only if the dealer has not previously received a Dealer Fee on the assets used to meet the amount of investment requirement. Similarly, an exchange from any other Touchstone Fund will not qualify for a Dealer Fee unless the dealer did not receive any compensation on those assets at the time of the initial investment. In all cases the Distributor reserves the right to deny payment of a Dealer Fee if it reasonably believes such a fee has already been paid on those assets.

Exchanging Your Shares. Class A and Class C shareholders who are eligible to invest in Class Y shares or Institutional Class shares are eligible to exchange their Class A and Class C shares for Class Y shares or Institutional Class shares of the same Fund, if offered in their state and such an exchange can be accommodated by their financial institution. Class Y shares may be available through financial institutions that have appropriate selling agreements with Touchstone Securities, or through “processing organizations” (e.g., mutual fund supermarkets) that purchase shares for their customers.  Additionally, Class C shareholders may exchange their Class C shares for Class A shares of the same Fund, if offered in their state and such an exchange can be accommodated by their financial institution. No front-end sales charges will apply to any such exchange, however, if the Class C shares have been held less than 12 months, a CDSC of 1% may be assessed on the exchange transaction, which may be processed as a liquidation and a purchase. Class Y shareholders that meet the required minimum for Institutional Class shares may exchange their Class Y shares for Institutional Class shares within the same Fund if offered in their state and if such an exchange can be accommodated by their financial institution.

For federal income tax purposes, exchanges of one share class for a different share class of the same Fund (even if processed as a liquidation and a purchase) should not result in the realization by the investor of a capital gain or loss.  There can be no assurance of any particular tax treatment, however, and you are urged and advised to consult with your own tax advisor before entering into a share class exchange.

Share Class Conversions. Effective January 1, 2019 (the "Effective Date"), Class C shares of each Fund will automatically convert into Class A shares of the same Fund after they have been held for 10 years. The conversion will not be considered a taxable event for federal income tax purposes. These automatic conversions will be executed without any sales charge (including CDSCs) redemption or transaction fee, or other charge. After such conversation takes place, the shares will be subject to all features, rights, and expenses of Class A shares. If you hold Class C shares through certain financial intermediaries, such as an omnibus account or group retirement recordkeeping platform, your intermediary may not be able to track the amount of time you held your Class C shares purchased before January 1, 2019. In these instances, Class C shares held prior to the Effective Date will automatically convert to Class A shares 10 years after the Effective Date and every 10 years thereafter.

Financial intermediaries may convert shares in a customer or client’s account to a more expensive share class if prior to the conversion the intermediary determines that the higher priced share class is more suitable to the customer’s interests and the intermediary discloses any additional compensation to the customer, including revenue sharing arrangements with the Advisor or Distributor.

If a financial institution, processing organization or intermediary (a “converting entity”) is initiating a share class conversion(s) for Touchstone Funds on a platform, then the converting entity should contact Touchstone Securities at least 60 days in advance and obtain Touchstone Securities’ approval of the share class conversion.

Additional Information on the CDSC. The CDSC is waived under the following circumstances:

•
Any partial or complete redemption following death or disability (as defined in the Code) of a shareholder (including one who owns the shares with his or her spouse as a joint tenant with rights of survivorship) from an account in which the deceased or disabled is named.  Touchstone Securities may require documentation prior to waiver of the charge, including death certificates, physicians’ certificates, etc.

•
Redemptions from a systematic withdrawal plan.  If the systematic withdrawal plan is based on a fixed dollar amount or number of shares, systematic withdrawal redemptions are limited to no more than 10% of your account value or number of shares per year, as of the date the transfer agent receives your request.  If the systematic withdrawal plan is based on a fixed percentage of your account value, each redemption is limited to an amount that would not exceed 10% of your annual account value at the time of withdrawal.

•
Redemptions from retirement plans qualified under Section 401 of the Code.  The CDSC will be waived for benefit payments made by Touchstone directly to plan participants.  Benefit payments will include, but are not limited to, payments resulting from death, disability, retirement, separation from service, required minimum distributions (as described under Section 401(a)(9) of the Code), in-service distributions, hardships, loans and qualified domestic relations orders.  The CDSC waiver will not apply in the event of termination of the plan or transfer of the plan to another financial institution.

•	Redemptions that are mandatory withdrawals from a traditional IRA account after reaching the qualified age based on applicable IRS regulations.

•
Please see Appendix A - Intermediary-Specific Sales Charge Waivers and Discounts in the prospectus for a description of variation in sales charges and waivers for Fund shares purchased through Ameriprise Financial, Edward D. Jones & Co., Janney Montgomery Scott, Merrill Lynch, Morgan Stanley, Oppenheimer & Co. Inc. and Raymond James.

General.  The above mentioned CDSC waivers do not apply to Class A share redemptions made within one year of the date of purchase where a Finder's Fee was paid by Touchstone Securities due to an investment in the Touchstone Fund Complex totaling $1 million or more. All sales charges imposed on redemptions are paid to the Distributor.  In determining whether the CDSC is payable, it is assumed that shares not subject to the CDSC are the first redeemed followed by other shares held for the longest period of time.  The CDSC will not be imposed upon shares representing reinvested dividends or capital gains distributions, or upon amounts representing share appreciation.

CDSC for Certain Redemptions of Class A Shares.  A CDSC is imposed upon certain redemptions of Class A shares of the Funds (or shares into which such Class A shares were exchanged) purchased at NAV due to an individual shareholder investment amount in the Touchstone Fund Complex of $1 million or more where a Finder's Fee was paid by the Distributor and the shares were redeemed within one year from the date of purchase.  The CDSC will be paid to the Distributor and will be equal to the commission percentage paid at the time of purchase as applied to the lesser of (1) the NAV at the time of purchase of the Class A shares being redeemed, or (2) the NAV of such Class A shares at the time of redemption.  If a purchase of Class A shares is subject to the CDSC, you will be notified on the confirmation you receive for your purchase.  Redemptions of such Class A shares of the Funds held for at least one year will not be subject to the CDSC.

Examples.  The following example will illustrate the operation of the CDSC.  Assume that you open an account and purchase 1,000 shares at $10 per share and that six months later the NAV per share is $12 and, during such time, you have acquired then 50 additional shares through reinvestment of distributions.  If, at such time you should redeem 450 shares (totaling proceeds of $5,400), then 50 shares will not be subject to the charge because of dividend reinvestment.  With respect to the remaining 400 shares, the charge is applied only to the original cost of $10 per share and not to the increase in NAV to $12 per share.  Therefore, $4,000 of the $5,400 redemption proceeds will pay the charge.  At the rate of 1.00%, the CDSC would be $40 for redemptions of Class C shares.  In determining whether an amount is available for redemption without incurring a deferred sales charge, the purchase payments made for all shares in your account are aggregated.

OTHER PURCHASE AND REDEMPTION INFORMATION

Waiver of Minimum Investment Requirements.  The minimum and subsequent investment requirements for purchases in the Funds may not apply to:

1.
Any director, officer or other employee* (and their immediate family members**, as defined below) of Western & Southern Financial Group, Inc. or any of its affiliates or any portfolio advisor or service provider to the Trust.

2.	Any employee benefit plan that is provided administrative services by a third-party administrator that has entered into a special service arrangement with Touchstone Securities.

The minimum investment waivers are not available for the Institutional Class shares of the Dynamic Equity Fund.

Waiver of Class A Sales Charges.  In addition to the categories of purchasers described in the prospectus for whom the sales charge on purchases of Class A shares of the Funds may be waived, Class A shares issued or purchased in the following transactions are not subject to sales charges (and no concessions are paid by the Distributor on such purchases):

1.
Purchases into a Fund by any director, officer, employee* (and their immediate family members**, as defined below), or current separate account client of or referral by a sub-advisor to that particular Fund;

2.	Purchases by any director, officer or other employee* (and their immediate family members**) of Western & Southern Financial Group or any of its affiliates; and

3.	Purchases by any employees of BNY Mellon who provide services for the Touchstone Funds, Touchstone Advisors, or Touchstone Securities.

Exemptions must be qualified in advance by the Distributor.  At the option of the Trust, the front-end sales charge may be included on purchases by such persons in the future.

 * The term "employee" is deemed to include current and retired employees.
**Immediate family members are defined as the parents, mother-in-law or father-in-law, spouse, brother or sister, brother-in-law or sister-in-law, son-in-law or daughter-in-law, and children, of a registered representative or employee and any other individual to whom the registered representative or employee provides material support.

Waiver of Class A Sales Charge for Clients of Financial Intermediaries.  Touchstone Securities has agreed to waive the Class A sales charge for clients of financial intermediaries that have entered into an agreement with Touchstone Securities to offer shares to self-directed investment brokerage accounts that may or may not charge a transaction fee to their customers. As of the date of this SAI, this arrangement applies to shareholders purchasing fund shares through platforms at the following intermediaries:

•	Ameriprise Financial

•	Edward D. Jones & Co.

•	Janney Montgomery Scott

•	JP Morgan Securities

•	Merrill Lynch

•	Morgan Stanley

•	Oppenheimer & Co. Inc.

•	Raymond James

•	RBC

Please see Appendix A - Intermediary Specific Sales Charge Waivers and Discounts to the Funds to the Funds’ prospectus for a description of variations in sales charges and waivers for Fund shares purchased through Ameriprise Financial, Edward D. Jones & Co., Janney Montgomery Scott, Merrill Lynch, Morgan Stanley, Oppenheimer & Co. Inc. and Raymond James.

Waiver of Class A Sales Charge for former Constellation Shareholders.  Shareholders who owned shares of the Trust as of November 17, 2006 who are purchasing additional shares for their accounts or opening new accounts in any Touchstone Fund are not subject to the front-end sales charge for purchases of Class A shares.  If you are purchasing shares through a financial intermediary, you must notify the intermediary at the time of purchase that a purchase qualifies for a sales load waiver and you may be required to provide copies of account statements verifying your qualification.

Shareholders who are eligible for the sales charge waivers listed above may open an account with the Fund directly to receive the sales charge waiver.

Class Y Shares “Grandfather” Clause.  New purchases of the Class Y shares are no longer available directly through Touchstone Securities.  Those shareholders who owned Class Y shares purchased directly through Touchstone Securities prior to February 2, 2009, or those former Old Mutual shareholders who owned Class Z shares which became Class Y shares on April 16, 2012, or those former Fifth Third Mutual Fund Shareholders who owned Institutional Class shares which became Class Y shares on September 10, 2012 may continue to hold Class Y shares of the corresponding Fund(s).  In addition, those shareholders may continue to make subsequent purchases into existing accounts of Class Y shares of the Fund(s) they owned prior to February 2, 2009, April 16, 2012, and September 10, 2012, respectively.

Purchases in-Kind.  In limited circumstances and subject to the prior consent of the Fund, the Fund may accept payment for shares in securities. Shares may be purchased by tendering payment in-kind in the form of marketable securities, including but not limited to shares of common stock, provided the acquisition of such securities is consistent with the applicable Fund’s investment goal and is otherwise acceptable to the Advisor.  Transactions of this type are generally a taxable transaction.  Before purchasing shares by tendering payment in-kind, investors are urged and advised to consult with their own tax advisor regarding the tax consequences of such a transaction.

Redemptions in-Kind.  Under unusual circumstances, when the Board deems it in the best interests of a Fund’s shareholders, the Fund may make payment for shares repurchased or redeemed in whole or in part in securities of the Fund taken at current value.

Should payment be made in securities, the redeeming shareholder will bear the market risk until the securities are sold and the redeeming shareholder will generally incur brokerage costs and other costs in converting such securities to cash.  Portfolio securities that are issued in an in-kind redemption will be readily marketable.  The Trust has filed an irrevocable election with the SEC under Rule 18f-1 of the 1940 Act wherein the Funds are committed to pay redemptions in cash, rather than in-kind, to any shareholder of record of a Fund who redeems during any ninety-day period, the lesser of $250,000 or 1% of a Fund’s NAV at the beginning of such period.  Redemptions in-kind are taxable for federal income tax purposes in the same manner as redemptions for cash. The Funds may also use redemption in-kind for certain Fund shares held by ReFlow.

Undeliverable Checks. Dividend and distribution checks issued from non–retirement accounts for less than $25 will be automatically reinvested in the Fund that pays them. If your redemption proceeds, dividend, or distribution check is returned as “undeliverable”, your account will be considered a lost shareholder account, correspondence will be sent to you requesting that you contact the Fund, and the outstanding payment will be deposited into an account for potential escheatment to your state of residence. If you contact the Fund and provide proper documentation to update the address on the account, the Fund will no longer consider your account to be a lost shareholder account, and your outstanding payment will be reissued to your corrected address. Also, if your dividend or distribution check is returned as “undeliverable”, your cash election will be changed automatically and future dividends will be reinvested in the Fund at the per share NAV determined as of the payable date.

Uncashed Checks. All uncashed checks on your account will appear with your monthly or quarterly statement for your convenience. If your redemption proceeds, dividend, or distribution check from a non–retirement account is not cashed within six months (an “outstanding payment”) and the account remains open, the outstanding payment on your account will be cancelled and the proceeds will be reinvested in the Fund at the per share NAV determined as of the date of cancellation, which may be higher or lower than the NAV at which your shares were initially redeemed. In addition, if the payment was for dividends or distributions, your cash election will be automatically changed and future dividends and distributions will be reinvested in the Fund at the per share NAV determined as of the payable date. For outstanding payments in retirement accounts, no action will be taken.

Fund Shares Purchased by Check.  We may delay the processing and payment of a redemption request for shares you recently purchased by check until your check clears, which may take up to 15 days.  If you need your money sooner, you should purchase shares by bank wire.

Low Account Balances (Only applicable for shares held through Touchstone Securities directly).  If your balance falls below the minimum amount required for your account, based on actual amounts you have invested (as opposed to a reduction from market changes) Touchstone Securities may sell your shares and send the proceeds to you.  Touchstone Securities will notify you if your shares are about to be sold and you will have 30 days to increase your account balance to the minimum amount.

A Fund’s dividends and other distributions are taxable to shareholders (other than retirement plans and other tax-exempt investors) whether received in cash or reinvested in additional shares of the Fund. A dividend or distribution paid by a Fund has the effect of reducing the NAV per share on the ex-dividend date by the amount of the dividend or distribution. A dividend or distribution declared shortly after a purchase of shares by an investor would, therefore, represent, in substance, a return of capital to the shareholder with respect to such shares even though it would be subject to federal income taxes.

For most shareholders, a statement will be sent to you within 60 days after the end of each year detailing the federal income tax status of your distributions. Please see “Taxes” below for more information on the federal income tax consequences of dividends and other distributions made by the Funds.

Facilitated Transfers. In the event an existing Touchstone fund shareholder wishes to move money between their Touchstone mutual fund account and a money market fund, Touchstone Advisors, has partnered with The Dreyfus Corporation to help facilitate this type of transaction pursuant to certain limitations. Please contact Touchstone Shareholder Services at 1.800.543.0407 for more information if you are interested in pursuing this type of transaction.

DISTRIBUTIONS

A Fund’s dividends and other distributions are taxable to shareholders (other than retirement plans and other tax-exempt investors) whether received in cash or reinvested in additional shares of the Fund.  A dividend or distribution paid by a Fund has the effect of reducing the NAV per share on the ex-dividend date by the amount of the dividend or distribution.  A dividend or distribution declared shortly after a purchase of shares by an investor would, therefore, represent, in substance, a return of capital to the shareholder with respect to such shares even though it would be subject to federal income taxes.

For most shareholders, a statement will be sent to you within 45 days after the end of each year detailing the federal income tax status of your distributions.  Please see “ Federal Income Taxes” below for more information on the federal income tax consequences of dividends and other distributions made by the Funds.

FEDERAL INCOME TAXES

The following discussion summarizes certain U.S. federal income tax considerations affecting the Funds and their shareholders.  This discussion is for general information only and does not purport to consider all aspects of U.S. federal income taxation that might be relevant to beneficial owners of shares of the Funds.  Therefore, the summary discussion that follows may not be considered to be individual tax advice and may not be relied upon by any shareholder.  The summary is based upon current provisions of the Code, applicable U.S. Treasury Regulations (the “Regulations”), and administrative and judicial interpretations thereof, all of which are subject to change, which change could be retroactive, and may affect the conclusions expressed herein.  The summary applies only to beneficial owners of a Fund’s shares in whose hands such shares are capital assets within the meaning of Section 1221 of the Code, and may not apply to certain types of beneficial owners of a Fund’s shares, including, but not limited to insurance companies, tax-exempt organizations, shareholders holding a Fund’s shares through tax-advantaged accounts (such as an individual retirement account (an “IRA”), a 401(k) plan account, or other qualified retirement account), financial institutions, pass-through entities, broker-dealers, entities that are not organized under the laws of the United States or a political subdivision thereof, persons who are neither a citizen nor resident of the United States, shareholders holding a Fund’s shares as part of a hedge, straddle or conversion transaction, and shareholders who are subject to the alternative minimum tax.  Persons who may be subject to tax in more than one country should consult the provisions of any applicable tax treaty to determine the potential tax consequences to them.

No Fund has requested nor will any Fund request an advance ruling from the Internal Revenue Service (the “IRS”) as to the federal income tax matters described below.  The IRS could adopt positions contrary to those discussed below and such positions could be sustained.  In addition, the following discussion applicable to shareholders of a Fund addresses only some of the federal income tax considerations generally affecting investments in such Fund.

Shareholders are urged and advised to consult their own tax advisor with respect to the tax consequences of the ownership, purchase and disposition of an investment in a Fund including, but not limited to, the applicability of state, local, foreign and other tax laws affecting the particular shareholder and to possible effects of changes in federal or other tax laws.

General.  For federal income tax purposes, each Fund is treated as a separate corporation.  Each Fund has elected, and intends to continue to qualify for, taxation as a regulated investment company (a “RIC”) under the Code.  By qualifying as a RIC, a Fund (but not the shareholders) will not be subject to federal income tax on that portion of its investment company taxable income and realized net capital gains that it distributes to its shareholders.

Shareholders should be aware that investments made by a Fund, some of which are described below, may involve complex tax rules some of which may result in income or gain recognition by the Fund without the concurrent receipt of cash.  Although each Fund seeks to avoid significant noncash income, such noncash income could be recognized by a Fund, in which case it may distribute cash derived from other sources in order to meet the minimum distribution requirements described below.  Cash to make the required minimum distributions may be obtained from sales proceeds of securities held by a Fund (even if such sales are not advantageous) or, if permitted by its governing documents and other regulatory restrictions, through borrowing the amounts required to be distributed.

Qualification As A Regulated Investment Company.  Qualification as a RIC under the Code requires, among other things, that each Fund: (a) derive at least 90% of its gross income for each taxable year from (i) dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including but not limited to gains from options, futures and forward contracts) derived with respect to its business of investing in such stock, securities or currencies, and (ii) net income from interests in qualified publicly traded partnerships (together with (i), the “Qualifying Income Requirement”); (b) diversify its holdings so that, at the close of each quarter of the taxable year: (i) at least 50% of the value of its total assets is comprised of cash, cash items (including receivables), U.S. government securities, securities of other RICs and other securities, with those other securities limited, in respect of any one issuer, to an amount that does not exceed 5% of the value of its total assets and that does not represent more than 10% of the outstanding voting securities of such issuer; and (ii) not more than 25% of the value of its assets is invested in the securities (other than U.S. government securities or securities of other RICs) of any one issuer or the securities (other than the securities of other RICs) of two or more issuers controlled by it and engaged in the same, similar or related trades or businesses, or the securities of one or more “qualified publicly traded partnerships” (together with (i) the “Diversification Requirement”); and (c) distribute for each taxable year at least the sum of (i) 90% of its investment company taxable income (which includes dividends, taxable interest, taxable original issue discount income, market discount income, income from securities lending, net short-term capital gain in excess of net long-term capital loss, certain net realized foreign currency exchange gains, and any other taxable income other than “net capital gain” as defined below and is reduced by deductible expenses) determined without regard to any deduction for dividends paid; and (ii) 90% of its tax-exempt interest, if any, net of certain expenses allocable thereto (“net tax-exempt interest”) (together with (i), the "Distribution Requirement").

The U.S. Treasury Department is authorized to promulgate regulations under which gains from foreign currencies (and options, futures, and forward contracts on foreign currency) would constitute qualifying income for purposes of the Qualifying Income Requirement only if such gains are directly related to the principal business of a Fund of investing in stock or securities or options and futures with respect to stock or securities.  To date, the U.S. Treasury Department has not issued such regulations.

As a RIC, a Fund generally will not be subject to U.S. federal income tax on the portion of its income and capital gains that it distributes to its shareholders in any taxable year for which it distributes, in compliance with the Code’s timing and other requirements at least 90% of its investment company taxable income (determined without regard to the deduction for dividends paid) and at least 90% of its net tax-exempt interest.  Each Fund may retain for investment all or a portion of its net capital gain (i.e., the excess of its net long-term capital gain over its net short-term capital loss).  If a Fund retains any investment company taxable income or net capital gain, it will be subject to tax at regular corporate rates on the amount retained.  If a Fund retains any net capital gain, it may designate the retained amount as undistributed net capital gain in a notice to its shareholders, who will be (i) required to include in income for federal income tax purposes, as long-term capital gain, their shares of such undistributed amount; and (ii) entitled to credit their proportionate shares of tax paid by such Fund against their federal income tax liabilities, if any, and to claim refunds to the extent the credit exceeds such liabilities.  For federal income tax purposes, the tax basis of the shares owned by a shareholder of a Fund will be increased by the amount of undistributed net capital gain included in the shareholder’s gross income and decreased by the federal income tax paid by such Fund on that amount of capital gain.

The Qualifying Income Requirement and Diversification Requirement that must be met under the Code in order for a Fund to qualify as a RIC, as described above, may limit the extent to which it will be able to engage in derivative transactions.  Rules governing the federal income tax aspects of derivatives, including swap agreements, are not entirely clear in certain respects, particularly in light of two IRS revenue rulings issued in 2006.  Revenue Ruling 2006-1 held that income from a derivative contract with respect to a commodity index is not qualifying income for a RIC.  Subsequently, the IRS issued Revenue Ruling 2006-31 in which it stated that the holding in Revenue Ruling 2006-1 “was not intended to preclude a conclusion that the income from certain instruments (such as certain structured notes) that create a commodity exposure for the holder is qualifying income.”  Accordingly, the Qualifying Income Requirement may limit each Fund’s ability to invest in commodity related derivative transactions and other derivative transactions.  Each Fund will account for any investments in commodity derivative transactions in a manner it deems to be appropriate; the IRS, however, might not accept such treatment.  If the IRS did not accept such treatment, the status of such Fund as a RIC might be jeopardized.

In general, for purposes of the Qualifying Income Requirement described above, income derived from a partnership is treated as qualifying income only to the extent such income is attributable to items of income of the partnership which would be qualifying income if realized directly by the RIC.  However, all of the net income of a RIC derived from an interest in a qualified publicly traded partnership (defined as a partnership (x) the interests in which are traded on an established securities market or are readily tradable on a secondary market or the substantial equivalent thereof, and (y) that derives less than 90% of its income from the qualifying income described in clause (i) of the Qualifying Income Requirement described above) will be treated as qualifying income.  In general, such entities will be treated as partnerships for federal income tax purposes if they meet the passive income requirement under Section 7704(c)(2) of the Code.  In addition, although in general the passive loss rules of the Code do not apply to RICs, such rules do apply to a RIC with respect to items attributable to an interest in a qualified publicly traded partnership.

For purposes of the Diversification Requirement described above, the term “outstanding voting securities of such issuer” will include the equity securities of a qualified publicly traded partnership.

If a Fund fails to satisfy the Qualifying Income Requirement or the Diversification Requirement in any taxable year, such Fund may be eligible for relief provisions if the failures are due to reasonable cause and not willful neglect and if a penalty tax is paid with respect to each failure to satisfy the applicable requirements.  Additionally, relief is provided for certain de minimis failures to satisfy the Diversification Requirements where the Fund corrects the failure within a specified period of time.  If the applicable relief provisions are not available or cannot be met, such Fund will fail to qualify as a RIC and will be subject to federal income tax in the same manner as an ordinary corporation at a tax rate of 21% and all distributions from earnings and profits (as determined under U.S. federal income tax principles) to its shareholders will be taxable as ordinary dividend income eligible for the dividends-received deduction for corporate shareholders and for qualified dividend income treatment for non-corporate shareholders.

Excise Tax.  If a Fund fails to distribute by December 31 of each calendar year an amount equal to the sum of (1) at least 98% of its taxable ordinary income (excluding capital gains and losses) for such year, (2) at least 98.2% of the excess of its capital gains over its capital losses (as adjusted for certain ordinary losses) for the twelve month period ending on October 31 of such year, and (3) all taxable ordinary income and the excess of capital gains over capital losses for the prior year that were not distributed during such year and on which it did not pay federal income tax, such Fund will be subject to a nondeductible 4% excise tax (the “Excise Tax”) on the undistributed amounts.  A distribution will be treated as paid on December 31 of the calendar year if it is declared by a Fund in October, November, or December of that year to shareholders of record on a date in such month and paid by it during January of the following year.  Such distributions will be taxable to shareholders (other than those not subject to federal income tax) in the calendar year in which the distributions are declared, rather than the calendar year in which the distributions are received.  Each Fund generally intends to actually distribute or be deemed to have distributed substantially all of its net income and gain, if any, by the end of each calendar year in compliance with these requirements so that it will generally not be required to pay the Excise Tax.  A Fund may in certain circumstances be required to liquidate its investments in order to make sufficient distributions to avoid the Excise Tax liability at a time when its Advisor might not otherwise have chosen to do so.  Liquidation of investments in such circumstances may affect the ability of a Fund to satisfy the requirements for qualification as a RIC.  However, no assurances can be given that a Fund will not be subject to the Excise Tax and, in fact, in certain instances if warranted, a Fund may choose to pay the Excise Tax as opposed to making an additional distribution.

Capital Loss Carryforwards.  The excess of a Fund’s net short-term capital losses over its net long-term capital gain is treated as short-term capital losses arising on the first day of the Fund’s next taxable year and the excess of a Fund’s net long-term capital losses over its net short-term capital gain is treated as long-term capital losses arising on the first day of the Fund’s next taxable year.  If carried forward capital losses offset future gains, such future capital gains are not subject to Fund-level federal income taxation, regardless of whether they are distributed to shareholders.  A Fund cannot carry back or carry forward any net operating losses.

Original Issue Discount And Market Discount.  A Fund may acquire debt securities that are treated as having original issue discount (“OID”) (generally a debt obligation with a purchase price less than its principal amount, such as a zero coupon bond).  Generally, a Fund will be required to include the OID in income over the term of the debt security, even though it will not receive cash payments for such OID until a later time, usually when the debt security matures.  A Fund may make one or more of the elections applicable to debt securities having OID which could affect the character and timing of recognition of income.  Inflation-protected bonds generally can be expected to produce OID income as their principal amounts are adjusted upward for inflation.  The IRS may treat a portion of the OID includible in income with respect to certain high-yield corporate debt securities as a dividend for federal income tax purposes.

A debt security acquired in the secondary market by a Fund may be treated as having market discount if acquired at a price below redemption value or adjusted issue price if issued with original issue discount.  The Fund’s market discount accrues ratably, on a daily basis, over the period from the date of acquisition to the date of maturity even though the Fund will not receive cash. Absent an election by a Fund to include the market discount in income as it accrues, gain on its disposition of such an obligation will be treated as ordinary income rather than capital gain to the extent of the accrued market discount.

In addition, pay-in-kind securities will give rise to income which is required to be distributed and is taxable even though a Fund holding such securities receives no interest payments in cash on such securities during the year.

Each Fund generally will be required to make distributions to shareholders representing the income accruing on the securities, described above, that is currently includable in income, even though cash representing such income may not have been received by such Fund.  Cash to pay these distributions may be obtained from sales proceeds of securities held by a Fund (even if such sales are not advantageous) or, if permitted by such Fund’s governing documents, through borrowing the amounts required to be distributed.  In the event a Fund realizes net capital gains from such transactions, its shareholders may receive a larger capital gain distribution, if any, than they would have in the absence of such transactions.

Options, Futures, And Forward Contracts.  The writing (selling) and purchasing of options and futures contracts and entering into forward currency contracts, involves complex rules that will determine for federal income tax purposes the amount, character and timing of recognition of the gains and losses a Fund realizes in connection with such transactions.

Gains and losses on the sale, lapse, or other termination of options and futures contracts, options thereon and certain forward contracts (except certain foreign currency options, forward contracts and futures contracts) will generally be treated as capital gains and losses.  Some regulated futures contracts, certain foreign currency contracts, and certain non-equity options (such as certain listed options or options on broad based securities indexes) held by a Fund (“Section 1256 contracts”), other than contracts on which it has made a “mixed-straddle election”, will be required to be “marked-to-market” for federal income tax purposes, that is, treated as having been sold at their market value on the last day of such Fund’s taxable year.  These provisions may require a Fund to recognize income or gains without a concurrent receipt of cash.  Any gain or loss recognized on actual or deemed sales of Section 1256 contracts will be treated as 60% long-term capital gain or loss and 40% short-term capital gain or loss, although certain foreign currency gains and losses from such contracts may be treated as ordinary income or loss as described below.  Transactions that qualify as designated hedges are exempt from the mark-to-market rule, but may require a Fund to defer the recognition of losses on futures contracts, foreign currency contracts and certain options to the extent of any unrecognized gains on related positions held by it.

The tax provisions described above applicable to options, futures and forward contracts may affect the amount, timing, and character of a Fund’s distributions to its shareholders.  For example, the Section 1256 rules described above may operate to increase the amount a Fund must distribute to satisfy the minimum distribution requirement for the portion treated as short-term capital gain which will be taxable to its shareholders as ordinary income, and to increase the net capital gain it recognizes, without, in either case, increasing the cash available to it.  A Fund may elect to exclude certain transactions from the operation of Section 1256, although doing so may have the effect of increasing the relative proportion of net short-term capital gain (taxable as ordinary income) and thus increasing the amount of dividends it must distribute.  Section 1256 contracts also may be marked-to-market for purposes of the Excise Tax.

When a covered call or put option written (sold) by a Fund expires such Fund will realize a short-term capital gain equal to the amount of the premium it received for writing the option.  When a Fund terminates its obligations under such an option by entering into a closing transaction, it will realize a short-term capital gain (or loss), depending on whether the cost of the closing transaction is less than (or exceeds) the premium received when it wrote the option.  When a covered call option written by a Fund is exercised, such Fund will be treated as having sold the underlying security, producing long-term or short-term capital gain or loss, depending upon the holding period of the underlying security and whether the sum of the option price received upon the exercise plus the premium received when it wrote the option is more or less than the basis of the underlying security.

Straddles.  Section 1092 deals with the taxation of straddles which also may affect the taxation of options in which a Fund may invest.  Offsetting positions held by a Fund involving certain derivative instruments, such as options, futures and forward currency contracts, may be considered, for federal income tax purposes, to constitute “straddles.”  Straddles are defined to include offsetting positions in actively traded personal property.  In certain circumstances, the rules governing straddles override or modify the provisions of Section 1256, described above.  If a Fund is treated as entering into a straddle and at least one (but not all) of its positions in derivative contracts comprising a part of such straddle is governed by Section 1256, then such straddle could be characterized as a “mixed straddle.”  A Fund may make one or more elections with respect to mixed straddles.  Depending on which election is made, if any, the results with respect to a Fund may differ.  Generally, to the extent the straddle rules apply to positions established by a Fund, losses realized by it may be deferred to the extent of unrealized gain in any offsetting positions.  Moreover, as a result of the straddle rules, short-term capital loss on straddle positions may be characterized as long-term capital loss, and long-term capital gain may be characterized as short-term capital gain.  In addition, the existence of a straddle may affect the holding period of the offsetting positions and cause such sales to be subject to the “wash sale” and “short sale” rules.  As a result, the straddle rules could cause distributions that would otherwise constitute “qualified dividend income” to fail to satisfy the applicable holding period requirements, described below, and therefore to be taxed as ordinary income.  Further, a Fund may be required to capitalize, rather than deduct currently, any interest expense and carrying charges applicable to a position that is part of a straddle.  Because the application of the straddle rules may affect the character and timing of gains and losses from affected straddle positions, the amount which must be distributed to shareholders, and which will be taxed to shareholders as ordinary income or long-term capital gain, may be increased or decreased substantially as compared to the situation where a Fund had not engaged in such transactions.

In circumstances where a Fund has invested in certain pass-through entities, the amount of long-term capital gain that it may recognize from certain derivative transactions with respect to interests in such pass-through entities is limited under the Code’s constructive ownership rules.  The amount of long-term capital gain is limited to the amount of such gain a Fund would have had if it directly invested in the pass-through entity during the term of the derivative contract.  Any gain in excess of this amount is treated as ordinary income.  An interest charge is imposed on the amount of gain that is treated as ordinary income.

Swaps And Derivatives.  As a result of entering into swap or derivative agreements, a Fund may make or receive periodic net payments.  A Fund may also make or receive a payment when a swap or derivative is terminated prior to maturity through an assignment of the swap or derivative or other closing transaction.  Periodic net payments will generally constitute ordinary income or deductions, while termination of a swap or derivative will generally result in capital gain or loss (which will be a long-term capital gain or loss if the Fund has been a party to a swap or derivative for more than one year).  With respect to certain types of swaps or derivatives, a Fund may be required to currently recognize income or loss with respect to future payments on such swaps or derivatives or may elect under certain circumstances to mark such swaps or derivatives to market annually for tax purposes as ordinary income or loss.

Rules governing the tax aspects of swap or derivative agreements are not entirely clear in certain respects, in particular whether income generated is Qualifying Income.  Accordingly, while each Fund intends to account for such transactions in a manner it deems appropriate, the IRS might not accept such treatment.  If the IRS did not accept such treatment, the status of the Fund as a RIC might be adversely affected.  The Funds intend to monitor developments in this area.  Certain requirements that must be met under the Code in order for each Fund to qualify as a RIC may limit the extent to which a Fund will be able to engage in swap agreements and certain derivatives.

Constructive Sales.  Certain rules may affect the timing and character of gain if a Fund engages in transactions that reduce or eliminate its risk of loss with respect to appreciated financial positions.  If a Fund enters into certain transactions (including a short sale, an offsetting notional principal contract, a futures or forward contract, or other transactions identified in U.S. Treasury regulations) in property while holding an appreciated financial position in substantially identical property, it will be treated as if it had sold and immediately repurchased the appreciated financial position and will be taxed on any gain (but not loss) from the constructive sale.  The character of gain from a constructive sale will depend upon a Fund’s holding period in the appreciated financial position.  Loss from a constructive sale would be recognized when the position was subsequently disposed of, and its character would depend on a Fund’s holding period and the application of various loss deferral provisions of the Code.

In addition, if the appreciated financial position is itself a short sale, acquisition of the underlying property or substantially identical property by a Fund will be deemed a constructive sale.  The foregoing will not apply, however, to a Fund’s transaction during any taxable year that otherwise would be treated as a constructive sale if the transaction is closed within 30 days after the end of that year and such Fund holds the appreciated financial position unhedged for 60 days after that closing (i.e., at no time during that 60-day period is such Fund’s risk of loss regarding the position reduced by reason of certain specified transactions with respect to substantially identical or related property, such as having an option to sell, being contractually obligated to sell, making a short sale or granting an option to buy substantially identical stock or securities).

Wash Sales.  A Fund may in certain circumstances be impacted by special rules relating to “wash sales.”  In general, the wash sale rules prevent the recognition of a loss by a Fund from the disposition of stock or securities at a loss in a case in which identical or substantially identical stock or securities (or an option to acquire such property) is or has been acquired by it within 30 days before or 30 days after the sale.

Short Sales.  A Fund may make short sales of securities.  Short sales may increase the amount of short-term capital gain realized by a Fund, which is taxed as ordinary income when distributed to its shareholders.  Short sales also may be subject to the “Constructive Sales” rules, discussed above.

Tax Credit Bonds.  If a Fund holds (directly or indirectly) one or more “tax credit bonds” (defined below) on one or more specified dates during a Fund’s taxable year, and it satisfies the minimum distribution requirement, it may elect for U.S. federal income tax purposes to pass through to shareholders tax credits otherwise allowable to it for that year with respect to such tax credit bonds.  A tax credit bond is defined in the Code as a “qualified tax credit bond” (which includes a qualified forestry conservation bond, a new clean renewable energy bond, a qualified energy conservation bond, or a qualified zone academy bond, each of which must meet certain requirements specified in the Code), a “build America bond” (which includes certain qualified bonds issued before January 1, 2011) or certain other bonds specified in the Code. New tax credit bonds may not be issued after December 31, 2017. If a Fund were to make an election, a shareholder of such Fund would be required to include in gross income an amount equal to such shareholder’s proportionate share of the interest income attributable to such credits and would be entitled to claim as a tax credit an amount equal to a proportionate share of such credits.  Certain limitations may apply on the extent to which the credit may be claimed.

Other Regulated Investment Companies.  The use of a fund-of-funds structure by the Allocation Funds could affect the amount, timing, and character of distributions from the Funds, and, therefore, may increase the amount of taxes payable by shareholders. Because each Allocation Fund will invest a large portion of its assets in shares of other funds, the distributable income and gains of an Allocation Fund will normally consist largely of distributions from the underlying funds in which the Allocation Fund invests and gains and losses on disposition of shares of the underlying funds.

Generally, the character of the income or capital gains that a Fund receives from another investment company will pass through to the Fund’s shareholders as long as the Fund and the other investment company each qualify as RICs under the Code.  However, to the extent that another investment company that qualifies as a RIC realizes net losses on its investments for a given taxable year, a Fund will not be able to recognize its share of those losses until it disposes of shares of such investment company.  Moreover, even when a Fund does make such a disposition, a portion of its loss may be recognized as a long-term capital loss.

In addition, in certain circumstances, the “wash sale” rules may apply to a Fund’s sales of underlying fund shares that have generated losses.  A wash sale occurs if shares of an underlying fund are sold by a Fund at a loss and the Fund acquires additional shares of that same underlying fund or other substantially identical stock or securities 30 days before or after the date of the sale.  The wash sale rules could defer losses in a Fund’s hands on sales of underlying fund shares (to the extent such sales are wash sales) for extended (and, in certain cases, potentially indefinite) periods of time.  As a result of the foregoing rules, and certain other special rules, it is possible that the amounts of net investment income and net capital gains that a Fund will be required to distribute to shareholders will be greater than such amounts would have been had the Fund invested directly in the securities held by the investment companies in which it invests, rather than investing in shares of the investment companies.  For similar reasons, the character of distributions from a Fund (e.g., long-term capital gain, qualified dividend income, etc.) will not necessarily be the same as it would have been had the Fund invested directly in the securities held by the investment companies in which it invests.

If an Allocation Fund is a “qualified fund-of-funds” (i.e., a RIC that invests at least 50% of its total assets in other RICs at the close of each quarter of its taxable year), it may elect to pass through to its own shareholders foreign tax credits received from underlying funds that make the election to pass such foreign tax credits through to their shareholders (see “Foreign Taxation” below).

The foregoing is only a general description of the federal income tax consequences of a fund-of-funds structure. Accordingly, prospective purchasers of shares of an Allocation Fund are urged to consult their tax advisers with specific reference to their own tax situation, including the potential application of state, local and foreign taxes.

Passive Foreign Investment Companies.  A Fund may invest in a non-U.S. corporation, which could be treated as a passive foreign investment company (a “PFIC”) or become a PFIC under the Code.  A PFIC is generally defined as a foreign corporation that meets either of the following tests: (1) at least 75% of its gross income for its taxable year is income from passive sources (such as interest, dividends, certain rents and royalties, or capital gains); or (2) an average of at least 50% of its assets produce, or are held for the production of, such passive income.  If a Fund acquires any equity interest in a PFIC, such Fund could be subject to federal income tax and interest charges on “excess distributions” received with respect to such PFIC stock or on any gain from the sale of such PFIC stock (collectively “PFIC income”), even if such Fund distributes the PFIC income as a taxable dividend to its shareholders.  The balance of the PFIC income will be included in such Fund’s investment company taxable income and, accordingly, will not be taxable to it to the extent it distributes that income to its shareholders.  A Fund’s distributions of PFIC income will be taxable as ordinary income even though, absent the application of the PFIC rules, some portion of the distributions may have been classified as capital gain.

A Fund will not be permitted to pass through to its shareholders any credit or deduction for taxes and interest charges incurred with respect to a PFIC.  Payment of this tax would therefore reduce a Fund’s economic return from its investment in PFIC shares.  To the extent a Fund invests in a PFIC, it may elect to treat the PFIC as a “qualified electing fund” (“QEF”), then instead of the tax and interest obligation described above on excess distributions, such Fund would be required to include in income each taxable year its pro rata share of the QEF’s annual ordinary earnings and net capital gain.  As a result of a QEF election, a Fund would likely have to distribute to its shareholders an amount equal to the QEF’s annual ordinary earnings and net capital gain to satisfy the Code’s minimum distribution requirement described herein and avoid imposition of the Excise Tax, even if the QEF did not distribute those earnings and gain to such Fund.  In most instances it will be very difficult, if not impossible, to make this election because of certain requirements in making the election.

A Fund may elect to “mark-to-market” its stock in any PFIC.  “Marking-to-market,” in this context, means including in ordinary income each taxable year the excess, if any, of the fair market value of the PFIC stock over such Fund’s adjusted basis therein as of the end of that year.  Pursuant to the election, a Fund also may deduct (as an ordinary, not capital, loss) the excess, if any, of its adjusted basis in the PFIC stock over the fair market value thereof as of the taxable year-end, but only to the extent of any net mark-to-market gains with respect to that stock it included in income for prior taxable years under the election.  A Fund’s adjusted basis in its PFIC stock subject to the election would be adjusted to reflect the amounts of income included and deductions taken thereunder.  In either case, a Fund may be required to recognize taxable income or gain without the concurrent receipt of cash.

Foreign Currency Transactions.  Foreign currency gains and losses realized by a Fund in connection with certain transactions involving foreign currency-denominated debt instruments, certain options, futures contracts, forward contracts, and similar instruments relating to foreign currency, foreign currencies, and foreign currency-denominated payables and receivables are subject to Section 988 of the Code, which causes such gains and losses to be treated as ordinary income or loss and may affect the amount and timing of recognition of such Fund’s income.  In some cases elections may be available that would alter this treatment, but such elections could be detrimental to a Fund by creating current recognition of income without the concurrent recognition of cash.  If a foreign currency loss treated as an ordinary loss under Section 988 were to exceed a Fund’s investment company taxable income (computed without regard to such loss) for a taxable year the resulting loss would not be deductible by it or its shareholders in future years.  The foreign currency income or loss will also increase or decrease a Fund’s investment company income distributable to its shareholders.

Foreign Taxation.  Income received by a Fund from sources within foreign countries may be subject to foreign withholding and other taxes.  Tax conventions between certain countries and the United States may reduce or eliminate such taxes.  If more than

50% of a Fund’s total assets at the close of any taxable year consist of stock or securities of foreign corporations, or if a Fund is a qualified fund-of-funds (i.e., a RIC that invests at least 50% of its total assets in other RICs at the close of each quarter of its taxable year), and the Fund meets the distribution requirements described above, such Fund may file an election (the “pass-through election”) with the IRS pursuant to which shareholders of the Fund would be required to (i) include in gross income (in addition to taxable dividends actually received) their pro rata shares of foreign income taxes paid by the Fund, or in the case of a qualified fund-of-funds, such taxes paid by an underlying fund that has made the pass-through election, even though not actually received by such shareholders; and (ii) treat such respective pro rata portions as foreign income taxes paid by them.  Each Fund will furnish its shareholders with a written statement providing the amount of foreign taxes paid by the Fund that will “pass-through” for the year, if any.

Generally, a credit for foreign taxes is subject to the limitation that it may not exceed the shareholder’s U.S. tax attributable to his or her total foreign source taxable income.  For this purpose, if the pass-through election is made, the source of a Fund’s income will flow through to shareholders.  The limitation on the foreign tax credit is applied separately to foreign source passive income, and to certain other types of income.  Shareholders may be unable to claim a credit for the full amount of their proportionate share of the foreign taxes paid by a Fund.  Various limitations, including a minimum holding period requirement, apply to limit the credit and deduction for foreign taxes for purposes of regular federal income tax and alternative minimum tax.

REITs.  A Fund may invest in REITs.  Investments in REIT equity securities may require a Fund to accrue and distribute taxable income without the concurrent receipt of cash.  To generate sufficient cash to make the requisite distributions, a Fund may be required to sell securities in its portfolio (including when it is not advantageous to do so) that it otherwise would have continued to hold.  A Fund’s investments in REIT equity securities may at other times result in its receipt of cash in excess of the REIT’s earnings; if such Fund distributes these amounts, these distributions could constitute a return of capital to its shareholders for federal income tax purposes.  Shareholders are generally allowed a deduction for qualified REIT dividends received by a Fund. Recently issued proposed regulations allow a RIC to pass the character of its qualified REIT dividends through to its shareholders provided certain holding period requirements are met.

A Fund may invest in REITs that hold residual interests in REMICs or taxable mortgage pools ("TMPs"), or such REITs may themselves constitute TMPs.  Under an IRS notice, and U.S. Treasury regulations that have yet to be issued but may apply retroactively, a portion of a Fund’s income from a REIT that is attributable to the REIT’s residual interest in a REMIC or a TMP (referred to in the Code as an “excess inclusion”) will be subject to federal income tax in all events.  This notice also provides, and the regulations are expected to provide, that excess inclusion income of a RIC, such as the Funds, will be allocated to shareholders of the RIC in proportion to the dividends received by such shareholders, with the same consequences as if the shareholders held the related REMIC residual interest or invested in the TMP directly.  As a result, the Fund may not be a suitable investment for certain tax exempt-shareholders, including a qualified pension plan, an individual retirement account, a 401(k) plan, a Keogh plan and other tax-exempt entities.  See “Tax-Exempt Shareholders.”

MLPs. A Fund may invest to a limited degree in MLPs that are treated as qualified publicly traded partnerships for federal income tax purposes. Net income derived from an interest in a qualified publicly traded partnership is included in the sources of income that satisfy the Qualifying Income Requirement. However, under the Diversification Requirement, no more than 25% of the value of a RIC’s total assets at the end of each fiscal quarter may be invested in securities of qualified publicly traded partnerships. If an MLP in which a Fund invests is taxed as a partnership for federal income tax purposes, the Fund will be taxable on its allocable share of the MLP’s income regardless of whether the Fund receives any distribution from the MLP. Thus, the Fund may be required to sell other securities in order to satisfy the distribution requirements to qualify as a RIC and to avoid federal income tax and the Excise Tax. Distributions to a Fund from an MLP that is taxed as a partnership for federal income tax purposes will constitute a return of capital to the extent of the Fund’s basis in its interest in the MLP. If a Fund’s basis is reduced to zero, distributions will generally constitute capital gain for federal income tax purposes.
For taxable years beginning after December 31, 2017 and before January 1, 2026, certain income from investments in MLPs that is included in the "combined qualified business income amount" are treated as “qualified business income” that is eligible for a 20% federal income tax deduction in the case of individuals, trusts and estates. The Code currently does not contain a provision permitting a RIC to pass the special character of this income through to its shareholders. As a result, direct investors in MLPs may be entitled to this deduction while investors that invest in a Fund that invests in MLPs will not.
Distributions.  Distributions paid out of a Fund’s current and accumulated earnings and profits (as determined at the end of the year), whether reinvested in additional shares or paid in cash, are generally taxable and must be reported by each shareholder who is required to file a federal income tax return.  Distributions in excess of a Fund’s current and accumulated earnings and profits, as computed for federal income tax purposes, will first be treated as a return of capital up to the amount of a shareholder’s tax basis in his or her Fund shares and then as capital gain.

For federal income tax purposes, distributions of net investment income are generally taxable as ordinary income, and distributions of gains from the sale of investments that a Fund owned (or is owning) for one year or less will be taxable as ordinary income.  Distributions designated by a Fund as “capital gain dividends” (distributions from the excess of net long-term capital gain over net short-term capital losses) will be taxable to shareholders as long-term capital gain regardless of the length of time they have held their shares of such Fund.  Such dividends do not qualify as dividends for purposes of the dividends received deduction or for qualified dividend income purposes as described below.

Distributions of “qualified dividend income” received by non-corporate shareholders of a Fund may be eligible for the long-term capital gain rate.  A Fund’s distribution will be treated as qualified dividend income and therefore eligible for the long-term capital gain rate to the extent the Fund receives dividend income from taxable domestic corporations and certain qualified foreign corporations, provided that certain holding period and other requirements are met.  A corporate shareholder of a Fund may be eligible for the dividends received deduction on such Fund’s distributions attributable to dividends received by such Fund from domestic corporations, which, if received directly by the corporate shareholder, would qualify for such a deduction.  For eligible corporate shareholders, the dividends received deduction may be subject to certain reductions, and a distribution by a Fund attributable to dividends of a domestic corporation will be eligible for the deduction only if certain holding period and other requirements are met.

Shareholders may also be subject to a 3.8% Medicare contribution tax on net investment income including interest (excluding tax-exempt interest), dividends, and capital gains of U.S. individuals with income exceeding $200,000 ($250,000 if married and filing jointly) and of estates and trusts.

For taxable years beginning after December 31, 2017 and before January 1, 2026, qualified REIT dividends (i.e., REIT dividends other than capital gain dividends and portions of REIT dividends designated as qualified dividend income) are eligible for a 20% federal income tax deduction in the case of individuals, trusts and estates. A Fund that receives qualified REIT dividends may elect to pass the special character of this income through to its shareholders. To be eligible to treat distributions from a Fund as qualified REIT dividends, a shareholder must hold shares of the Fund for more than 45 days during the 91-day period beginning on the date that is 45 days before the date on which the shares become ex‑dividend with respect to such dividend and the shareholder must not be under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property. If a Fund does not elect to pass the special character of this income through to shareholders or if a shareholder does not satisfy the above holding period requirements, the shareholder will not be entitled to the 20% deduction for the shareholder’s share of the Fund’s qualified REIT dividend income while direct investors in REITs may be entitled to the deduction.
Each Fund will furnish a statement to shareholders providing the federal income tax status of its dividends and distributions including the portion of such dividends, if any, that qualifies as long-term capital gain.

Different tax treatment, including penalties on certain excess contributions and deferrals, certain pre-retirement and post-retirement distributions, and certain prohibited transactions, is accorded to accounts maintained as qualified retirement plans.

Shareholders are urged and advised to consult their own tax advisors for more information.

Purchases Of Fund Shares.  Prior to purchasing shares in a Fund, the impact of dividends or distributions which are expected to be or have been declared, but not paid, should be carefully considered.  Any dividend or distribution declared shortly after a purchase of shares of a Fund prior to the record date will have the effect of reducing the per share NAV by the per share amount of the dividend or distribution, and to the extent the distribution consists of the Fund’s taxable income, the purchasing shareholder will be taxed on the taxable portion of the dividend or distribution received even though some or all of the amount distributed is effectively a return of capital.

Sales, Exchanges Or Redemptions.  Upon the disposition of shares of a Fund (whether by redemption, sale or exchange), a shareholder may realize a capital gain or loss.  Such capital gain or loss will be long-term or short-term depending upon the shareholder’s holding period for the shares.  The capital gain will be long-term if the shares were held for more than 12 months and short-term if held for 12 months or less.  If a shareholder sells or exchanges Fund shares within 90 days of having acquired such shares and if, before January 31 of the calendar year following the calendar year of the sale or exchange, as a result of having initially acquired those shares, the shareholder subsequently pays a reduced sales charge on a new purchase of shares of the Fund or another Fund, the sales charge previously incurred in acquiring the Fund’s shares generally shall not be taken into account (to the extent the previous sales charges do not exceed the reduction in sales charges on the new purchase) for the purpose of determining the amount of gain or loss on the disposition, but generally will be treated as having been incurred in the new purchase.  Any loss realized on a disposition will be disallowed under the “wash sale” rules to the extent that the shares disposed of by the shareholder are replaced by the shareholder (including through dividend reinvestment) within a period of 61 days beginning 30 days before and ending 30 days after the date of disposition.  In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss.  Any loss realized by a shareholder on a disposition of shares held by the shareholder for six months or less will be treated as a long-term capital loss to the extent of any distributions of capital gain dividends received by the shareholder and disallowed to the extent of any distributions of exempt-interest dividends received by the shareholder with respect to such shares.  Capital losses are generally deductible only against capital gains except that individuals may deduct up to $3,000 of capital losses against ordinary income.

The 3.8% Medicare contribution tax (described above) will apply to gains from the sale or exchange of a Fund’s shares.

Backup Withholding.  Each Fund generally is required to withhold, and remit to the U.S. Treasury, subject to certain exemptions, an amount equal to 24% of all distributions and redemption proceeds paid or credited to a shareholder of such Fund if (i) the shareholder fails to furnish such Fund with the correct taxpayer identification number (“TIN”) certified under penalties of perjury, (ii) the shareholder fails to provide a certified statement that the shareholder is not subject to backup withholding, or (iii) the IRS or a broker has notified such Fund that the number furnished by the shareholder is incorrect or that the shareholder is subject to backup withholding as a result of failure to report interest or dividend income.  If the backup withholding provisions are applicable, any such distributions or proceeds, whether taken in cash or reinvested in shares, will be reduced by the amounts required to be withheld.  Backup withholding is not an additional tax.  Any amounts withheld may be credited against a shareholder’s U.S. federal income tax liability.

State And Local Taxes.  State and local laws often differ from federal income tax laws with respect to the treatment of specific items of income, gain, loss, deduction and credit.

Non-U.S. Shareholders.  Distributions made to non-U.S. shareholders attributable to net investment income generally are subject to U.S. federal income tax withholding at a 30% rate (or such lower rate provided under an applicable income tax treaty).  However, the Fund will generally not be required to withhold tax on any amounts paid to a non-U.S. investor with respect to dividends attributable to “qualified short-term gain” (i.e., the excess of net short-term capital gain over net long-term capital loss) designated as such by the Fund and dividends attributable to certain U.S. source interest income that would not be subject to federal withholding tax if earned directly by a non-U.S. person, provided such amounts are properly designated by the Fund. A Fund may choose not to designate such amounts.

Notwithstanding the foregoing, if a distribution described above is effectively connected with the conduct of a trade or business carried on by a non-U.S. shareholder within the United States (or, if an income tax treaty applies, is attributable to a permanent establishment in the United States), federal income tax withholding and exemptions attributable to foreign persons will not apply and such distribution will be subject to the federal income tax, reporting and withholding requirements generally applicable to U.S. persons described above.

Under U.S. federal tax law, a non-U.S. shareholder is not, in general, subject to federal income tax or withholding tax on capital gains (and is not allowed a deduction for losses) realized on the sale of shares of a Fund or on capital gain dividends, provided that the Fund obtains a properly completed and signed certificate of foreign status, unless (i) such gains or distributions are effectively connected with the conduct of a trade or business carried on by the non-U.S. shareholder within the United States (or, if an income tax treaty applies, are attributable to a permanent establishment in the United States of the non-U.S. shareholder); (ii) in the case of an individual non-U.S. shareholder, the shareholder is present in the United States for a period or periods aggregating 183 days or more during the year of the sale and certain other conditions are met; or (iii) the shares of the Fund constitute U.S. real property interests (USRPIs), as described below.

Special rules apply to foreign persons who receive distributions from a Fund that are attributable to gains from USRPIs.  The Code defines USRPIs to include direct holdings of U.S. real property and any interest (other than an interest solely as a creditor) in a “United States real property holding corporation” or former United States real property holding corporation.  The Code defines a United States real property holding corporation as any corporation whose USRPIs make up 50% or more of the fair market value of its USRPIs, its interests in real property located outside the United States, plus any other assets it uses in a trade or business.  In general, if a Fund is a United States real property holding corporation (determined without regard to certain exceptions), distributions by the Fund that are attributable to (a) gains realized on the disposition of USRPIs by the Fund and (b) distributions received by the Fund from a lower-tier RIC or REIT that the Fund is required to treat as USRPI gain in its hands will retain their character as gains realized from USRPIs in the hands of the foreign persons and will be subject to U.S. federal withholding tax. In addition, such distributions could result in foreign shareholder being required to file a U.S. tax return and pay tax on the distribution at regular U.S. federal income taxes rates. The consequences to a non-U.S. shareholder, including the rate of such withholding and character of such distribution (e.g., ordinary income or USRPI gain) will vary depending on the extent of the non-U.S. shareholder's current and past ownership of a Fund.

In addition, if a Fund is a United States real property holding corporation or former United States real property holding corporation, the Fund may be required to withhold U.S. tax upon a redemption of shares by a greater-than-5% shareholder that is a foreign person, and that shareholder would be required to file a U.S. income tax return for the year of the disposition of the USRPI and pay any additional tax due on the gain. However, no such withholding is generally required with respect to amounts paid in redemption of shares of a fund if the fund was a domestically controlled qualified investment entity, or, in certain other limited cases, if a fund (whether or not domestically controlled) holds substantial investments in RICs that are domestically controlled qualified investment entities.

Subject to the additional rules described herein, federal income tax withholding will apply to distributions attributable to dividends and other investment income distributed by the Funds.  The federal income tax withholding rate may be reduced (and, in some cases, eliminated) under an applicable tax treaty between the United States and the non-U.S. shareholder’s country of residence or incorporation.  In order to qualify for treaty benefits, a non-U.S. shareholder must comply with applicable certification requirements relating to its foreign status (generally by providing a Fund with a properly completed Form W-8BEN).

Sections 1471-1474 of the Code and the U.S. Treasury and IRS guidance issued thereunder (collectively, the "Foreign Account Tax Compliance Act" or "FATCA") generally requires a Fund to obtain information sufficient to identify the status of each of its shareholders.  If a shareholder fails to provide this information or otherwise fails to comply with FATCA, a Fund may be required to withhold under FATCA at a rate of 30% with respect to that shareholder on Fund dividends.  A Fund may disclose the information that it receives from (or concerning) its shareholders to the IRS, non-U.S. taxing authorities or other parties as necessary to comply with FATCA, related intergovernmental agreements or other applicable law or regulation. Each investor is urged to consult its tax advisor regarding the applicability of FATCA and any other reporting requirements with respect to the investor’s own situation, including investments through an intermediary.

Foreign Bank And Financial Accounts And Foreign Financial Assets Reporting Requirements.  A shareholder that owns directly or indirectly more than 50% by vote or value of a Fund, is urged and advised to consult its own tax advisor regarding its filing obligations with respect to FinCen Form 114, Report of Foreign Bank and Financial Accounts.

Tax-Exempt Shareholders.  A tax-exempt shareholder could realize unrelated business taxable income (“UBTI”) by virtue of its investment in a Fund if shares in the Fund constitute debt financed property in the hands of the tax-exempt shareholder within the meaning of Code Section 514(b).

It is possible that a tax-exempt shareholder of a Fund will also recognize UBTI if such Fund recognizes “excess inclusion income” (as described above) derived from direct or indirect investments in REMIC residual interests or TMPs.  Furthermore, any investment in a residual interest of a CMO that has elected to be treated as a REMIC can create complex tax consequences, especially if a Fund has state or local governments or other tax-exempt organizations as shareholders.

In addition, special tax consequences apply to charitable remainder trusts (“CRTs”) that invest in RICs that invest directly or indirectly in residual interests in REMICs or in TMPs.

Tax Shelter Reporting Regulations.  Under U.S. Treasury regulations, if a shareholder recognizes a loss of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the IRS a disclosure statement on Form 8886.  The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper.  Shareholders are urged and advised to consult their own tax advisors to determine the applicability of these regulations in light of their individual circumstances.

Shareholders are urged and advised to consult their own tax advisor with respect to the tax consequences of an investment in a Fund including, but not limited to, the applicability of state, local, foreign and other tax laws affecting the particular shareholder and to possible effects of changes in federal or other tax laws.

CONTROL PERSONS AND PRINCIPAL SECURITY HOLDERS

Persons or organizations beneficially owning more than 25% of the outstanding shares of a Fund are presumed to “control” the Fund.  As a result, those persons or organizations could have the ability to influence an action taken by a Fund if such action requires a shareholder vote.  As of April 1, 2020, the name, address and percentage ownership of each entity that owned of record or beneficially 5% or more of the outstanding shares of any class of a Fund are as follows:

Fund	Name and Address	Percentage of Class

DYNAMIC EQUITY FUND CLASS A	MLPF & S THE SOLE BENEFIT OF FOR ITS CUSTOMERS ATTN FUND ADMINISTRATION 4800 DEER LAKE DR EAST-2ND FLR JACKSONVILLE, FL 32246	25.26%
	WELLS FARGO CLEARING SERVICES 2801 MARKET STREET SAINT LOUIS, MO 63103	11.27%
	MORGAN STANLEY SMITH BARNEY LLC FOR THE EXCLUSIVE BENEFIT OF ITS CUTOMERS 1 NEW YORK PLAZA FL 12 NEW YORK NY 10004-1901	9.86%
	PERSHING LLC 1 PERSHING PLAZA JERSEY CITY, NJ 07399	9.50%
	UBS WM USA FBO SPEC CDY A/C EXL BEN CUSTOMERS OF UBSFSI 1000 HARBOR BLVD WEEHAWKEN, NJ 07086	8.57%
	LPL FINANCIAL 4707 EXECUTIVE DRIVE SAN DIEGO, CA 92121-3091	7.92%
DYNAMIC EQUITY FUND CLASS C	LPL FINANCIAL 4707 EXECUTIVE DRIVE SAN DIEGO, CA 92121-3091	39.78%
	MORGAN STANLEY SMITH BARNEY LLC FOR THE EXCLUSIVE BENEFIT OF ITS CUTOMERS 1 NEW YORK PLAZA FL 12 NEW YORK NY 10004-1901	22.79%
	MLPF & S THE SOLE BENEFIT OF FOR ITS CUSTOMERS ATTN FUND ADMINISTRATION 4800 DEER LAKE DR EAST-2ND FLR JACKSONVILLE, FL 32246	8.88%
	WELLS FARGO CLEARING SERVICES 2801 MARKET STREET SAINT LOUIS, MO 63103	8.69%
	UBS WM USA FBO SPEC CDY A/C EXL BEN CUSTOMERS OF UBSFSI 1000 HARBOR BLVD WEEHAWKEN, NJ 07086	6.26%
DYNAMIC EQUITY FUND CLASS Y	UBS WM USA FBO SPEC CDY A/C EXL BEN CUSTOMERS OF UBSFSI 1000 HARBOR BLVD WEEHAWKEN, NJ 07086	15.33%
	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FOR BENEFIT OF CUSTOMERS ATTN MUTUAL FUNDS 101 MONTGOMERY ST SAN FRANCISCO, CA 94104-4151	10.26%
	MORGAN STANLEY SMITH BARNEY LLC FOR THE EXCLUSIVE BENEFIT OF ITS CUTOMERS 1 NEW YORK PLAZA FL 12 NEW YORK NY 10004-1901	9.45%

	NATIONAL FINANCIAL SERVICES CORP (FBO) OUR CUSTOMERS ATTN MUTUAL FUNDS DEPARTMENT 4TH FL 499 WASHINGTON BLVD JERSEY CITY, NJ 07310-2010	8.06%
	LPL FINANCIAL 4707 EXECUTIVE DRIVE SAN DIEGO, CA 92121-3091	5.48%
DYNAMIC EQUITY FUND INSTITUTIONAL CLASS	PERSHING LLC 1 PERSHING PLAZA JERSEY CITY, NJ 07399	65.64%
	TD AMERITRADE INC FOR THE EXCLUSIVE BENEFIT OF OUR CLIENTS PO BOX 2226 OMAHA NE 68103-2226	24.08%
	NATIONAL FINANCIAL SERVICES CORP (FBO) OUR CUSTOMERS ATTN MUTUAL FUNDS DEPARTMENT 4TH FL 499 WASHINGTON BLVD JERSEY CITY, NJ 07310-2010	10.29%
DYNAMIC DIVERSIFIED INCOME FUND CLASS A	MLPF & S THE SOLE BENEFIT OF FOR ITS CUSTOMERS ATTN FUND ADMINISTRATION 4800 DEER LAKE DR EAST-2ND FLR JACKSONVILLE, FL 32246	10.13%
	WELLS FARGO CLEARING SERVICES 2801 MARKET ST SAINT LOUIS, MO 63103	6.84%
	LPL FINANCIAL 4707 EXECUTIVE DRIVE SAN DIEGO, CA 92121-3091	5.76%
	MATRIX TRUST COMPANY CUST. FBO RDM ELECTRIC CO INC 717 17TH STREET SUITE 1300 DENVER CO 80202	5.05%
DYNAMIC DIVERSIFIED INCOME FUND CLASS C	WELLS FARGO CLEARING SERVICES 2801 MARKET ST SAINT LOUIS, MO 63103	33.92%
	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCT FBO CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN STREET SAN FRANCISCO CA 94105	8.50%
	LPL FINANCIAL 4707 EXECUTIVE DRIVE SAN DIEGO, CA 92121-3091	7.92%
	MLPF & S THE SOLE BENEFIT OF FOR ITS CUSTOMERS ATTN FUND ADMINISTRATION 4800 DEER LAKE DR EAST-2ND FLR JACKSONVILLE, FL 32246	5.77%
DYNAMIC DIVERSIFIED INCOME FUND CLASS Y	PERSHING LLC 1 PERSHING PLAZA JERSEY CITY, NJ 07399	20.42%
	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FOR BENEFIT OF CUSTOMERS ATTN MUTUAL FUNDS 101 MONTGOMERY ST SAN FRANCISCO, CA 94104-4151	14.76%

	FIFTH THIRD BANK TTEE VARIOUS FASCORE LLC RECORDKEPT PLAN C/O FASCORE LLC 8515 E ORCHARD RD 2T2 GREENWOOD VILLAGE, CO 80111	9.60%
	WELLS FARGO CLEARING SERVICES 2801 MARKET ST SAINT LOUIS, MO 63103	8.93%
	LPL FINANCIAL 4707 EXECUTIVE DRIVE SAN DIEGO, CA 92121-3091	6.07%
	RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS 880 CARILLON PARKWAY ST PETERSBURG FL 33716	5.17%
DYNAMIC GLOBAL ALLOCATION FUND CLASS A	MLPF & S THE SOLE BENEFIT OF FOR ITS CUSTOMERS ATTN FUND ADMINISTRATION 4800 DEER LAKE DR EAST-2ND FLR JACKSONVILLE, FL 32246	9.01%
	LPL FINANCIAL 4707 EXECUTIVE DRIVE SAN DIEGO, CA 92121-3091	5.06%
DYNAMIC GLOBAL ALLOCATION FUND CLASS C	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCT FBO CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN STREET SAN FRANCISCO CA 94105	8.92%
	LPL FINANCIAL 4707 EXECUTIVE DRIVE SAN DIEGO, CA 92121-3091	8.78%
	WELLS FARGO CLEARING SERVICES 2801 MARKET ST SAINT LOUIS, MO 63103	7.83%
	PERSHING LLC 1 PERSHING PLAZA JERSEY CITY, NJ 07399	5.68%
DYNAMIC GLOBAL ALLOCATION FUND CLASS Y	FIFTH THIRD BANK TTEE VARIOUS FASCORE LLC RECORDKEPT PLAN C/O FASCORE LLC 8515 E ORCHARD RD 2T2 GREENWOOD VILLAGE, CO 80111	31.82%
	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FOR BENEFIT OF CUSTOMERS ATTN MUTUAL FUNDS 101 MONTGOMERY ST SAN FRANCISCO, CA 94104-4151	13.65%
	LPL FINANCIAL 4707 EXECUTIVE DRIVE SAN DIEGO, CA 92121-3091	8.31%
	MLPF & S THE SOLE BENEFIT OF FOR ITS CUSTOMERS ATTN FUND ADMINISTRATION 4800 DEER LAKE DR EAST-2ND FLR JACKSONVILLE, FL 32246	6.14%
	NATIONAL FINANCIAL SERVICES CORP (FBO) OUR CUSTOMERS ATTN MUTUAL FUNDS DEPARTMENT 4TH FL 499 WASHINGTON BLVD JERSEY CITY, NJ 07310-2010	5.80%
*Indicates that shares are held beneficially.

**May be deemed to control a Fund because it owned beneficially more than 25% of the outstanding shares of a Fund as of April 1, 2020. Western & Southern Financial Group is a corporation organized under the laws of Ohio and is a wholly–owned subsidiary of Western–Southern Mutual Holding Company.
***The Allocation Funds are each structured as a fund-of-funds. Pursuant to the proxy voting policies of Touchstone Advisors, the Allocation Funds vote their shares in the same proportion as the votes of all other shareholders in an underlying Touchstone Fund.

As of April 1, 2020 the Trustees and officers of the Trust as a group owned of record or beneficially less than 1% of the outstanding shares of the Trust and of each Fund (or class thereof).

CUSTODIAN

Brown Brothers Harriman & Co. (“BBH”), 50 Post Office Square, Boston, Massachusetts 02110, is the Trust’s custodian.  BBH acts as the Trust’s depository, safe keeps its portfolio securities, collects all income and other payments with respect thereto, disburses money as instructed and maintains records in connection with its duties.

LEGAL COUNSEL

K&L Gates LLP, State Street Financial Center, One Lincoln Street, Boston, Massachusetts 02111, serves as counsel to the Trust.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The firm of Ernst & Young LLP ("E&Y"), 221 E. 4th Street, Suite 2900, Cincinnati, Ohio 45202, has been selected as the independent registered public accounting firm for the Trust for the fiscal year ending December 31, 2020.  E&Y will perform an annual audit of the Trust’s financial statements and advise the Trust as to certain accounting matters.

TRANSFER AND SUB-ADMINISTRATIVE AGENT

Transfer Agent.  The Trust’s transfer agent is BNY Mellon Investment Servicing (US) Inc. ( “BNY Mellon IS”), 4400 Computer Drive, Westborough, Massachusetts 01581. BNY Mellon IS maintains the records of each shareholder’s account, answers shareholders’ inquiries concerning their accounts, processes purchases and redemptions of the Funds’ shares, acts as dividend and distribution disbursing agent and performs other shareholder servicing functions.  For providing transfer agent and shareholder services to the Trust, BNY Mellon IS receives a monthly per account fee from each Fund, plus out of-pocket expenses.

The Funds may also pay a fee to certain servicing organizations (such as broker-dealers and financial institutions) that provide sub-transfer agency services.  These services include maintaining shareholder records, processing shareholder transactions and distributing communications to shareholders.

Sub-Administrative Agent.  The Advisor provides administrative services to the Trust under an Administrative Agreement and has sub-contracted certain accounting and administrative services to The Bank of New York Mellon. The sub-administrative services sub-contracted to The Bank of New York Mellon include accounting and pricing services, SEC and state security filings, providing executive and administrative services and providing reports for meetings of the Board.  The Advisor pays The Bank of New York Mellon a sub-administrative fee out of its administration fee.

Set forth below are the sub-administrative fees paid by the Advisor to BNY Mellon during the stated periods:

	Sub-Administration Fees Paid
Fund	2017	2018	2019
Dynamic Equity Fund	$41,391	$38,659	$27,773
Dynamic Diversified Income Fund	$40,605	$39,439	$42,981
Dynamic Global Allocation Fund	$52,252	$50,469	$47,989

FINANCIAL STATEMENTS

The Funds’ audited financial statements for the fiscal year ended December 31, 2019, including the notes thereto and the report of Ernst & Young LLP, included in the Trust’s Annual Report are incorporated into this SAI by reference.  No other parts of the Trust’s Annual Report are hereby incorporated by reference. The Annual Report may be obtained free of charge by calling the

Trust at 1.800.543.0407 or by downloading a copy at TouchstoneInvestments.com.  You may also obtain the annual report or unaudited semi-annual report, as well as other information about the Trust, from the EDGAR Database on the SEC’s website at http://www.sec.gov.

APPENDIX A

DESCRIPTION OF SECURITIES RATINGS

Moody’s Investors Service, Inc. (“Moody’s”) and Standard & Poor’s® (“S&P”) are private services that provide ratings of the credit quality of debt obligations.  A description of the ratings assigned by Moody’s and S&P are provided below.  These ratings represent the opinions of these rating services as to the quality of the securities that they undertake to rate.  It should be emphasized, however, that ratings are general and are not absolute standards of quality.  An advisor attempts to discern variations in credit rankings of the rating services and to anticipate changes in credit ranking.  However, subsequent to purchase by a fund, an issue of securities may cease to be rated or its rating may be reduced below the minimum rating required for purchase by the fund.  In that event, an advisor will consider whether it is in the best interest of a fund to continue to hold the securities.

Moody’s credit ratings are current opinions of the relative future credit risk of entities, credit commitments, or debt or debt-like securities.  Moody’s defines credit risk as the risk that an entity may not meet its contractual, financial obligations as they come due and any estimated financial loss in the event of default.  Credit ratings do not address any other risk, including but not limited too: liquidity risk, market value risk, or price volatility.  Credit ratings are not statements of current or historical fact.  Credit ratings do not constitute investment or financial advice, and credit ratings are not recommendations to purchase, sell, or hold particular securities.  Credit ratings do not comment on the suitability of an investment for any particular investor.  Moody’s issues its credit ratings with the expectation and understanding that each investor will make its own study and evaluation of each security that is under consideration for purchase, holding, or sale.

An S&P issue credit rating is a forward-looking opinion about the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations, or a specific financial program (including ratings on medium-term note programs and commercial paper programs).  It takes into consideration the creditworthiness of guarantors, insurers, or other forms of credit enhancement on the obligation and takes into account the currency in which the obligation is denominated.  The opinion reflects S&P’s view of the obligor’s capacity and willingness to meet its financial commitments as they come due, and may assess terms, such as collateral security and subordination, which could affect ultimate payment in the event of default.

Short-Term Credit Ratings

Moody’s

Moody’s short-term ratings are opinions of the ability of issuers to honor short-term financial obligations.  Ratings may be assigned to issuers, short-term programs or to individual short-term debt instruments.  Such obligations generally have an original maturity not exceeding thirteen months, unless explicitly noted.

Moody’s employs the following designations to indicate the relative repayment ability of rated issuers:

“P-1” - Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.

“P-2” - Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.

“P-3” - Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations.

“NP” - Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

Note: Canadian issuers rated P-1 or P-2 have their short-term ratings enhanced by the senior-most long-term rating of the issuer, its guarantor or support-provider.

S&P

S&P’s short-term ratings are generally assigned to those obligations considered short-term in the relevant market.  In the U.S., for example, that means obligations with an original maturity of no more than 365 days-including commercial paper.  Short-term ratings are also used to indicate the creditworthiness of an obligor with respect to put features on long-term obligations.  The result is a dual rating, in which the short-term rating addresses the put feature, in addition to the usual long-term rating.

The following summarizes the rating categories used by S&P for short-term issues:

“A-1” - Obligations are rated in the highest category and indicate that the obligor’s capacity to meet its financial commitment on the obligation is strong.  Within this category, certain obligations are designated with a plus sign (+).  This indicates that the obligor’s capacity to meet its financial commitment on these obligations is extremely strong.

“A-2” - Obligations are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories.  However, the obligor’s capacity to meet its financial commitment on the obligation is satisfactory.

“A-3” - Obligations exhibit adequate protection parameters.  However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

“B” - Obligations are regarded as having significant speculative characteristics.  The obligor currently has the capacity to meet its financial commitments; however, it faces major ongoing uncertainties which could lead to the obligor’s inadequate capacity to meet its financial commitments.

“C” - Obligations are currently vulnerable to nonpayment and are dependent upon favorable business, financial and economic conditions for the obligor to meet its financial commitment on the obligation.

“D” - Obligations are in payment default. The “D” rating category is used when payments on an obligation are not made on the date due, unless S&P believes that such payments will be made within any stated grace period.  However, any stated grace period longer than five business days will be treated as five business days.  The “D” rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Local Currency and Foreign Currency Risks - Country risk considerations are a standard part of S&P’s analysis for credit ratings on any issuer or issue.  Currency of repayment is a key factor in this analysis.  An obligor’s capacity to repay foreign currency obligations may be lower than its capacity to repay obligations in its local currency due to the sovereign government’s own relatively lower capacity to repay external versus domestic debt.  These sovereign risk considerations are incorporated in the debt ratings assigned to specific issues.  Foreign currency issuer ratings are also distinguished from local currency issuer ratings to identify those instances where sovereign risks make them different for the same issuer.

Long-Term Credit Ratings

Moody’s

Moody’s long-term ratings are opinions of the relative credit risk of financial obligations with an original maturity of one year or more.  They address the possibility that a financial obligation will not be honored as promised.  Such ratings use Moody’s Global Scale and reflect both the likelihood of default and any financial loss suffered in the event of default.

The following summarizes the ratings used by Moody’s for long-term debt:

“Aaa” - Obligations rated “Aaa” are judged to be of the highest quality, subject to the lowest level of credit risk.

“Aa” - Obligations rated “Aa” are judged to be of high quality and are subject to very low credit risk.

“A” - Obligations rated “A” are judged to be upper-medium grade and are subject to low credit risk.

“Baa” - Obligations rated “Baa” are judged to be medium-grade and subject to moderate credit risk and as such may possess certain speculative characteristics.

“Ba” - Obligations rated “Ba” are judged to be speculative and are subject to substantial credit risk.

“B” - Obligations rated “B” are considered speculative and are subject to high credit risk.

“Caa” - Obligations rated “Caa” are judged to be of poor standing and are subject to very high credit risk.

“Ca” - Obligations rated “Ca” are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

“C” - Obligations rated “C” are the lowest rated and are typically in default, with little prospect for recovery of principal or interest.

Note: Moody’s appends numerical modifiers 1, 2, and 3 to each generic rating classification from “Aa” through “Caa.”  The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

S&P

Issue credit ratings are based, in varying degrees, on S&P’s analysis of the following considerations:

•	Likelihood of payment — capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation;

•	Nature of and provisions of the obligation;

•
Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors’ rights.

Issue ratings are an assessment of default risk, but may incorporate an assessment of relative seniority or ultimate recovery in the event of default.  Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy, as noted above.  (Such differentiation may apply when an entity has both senior and subordinated obligations, secured and unsecured obligations, or operating company and holding company obligations.)

The following summarizes the ratings used by S&P for long-term issues:

“AAA” - An obligation rated “AAA” has the highest rating assigned by S&P.  The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.

“AA” - An obligation rated “AA” differs from the highest-rated obligations only to a small degree.  The obligor’s capacity to meet its financial commitment on the obligation is very strong.

“A” - An obligation rated “A” is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories.  However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

“BBB” - An obligation rated “BBB” exhibits adequate protection parameters.  However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

Obligations rated “BB,” “B,” “CCC,” “CC,” and “C” are regarded as having significant speculative characteristics.  “BB” indicates the least degree of speculation and “C” the highest.  While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

“BB” - An obligation rated “BB” is less vulnerable to nonpayment than other speculative issues.  However, it faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

“B” - An obligation rated “B” is more vulnerable to nonpayment than obligations rated “BB,” but the obligor currently has the capacity to meet its financial commitment on the obligation.  Adverse business, financial or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.

“CCC” - An obligation rated “CCC” is currently vulnerable to nonpayment, and is dependent upon favorable business, financial and economic conditions for the obligor to meet its financial commitment on the obligation.  In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

“CC” - An obligation rated "CC" is currently highly vulnerable to nonpayment. The "CC" rating is used when a default has not yet occurred but S&P expects default to be a virtual certainty, regardless of the anticipated time to default.

“C” - An obligation rated "C" is currently highly vulnerable to nonpayment, and the obligation is expected to have lower relative seniority or lower ultimate recovery compared with obligations that are rated higher.

“D” - An obligation rated "D" is in default or in breach of an imputed promise. For non-hybrid capital instruments, the "D" rating category is used when payments on an obligation are not made on the date due, unless S&P believes that such payments will be made within five business days in the absence of a stated grace period or within the earlier of the stated grace period or 30 calendar days. The "D" rating also will be used upon the filing of a bankruptcy petition or the taking of similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. A rating on an obligation is lowered to "D" if it is subject to a distressed exchange offer.

Plus (+) or minus (-) - The ratings from “AA” to “CCC” may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

“NR” - This indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that S&P does not rate a particular obligation as a matter of policy.

Local Currency and Foreign Currency Risks - Country risk considerations are a standard part of S&P’s analysis for credit ratings on any issuer or issue.  Currency of repayment is a key factor in this analysis.  An obligor’s capacity to repay foreign currency obligations may be lower than its capacity to repay obligations in its local currency due to the sovereign government’s own relatively lower capacity to repay external versus domestic debt.  These sovereign risk considerations are incorporated in the debt ratings assigned to specific issues.  Foreign currency issuer ratings are also distinguished from local currency issuer ratings to identify those instances where sovereign risks make them different for the same issuer.

Municipal Note Ratings

Moody’s

Moody’s uses three rating categories for short-term municipal obligations that are considered investment grade.  These ratings are designated as Municipal Investment Grade (“MIG”) and are divided into three levels - “MIG 1” through “MIG 3”.  In addition, those short-term obligations that are of speculative quality are designated “SG”, or speculative grade.  MIG ratings expire at the maturity of the obligation.

The following summarizes the ratings used by Moody’s for these short-term obligations:

“MIG 1” - This designation denotes superior credit quality.  Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

“MIG 2” - This designation denotes strong credit quality.  Margins of protection are ample, although not as large as in the preceding group.

“MIG 3” - This designation denotes acceptable credit quality.  Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.

“SG” - This designation denotes speculative-grade credit quality.  Debt instruments in this category may lack sufficient margins of protection.

In the case of variable rate demand obligations (“VRDOs”), a two-component rating is assigned; a long- or short-term debt rating and a demand obligation rating.  The first element represents Moody’s evaluation of risk associated with scheduled principal and interest payments.  The second element represents Moody’s evaluation of risk associated with the ability to receive purchase price upon demand (“demand feature”).  The second element uses a rating from a variation of the MIG scale called the Variable Municipal Investment Grade or “VMIG” rating scale.

When either the long- or short-term aspect of a VRDO is not rated, that piece is designated “NR”, e.g., “Aaa/NR” or “NR/VMIG 1”.

VMIG rating expirations are a function of each issue’s specific structural or credit features.

“VMIG 1” - This designation denotes superior credit quality.  Excellent protection is afforded by the superior short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

“VMIG 2” - This designation denotes strong credit quality.  Good protection is afforded by the strong short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

“VMIG 3” - This designation denotes acceptable credit quality.  Adequate protection is afforded by the satisfactory short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

“SG” - This designation denotes speculative-grade credit quality.  Demand features rated in this category may be supported by a liquidity provider that does not have an investment grade short-term rating or may lack the structural and/or legal protections necessary to ensure the timely payment of purchase price upon demand.

S&P

An S&P U.S. municipal note rating reflects S&P’s opinion about the liquidity factors and market access risks unique to notes.  Notes due in three years or less will likely receive a note rating.  Notes with an original maturity of more than three years will most likely receive a long-term debt rating.  In determining which type of rating, if any, to assign, S&P’s analysis will review the following considerations:

•	Amortization schedule-the larger the final maturity relative to other maturities, the more likely it will be treated as a note; and

•	Source of payment-the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note.

Note rating symbols are as follows:

“SP-1” - The issuers of these municipal notes exhibit a strong capacity to pay principal and interest.  Those issues determined to possess a very strong capacity to pay debt service are given a plus (+) designation.

“SP-2” - The issuers of these municipal notes exhibit a satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

“SP-3” - The issuers of these municipal notes exhibit speculative capacity to pay principal and interest.

Appendix B
WELLS FARGO ASSET MANAGEMENT
PROXY VOTING POLICIES AND PROCEDURES
EFFECTIVE AS OF JANUARY 1, 2019

Wells Fargo Asset Management (“WFAM”) Stewardship
As fiduciaries, we are committed to effective stewardship of the assets we manage on behalf of our clients. To us, good stewardship reflects responsible, active ownership and includes both engaging with investee companies and voting proxies in a manner that we believe will maximize the long-term value of our investments.

Scope of Policies and Procedures. These Proxy Voting Policies and Procedures (“Policies and Procedures”) are used to determine how to vote proxies relating to portfolio securities held in client accounts managed by WFAM. With respect to client accounts of Funds Management, this includes, among others, Wells Fargo Funds Trust, Wells Fargo Master Trust, Wells Fargo
Variable Trust, Wells Fargo Global Dividend Opportunity Fund, Wells Fargo Income
Opportunities Fund, Wells Fargo Multi-Sector Income Fund, and Wells Fargo Utilities and High Income Fund (the “Trusts”) (hereafter, all series of the Trusts, and all such Trusts not having separate series, are referred to as the “Funds”). In addition, these Policies and Procedures are used to determine how to vote proxies for the assets managed on behalf of WellsCap’s clients. Not all clients delegate proxy-voting authority to WellsCap, however, and WellsCap will not vote proxies, or provide advice to clients on how to vote proxies in the absence of specific delegation of authority, a pre-existing contractual agreement, or an obligation under the applicable law (e.g., securities that are held in an investment advisory account for which WellsCap exercises no investment discretion are not voted by WellsCap).

Voting Philosophy. WFAM, comprised of investment advisers registered with the Securities and Exchange Commission, has adopted these Policies and Procedures to ensure that proxies are voted in the best interests of clients without regard to any relationship that any affiliated person of the WFAM (or an affiliated person of such affiliated person) may have with the issuer. WFAM exercises its voting responsibility as a fiduciary with the goal of maximizing value to clients consistent with governing laws and the investment policies of each client. While securities are not purchased to exercise control or to seek to effect corporate change through share ownership activism, WFAM supports sound corporate governance practices at companies in which client assets are invested.

Proxy Administrator
The proxy voting process is administered by WFAM’s Operations Department (“Proxy Administrator”), who reports to WFAM’s Chief Operations Officer. The Proxy Administrator is responsible for administering and overseeing the proxy voting process to ensure the implementation of the Policies and Procedures, including regular operational reviews, typically conducted on a weekly basis. The Proxy Administrator monitors third party voting of proxies to ensure it is being done in a timely and responsible manner, including review of scheduled vendor reports. The Proxy Administrator in conjunction with the Proxy Committee reviews the continuing appropriateness of the Policies and Procedures set forth herein, and recommends revisions as necessary.

Third Party Proxy Voting Vendor. WFAM has retained a third-party proxy voting service, Institutional Shareholder Services Inc. (“ISS”), to assist in the implementation of certain proxy voting-related functions including: 1.) Providing research on proxy matters 2.) Providing technology to facilitate the sharing of research and discussions related to proxy votes 3.) Vote proxies in accordance with WFAM’s guidelines 4.) Handle administrative and reporting items 5.) Maintain records of proxy statements received in connection with proxy votes and provide copies/analyses upon request. Except in instances where clients have retained voting authority, WFAM retains the responsibility for proxy voting decisions.

Proxy Committee and Sub-Committees. The WFAM Proxy Committee shall be responsible for overseeing the proxy voting process to ensure its implementation in conformance with these Policies and Procedures. The WFAM Proxy Committee shall coordinate with Wells Fargo Asset
Management Risk and Compliance to monitor ISS, the proxy voting agent currently retained by WFAM, to determine that ISS is accurately applying the Policies and Procedures as set forth herein and operates as an independent proxy voting agent. WFAM’s ISS Vendor Oversight process includes an assessment of ISS’ Policy and Procedures (“P&P”), including conflict controls and monitoring, receipt and review of routine performance-related reporting by ISS to WFAM and periodic onsite due diligence meetings. Due diligence meetings typically include: meetings with key staff, P&P related presentations and discussions, technology-related demonstrations and assessments, and some sample testing, if appropriate. The WFAM Proxy Committee shall review the continuing appropriateness of the Policies and Procedures set forth herein. The WFAM Proxy Committee may delegate certain powers and responsibilities to subcommittees consisting of a “Proxy Voting Sub-Committee” and a “Proxy Governance SubCommittee.”

Proxy Voting Sub-Committee. Among other delegated matters, the Proxy Voting SubCommittee, in accordance with these Policies and Procedures, reviews and votes on routine proxy proposals that it considers under these Policies and Procedures in a timely manner. If necessary, the Proxy Voting Sub-Committee escalates issues to the Proxy Governance SubCommittee that are determined to be material by the Proxy Voting Sub-Committee or otherwise in accordance with these Policies and Procedures. The Proxy Voting Sub-Committee coordinates with Wells Fargo Asset Management Risk and Compliance to review the performance and independence of ISS in exercising its proxy voting responsibilities.

Proxy Governance Sub-Committee. The Proxy Governance Sub-Committee reviews and, in accordance with these Policies and Procedures, votes on issues that have been escalated from the Proxy Voting Sub-Committee. Members of the Proxy Governance Sub-Committee also oversee the implementation of WFAM Proxy Committee recommendations for the respective functional areas in WFAM that they represent.

Meetings; Committee Actions. The WFAM Proxy Committee shall convene or act through written consent, including through the use of electronic systems of record, of a majority of WFAM Proxy Committee members as needed and when discretionary voting determinations need to be considered. Any sub-committee of the WFAM Proxy Committee shall have the authority on matters delegated to it to act by vote or written consent, including through the use of electronic systems of record, of a majority of the sub-committee members available at that time. The WFAM Proxy Committee shall also meet at least annually (each calendar year and within 15 months of the last meeting) to review the Policies and Procedures.

Membership. Members are selected based on subject matter expertise for the specific deliverables the committee is required to complete. The voting members of the Proxy Committee are identified in the WFAM Proxy Charter. Changes to the membership of the Proxy Committee will be made only with approval of the WFAM Proxy Committee. Upon departure from Wells Fargo Asset Management, a member’s position on the WFAM Proxy Committee will automatically terminate.

Voting Procedures. Unless otherwise required by applicable law, Where provisions of the Investment Company Act of 1940 (the “1940 Act”) specify the manner in which items for any third party registered investment companies (e.g., mutual funds, exchange-traded funds and closed-end funds) and business development companies (as defined in Section 2(a)(48) of the 1940 Act) (“Third Party Fund Holding Voting Matters”) held by the Funds, WFAM shall vote the Third Party Fund Holding Voting Matter on behalf of the Fund accordingly. proxies will be voted in accordance with the following steps and in the following order of consideration:

1.
First, any voting items related to WFAM “Top-of-House” voting principles (as described below under the heading “WFAM Proxy Voting Principles/Guidelines”) will generally be voted in accordance with a custom voting policy with ISS (“Custom Policy”) designed to implement the WFAM’s Top-of-House voting principles. The WFAM Proxy Committee may determine that additional review of a Top-of-House voting matter is warranted. For example, voting matters for declassified boards or annual election of directors of public operating and holding companies that have certain long-term business commitments (e.g., developing proprietary technology; or having an important strategic alliance in place) may warrant referral to the Proxy Voting Sub-Committee (or escalation to the Proxy Governance Sub-Committee) for case-by-case review and vote determination.

2.
Second, any voting items for meetings deemed of “high importance” The term “high importance” is defined as those items designated Proxy Level 6, 5, or 4 by ISS, which include proxy contests, mergers, capitalization proposals and anti-takeover defenses. (e.g., proxy contests, mergers and acquisitions, capitalization proposals and anti-takeover proposals) where ISS opposes management recommendations will be referred to the Portfolio Management teams for recommendation or the Proxy Voting Sub-Committee (or escalated to the Proxy Governance Sub-Committee) for case-by-case review and vote determination.

3.
Third, with respect to any voting items where ISS Sustainability Voting Guidelines ISS’s Sustainability Voting Guidelines seeks to promote support for recognized global governing bodies encouraging sustainable business practices advocating for stewardship of environment, fair labor practices, nondiscrimination, and the protection of human rights. provide a different recommendation than ISS Standard Voting Guidelines, the following steps are taken:

a.	The WFAM Portfolio Risk Management and Analytics team (the “PRMA team”) evaluates the matter for materiality and any other relevant considerations.

b.
If the PRMA team recommends further review, the voting item is then referred to the Portfolio Management teams for recommendation or the Proxy Voting SubCommittee (or escalated to the Proxy Governance Sub-Committee) for case-bycase review and vote determination.

c.	If the PRMA team does not recommend further review, the matter is voted in accordance with ISS Standard Voting Guidelines.

4.
Fourth, any remaining proposals are voted in accordance with ISS Standard Voting Guidelines. The voting of proxies for Taft Hartley clients may incorporate the use of ISS’s Taft Hartley voting guidelines.

Commitment to the Principles of Responsible Investment. As a signatory to the Principles for Responsible Investment, WFAM has integrated certain environmental, social, and governance factors into its investment processes, which includes the proxy process. As described under Voting Procedures above, WFAM considers ISS’s Sustainability Voting Guidelines as a point of reference in certain cases deemed to be material to a company’s long-term shareholder value.

Voting Discretion. In all cases, the Proxy Committee (and any sub-committee thereof) will exercise its voting discretion in accordance with the voting philosophy of these Policies and Procedures. In cases where a proxy item is forwarded by ISS to the Proxy Committee or a subcommittee thereof, the Proxy Committee or its sub-committee may be assisted in its voting decision through receipt of: (i) independent research and voting recommendations provided by ISS or other independent sources; (ii) input from the investment sub-adviser responsible for purchasing the security; and (iii) information provided by company management and shareholder groups.

Portfolio Manager and Sub-Adviser Input. The WFAM Proxy Committee may consult with portfolio management teams and Fund sub-advisers on specific proxy voting issues as it deems appropriate. In addition, portfolio management teams or Fund sub-advisers may proactively make recommendations to the Proxy Committee regarding any proxy voting issue. In this regard, the process takes into consideration expressed views of portfolio management teams and Fund sub-advisers given their deep knowledge of investee companies. For any proxy vote, portfolio management teams and Fund sub-advisers may make a case to vote against the ISS or Proxy Committee’s recommendation (which is described under Voting Procedures above). Any portfolio management team’s or Fund sub-adviser’s opinion should be documented in a brief write-up for consideration by the Proxy Voting Committee who will determine, or escalate to the Proxy Governance Committee, the final voting decision.

Consistent Voting. Proxies will be voted consistently on the same matter when securities of an issuer are held by WFAM multiple client accounts unless there are special circumstances such as, for example, proposals concerning corporate actions such as mergers, tender offers, and acquisitions or as reasonably necessary to implement a particular mandate specifically applicable to one or more accounts.

WFAM Top-of-House Proxy Voting Principles/Guidelines. The following reflects WFAM’s Top-of-House Voting Principles in effect as of the date of these Policies and Procedures. WFAM has put in place a custom voting policy with ISS to implement these voting principles.

Boards of Directors. We believe that Boards of Directors should have strong, independent leadership and should adopt structures and practices that enhance their effectiveness. We believe it is the responsibility of the Board of Directors to create, enhance, and protect shareholder value. We recognize that the optimal board size and governance structure can vary by company size, industry, region of operations, and circumstances specific to the company.

•
We generally vote for the election of Directors in uncontested elections. We reserve the right to vote on a case-by-case basis when directors fail to meet their duties as a board member, such as failing to act in the best economic interest of shareholders; failing to maintain independent audit, compensation, nominating committees; and failing to attend at least 75% of meetings, etc.

•
We generally vote for an independent board that has a majority of outside directors who are not affiliated with the top executives and have minimal or no business dealings with the company to avoid potential conflicts of interests.

•
Generally speaking, we believe Directors should sit on no more than 4 public boards at any given time. Directors serving on an excessive number of boards could result in time constraints and an inability to fulfill their duties.

•
We generally support adopting a declassified board structure for public operating and holding companies. We reserve the right to vote on a case-by-case basis when companies have certain long-term business commitments.

•
We generally support annual election of directors of public operating and holding companies. We reserve the right to vote on a case-by-case basis when companies have certain long-term business commitments.

Fund Voting Reporting Coordination. Voting decisions made by the WFAM Proxy Committee on behalf of the Funds will be reported to ISS to ensure that votes are registered in a timely manner and included in Form N-PX reporting.

Practical Limitations to Proxy Voting. While WFAM uses its reasonable best efforts to vote proxies, in certain circumstances, it may be impractical or impossible for WFAM to vote proxies (e.g., limited value or unjustifiable costs).

Securities on Loan. As a general matter, securities on loan will not be recalled to facilitate proxy voting (in which case the borrower of the security shall be entitled to vote the proxy). However, as it relates to portfolio holdings of the Funds, if the WFAM Proxy Committee is aware of an item in time to recall the security and has determined in good faith that the importance of the matter to be voted upon outweighs the loss in lending revenue that would result from recalling the security (e.g., if there is a controversial upcoming merger or acquisition, or some other significant matter), the security will be recalled for voting.

Share Blocking. Proxy voting in certain countries requires ‘share blocking’. Shareholders wishing to vote their proxies must deposit their shares with a designated depositary before the date of the meeting. Consequently, the shares may not be sold in the period preceding the proxy vote. Absent compelling reasons, WFAM believes that the benefit derived from voting these shares is outweighed by the burden of limited trading. Therefore, if share blocking is required in certain markets, WFAM will not participate and refrain from voting proxies for those clients impacted by share blocking.

Conflicts of Interest. WFAM may have a conflict of interest regarding a proxy to be voted upon if, for example, WFAM or its affiliates have other relationships with the issuer of the proxy. In most instances, conflicts of interest are avoided through a strict and objective application of the voting guidelines. However, when the Proxy Administrator is aware of a material conflict of interest regarding a matter that would otherwise require a vote by the Proxy Committee or that, in the determination of the Proxy Committee, otherwise warrants the taking of additional steps to mitigate the conflict, the Proxy Committee or the Proxy Administrator shall address the material conflict by using any of the following methods:

1.	Instructing ISS to vote in accordance with the recommendation ISS makes to its clients;

2.
With respect to any matters involving a portfolio holding of the Funds, disclosing the conflict to the Board of the Funds and obtaining its consent before voting with respect to shares held by the Funds;

3.
With respect to any matters involving a portfolio holding of the Funds, submitting the matter to the Board of the Funds to exercise its authority to vote on such matter with respect to shares held by the Funds;

4.
Engaging an independent fiduciary who will direct the Proxy Committee how to vote on such matter following consultation with the Board of the Funds if the conflict pertains to a matter involving a portfolio holding of the Funds;

5.	Consulting with outside legal counsel for guidance on resolution of the conflict of interest;

6.
Erecting information barriers around the person or persons making voting decisions following consultation with the Board of the Funds if the conflict pertains to a matter involving a portfolio holding of the Funds;

7.	Voting in proportion to other shareholders (“mirror voting”) following consultation with the Board of the Funds if the conflict pertains to a matter involving a portfolio holding of the Funds; or

8.	Voting in other ways that are consistent with WFAM’s obligation to vote in the best interests of its shareholders.

The Proxy Committee will not permit its votes to be influenced by any conflict of interest that exists for any other affiliated person of WFAM (such as a sub-adviser or principal underwriter) or any affiliated persons of such affiliated persons and the Proxy Committee will vote all such matters without regard to the conflict.

Vendor Oversight: The WFAM Proxy Administrator monitors the ISS proxy process against specific criteria in order to identify potential issues relating to account reconciliation, unknown and rejected ballot reviews, upcoming proxy reviews, share reconciliation oversight, etc.

III.     Other Provisions
Policy Review and Ad Hoc Meetings
The Proxy Governance Committee meets at least annually to review this Policy and consider any appropriate changes. Meetings may be convened more frequently (for example, to discuss a specific proxy agenda or proposal) as requested by the Manager of Proxy Administration, any member of the Proxy Committee, or WFAM’s Chief Compliance Officer. The Proxy Committee includes representation from Portfolio Management, Operations, Portfolio Risk Management and Analytics and, in a non-voting consultative capacity, Compliance.
Records Retention
The WFAM Proxy Administrator will maintain the following records relating to the implementation of the Policies and Procedures:

▪	A copy of these proxy voting policies and procedures;

▪	Proxy statements received for client securities (which will be satisfied by relying on ISS);

▪	Records of votes cast on behalf of Funds and separate account clients (which ISS maintains on behalf of WFAM);

▪	Records of each written client request for proxy voting records and WFAM’s written response to any client request (written or oral) for such records; and

▪	Any documents prepared by WFAM or ISS that were material to making a proxy voting decision.

Such proxy voting books and records shall be maintained at an office of WFAM in an easily accessible place for a period of six years.
Disclosure of Policies and Procedures
WFAM will disclose to its separate clients a summary description of its proxy voting policy and procedures via mail. A summary of the proxy voting policy and procedures will be disclosed in the registration statements for the open-end Trusts. A detailed copy of the policy and procedures will be provided to clients upon request by calling 1-800-736-2316.

WFAM will also provide to clients proxy statements and any records as to how WFAM voted proxies on behalf its client upon request. Clients may contact their relationship manager for assistance, or call WFAM at 1-800-259-3305 or by e-mail at wellscapclientadmin@wellsfargo.com to request a record of proxies voted on their behalf.

Except as otherwise required by law, WFAM has a general policy of not disclosing to any issuer or third party how its separate account client proxies are voted.

Approved by the Proxy Committee: December, 2018

Wilshire Funds Management Proxy Voting Policy

Wilshire Funds Management (“WFM”), a division of Wilshire Associates Incorporated, votes proxies for each client that has specifically authorized us to vote them in the investment management contract. These policies and procedures are intended to fulfill WFM’s obligations in accordance with Rule 206(4)-6 of the Investment Advisers Act of 1940, as amended (“Act”), to vote client securities in the best interest of clients.

I.                POLICY

When voting proxies for securities directly held by a client, WFM will attempt to consider all factors reasonably believed to be relevant which could affect the value of the investments and will vote proxies in the manner that it believes is consistent with efforts to maximize shareholder value.

Attached to this policy as Appendix A are Proxy Voting Guidelines (“Guidelines”) that WFM will use when voting proxies. The Guidelines seek to ensure WFM fulfills its duty of care and loyalty to clients when voting proxies.

1.	Duty of Care

WFM’s proxy policy mandates the monitoring of corporate events and the voting of client proxies. However, there may be occasions when WFM determines that not voting a proxy may be in the best interests of its clients; for example, when the cost of voting the proxy exceeds the expected benefit to the client. There may also be times when clients have instructed WFM not to vote proxies or direct WFM to vote proxies in a certain manner. WFM will maintain written instructions from clients with respect to directed proxy votes.

2.	Duty of Loyalty

WFM will ensure proxy votes are cast in a manner consistent with the best interests of the client. WFM will use the following process to address conflicts of interest: a) identify potential conflicts of interest; b) determine which conflicts, if any, are material; and c) establish procedures to ensure that WFM’s voting decisions are based on the best interests of clients and are not a product of the conflict.

a.	Identify Potential Conflicts of Interest

Conflicts of interest may occur due to business, personal or family relationships. Potential conflicts may include votes affecting WFM or Wilshire Associates Incorporated.

b.	Determine which Conflicts are Material

A “material” conflict is one that is reasonably likely to be viewed as important by the average shareholder. For example, an issue may not be viewed as material unless it has the potential to affect at least 1% of an adviser’s annual revenue.

c.	Establish Procedures to Address Material Conflicts.

WFM has established multiple methods to address voting items it has identified as those in which it may have a material conflict of interest.

i.	Use an independent third party to recommend how a proxy presenting a conflict should be voted or authorize the third party to vote the proxy.

ii.	Refer the proposal to the client and obtain the client’s instruction on how to vote.

iii.	Disclose the conflict to the client and obtain the client’s consent to WFM’s vote.

3.	Proxy Referrals

For securities held within an account whose strategy either involves passive management or whose stock selection is based solely upon quantitative analysis and/or does not involve fundamental analysis of the issuer, proxies will be referred to a third party proxy service for voting in accordance with their policies and guidelines.

4.	WFM may have different voting policies and procedures for different clients and may vote proxies of different clients differently, if appropriate in the fulfillment of its duties.

II.           DOCUMENTATION

WFM shall maintain the following types of records relating to proxy voting:

1.	Wilshire Funds Management Proxy Voting Policy and all amendments thereto

2.
Proxy statements received for client securities. WFM may rely on proxy statements filed on EDGAR instead of keeping copies or, if applicable, rely on statements maintained by a proxy voting service provided that WFM has obtained an undertaking from the service that it will provide a copy of the statements promptly upon request.

3.	Records of votes cast on behalf of clients.

4.	Any document prepared by WFM that is material to making a proxy voting decision or that memorialized the basis for that decision.

Such records shall be maintained for the period of time specified in Rule 204-2 of the Act. To the extent that WFM is authorized to vote proxies for a United States Registered Investment Company, WFM shall maintain such records as are necessary to allow such fund to comply with its recordkeeping, reporting and disclosure obligations under applicable laws, rules and regulations.

Wilshire Funds Management Proxy Voting Policy

Appendix A of the Proxy Voting Guidelines

The following guidelines, which may be amended from time to time, will be used when deciding how to vote proxies on behalf of clients. These guidelines may be superseded in accordance with WFM’s duty to act in the best interest of the client.

A.	Election of Directors

a.
We generally vote for all director nominees, except in situations where there is a potential conflict of interest, including but not limited to the nomination of a director who also serves on the compensation committee, audit committee or other relevant committee of the company’s board.

B.	Auditors

a.	Ratifying Auditors — we generally vote in favor for such proposals, unless the auditor is affiliated or has a financial interest in the company.

b.	Financial Statements & Auditor Reports — we generally vote in favor of approving financial and auditor reports.

c.	Compensation — we generally vote in favor for such proposals.

d.	Indemnification — we vote against indemnification of auditors.

C.	Executive & Director Compensation

a.	We generally vote in favor for such proposals.

D.	Miscellaneous and Non-Routine matters

a.	We vote miscellaneous proposals on a case-by-case basis, in the best interest of shareholders.

TSF-2590-SAI-2007